UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Strategic Income Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2017

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

ANNUAL REPORT

BlackRock Funds II

▶	BlackRock Strategic Income Opportunities Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of December 31, 2017	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2017, the Fund’s Institutional Shares returned 4.88%, the Investor A Shares returned 4.59%, the Investor C Shares returned 3.81%, and the Class K Shares returned 4.97%. For the same period, the Bloomberg Barclays U.S. Universal Index returned 4.09% and the ICE BofAML 3-Month U.S. Treasury Bill Index returned 0.86%.

What factors influenced performance?

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

The Fund’s allocation to securitized assets, namely non-agency residential mortgage-backed securities (“MBS”), contributed to performance. Also contributing to performance were allocations to U.S. investment grade and high yield corporate bonds, as well as allocations to European, Asian and emerging market credit. The Fund’s U.S. absolute return strategies added to performance as well during the period.

The Fund’s positioning with respect to duration (and corresponding interest rate sensitivity) and macro strategies modestly detracted from performance during the period. Within macro strategies, the principal detractor was the Fund’s active currency positioning. Specifically, short exposure to the euro as it moved to its highest level against the U.S. dollar since last year’s U.K. referendum on leaving the European Union, on the possibility that the European Central Bank (“ECB”) would remove some of its accommodative monetary policy more rapidly than previously expected, detracted from performance.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the Fund as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of U.S. Treasury futures, currency forwards, options and swaps had a negative impact on performance. As interest rates stayed in a tight range through much of the period, the use of derivatives to manage duration detracted from performance. The Fund’s cash position did not have a material impact on results for the 12-month period.

Describe recent portfolio activity.

In the first quarter of 2017, the Fund was positioned to benefit from the global reflation theme through allocations to securitized assets, corporate bonds and emerging markets. These securities were supported by strong demand for yield and higher global growth. The Fund also took profits on allocations to inflation-linked securities. In anticipation of global reflation, the Fund maintained a relatively low portfolio duration and corresponding interest rate sensitivity. The Fund implemented a short position in European interest rates as a hedge ahead of the French elections and on the view that rates were poised to rise as the ECB removed its accommodative monetary policy.

During the second quarter of 2017, inflation data began to weaken, volatility was very low, and global growth started to plateau. The Fund increased its allocation to securitized assets, corporate credit and emerging market bonds given the lack of catalysts in the market that could cause volatility to increase substantially. On the same note, the Fund’s duration was increased to two years from close to zero at the beginning of the period. The Fund maintained short exposures to European government bonds and low exposure to inflation-linked securities.

In the second half of the year, the Fund maintained an underweight duration on the belief that strong, synchronized global growth alongside less accommodative monetary policy from developed market central banks would push rates higher into year-end. The Fund maintained a preference for income-oriented opportunities in areas such as securitized assets and emerging markets as the demand for yield kept valuations rich in credit sectors. Given these valuation concerns, the Fund held a preference for idiosyncratic stories with less broad market sensitivity within its investment grade and high yield corporate credit allocations.

Describe Fund positioning at period end.

The Fund was positioned with a focus on generating income through allocations to securitized assets, emerging market bonds and corporate bonds, as accelerating global growth, the prospect of tax reform and low market volatility drove risk assets and rates higher into year-end. The Fund maintained a low duration profile given the potential for higher rates in 2018 from these factors and strengthening inflation. The Fund had exposure to inflation protection on the front end of the curve, as well as to municipals and agency MBS for high-quality diversification away from richly valued corporate sectors. Within corporate credit, the Fund favored idiosyncratic stories in lieu of commonly held names. Additionally, the Fund maintained exposure to emerging markets including Indonesia and Argentina.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017 (continued)	BlackRock Strategic Income Opportunities Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.
(c)	Under normal market conditions, the Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors.
(d)	An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.
(e)	An unmanaged index that tracks 3-month U.S. Treasury securities.

Performance Summary for the Period Ended December 31, 2017

				Average Annual Total Returns(f)
				1 Year		5 Years		Since Inception(g)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.36%	3.35%	2.36%	4.88%	N/A	3.06%	N/A	4.39%	N/A
Investor A	2.97	2.95	2.22	4.59	0.41%	2.76	1.93%	4.11	3.68%
Investor C	2.35	2.34	1.84	3.81	2.81	2.00	2.00	3.33	3.33
Class K	3.46	3.45	2.41	4.97	N/A	3.15	N/A	4.47	N/A
Bloomberg Barclays U.S. Universal Index	—	—	1.42	4.09	N/A	2.50	N/A	4.19	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	0.55	0.86	N/A	0.27	N/A	0.35	N/A

(f)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.
(g)	The Fund commenced operations on February 5, 2008.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period(a)	Expenses Paid During the Period(b)	Beginning Account Value (07/01/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period(a)	Ending Account Value (12/31/17)	Expenses Paid During the Period(b)
Institutional	$1,000.00	$1,023.60	$5.05	$3.11	$1,000.00	$1,020.21	$5.04	$1,022.13	$3.11
Investor A	1,000.00	1,022.20	6.47	4.59	1,000.00	1,018.80	6.46	1,020.67	4.58
Investor C	1,000.00	1,018.40	10.28	8.39	1,000.00	1,015.02	10.26	1,016.89	8.39
Class K	1,000.00	1,024.10	4.59	2.65	1,000.00	1,020.67	4.58	1,022.58	2.65

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.99% for Institutional, 1.27% for Investor A, 2.02% for Investor C and 0.90% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.90% for Investor A, 1.65% for Investor C and 0.52% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2017 (continued)	BlackRock Strategic Income Opportunities Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(a)
U.S. Government Sponsored Agency Securities	42%
U.S. Treasury Obligations	17
Corporate Bonds	15
Asset-Backed Securities	7
Foreign Government Obligations	5
Non-Agency Mortgage-Backed Securities	4
Taxable Municipal Bonds	3
Preferred Securities	2
Investment Companies	2
Floating Rate Loan Interests	1
Foreign Agency Obligations	1
Common Stocks	1

(a)	Total investments exclude short-term securities and options purchased.

CREDIT QUALITY ALLOCATION(a)

Credit Rating	Percent of Total Investments(b)
AAA/Aaa(c)	63%
AA/Aa	3
A	5
BBB/Baa	10
BB/Ba	6
B	4
CCC/Caa	1
CC/Ca	1
N/R	7

(a)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(b)	Total investments exclude short-term securities and options purchased.
(c)	The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

6	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Fund’s Class K Shares inception date of March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 13.8%

Cayman Islands — 6.5%
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (3 mo. LIBOR US + 1.100%), 2.46%, 07/15/26 (a)(b)	USD	6,890	$6,910,866
AIMCO CLO:
Series 2014-AA, Class DR, (3 mo. LIBOR US + 3.250%), 4.61%, 07/20/26 (a)(b)		755	760,278
Series 2015-AA, Class E, (3 mo. LIBOR US + 7.820%), 9.18%, 01/15/28 (a)(b)		750	750,091
Allegro CLO II Ltd.:
Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.850%), 5.21%, 01/21/27 (a)(b)		3,700	3,707,090
Series 2014-1A, Class D, (3 mo. LIBOR US + 5.800%), 7.16%, 01/21/27 (a)(b)		970	975,113
Allegro CLO IV Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.850%), 5.21%, 01/15/29 (a)(b)		750	765,039
Allegro CLO V Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.240%), 2.61%, 10/16/30 (a)(b)		2,300	2,299,039
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.130%), 0.00%, 01/16/30 (a)(b)(c)		7,560	7,560,000
ALM V Ltd.:
Series 2012-5A, Class A1R3, (3 mo. LIBOR US + 0.910%), 2.26%, 10/18/27 (a)(b)		6,420	6,424,127
Series 2012-5A, Class BR3, (3 mo. LIBOR US + 1.650%), 3.00%, 10/18/27 (a)(b)		1,310	1,311,619
ALM VI Ltd.:
Series 2012-6A, Class A2RR, (3 mo. LIBOR US + 1.600%), 2.96%, 07/15/26 (a)(b)		2,864	2,865,888
Series 2012-6A, Class CRR, (3 mo. LIBOR US + 3.200%), 4.56%, 07/15/26 (a)(b)		5,965	6,049,455
Series 2012-6A, Class DRR, (3 mo. LIBOR US + 5.450%), 6.81%, 07/15/26 (a)(b)		3,100	3,125,427
ALM VII Ltd., Series 2012-7A, Class A1R, (3 mo. LIBOR US + 1.480%), 2.84%, 10/15/28 (a)(b)		12,430	12,515,871
ALM XII Ltd.:
Series 2015-12A, Class A1R, (3 mo. LIBOR US + 1.050%), 2.41%, 04/16/27 (a)(b)		21,640	21,688,673
Series 2015-12A, Class BR, (3 mo. LIBOR US + 2.050%), 3.41%, 04/16/27 (a)(b)		4,957	4,992,595
Series 2015-12A, Class C1R, (3 mo. LIBOR US + 3.200%), 4.56%, 04/16/27 (a)(b)		4,100	4,124,005
Series 2015-12A, Class C2R, (3 mo. LIBOR US + 3.200%), 4.56%, 04/16/27 (a)(b)		1,540	1,561,311
ALM XIV Ltd.:
Series 2014-14A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.53%, 07/28/26 (a)(b)		9,325	9,327,150
Series 2014-14A, Class BR, (3 mo. LIBOR US + 2.100%), 3.48%, 07/28/26 (a)(b)		5,169	5,169,467
Series 2014-14A, Class C, (3 mo. LIBOR US + 3.450%), 4.83%, 07/28/26 (a)(b)		8,017	8,018,160
Series 2014-14A, Class PS, 0.00%, 07/28/26 (b)(d)		3,970	2,693,276
Series 2014-14B, Class PS, 0.00%, 07/28/26 (d)		1,500	1,017,611
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class BR, (3 mo. LIBOR US + 2.050%), 3.41%, 07/15/27 (a)(b)		2,480	2,498,882

Security		Par (000)	Value
Cayman Islands (continued)
ALM XVI Ltd./ALM XVI LLC: (continued)
Series 2015-16A, Class C2R, (3 mo. LIBOR US + 3.200%), 4.56%, 07/15/27 (a)(b)	USD	7,500	$7,613,218
Series 2015-16A, Class D, (3 mo. LIBOR US + 5.350%), 6.71%, 07/15/27 (a)(b)		1,160	1,165,636
ALM XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 7.600%), 8.96%, 07/15/27 (a)(b)		975	1,008,266
AMMC CLO 15 Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.200%), 5.52%, 12/09/26 (a)(b)		2,620	2,680,923
AMMC CLO 17 Ltd.:
Series 2015-17A, Class B, (3 mo. LIBOR US + 2.300%), 3.72%, 11/15/27 (a)(b)		4,755	4,798,147
Series 2015-17A, Class C, (3 mo. LIBOR US + 3.250%), 4.67%, 11/15/27 (a)(b)		2,330	2,332,182
Series 2015-17A, Class E, (3 mo. LIBOR US + 6.750%), 8.17%, 11/15/27 (a)(b)		2,000	2,015,748
AMMC CLO 18 Ltd.:
Series 2016-18A, Class D, (3 mo. LIBOR US + 5.000%), 6.46%, 05/26/28 (a)(b)		1,550	1,574,148
Series 2016-18A, Class E1, (3 mo. LIBOR US + 6.670%), 8.13%, 05/26/28 (a)(b)		625	635,872
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (3 mo. LIBOR US + 2.800%), 4.16%, 10/15/28 (a)(b)		890	904,256
AMMC CLO 20 Ltd., Series 2017-20A, Class E, (3 mo. LIBOR US + 5.810%), 7.16%, 04/17/29 (a)(b)		750	746,198
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (3 mo. LIBOR US + 1.250%), 2.64%, 11/02/30 (a)(b)		1,720	1,730,343
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.200%), 2.61%, 11/10/30 (a)(b)		1,675	1,685,333
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (3 mo. LIBOR US + 1.260%), 2.62%, 07/24/29 (a)(b)		2,500	2,518,771
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (3 mo. LIBOR US + 1.250%), 2.62%, 07/25/29 (a)(b)		7,205	7,267,808
Anchorage Capital CLO 3 Ltd.:
Series 2014-3A, Class A2AR, (3 mo. LIBOR US + 2.050%), 3.43%, 04/28/26 (a)(b)		2,980	2,993,199
Series 2014-3A, Class BR, (3 mo. LIBOR US + 2.650%), 4.03%, 04/28/26 (a)(b)		2,375	2,381,106
Series 2014-3A, Class D, (3 mo. LIBOR US + 4.750%), 6.13%, 04/28/26 (a)(b)		7,320	7,374,382
Anchorage Capital CLO 4 Ltd.:
Series 2014-4A, Class A1AR, (3 mo. LIBOR US + 1.140%), 2.52%, 07/28/26 (a)(b)		1,740	1,743,875
Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.400%), 4.78%, 07/28/26 (a)(b)		6,720	6,769,733
Anchorage Capital CLO 5 Ltd., Series 2014-5A, Class E, (3 mo. LIBOR US + 5.000%), 6.36%, 10/15/26 (a)(b)		750	750,012
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.270%), 2.63%, 07/15/30 (a)(b)		5,250	5,287,157
Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.550%), 4.91%, 07/15/30 (a)(b)		2,660	2,699,315
Series 2015-6A, Class ER, (3 mo. LIBOR US + 6.350%), 7.71%, 07/15/30 (a)(b)		2,250	2,286,623

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class AR, (3 mo. LIBOR US + 0.960%), 2.32%, 10/15/27 (a)(b)	USD	39,870	$39,888,906
Series 2015-7A, Class B1R, (3 mo. LIBOR US + 1.300%), 2.66%, 10/15/27 (a)(b)		1,500	1,502,048
Series 2015-7A, Class CR, (3 mo. LIBOR US + 1.700%), 3.06%, 10/15/27 (a)(b)		2,687	2,691,734
Series 2015-7A, Class DR, (3 mo. LIBOR US + 2.700%), 4.06%, 10/15/27 (a)(b)		2,125	2,142,606
Series 2015-7A, Class ER, (3 mo. LIBOR US + 5.600%), 6.96%, 10/15/27 (a)(b)		2,250	2,252,252
Anchorage Capital CLO 8 Ltd.:
Series 2016-8A, Class D, (3 mo. LIBOR US + 4.200%), 5.58%, 07/28/28 (a)(b)		1,360	1,378,857
Series 2016-8A, Class E, (3 mo. LIBOR US + 6.500%), 7.88%, 07/28/28 (a)(b)		4,230	4,327,853
Anchorage Capital CLO 9 Ltd.:
Series 2016-9A, Class D, (3 mo. LIBOR US + 4.000%), 5.36%, 01/15/29 (a)(b)		1,860	1,899,700
Series 2016-9A, Class E, (3 mo. LIBOR US + 7.250%), 8.61%, 01/15/29 (a)(b)		1,170	1,219,962
Anchorage Capital CLO Ltd.:
Series 2012-1A, Class DR, (3 mo. LIBOR US + 7.250%), 8.61%, 01/13/27 (a)(b)		750	754,855
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.250%), 2.61%, 10/13/30 (a)(b)		2,910	2,920,892
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 3.51%, 10/13/30 (a)(b)		1,160	1,173,498
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.200%), 4.56%, 10/13/30 (a)(b)		1,333	1,358,470
Series 2013-1A, Class DR, (3 mo. LIBOR US + 6.800%), 8.16%, 01/13/31 (a)(b)		1,360	1,376,148
Series 2014-3A, Class C, (3 mo. LIBOR US + 3.500%), 4.88%, 04/28/26 (a)(b)		6,301	6,317,048
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.450%), 0.00%, 01/15/30 (a)(b)(c)		13,860	13,860,000
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.850%), 0.00%, 01/15/30 (a)(b)(c)		2,960	2,960,000
Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.400%), 0.00%, 01/15/30 (a)(b)		4,140	4,140,000
Annisa CLO Ltd., Series 2016-2A, Class E, (3 mo. LIBOR US + 7.250%), 8.61%, 07/20/28 (a)(b)		250	256,701
Apidos CLO XII, Series 2013-12A, Class A, (3 mo. LIBOR US + 1.100%), 2.46%, 04/15/25 (a)(b)		49,609	49,707,086
Apidos CLO XV:
Series 2013-15A, Class A1R, (3 mo. LIBOR US + 1.100%), 2.46%, 10/20/25 (a)(b)		4,630	4,636,692
Series 2013-15A, Class D, (3 mo. LIBOR US + 4.750%), 6.11%, 10/20/25 (a)(b)		3,880	3,889,551
Apidos CLO XVI, Series 2013-16A, Class CR, (3 mo. LIBOR US + 3.000%), 4.36%, 01/19/25 (a)(b)		2,775	2,785,407
Apidos CLO XVII, Series 2014-17A, Class A1R, (3 mo. LIBOR US + 1.310%), 2.66%, 04/17/26 (a)(b)		4,755	4,773,709
Apidos CLO XVIII:
Series 2014-18A, Class A1R, (3 mo. LIBOR US + 1.120%), 2.48%, 07/22/26 (a)(b)		3,590	3,606,131
Series 2014-18A, Class CR, (3 mo. LIBOR US + 3.250%), 4.61%, 07/22/26 (a)(b)		2,900	2,937,812

Security		Par (000)	Value
Cayman Islands (continued)
Apidos CLO XVIII: (continued)
Series 2014-18A, Class D, (3 mo. LIBOR US + 5.200%), 6.56%, 07/22/26 (a)(b)	USD	7,055	$7,059,042
Apidos CLO XX, Series 2015-20A, Class A1R, (3 mo. LIBOR US + 1.330%), 2.69%, 01/16/27 (a)(b)		1,000	1,008,351
Apidos CLO XXI, Series 2015-21A, Class C, (3 mo. LIBOR US + 3.550%), 4.90%, 07/18/27 (a)(b)		500	505,022
Apidos CLO XXII, Series 2015-22A, Class D, (3 mo. LIBOR US + 6.000%), 7.36%, 10/20/27 (a)(b)		2,870	2,919,949
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.950%), 7.31%, 01/14/27 (a)(b)		3,752	3,808,395
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (1 mo. LIBOR US + 0.990%), 2.23%, 11/15/22 (a)(b)(c)		9,740	9,746,136
Arbor Realty Commercial Real Estate Notes Ltd.:
Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 3.18%, 09/15/26 (a)(b)		11,470	11,652,271
Series 2017-FL2, Class A, (1 mo. LIBOR US + 0.990%), 2.47%, 08/15/27 (a)(b)		4,410	4,416,009
ARES XL CLO Ltd.:
Series 2016-40A, Class C, (3 mo. LIBOR US + 3.700%), 5.06%, 10/15/27 (a)(b)		3,060	3,096,485
Series 2016-40A, Class D, (3 mo. LIBOR US + 6.600%), 7.96%, 10/15/27 (a)(b)		1,470	1,518,684
ARES XLI CLO Ltd., Series 2016-41A, Class D, (3 mo. LIBOR US + 4.200%), 5.56%, 01/15/29 (a)(b)		1,400	1,445,828
ARES XLIII CLO Ltd., Series 2017-43A, Class E, (3 mo. LIBOR US + 6.470%), 7.83%, 10/15/29 (a)(b)		3,380	3,443,414
ARES XXVIII CLO Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.250%), 4.60%, 10/17/24 (a)(b)		1,300	1,305,908
ARES XXXII CLO Ltd.:
Series 2014-32A, Class BR, (3 mo. LIBOR US + 2.250%), 3.67%, 11/15/25 (a)(b)		1,245	1,253,156
Series 2014-32A, Class CR, (3 mo. LIBOR US + 3.450%), 4.87%, 11/15/25 (a)(b)		3,485	3,502,254
Series 2014-32A, Class D, (3 mo. LIBOR US + 5.700%), 7.12%, 11/15/25 (a)(b)		1,540	1,542,311
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.950%), 3.44%, 12/05/25 (a)(b)		1,370	1,385,632
Series 2015-1A, Class B2R, (3 mo. LIBOR US + 2.800%), 4.29%, 12/05/25 (a)(b)		750	766,729
Series 2015-1A, Class CR, (3 mo. LIBOR US + 4.200%), 5.69%, 12/05/25 (a)(b)		4,175	4,281,836
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.230%), 7.72%, 12/05/25 (a)(b)		3,200	3,295,705
ARES XXXIX CLO Ltd., Series 2016-39A, Class E, (3 mo. LIBOR US + 7.250%), 8.60%, 07/18/28 (a)(b)		2,910	2,992,604
ARES XXXVII CLO Ltd.:
Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.170%), 2.54%, 10/15/30 (a)(b)		1,500	1,510,058
Series 2015-4A, Class CR, (3 mo. LIBOR US + 2.650%), 4.01%, 10/15/30 (a)(b)		5,005	5,043,981

10	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
ARES XXXVII CLO Ltd.: (continued)
Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.150%), 7.51%, 10/15/30 (a)(b)	USD	5,915	$6,040,847
ARES XXXVIII CLO Ltd., Series 2015-38A, Class D, (3 mo. LIBOR US + 4.150%), 5.51%, 01/20/27 (a)(b)		970	973,932
ArrowMark Colorado Holdings:
Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.160%), 0.00%, 10/25/30 (a)(b)		4,440	4,440,000
Series 2017-8A, Class C, (3 mo. LIBOR US + 2.050%), 0.00%, 10/25/30 (a)(b)		2,375	2,375,000
Arrowpoint CLO Ltd., Series 2016-5A, Class D, (3 mo. LIBOR US + 4.650%), 5.95%, 07/15/28 (a)(b)		2,480	2,519,327
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, (3 mo. LIBOR US + 3.900%), 5.28%, 01/30/24 (a)(b)		1,500	1,507,716
Atlas Senior Loan Fund IV Ltd.:
Series 2013-2A, Class A2LR, (3 mo. LIBOR US + 1.450%), 2.87%, 02/17/26 (a)(b)		2,750	2,751,737
Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.950%), 3.37%, 02/17/26 (a)(b)		2,400	2,402,938
Atlas Senior Loan Fund Ltd., Series 2017-8A, Class E, (3 mo. LIBOR US + 5.950%), 7.26%, 01/15/30 (a)(b)		1,660	1,628,289
Atlas Senior Loan Fund VI Ltd.:
Series 2014-6A, Class CR, (3 mo. LIBOR US + 2.400%), 3.76%, 10/15/26 (a)(b)		750	751,867
Series 2014-6A, Class DR, (3 mo. LIBOR US + 3.600%), 4.96%, 10/15/26 (a)(b)		750	753,709
Atrium VIII:
Series 8A, Class DR, (3 mo. LIBOR US + 4.000%), 5.36%, 10/23/24 (a)(b)		12,615	12,819,010
Series 8A, Class ER, (3 mo. LIBOR US + 7.250%), 8.61%, 10/23/24 (a)(b)		3,890	4,033,926
Series 8A, Class SUB, 0.00%, 10/23/24 (b)(e)		13,300	9,453,587
Atrium X:
Series 10A, Class B1R, (3 mo. LIBOR US + 1.450%), 2.81%, 07/16/25 (a)(b)		5,570	5,572,590
Series 10A, Class CR, (3 mo. LIBOR US + 1.950%), 3.31%, 07/16/25 (a)(b)		3,960	3,976,657
Series 10A, Class DR, (3 mo. LIBOR US + 3.000%), 4.36%, 07/16/25 (a)(b)		1,670	1,673,206
Series 10A, Class E, (3 mo. LIBOR US + 4.500%), 5.86%, 07/16/25 (a)(b)		1,000	1,000,584
Atrium XI, Series 11A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.50%, 10/23/25 (a)(b)		1,730	1,736,515
Atrium XII, Series 12A, Class CR, (3 mo. LIBOR US + 1.650%), 3.02%, 04/22/27 (a)(b)		3,865	3,867,964
Avery Point V CLO Ltd.:
Series 2014-5A, Class AR, (3 mo. LIBOR US + 0.980%), 2.33%, 07/17/26 (a)(b)		7,090	7,111,706
Series 2014-5A, Class BR, (3 mo. LIBOR US + 1.500%), 2.85%, 07/17/26 (a)(b)		1,730	1,737,439
Avery Point VII CLO Ltd., Series 2015-7A, Class A1, (3 mo. LIBOR US + 1.500%), 2.86%, 01/15/28 (a)(b)		13,670	13,808,424
Babson CLO Ltd.:
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.190%), 2.55%, 10/20/30 (a)(b)		3,750	3,781,131
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.550%), 7.91%, 04/23/27 (a)(b)		2,440	2,492,452

Security		Par (000)	Value
Cayman Islands (continued)
Babson CLO Ltd.: (continued)
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.900%), 8.26%, 07/20/28 (a)(b)	USD	1,100	$1,136,682
Ballyrock CLO LLC, Series 2014-1A, Class CR, (3 mo. LIBOR US + 3.650%), 5.01%, 10/20/26 (a)(b)		7,920	7,937,380
Battalion CLO VII Ltd., Series 2014-7A, Class C, (3 mo. LIBOR US + 3.900%), 5.25%, 10/17/26 (a)(b)		1,250	1,252,117
Battalion CLO X Ltd., Series 2016-10A, Class D, (3 mo. LIBOR US + 7.000%), 8.36%, 01/24/29 (a)(b)		1,250	1,291,337
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class CR, (3 mo. LIBOR US + 3.700%), 5.06%, 07/15/29 (a)(b)		1,500	1,532,318
Benefit Street Partners CLO IV Ltd.,
Series 2014-IVA, Class A1R, (3 mo. LIBOR US + 1.490%), 2.85%, 01/20/29 (a)(b)		16,065	16,197,424
Benefit Street Partners CLO IX Ltd.,
Series 2016-9A, Class E, (3 mo. LIBOR US + 6.670%), 8.03%, 07/20/28 (a)(b)		500	510,682
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class A1R, (3 mo. LIBOR US + 1.240%), 2.59%, 10/18/29 (a)(b)		17,069	17,092,009
Series 2015-VIA, Class A2R, (3 mo. LIBOR US + 1.720%), 3.07%, 10/18/29 (a)(b)		3,868	3,907,848
Series 2015-VIA, Class BR, (3 mo. LIBOR US + 2.400%), 3.75%, 10/18/29 (a)(b)		2,750	2,795,318
Series 2015-VIA, Class CR, (3 mo. LIBOR US + 3.450%), 4.80%, 10/18/29 (a)(b)		2,640	2,686,130
Benefit Street Partners CLO VII Ltd.,
Series 2015-VIIA, Class D, (3 mo. LIBOR US + 5.350%), 6.70%, 07/18/27 (a)(b)		7,930	7,933,851
Benefit Street Partners CLO VIII Ltd.:
Series 2015-8A, Class B, (3 mo. LIBOR US + 3.000%), 4.36%, 01/20/28 (a)(b)		1,500	1,502,082
Series 2015-8A, Class C, (3 mo. LIBOR US + 3.900%), 5.26%, 01/20/28 (a)(b)		2,320	2,340,202
Series 2015-8A, Class D, (3 mo. LIBOR US + 5.500%), 6.86%, 01/20/28 (a)(b)		750	754,568
Betony CLO Ltd.:
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.850%), 4.21%, 04/15/27 (a)(b)		2,150	2,157,047
Series 2015-1A, Class D, (3 mo. LIBOR US + 3.600%), 4.96%, 04/15/27 (a)(b)		2,040	2,059,889
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, (3 mo. LIBOR US + 3.450%), 4.81%, 07/15/26 (a)(b)		970	976,656
BlueMountain CLO Ltd.:
Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.150%), 5.59%, 11/20/28 (a)(b)		1,170	1,191,888
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 2.54%, 10/22/30 (a)(b)		3,520	3,539,964
Series 2013-3A, Class B1R, (3 mo. LIBOR US + 1.400%), 2.78%, 10/29/25 (a)(b)		1,550	1,550,524
Series 2013-3A, Class CR, (3 mo. LIBOR US + 1.900%), 3.28%, 10/29/25 (a)(b)		6,635	6,639,447
Series 2014-2A, Class AR, (3 mo. LIBOR US + 0.930%), 2.29%, 07/20/26 (a)(b)		2,760	2,764,649
Series 2014-3A, Class D, (3 mo. LIBOR US + 5.100%), 6.46%, 10/15/26 (a)(b)		5,357	5,380,157
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 1.350%), 2.82%, 11/30/26 (a)(b)		2,910	2,928,247

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
BlueMountain CLO Ltd.: (continued)
Series 2014-4A, Class E, (3 mo. LIBOR US + 5.300%), 6.62%, 11/30/26 (a)(b)	USD	2,345	$2,353,102
Series 2015-1A, Class C, (3 mo. LIBOR US + 3.750%), 5.11%, 04/13/27 (a)(b)		1,670	1,686,724
Series 2015-1A, Class D, (3 mo. LIBOR US + 5.450%), 6.81%, 04/13/27 (a)(b)		3,611	3,640,188
Series 2015-4A, Class D2, (3 mo. LIBOR US + 4.050%), 5.41%, 01/20/27 (a)(b)		970	976,586
Series 2016-2A, Class D, (3 mo. LIBOR US + 7.000%), 8.44%, 08/20/28 (a)(b)		750	779,155
Series 2016-3A, Class E, (3 mo. LIBOR US + 6.850%), 8.27%, 11/15/27 (a)(b)		750	774,299
Bristol Park CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.250%), 8.61%, 04/15/29 (a)(b)		750	772,016
Brookside Mill CLO Ltd., Series 2013-1A, Class A1, (3 mo. LIBOR US + 1.150%), 2.50%, 04/17/25 (a)(b)		8,210	8,216,813
BSPRT Issuer Ltd., Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.350%), 2.83%, 06/15/27 (a)(b)(c)		10,070	10,092,154
Burnham Park CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.850%), 8.21%, 10/20/29 (a)(b)		750	775,251
Canyon Capital CLO Ltd.:
Series 2012-1A, Class DR, (3 mo. LIBOR US + 4.100%), 5.46%, 01/15/26 (a)(b)		1,920	1,924,260
Series 2016-1A, Class E, (3 mo. LIBOR US + 7.500%), 8.86%, 04/15/28 (a)(b)		750	765,200
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.750%), 8.11%, 10/15/28 (a)(b)		4,070	4,176,382
Carlyle Global Market Strategies CLO Ltd.:
Series 2013-2A, Class AR, (3 mo. LIBOR US + 0.890%), 2.24%, 01/18/29 (a)(b)(c)		3,630	3,630,000
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 3.270%), 4.64%, 07/27/26 (a)(b)		750	759,627
Series 2014-3A, Class D1, (3 mo. LIBOR US + 5.100%), 6.47%, 07/27/26 (a)(b)		5,382	5,410,274
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.000%), 3.36%, 04/20/27 (a)(b)		3,090	3,098,945
Series 2015-1A, Class DR, (3 mo. LIBOR US + 3.000%), 4.36%, 04/20/27 (a)(b)		2,475	2,481,327
Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.300%), 6.66%, 04/20/27 (a)(b)		2,265	2,278,503
Series 2015-4A, Class D, (3 mo. LIBOR US + 6.100%), 7.46%, 10/20/27 (a)(b)		1,330	1,365,213
Series 2015-4A, Class SBB1, (3 mo. LIBOR US + 8.500%), 9.86%, 10/20/27 (a)(b)		1,934	1,960,879
Series 2016-1A, Class D, (3 mo. LIBOR US + 7.600%), 8.96%, 04/20/27 (a)(b)		2,750	2,817,186
Series 2016-3A, Class D, (3 mo. LIBOR US + 7.000%), 8.36%, 10/20/29 (a)(b)		750	779,995
Carlyle U.S. CLO Ltd., Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.180%), 2.67%, 01/15/30 (a)(b)		4,750	4,753,066
Catamaran CLO Ltd., Series 2012-1A, Class BR, (3 mo. LIBOR US + 1.950%), 3.58%, 12/20/23 (a)(b)		3,900	3,905,552
CBAM Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.250%), 2.58%, 07/20/30 (a)(b)		6,700	6,758,244

Security		Par (000)	Value
Cayman Islands (continued)
CBAM Ltd.: (continued)
Series 2017-2A, Class B1, (3 mo. LIBOR US + 1.750%), 3.14%, 10/17/29 (a)(b)	USD	2,595	$2,615,247
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 2.60%, 10/17/29 (a)(b)		3,450	3,469,318
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.700%), 3.07%, 10/17/29 (a)(b)		450	453,121
Series 2017-3A, Class E1, (3 mo. LIBOR US + 6.500%), 7.87%, 10/17/29 (a)(b)		1,530	1,569,081
Cedar Funding VIII CLO Ltd.:
Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.250%), 2.62%, 10/17/30 (a)(b)		29,020	29,166,168
Series 2017-8A, Class B, (3 mo. LIBOR US + 1.700%), 3.07%, 10/17/30 (a)(b)		1,920	1,934,016
Series 2017-8A, Class C, (3 mo. LIBOR US + 2.250%), 3.62%, 10/17/30 (a)(b)		4,665	4,677,318
Series 2017-8A, Class D, (3 mo. LIBOR US + 3.250%), 4.62%, 10/17/30 (a)(b)		3,695	3,756,629
Cent CLO 24 Ltd., Series 2015-24A, Class D2, (3 mo. LIBOR US + 6.780%), 8.14%, 10/15/26 (a)(b)		1,088	1,104,216
CIFC Funding Ltd.:
Series 13-2AR, Class B-1 L-R, (3 mo. LIBOR US + 3.050%), 4.40%, 10/26/29 (a)(b)		773	781,651
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.750%), 3.11%, 07/16/30 (a)(b)		500	504,353
Series 2013-2A, Class A1LR, (3 mo. LIBOR US + 1.210%), 2.56%, 10/18/30 (a)(b)		7,500	7,562,551
Series 2013-4A, Class DR, (3 mo. LIBOR US + 3.350%), 4.81%, 11/27/24 (a)(b)		1,560	1,566,495
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.050%), 2.40%, 04/18/25 (a)(b)		7,200	7,217,348
Series 2014-1A, Class E, (3 mo. LIBOR US + 4.500%), 5.85%, 04/18/25 (a)(b)		780	782,376
Series 2014-2A, Class A1LR, (3 mo. LIBOR US + 1.200%), 2.65%, 05/24/26 (a)(b)		5,000	5,025,461
Series 2014-2A, Class B1L, (3 mo. LIBOR US + 3.500%), 4.95%, 05/24/26 (a)(b)		10,005	10,069,963
Series 2014-3A, Class B1R, (3 mo. LIBOR US + 1.500%), 2.86%, 07/22/26 (a)(b)		970	972,622
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 3.26%, 07/22/26 (a)(b)		3,137	3,149,914
Series 2014-4A, Class D, (3 mo. LIBOR US + 3.400%), 4.75%, 10/17/26 (a)(b)		3,755	3,780,848
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.400%), 2.75%, 01/17/27 (a)(b)		19,190	19,257,829
Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.700%), 4.05%, 01/17/27 (a)(b)		970	975,534
Series 2014-5A, Class E2, (3 mo. LIBOR US + 6.250%), 7.60%, 01/17/27 (a)(b)		1,250	1,274,058
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.110%), 2.47%, 01/22/31 (a)(b)(c)		4,090	4,090,000
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.780%), 2.42%, 04/15/27 (a)(b)(c)		12,130	12,117,821
Series 2015-2A, Class CR, (3 mo. LIBOR US + 1.700%), 3.34%, 04/15/27 (a)(b)(c)		5,675	5,675,000
Series 2015-3A, Class E, (3 mo. LIBOR US + 6.050%), 7.41%, 10/19/27 (a)(b)		2,000	2,041,939
Series 2015-5A, Class D, (3 mo. LIBOR US + 6.300%), 7.67%, 10/25/27 (a)(b)		970	989,866

12	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
CIFC Funding Ltd.: (continued)
Series 2016-1A, Class E, (3 mo. LIBOR US + 6.750%), 8.11%, 10/21/28 (a)(b)	USD	3,310	$3,425,076
Clear Creek CLO Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 6.300%), 7.66%, 10/20/30 (a)(b)		1,375	1,380,338
Cumberland Park CLO Ltd., Series 2015-2A, Class E, (3 mo. LIBOR US + 5.000%), 6.36%, 07/20/26 (a)(b)		750	750,582
Dryden 31 Senior Loan Fund, Series 2014-31A, Class DR, (3 mo. LIBOR US + 3.350%), 4.70%, 04/18/26 (a)(b)		750	755,291
Dryden 34 Senior Loan Fund:
Series 2014-34A, Class CR, (3 mo. LIBOR US + 2.150%), 3.51%, 10/15/26 (a)(b)		1,200	1,200,317
Series 2014-34A, Class DR, (3 mo. LIBOR US + 3.400%), 4.76%, 10/15/26 (a)(b)		1,190	1,205,988
Dryden 36 Senior Loan Fund:
Series 2014-36A, Class CR, (3 mo. LIBOR US + 2.800%), 4.16%, 01/15/28 (a)(b)		750	761,202
Series 2014-36A, Class DR, (3 mo. LIBOR US + 4.240%), 5.60%, 01/15/28 (a)(b)		2,500	2,559,003
Dryden 38 Senior Loan Fund, Series 2015-38A, Class E, (3 mo. LIBOR US + 6.050%), 7.41%, 07/15/27 (a)(b)		425	432,310
Dryden 41 Senior Loan Fund, Series 2015-41A, Class E, (3 mo. LIBOR US + 5.650%), 7.01%, 01/15/28 (a)(b)		750	758,704
Dryden 43 Senior Loan Fund, Series 2016-43A, Class E, (3 mo. LIBOR US + 7.250%), 8.61%, 07/20/29 (a)(b)		750	779,277
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.120%), 0.00%, 01/15/31 (a)(b)		58,000	58,000,000
Dryden XXV Senior Loan Fund:
Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 2.26%, 10/15/27 (a)(b)		4,950	4,960,033
Series 2012-25A, Class CRR, (3 mo. LIBOR US + 1.850%), 3.21%, 10/15/27 (a)(b)		1,500	1,511,386
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.200%), 2.62%, 08/15/30 (a)(b)		14,365	14,474,674
Elevation CLO Ltd., Series 2016-5A, Class E, (3 mo. LIBOR US + 6.950%), 8.31%, 07/15/28 (a)(b)		1,850	1,882,352
Flatiron CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.890%), 2.25%, 04/15/27 (a)(b)		4,600	4,606,591
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class SUBR, 0.00%, 04/20/23 (b)(c)(e)		4,075	464,553
Galaxy XIV CLO Ltd., Series 2012-14A, Class DR, (3 mo. LIBOR US + 4.300%), 5.72%, 11/15/26 (a)(b)		1,155	1,166,624
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (3 mo. LIBOR US + 1.200%), 2.56%, 10/15/30 (a)(b)		5,085	5,125,488
Galaxy XXI CLO Ltd., Series 2015-21A, Class E2, (3 mo. LIBOR US + 6.500%), 7.86%, 01/20/28 (a)(b)		500	500,981
Galaxy XXII CLO Ltd., Series 2016-22A, Class E1, (3 mo. LIBOR US + 7.000%), 8.36%, 07/16/28 (a)(b)		500	512,143

Security		Par (000)	Value
Cayman Islands (continued)
Gilbert Park CLO Ltd., Series 17-1A, Class E, (3 mo. LIBOR US + 6.400%), 7.76%, 10/15/30 (a)(b)	USD	1,500	$1,522,211
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, (3 mo. LIBOR US + 3.500%), 4.88%, 10/29/26 (a)(b)		3,297	3,316,723
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.070%), 2.60%, 01/19/31 (a)(b)(c)		7,620	7,620,000
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (1 mo. LIBOR US + 1.550%), 3.03%, 03/15/27 (a)(b)(c)		2,870	2,869,713
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (3 mo. LIBOR US + 2.350%), 3.70%, 01/17/27 (a)(b)		2,120	2,128,082
GT Loan Financing I Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.270%), 2.65%, 10/28/24 (a)(b)		11,535	11,554,349
Highbridge Loan Management Ltd.:
Series 2013-2A, Class DR, (3 mo. LIBOR US + 6.600%), 7.96%, 10/20/29 (a)(b)		500	505,088
Series 2014-4A, Class B, (3 mo. LIBOR US + 3.000%), 4.38%, 07/28/25 (a)(b)		3,465	3,474,967
Series 2016-8A, Class D, (3 mo. LIBOR US + 4.850%), 6.21%, 04/20/27 (a)(b)		1,560	1,588,843
Series 2016-8A, Class E, (3 mo. LIBOR US + 7.900%), 9.26%, 04/20/27 (a)(b)		750	766,190
Series 5A-2015, Class C1R, (3 mo. LIBOR US + 2.100%), 3.48%, 01/29/26 (a)(b)		3,080	3,098,632
Series 5A-2015, Class C2R, (3 mo. LIBOR US + 2.100%), 3.48%, 01/29/26 (a)(b)		750	752,612
Series 5A-2015, Class D1R, (3 mo. LIBOR US + 3.300%), 4.68%, 01/29/26 (a)(b)		3,470	3,478,623
Series 5A-2015, Class D2R, (3 mo. LIBOR US + 3.300%), 4.68%, 01/29/26 (a)(b)		750	751,864
Series 5A-2015, Class E, (3 mo. LIBOR US + 5.350%), 6.73%, 01/29/26 (a)(b)		2,500	2,513,492
Series 5X-2015, Class E, (3 mo. LIBOR US + 1.150%), 6.73%, 01/29/26 (a)		2,330	2,342,575
Series 6A-2015, Class A, (3 mo. LIBOR US + 1.450%), 2.84%, 05/05/27 (a)(b)		1,165	1,166,740
Series 6A-2015, Class D, (3 mo. LIBOR US + 3.650%), 5.04%, 05/05/27 (a)(b)		2,070	2,082,226
Series 6A-2015, Class E1, (3 mo. LIBOR US + 5.450%), 6.84%, 05/05/27 (a)(b)		1,620	1,624,853
Series 7A-2015, Class C, (3 mo. LIBOR US + 3.380%), 4.80%, 11/15/26 (a)(b)		1,670	1,677,790
Series 7A-2015, Class D, (3 mo. LIBOR US + 3.750%), 5.17%, 11/15/26 (a)(b)		1,160	1,164,342
Series 7A-2015, Class E, (3 mo. LIBOR US + 5.750%), 7.17%, 11/15/26 (a)(b)		1,500	1,499,187
HPS Loan Management Ltd.:
Series 10A-16, Class C, (3 mo. LIBOR US + 3.650%), 5.01%, 01/20/28 (a)(b)		4,912	4,968,251
Series 10A-16, Class D, (3 mo. LIBOR US + 6.500%), 7.86%, 01/20/28 (a)(b)		4,000	4,059,792
Series 9A-2016, Class D2, (3 mo. LIBOR US + 6.450%), 7.81%, 07/19/27 (a)(b)		3,120	3,182,949
Jay Park CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 7.000%), 8.36%, 10/20/27 (a)(b)		2,230	2,317,454
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.070%), 0.00%, 01/20/31 (a)(b)(c)		13,480	13,480,000

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
LCM XIV LP, Series 14A, Class A, (3 mo. LIBOR US + 1.150%), 2.51%, 07/15/25 (a)(b)	USD	1,960	$1,964,146
LCM XVI LP, Series 16A, Class AR, (3 mo. LIBOR US + 1.030%), 2.39%, 07/15/26 (a)(b)		3,330	3,343,404
LCM XVII LP, Series 17A, Class D, (3 mo. LIBOR US + 3.500%), 4.86%, 10/15/26 (a)(b)		1,560	1,569,391
LCM XVIII LP:
Series 18A, Class C1, (3 mo. LIBOR US + 3.150%), 4.51%, 04/20/27 (a)(b)		4,670	4,672,442
Series 18A, Class D, (3 mo. LIBOR US + 3.800%), 5.16%, 04/20/27 (a)(b)		2,670	2,688,498
Series 18A, Class E, (3 mo. LIBOR US + 5.350%), 6.71%, 04/20/27 (a)(b)		2,430	2,437,705
Series 18A, Class INC, 0.00%, 04/20/27 (b)		1,835	1,075,180
LCM XXIV Ltd., Series 24A, Class A, (3 mo. LIBOR US + 1.310%), 2.67%, 03/20/30 (a)(b)		1,350	1,355,755
Lime Street CLO Ltd., Series 2007-1A, Class B, (3 mo. LIBOR US + 0.550%), 2.18%, 06/20/21 (a)(b)		647	646,484
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.600%), 4.96%, 10/20/26 (a)(b)		8,490	8,523,372
Madison Park Funding XII Ltd., Series 2014-12A, Class E, (3 mo. LIBOR US + 5.100%), 6.46%, 07/20/26 (a)(b)		1,140	1,143,731
Madison Park Funding XIII Ltd.:
Series 2014-13A, Class CR, (3 mo. LIBOR US + 2.150%), 3.51%, 01/19/25 (a)(b)		434	434,222
Series 2014-13A, Class DR, (3 mo. LIBOR US + 3.270%), 4.63%, 01/19/25 (a)(b)		1,250	1,261,867
Series 2014-13A, Class E, (3 mo. LIBOR US + 5.000%), 6.36%, 01/19/25 (a)(b)		10,110	10,149,652
Madison Park Funding XIV Ltd.:
Series 2014-14A, Class A2R, (3 mo. LIBOR US + 1.120%), 2.48%, 07/20/26 (a)(b)		18,859	18,927,062
Series 2014-14A, Class DR, (3 mo. LIBOR US + 3.250%), 4.61%, 07/20/26 (a)(b)		4,925	4,965,299
Series 2014-14A, Class E, (3 mo. LIBOR US + 4.750%), 6.11%, 07/20/26 (a)(b)		1,250	1,260,927
Madison Park Funding XIX Ltd., Series 2015-19A, Class D, (3 mo. LIBOR US + 6.450%), 7.81%, 01/22/28 (a)(b)		750	757,513
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.450%), 4.82%, 01/27/26 (a)(b)		1,160	1,163,704
Madison Park Funding XVI Ltd.:
Series 2015-16A, Class C, (3 mo. LIBOR US + 3.700%), 5.06%, 04/20/26 (a)(b)		1,200	1,208,628
Series 2015-16A, Class D, (3 mo. LIBOR US + 5.500%), 6.86%, 04/20/26 (a)(b)		4,030	4,042,737
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 2.55%, 10/21/30 (a)(b)		24,930	25,068,364
Madison Park Funding XX Ltd., Series 2016-20A, Class E, (3 mo. LIBOR US + 7.400%), 8.77%, 04/27/27 (a)(b)		1,740	1,785,437
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 2.52%, 07/29/30 (a)(b)		7,650	7,709,677
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.180%), 2.79%, 12/18/30 (a)(b)		4,500	4,503,478

Security		Par (000)	Value
Cayman Islands (continued)
Mill Creek CLO Ltd.:
Series 2016-1A, Class C, (3 mo. LIBOR US + 3.350%), 4.71%, 04/20/28 (a)(b)	USD	1,600	$1,614,715
Series 2016-1A, Class E, (3 mo. LIBOR US + 7.750%), 9.11%, 04/20/28 (a)(b)		1,750	1,764,603
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, (3 mo. LIBOR US + 2.180%), 3.54%, 01/20/24 (a)(b)		5,620	5,686,850
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, (3 mo. LIBOR US + 1.160%), 2.52%, 07/22/24 (a)(b)		11,500	11,522,699
MP CLO III Ltd., Series 2013-1A, Class AR, (3 mo. LIBOR US + 1.250%), 2.61%, 10/20/30 (a)(b)		8,280	8,317,005
MP CLO VII Ltd.:
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.840%), 2.37%, 04/18/27 (a)(b)		1,750	1,749,445
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.500%), 4.03%, 04/18/27 (a)(b)		1,750	1,742,854
Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class ER, (3 mo. LIBOR US + 6.450%), 7.83%, 01/28/30 (a)(b)		2,125	2,158,516
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.050%), 4.41%, 10/15/29 (a)(b)		1,600	1,610,964
Neuberger Berman CLO XVI Ltd.:
Series 2014-16A, Class B2R, (3 mo. LIBOR US + 2.170%), 3.53%, 04/15/26 (a)(b)		4,700	4,704,590
Series 2014-16A, Class D, (3 mo. LIBOR US + 3.350%), 4.71%, 04/15/26 (a)(b)		1,650	1,667,014
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (3 mo. LIBOR US + 3.650%), 5.01%, 04/22/29 (a)(b)		4,833	4,937,603
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.250%), 5.66%, 11/14/27 (a)(b)		2,110	2,167,020
Series 2014-18A, Class DR, (3 mo. LIBOR US + 7.750%), 9.16%, 11/14/27 (a)(b)		750	783,746
Neuberger Berman CLO XVI-S Ltd.:
Series 2017-16SA, Class A, (3 mo. LIBOR US + 0.850%), 0.00%, 01/15/28 (a)(b)		2,220	2,220,000
Series 2017-16SA, Class D, (3 mo. LIBOR US + 2.500%), 0.00%, 01/15/28 (a)(b)(c)		1,650	1,650,000
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class DR, (3 mo. LIBOR US + 2.400%), 3.76%, 01/15/28 (a)(b)		1,750	1,751,501
Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.000%), 6.36%, 01/15/28 (a)(b)		8,103	8,104,014
Neuberger Berman CLO XXI Ltd.:
Series 2016-21A, Class D, (3 mo. LIBOR US + 4.950%), 6.31%, 04/20/27 (a)(b)		550	559,404
Series 2016-21A, Class E, (3 mo. LIBOR US + 7.000%), 8.36%, 04/20/27 (a)(b)		1,920	1,965,580
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class E, (3 mo. LIBOR US + 6.750%), 8.10%, 10/17/27 (a)(b)		1,500	1,549,114
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class E, (3 mo. LIBOR US + 6.580%), 7.93%, 10/17/27 (a)(b)		1,360	1,402,808
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.170%), 2.56%, 10/18/30 (a)(b)		5,170	5,193,063

14	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 1.010%), 2.37%, 10/20/25 (a)(b)	USD	1,069	$1,069,770
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, (3 mo. LIBOR US + 1.120%), 2.48%, 04/20/25 (a)(b)		14,930	14,958,256
Oak Hill Credit Partners X Ltd.:
Series 2014-10A, Class CR, (3 mo. LIBOR US + 2.120%), 3.48%, 07/20/26 (a)(b)		1,200	1,203,873
Series 2014-10A, Class DR, (3 mo. LIBOR US + 3.250%), 4.61%, 07/20/26 (a)(b)		250	251,426
Oak Hill Credit Partners XI Ltd., Series 2015-11A, Class E, (3 mo. LIBOR US + 6.700%), 8.06%, 10/20/28 (a)(b)		970	1,001,615
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, (3 mo. LIBOR US + 4.200%), 5.56%, 01/23/27 (a)(b)		1,520	1,528,726
Oaktree CLO Ltd.:
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.870%), 0.10%, 10/20/27 (a)(b)(c)		5,380	5,380,000
Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.200%), 0.10%, 10/20/27 (a)(b)(c)		2,000	2,000,000
OCP CLO Ltd.:
Series 2012-2A, Class DR, (3 mo. LIBOR US + 4.470%), 5.92%, 11/22/25 (a)(b)		1,560	1,588,648
Series 2014-5A, Class A1, (3 mo. LIBOR US + 1.000%), 2.37%, 04/26/26 (a)(b)		1,380	1,380,080
Series 2014-5A, Class A2, (3 mo. LIBOR US + 1.720%), 3.09%, 04/26/26 (a)(b)		600	600,000
Series 2014-7A, Class A1AR, (3 mo. LIBOR US + 0.950%), 2.31%, 10/20/26 (a)(b)		5,490	5,491,924
Series 2015-10A, Class A1R, (3 mo. LIBOR US + 0.820%), 2.19%, 10/26/27 (a)(b)		3,400	3,401,837
Series 2015-10A, Class BR, (3 mo. LIBOR US + 1.850%), 3.22%, 10/26/27 (a)(b)		1,750	1,750,810
Series 2015-8A, Class A1R, (3 mo. LIBOR US + 0.850%), 2.20%, 04/17/27 (a)(b)		8,086	8,088,152
Series 2016-11A, Class PS, 0.00%, 04/26/28 (b)(d)		10,020	8,560,226
Series 2016-12A, Class C, (3 mo. LIBOR US + 4.150%), 5.50%, 10/18/28 (a)(b)		1,560	1,582,843
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.260%), 2.56%, 07/15/30 (a)(b)		17,540	17,682,200
Series 2017-13A, Class D, (3 mo. LIBOR US + 6.630%), 7.93%, 07/15/30 (a)(b)		3,080	3,165,917
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.950%), 3.49%, 11/20/30 (a)(b)(c)		750	750,000
Octagon Investment Partners 22 Ltd., Series 2014-1A, Class D1R, (3 mo. LIBOR US + 3.300%), 4.66%, 11/25/25 (a)(b)		2,040	2,040,326
Octagon Investment Partners 24 Ltd.:
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.900%), 2.34%, 05/21/27 (a)(b)		26,030	26,042,658
Series 2015-1A, Class A2AR, (3 mo. LIBOR US + 1.350%), 2.79%, 05/21/27 (a)(b)		7,280	7,284,939
Series 2015-1A, Class D, (3 mo. LIBOR US + 5.500%), 6.94%, 05/21/27 (a)(b)		3,060	3,093,565
Octagon Investment Partners 26 Ltd.:
Series 2016-1A, Class C, (3 mo. LIBOR US + 3.350%), 4.71%, 04/15/27 (a)(b)		1,570	1,585,278
Series 2016-1A, Class D, (3 mo. LIBOR US + 4.950%), 6.31%, 04/15/27 (a)(b)		2,150	2,179,162

Security		Par (000)	Value
Cayman Islands (continued)
Octagon Investment Partners 26 Ltd.:
(continued)
Series 2016-1A, Class E, (3 mo. LIBOR US + 7.850%), 9.21%, 04/15/27 (a)(b)	USD	2,625	$2,687,236
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.100%), 8.46%, 07/15/27 (a)(b)		2,000	2,073,707
Octagon Investment Partners 31 LLC:
Series 2017-1A, Class E, (3 mo. LIBOR US + 6.300%), 7.66%, 07/20/30 (a)(b)		1,000	1,024,808
Series 2017-1A, Class F, (3 mo. LIBOR US + 8.200%), 9.56%, 07/20/30 (a)(b)		1,502	1,493,722
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.190%), 2.59%, 01/20/31 (a)(b)		1,625	1,628,589
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.120%), 2.47%, 07/17/25 (a)(b)		7,367	7,379,064
Octagon Investment Partners XVII Ltd.:
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.000%), 2.37%, 10/25/25 (a)(b)		9,175	9,187,141
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.680%), 3.05%, 10/25/25 (a)(b)		10,990	11,021,462
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.480%), 4.90%, 12/16/24 (a)(b)		2,800	2,814,720
Octagon Investment Partners XXI Ltd.:
Series 2014-1A, Class C, (3 mo. LIBOR US + 3.650%), 5.06%, 11/14/26 (a)(b)		7,475	7,478,887
Series 2014-1A, Class D, (3 mo. LIBOR US + 6.600%), 8.01%, 11/14/26 (a)(b)		4,900	4,917,013
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 2.750%), 0.00%, 01/22/30 (a)(b)(c)		2,040	2,040,000
OFSI Fund VI Ltd., Series 2014-6A, Class A2, (3 mo. LIBOR US + 1.900%), 3.26%, 03/20/25 (a)(b)		17,638	17,662,058
OHA Loan Funding Ltd., Series 2013-2A, Class A, (3 mo. LIBOR US + 1.270%), 2.58%, 08/23/24 (a)(b)		9,859	9,867,516
OZLM Funding II Ltd.:
Series 2012-2A, Class A1R, (3 mo. LIBOR US + 1.440%), 2.82%, 10/30/27 (a)(b)		24,637	24,695,683
Series 2012-2A, Class DR, (3 mo. LIBOR US + 7.300%), 8.68%, 10/30/27 (a)(b)		3,310	3,390,245
OZLM Funding III Ltd., Series 2013-3A, Class BR, (3 mo. LIBOR US + 3.000%), 4.36%, 01/22/29 (a)(b)		7,065	7,204,775
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 2.61%, 10/22/30 (a)(b)		9,540	9,602,454
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 3.06%, 10/22/30 (a)(b)		960	970,412
OZLM Funding V Ltd.:
Series 2013-5A, Class BR, (3 mo. LIBOR US + 2.350%), 3.70%, 01/17/26 (a)(b)		4,820	4,827,486
Series 2013-5A, Class CR, (3 mo. LIBOR US + 3.450%), 4.80%, 01/17/26 (a)(b)		2,970	2,985,323
Series 2013-5A, Class D, (3 mo. LIBOR US + 4.750%), 6.10%, 01/17/26 (a)(b)		1,250	1,256,197
OZLM IX Ltd.:
Series 2014-9A, Class BR, (3 mo. LIBOR US + 2.350%), 3.71%, 01/20/27 (a)(b)		2,530	2,538,077
Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 4.91%, 01/20/27 (a)(b)		8,370	8,396,662

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
OZLM VI Ltd.:
Series 2014-6A, Class BR, (3 mo. LIBOR US + 2.700%), 4.05%, 04/17/26 (a)(b)	USD	4,850	$4,860,615
Series 2014-6A, Class SUB, 0.00%, 04/17/26 (b)(e)		3,200	1,495,526
OZLM VII Ltd.:
Series 2014-7A, Class B1R, (3 mo. LIBOR US + 2.250%), 3.60%, 07/17/26 (a)(b)		1,360	1,363,456
Series 2014-7A, Class CR, (3 mo. LIBOR US + 3.500%), 4.85%, 07/17/26 (a)(b)		1,940	1,952,447
OZLM VIII Ltd.:
Series 2014-8A, Class A1AR, (3 mo. LIBOR US + 1.130%), 2.48%, 10/17/26 (a)(b)		24,405	24,471,965
Series 2014-8A, Class BR, (3 mo. LIBOR US + 2.250%), 3.60%, 10/17/26 (a)(b)		4,750	4,762,249
Series 2014-8A, Class CR, (3 mo. LIBOR US + 3.400%), 4.75%, 10/17/26 (a)(b)		4,985	5,013,551
OZLM XI Ltd.:
Series 2015-11A, Class BR, (3 mo. LIBOR US + 2.300%), 3.68%, 10/30/30 (a)(b)		2,219	2,246,986
Series 2015-11A, Class CR, (3 mo. LIBOR US + 3.600%), 4.98%, 10/30/30 (a)(b)		3,876	3,969,971
OZLM XII Ltd.:
Series 2015-12A, Class A1, (3 mo. LIBOR US + 1.450%), 2.83%, 04/30/27 (a)(b)		2,560	2,576,491
Series 2015-12A, Class A2, (3 mo. LIBOR US + 2.000%), 3.38%, 04/30/27 (a)(b)		2,630	2,647,253
Series 2015-12A, Class B, (3 mo. LIBOR US + 2.900%), 4.28%, 04/30/27 (a)(b)		1,210	1,221,822
Series 2015-12A, Class C, (3 mo. LIBOR US + 3.700%), 5.08%, 04/30/27 (a)(b)		875	881,787
Series 2015-12A, Class D, (3 mo. LIBOR US + 5.400%), 6.78%, 04/30/27 (a)(b)		1,030	1,034,616
OZLM XIII Ltd., Series 2015-13A, Class C, (3 mo. LIBOR US + 4.500%), 5.88%, 07/30/27 (a)(b)		1,165	1,193,383
OZLM XIV Ltd.: Series 2015-14A, Class B1, (3 mo. LIBOR US + 3.150%), 4.51%, 01/15/29 (a)(b)		1,250	1,251,086
Series 2015-14A, Class C, (3 mo. LIBOR US + 4.350%), 5.71%, 01/15/29 (a)(b)		2,530	2,534,662
Series 2015-14A, Class D, (3 mo. LIBOR US + 6.350%), 7.71%, 01/15/29 (a)(b)		2,340	2,350,951
OZLM XIX Ltd.:
Series 2017-19A, Class A1, (3 mo. LIBOR US + 1.220%), 2.59%, 11/22/30 (a)(b)		2,250	2,253,258
Series 2017-19A, Class D, (3 mo. LIBOR US + 6.600%), 7.97%, 11/22/30 (a)(b)		2,000	2,022,269
OZLM XV Ltd.:
Series 2016-15A, Class A1, (3 mo. LIBOR US + 1.490%), 2.85%, 01/20/29 (a)(b)		7,880	7,968,447
Series 2016-15A, Class A2A, (3 mo. LIBOR US + 2.100%), 3.46%, 01/20/29 (a)(b)		2,920	2,959,121
Series 2016-15A, Class C, (3 mo. LIBOR US + 4.000%), 5.36%, 01/20/29 (a)(b)		1,560	1,593,537
Series 2016-15A, Class D, (3 mo. LIBOR US + 7.150%), 8.51%, 01/20/29 (a)(b)		1,560	1,625,660
OZLM XXI Ltd.:
Series 2017-21A, Class B, (3 mo. LIBOR US + 1.900%), 0.00%, 01/20/31 (a)(b)		1,620	1,620,000
Series 2017-21A, Class C, (3 mo. LIBOR US + 2.670%), 0.00%, 01/20/31 (a)(b)(c)		6,585	6,519,940

Security		Par (000)	Value
Cayman Islands (continued)
OZLM XXI Ltd.: (continued)
Series 2017-21A, Class D, (3 mo. LIBOR US + 5.540%), 0.00%, 01/20/31 (a)(b)	USD	3,315	$3,289,375
Palmer Square CLO Ltd.:
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.500%), 2.92%, 05/15/25 (a)(b)		7,767	7,768,528
Series 2013-2A, Class A1AR, (3 mo. LIBOR US + 1.220%), 2.57%, 10/17/27 (a)(b)		10,800	10,850,624
Series 2013-2A, Class CR, (3 mo. LIBOR US + 3.600%), 4.95%, 10/17/27 (a)(b)		1,360	1,374,302
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.130%), 2.86%, 01/17/31 (a)(b)(c)		1,670	1,670,000
Series 2014-1A, Class CR, (3 mo. LIBOR US + 4.000%), 5.35%, 01/17/27 (a)(b)		3,230	3,230,121
Series 2014-1A, Class CR2, (3 mo. LIBOR US + 2.650%), 4.38%, 01/17/31 (a)(b)(c)		3,230	3,230,000
Series 2014-1A, Class DR, (3 mo. LIBOR US + 6.900%), 8.25%, 01/17/27 (a)(b)		1,560	1,560,013
Series 2014-1A, Class DR2, (3 mo. LIBOR US + 5.700%), 0.00%, 01/17/31 (a)(b)(c)		1,560	1,560,000
Series 2015-2A, Class DR, (3 mo. LIBOR US + 6.500%), 7.86%, 07/20/30 (a)(b)		2,120	2,159,934
Palmer Square Loan Funding Ltd., Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.300%), 2.62%, 10/15/25 (a)(b)		4,220	4,228,521
Parallel Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.650%), 5.01%, 07/20/27 (a)(b)		3,250	3,270,052
Park Avenue Institutional Advisers CLO Ltd.:
Series 2016-1A, Class D, (3 mo. LIBOR US + 7.000%), 8.31%, 08/23/28 (a)(b)		2,330	2,360,261
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.220%), 2.63%, 11/14/29 (a)(b)		8,065	8,092,793
Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.700%), 3.11%, 11/14/29 (a)(b)		1,500	1,505,098
Series 2017-1A, Class D, (3 mo. LIBOR US + 6.220%), 7.63%, 11/14/29 (a)(b)		1,500	1,496,214
Pinnacle Park CLO Ltd.:
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.650%), 4.01%, 04/15/26 (a)(b)		1,000	1,002,185
Series 2014-1A, Class D, (3 mo. LIBOR US + 3.500%), 4.86%, 04/15/26 (a)(b)		2,340	2,354,596
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (3 mo. LIBOR US + 1.210%), 2.57%, 10/15/30 (a)(b)		2,070	2,080,099
Regatta IV Funding Ltd.:
Series 14-1AR, Class DR, (3 mo. LIBOR US + 3.300%), 4.67%, 07/25/26 (a)(b)		1,730	1,734,372
Series 2014-1AR, Class CR, (3 mo. LIBOR US + 2.000%), 3.37%, 07/25/26 (a)(b)		950	951,317
Regatta V Funding Ltd.:
Series 2014-1A, Class BR, (3 mo. LIBOR US + 2.300%), 3.67%, 10/25/26 (a)(b)		2,665	2,674,242
Series 2014-1A, Class C, (3 mo. LIBOR US + 3.450%), 4.82%, 10/25/26 (a)(b)		5,475	5,491,620
Rockford Tower CLO Ltd.:
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.800%), 3.16%, 04/15/29 (a)(b)		4,420	4,446,671
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.250%), 4.61%, 04/15/29 (a)(b)		4,450	4,511,943
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.400%), 6.76%, 04/15/29 (a)(b)		4,840	4,827,603

16	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
Rockford Tower CLO Ltd.: (continued)
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.750%), 2.99%, 10/15/29 (a)(b)	USD	2,120	$2,137,240
Series 2017-2A, Class C, (3 mo. LIBOR US + 2.300%), 3.54%, 10/15/29 (a)(b)		1,250	1,252,768
Series 2017-2A, Class D, (3 mo. LIBOR US + 3.450%), 4.69%, 10/15/29 (a)(b)		5,360	5,483,806
Series 2017-2A, Class E, (3 mo. LIBOR US + 6.080%), 7.32%, 10/15/29 (a)(b)		7,140	7,189,889
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.190%), 2.80%, 10/20/30 (a)(b)		9,940	9,928,504
Series 2017-3A, Class E, (3 mo. LIBOR US + 5.750%), 7.36%, 10/20/30 (a)(b)		1,595	1,587,086
RR 2 Ltd., Series 2017-2A, Class D, (3 mo. LIBOR US + 6.200%), 7.55%, 10/15/29 (a)(b)		1,340	1,341,198
Seneca Park CLO Ltd.:
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.150%), 3.50%, 07/17/26 (a)(b)		2,000	2,000,749
Series 2014-1A, Class D, (3 mo. LIBOR US + 3.500%), 4.85%, 07/17/26 (a)(b)		7,660	7,688,126
Series 2014-1A, Class SUB, 0.00%, 07/17/26 (b)(e)		2,000	798,970
Shackleton CLO Ltd., Series 2014-5A, Class AR, (3 mo. LIBOR US + 1.140%), 2.53%, 05/07/26 (a)(b)		13,720	13,741,015
Silver Creek CLO Ltd.:
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 2.60%, 07/20/30 (a)(b)		3,750	3,775,449
Series 2014-1A, Class DR, (3 mo. LIBOR US + 3.350%), 4.71%, 07/20/30 (a)(b)		500	509,149
Sound Point CLO II Ltd.:
Series 2013-1A, Class A1L, (3 mo. LIBOR US + 1.200%), 2.57%, 04/26/25 (a)(b)		750	751,433
Series 2013-1A, Class A3L, (3 mo. LIBOR US + 2.750%), 4.12%, 04/26/25 (a)(b)		9,465	9,479,690
Sound Point CLO III Ltd.:
Series 2013-2A, Class C1R, (3 mo. LIBOR US + 2.150%), 3.51%, 07/15/25 (a)(b)		750	751,365
Series 2013-2A, Class DR, (3 mo. LIBOR US + 3.350%), 4.71%, 07/15/25 (a)(b)		2,310	2,314,292
Series 2013-2A, Class E, (3 mo. LIBOR US + 4.600%), 5.96%, 07/15/25 (a)(b)		4,660	4,667,392
Sound Point CLO IV Ltd.:
Series 2013-3A, Class CR, (3 mo. LIBOR US + 2.250%), 3.61%, 01/21/26 (a)(b)		2,320	2,328,158
Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.400%), 4.76%, 01/21/26 (a)(b)		3,665	3,673,004
Sound Point CLO IX Ltd.:
Series 2015-2A, Class DR, (3 mo. LIBOR US + 2.650%), 4.01%, 10/20/30 (a)(b)		1,300	1,302,923
Series 2015-2A, Class E, (3 mo. LIBOR US + 5.500%), 6.86%, 07/20/27 (a)(b)		1,300	1,304,179
Sound Point CLO V Ltd., Series 2014-1A, Class E, (3 mo. LIBOR US + 4.250%), 5.60%, 04/18/26 (a)(b)		1,551	1,549,105
Sound Point CLO VII Ltd., Series 2014-3A, Class D, (3 mo. LIBOR US + 3.600%), 4.96%, 01/23/27 (a)(b)		2,160	2,166,494
Sound Point CLO X Ltd., Series 2015-3A, Class E, (3 mo. LIBOR US + 6.750%), 8.11%, 01/20/28 (a)(b)		4,870	4,971,989
Sound Point CLO XI Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 6.950%), 8.31%, 07/20/28 (a)(b)		7,200	7,444,327
Sound Point CLO XII Ltd.:
Series 2016-2A, Class A, (3 mo. LIBOR US + 1.660%), 3.02%, 10/20/28 (a)(b)		4,700	4,747,703

Security		Par (000)	Value
Cayman Islands (continued)
Sound Point CLO XII Ltd.: (continued)
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.400%), 7.76%, 10/20/28 (a)(b)	USD	2,350	$2,416,542
Sound Point CLO XIV Ltd.:
Series 2016-3A, Class C, (3 mo. LIBOR US + 2.650%), 4.01%, 01/23/29 (a)(b)		1,560	1,587,550
Series 2016-3A, Class E, (3 mo. LIBOR US + 6.650%), 8.01%, 01/23/29 (a)(b)		2,340	2,419,189
Sound Point CLO XVIII Ltd.:
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.120%), 0.00%, 01/20/31 (a)(b)(c)		6,520	6,520,000
Series 2017-4A, Class B, (3 mo. LIBOR US + 1.800%), 0.00%, 01/20/31 (a)(b)(c)		1,010	1,006,465
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.250%), 2.88%, 01/15/30 (a)(b)		3,060	3,061,105
Stewart Park CLO Ltd.:
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.800%), 3.52%, 01/15/30 (a)(b)(c)		3,125	3,125,000
Series 2015-1A, Class E, (3 mo. LIBOR US + 5.450%), 6.81%, 04/15/26 (a)(b)		4,455	4,454,917
Symphony CLO VIII LP:
Series 2012-8A, Class CR, (3 mo. LIBOR US + 3.050%), 4.75%, 01/09/23 (a)(b)		750	751,311
Series 2012-8AR, Class ER, (3 mo. LIBOR US + 6.000%), 7.35%, 01/09/23 (a)(b)		6,880	6,887,710
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 2.39%, 10/15/25 (a)(b)		1,000	1,001,503
Symphony CLO XV Ltd.:
Series 2014-15A, Class DR, (3 mo. LIBOR US + 3.350%), 4.70%, 10/17/26 (a)(b)		6,225	6,278,008
Series 2014-15A, Class E, (3 mo. LIBOR US + 5.050%), 6.40%, 10/17/26 (a)(b)		2,075	2,078,598
Symphony CLO XVI Ltd., Series 2015-16A, Class E, (3 mo. LIBOR US + 5.450%), 6.81%, 07/15/28 (a)(b)		1,170	1,180,108
Symphony CLO XVII Ltd., Series 2016-17A, Class E, (3 mo. LIBOR US + 7.400%), 8.76%, 04/15/28 (a)(b)		750	757,957
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.000%), 5.36%, 01/23/28 (a)(b)		750	769,836
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.200%), 2.15%, 11/17/30 (a)(b)		5,440	5,468,680
TCI-Symphony CLO Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 6.450%), 7.72%, 07/15/30 (a)(b)		1,921	1,940,532
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, (3 mo. LIBOR US + 3.400%), 4.76%, 10/20/26 (a)(b)		4,340	4,370,162
THL Credit Wind River CLO Ltd.:
Series 2014-3A, Class DR, (3 mo. LIBOR US + 3.350%), 4.71%, 01/22/27 (a)(b)		750	752,805
Series 2014-3A, Class E, (3 mo. LIBOR US + 5.600%), 6.96%, 01/22/27 (a)(b)		750	757,794
Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.550%), 6.91%, 07/20/27 (a)(b)		2,330	2,337,356
TIAA CLO II Ltd., Series 2017-1A, Class E, (3 mo. LIBOR US + 5.850%), 7.21%, 04/20/29 (a)(b)		500	501,628
TIAA CLO III Ltd.:
Series 2017-2A, Class A, (3 mo. LIBOR US + 1.150%), 2.63%, 01/16/31 (a)(b)(c)		18,200	18,200,000

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
TIAA CLO III Ltd.: (continued)
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.500%), 2.98%, 01/16/31 (a)(b)(c)	USD	750	$750,000
TICP CLO I Ltd.:
Series 2015-1A, Class C, (3 mo. LIBOR US + 3.000%), 4.36%, 07/20/27 (a)(b)		1,210	1,213,819
Series 2015-1A, Class D, (3 mo. LIBOR US + 3.550%), 4.91%, 07/20/27 (a)(b)		1,210	1,210,792
TICP CLO III Ltd., Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.180%), 2.54%, 01/20/27 (a)(b)		6,623	6,652,256
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.510%), 7.81%, 07/15/29 (a)(b)		4,200	4,290,311
Treman Park CLO Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.370%), 2.73%, 04/20/27 (a)(b)		875	875,655
Series 2015-1A, Class D, (3 mo. LIBOR US + 3.860%), 5.22%, 04/20/27 (a)(b)		7,200	7,240,131
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, (3 mo. LIBOR US + 0.450%), 1.77%, 03/03/39 (a)(b)(c)		50,060	2,903,480
Venture XIX CLO Ltd.:
Series 2014-19A, Class AR, (3 mo. LIBOR US + 1.370%), 2.73%, 01/15/27 (a)(b)		5,020	5,026,717
Series 2014-19A, Class BR, (3 mo. LIBOR US + 2.000%), 3.36%, 01/15/27 (a)(b)		2,350	2,368,259
Venture XVII CLO Ltd., Series 2014-17A, Class B2R, (3 mo. LIBOR US + 1.600%), 2.96%, 07/15/26 (a)(b)		4,470	4,484,667
Venture XXII CLO Ltd., Series 2015-22A, Class E, (3 mo. LIBOR US + 6.750%), 8.11%, 01/15/28 (a)(b)		780	787,148
Venture XXIV CLO Ltd., Series 2016-24A, Class E, (3 mo. LIBOR US + 6.720%), 8.08%, 10/20/28 (a)(b)		2,696	2,767,355
Venture XXVI CLO Ltd.:
Series 2017-26A, Class D, (3 mo. LIBOR US + 4.250%), 5.61%, 01/20/29 (a)(b)		2,650	2,737,758
Series 2017-26A, Class E, (3 mo. LIBOR US + 6.800%), 8.16%, 01/20/29 (a)(b)		3,340	3,449,547
Vibrant CLO III Ltd.:
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.480%), 2.84%, 04/20/26 (a)(b)		2,315	2,321,764
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 2.050%), 3.41%, 04/20/26 (a)(b)		750	754,476
Series 2015-3A, Class BR, (3 mo. LIBOR US + 2.950%), 4.31%, 04/20/26 (a)(b)		1,560	1,564,988
Vibrant CLO IV Ltd.:
Series 2016-4A, Class C, (3 mo. LIBOR US + 3.300%), 4.66%, 07/20/28 (a)(b)		4,440	4,534,581
Series 2016-4A, Class D, (3 mo. LIBOR US + 4.500%), 5.86%, 07/20/28 (a)(b)		1,680	1,720,185
Vibrant CLO V Ltd., Series 2016-5A, Class A, (3 mo. LIBOR US + 1.550%), 2.91%, 01/20/29 (a)(b)		2,920	2,945,708
Voya CLO Ltd.:
Series 2013-2A, Class C, (3 mo. LIBOR US + 3.500%), 4.87%, 04/25/25 (a)(b)		4,190	4,212,943
Series 2013-3A, Class A1R, (3 mo. LIBOR US + 1.050%), 2.40%, 01/18/26 (a)(b)		12,370	12,395,957
Series 2013-3A, Class A2R, (3 mo. LIBOR US + 1.500%), 2.85%, 01/18/26 (a)(b)		4,475	4,475,797

Security		Par (000)	Value
Cayman Islands (continued)
Voya CLO Ltd.: (continued)
Series 2013-3A, Class BR, (3 mo. LIBOR US + 2.150%), 3.50%, 01/18/26 (a)(b)	USD	5,440	$5,442,214
Series 2014-1A, Class C, (3 mo. LIBOR US + 3.400%), 4.75%, 04/18/26 (a)(b)		2,560	2,576,773
Series 2014-4A, Class BR, (3 mo. LIBOR US + 2.000%), 3.36%, 10/14/26 (a)(b)		3,385	3,395,093
Series 2014-4A, Class CR, (3 mo. LIBOR US + 3.000%), 4.36%, 10/14/26 (a)(b)		10,035	10,132,040
Series 2016-2A, Class D, (3 mo. LIBOR US + 6.950%), 8.31%, 07/19/28 (a)(b)		975	1,009,404
Series 2016-3A, Class D, (3 mo. LIBOR US + 6.850%), 8.20%, 10/18/27 (a)(b)		1,170	1,206,026
Series 2016-4A, Class E2, (3 mo. LIBOR US + 6.650%), 8.01%, 07/20/29 (a)(b)		750	773,191
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.130%), 2.51%, 10/15/30 (a)(b)		3,500	3,505,459
Washington Mill CLO Ltd., Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.220%), 2.58%, 04/20/26 (a)(b)		5,750	5,761,981
Webster Park CLO Ltd.:
Series 2015-1A, Class C, (3 mo. LIBOR US + 4.050%), 5.41%, 01/20/27 (a)(b)		7,760	7,762,454
Series 2015-1A, Class D, (3 mo. LIBOR US + 6.100%), 7.46%, 01/20/27 (a)(b)		4,400	4,454,422
Wellfleet CLO Ltd.:
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.800%), 4.16%, 10/20/27 (a)(b)		5,750	5,762,205
Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.800%), 7.16%, 10/20/27 (a)(b)		2,125	2,128,117
West CLO Ltd., Series 2013-1A, Class A1AR, (3 mo. LIBOR US + 1.160%), 2.55%, 11/07/25 (a)(b)		25,889	25,946,890
Westcott Park CLO Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.200%), 8.56%, 07/20/28 (a)(b)		4,420	4,541,746
York CLO 1 Ltd.:
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.350%), 3.71%, 01/22/27 (a)(b)		1,160	1,164,033
Series 2014-1A, Class DR, (3 mo. LIBOR US + 3.400%), 4.76%, 01/22/27 (a)(b)		2,150	2,155,190
Series 2014-1A, Class E, (3 mo. LIBOR US + 5.450%), 6.81%, 01/22/27 (a)(b)		3,880	3,881,636
York CLO-2 Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.150%), 2.61%, 01/22/31 (a)(b)(c)		3,500	3,500,000
Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.650%), 7.11%, 01/22/31 (a)(b)		4,250	4,250,000
York CLO-3 Ltd.:
Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.750%), 3.11%, 10/20/29 (a)(b)		3,830	3,850,139
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.600%), 4.96%, 10/20/29 (a)(b)		8,758	8,960,713
Series 2016-1A, Class ER, (3 mo. LIBOR US + 6.400%), 7.76%, 10/20/29 (a)(b)		7,052	7,088,193
Series 2016-1A, Class FR, (3 mo. LIBOR US + 7.250%), 8.61%, 10/20/29 (a)(b)		2,420	2,340,033
Series 2016-1A, Class SUB, 0.00%, 10/20/29 (b)(e)		7,254	6,310,429
York CLO-4 Ltd.:
Series 2016-2A, Class D, (3 mo. LIBOR US + 4.100%), 5.46%, 01/20/30 (a)(b)		2,140	2,206,203

18	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Cayman Islands (continued)
York CLO-4 Ltd.: (continued)
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.940%), 8.30%, 01/20/30 (a)(b)	USD	6,180	$6,278,535

			2,073,809,032
Ireland — 0.2%
Adagio V CLO Designated Activity Co., Series V-X, Class E, (3 mo. EURIBOR + 6.700%), 6.70%, 10/15/29 (a)	EUR	700	859,336
Aqueduct European CLO DAC:
Series 2017-2X, Class B1, (3 mo. EURIBOR + 1.200%), 0.10%, 10/15/30 (a)(c)		2,518	3,024,990
Series 2017-2X, Class E, (3 mo. EURIBOR + 4.400%), 0.10%, 10/15/30 (a)(c)		534	621,496
Arbour CLO IV DAC, Series 4X, Class E, (3 mo. EURIBOR + 5.600%), 5.60%, 01/15/30 (a)		1,100	1,342,900
Arbour CLO Ltd., Series 2014-1X, Class E, (3 mo. EURIBOR + 5.000%), 5.00%, 07/15/27 (a)		2,106	2,543,447
Avoca Capital CLO X Ltd., Series 10X, Class ER, (3 mo. EURIBOR + 6.050%), 6.05%, 01/15/30 (a)		1,300	1,610,860
Avoca CLO XV DAC, Series 15X, Class E, (3 mo. EURIBOR + 5.000%), 5.00%, 01/15/29 (a)		1,600	1,911,908
Avoca CLO XV Ltd.:
Series 15X, Class F, (3 mo. EURIBOR + 6.750%), 6.75%, 01/15/29 (a)		1,760	2,067,501
Series 15X, Class M1, 0.00%, 01/15/29 (e)		3,100	2,659,791
Cadogan Square CLO X DAC, Series 10X, Class M, 0.00%, 10/15/30 (c)(e)		600	665,915
Carlyle Global Market Strategies Euro CLO DAC, Series 2015-3X, Class D, (3 mo. EURIBOR + 5.550%), 5.55%, 01/15/29 (a)		400	480,349
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, (6 mo. EURIBOR + 5.900%), 5.90%, 01/24/28 (a)		1,700	2,054,960
Series 4X, Class SUB, 0.00%, 01/24/28 (e)		10,200	11,380,776
CVC Cordatus Loan Fund VI DAC, Series 6X, Class SUB, 0.00%, 04/15/29 (e)		4,605	4,967,321
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, (3 mo. EURIBOR + 7.000%), 7.00%, 08/15/29 (a)		1,120	1,388,968
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (3 mo. EURIBOR + 5.700%), 5.70%, 04/23/30 (a)		700	857,728
Harvest CLO XVI DAC, Series 16X, Class E, (3 mo. EURIBOR + 6.400%), 6.40%, 10/15/29 (a)		880	1,065,094
Oak Hill European Credit Partners IV Designated Activity Co., Series 2015-4X, Class F, (6 mo. EURIBOR + 6.650%), 6.65%, 01/20/30 (a)		1,730	2,070,167
OCP Euro CLO DAC:
Series 2017-2X, Class A, (3 mo. EURIBOR + 0.820%), 0.10%, 01/15/32 (a)		1,250	1,503,596
Series 2017-2X, Class B, (3 mo. EURIBOR + 1.350%), 0.10%, 01/15/32 (a)		1,500	1,805,540
Series 2017-2X, Class E, (3 mo. EURIBOR + 5.000%), 0.10%, 01/15/32 (a)		897	1,057,839
Series 2017-2X, Class F, (3 mo. EURIBOR + 6.400%), 0.10%, 01/15/32 (a)		600	677,041
OCP Euro DAC, Series 2017-1X, Class E, (3 mo. EURIBOR + 5.350%), 5.35%, 06/18/30 (a)		400	482,715

Security		Par (000)	Value
Ireland (continued)
OZLME II DAC, Series 2X, Class E, 4.90%, 10/15/30	EUR	862	$1,001,779
OZLME III DAC:
Series 3X, Class A1, (3 mo. EURIBOR + 0.750%), 0.00%, 02/24/20 (a)		3,000	3,239,585
Series 3X, Class E, (3 mo. EURIBOR + 4.800%), 0.00%, 02/24/20 (a)		1,800	2,106,594
Series 3X, Class SUB, (3 mo. EURIBOR + 0.000%), 0.00%, 02/24/20 (a)		4,600	5,519,294
St. Paul’s CLO VI DAC, Series 6X, Class D, (3 mo. EURIBOR + 6.500%), 6.50%, 07/22/29 (a)		1,410	1,726,138

			60,693,628
Italy — 0.0%
Asset-Backed European Securitisation Transaction Ten Srl, Series 10, Class A, (1 mo. EURIBOR + 0.550%), 0.18%, 12/10/28 (a)		1,176	1,412,476

Netherlands — 0.1%
ALME Loan Funding V BV, Series 5X, Class E, (3 mo. EURIBOR + 6.000%), 6.00%, 07/15/29 (a)		2,195	2,662,447
ARES European CLO VIII BV, Series 8X, Class E, (3 mo. EURIBOR + 6.350%), 6.35%, 02/17/30 (a)		544	669,932
Avoca CLO XIV Designated Activity Co.:
Series 14X, Class ER, (3 mo. EURIBOR + 4.700%), 4.70%, 01/12/31 (a)		2,240	2,624,361
Series 14X, Class FR, 0.00%, 01/12/31		1,100	1,267,352
Avoca CLO XIV Ltd., Series 14X, Class SUB, 0.00%, 07/12/28 (e)		4,510	4,303,180
Avoca CLO XVII DAC, Series 17X, Class E, (3 mo. EURIBOR + 5.950%), 5.95%, 01/15/30 (a)		1,096	1,319,300
Cairn CLO VI BV, Series 2016-6X, Class E, (3 mo. EURIBOR + 6.250%), 6.25%, 07/25/29 (a)		1,100	1,334,546
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, (3 mo. EURIBOR + 5.750%), 5.75%, 01/15/30 (a)		780	950,905
Dryden 56 Euro CLO BV, Series 2017-56X, Class E, (3 mo. EURIBOR + 4.720%), 0.10%, 01/15/32 (a)		1,225	1,415,599
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (3 mo. EURIBOR + 6.300%), 6.30%, 11/10/30 (a)		800	983,765
Jubilee CDO VIII BV, Series VIII-X, Class SUB, (6 mo. EURIBOR + 5.000%), 4.73%, 01/15/24 (a)(c)		3,067	—
OZLME BV, Series 1X, Class E, (3 mo. EURIBOR + 6.450%), 6.45%, 01/18/30 (a)		950	1,169,863

			18,701,250
Portugal — 0.2%
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 02/16/18		1,606	1,930,595
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta IV, Series 4, Class SNR, 2.42%, 02/12/21		15,684	19,300,635
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta V, Series 5, Class SEN, 0.85%, 02/12/22		27,300	32,781,193

			54,012,423

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United Kingdom — 0.1%
E-CARAT 5 PLC, Series 5, Class B, (1 mo. LIBOR GBP + 0.950%), 1.44%, 04/18/23 (a)	GBP	5,900	$7,986,794
Marketplace Originated Consumer Assets PLC, Series 2016-1, Class B, (1 mo. LIBOR GBP + 2.900%), 3.39%, 10/20/24 (a)		542	741,052
Motor PLC:
Series 2016-1, Class C, 3.75%, 11/25/25		6,720	9,216,305
Series 2016-1, Class D, 4.25%, 11/25/25		1,325	1,820,665
Series 2016-1, Class E, 5.25%, 11/25/25		1,112	1,537,662
Newday Funding PLC:
Series 2017-1, Class C, (1 mo. LIBOR GBP + 1.900%), 2.15%, 07/15/20 (a)		3,800	5,133,929
Series 2017-1, Class D, (1 mo. LIBOR GBP + 2.250%), 2.55%, 07/15/20 (a)		3,900	5,283,813
PCL Funding II PLC:
Series 2017-1, Class B, (1 mo. LIBOR GBP + 1.750%), 2.25%, 06/15/20 (a)		904	1,220,473
Series 2017-1, Class C, (1 mo. LIBOR GBP + 2.250%), 2.74%, 06/15/20 (a)		556	750,636
PCL Funding III PLC:
Series 2017-2, Class B, (1 mo. LIBOR GBP + 1.400%), 1.89%, 06/15/23 (a)		821	1,109,033
Series 2017-2, Class C, (1 mo. LIBOR GBP + 1.850%), 2.34%, 06/15/23 (a)		635	858,629

			35,658,991
United States — 6.7%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (1 mo. LIBOR US + 0.340%), 1.89%, 04/25/36 (a)	USD	14,870	7,699,735
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (1 mo. LIBOR US + 0.130%), 1.68%, 05/25/37 (a)		8,896	2,952,779
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class B2, 0.00%, 08/15/30 (b)(c)(d)		5,206	3,993,621
Ajax Mortgage Loan Trust:
Series 2016-1, Class A, 4.25%, 07/25/47 (b)(f)		6,976	6,912,729
Series 2016-B, Class A, 4.00%, 09/25/65 (b)(f)		8,849	8,837,422
Series 2016-C, Class A, 4.00%, 10/25/57 (b)(f)		6,171	6,214,219
Series 2017-A, Class A, 3.47%, 04/25/57 (b)(f)		26,755	26,795,197
Series 2017-D, Class A, 3.75%, 12/25/57 (b)(c)(e)		36,934	36,933,500
Series 2017-D, Class B, 0.00%, 12/25/57 (b)(c)(e)		5,346	3,317,764
ALM XI Ltd., Series 2014-11A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.49%, 10/17/26 (a)(b)		46,509	46,685,525
ALM XVII Ltd., Series 2015-17A, Class C1, (3 mo. LIBOR US + 4.150%), 5.51%, 01/15/28 (a)(b)		2,530	2,564,795
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (b)		8,624	9,625,820
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.240%), 1.79%, 05/25/35 (a)(c)		10,261	7,849,645

Security		Par (000)	Value
United States (continued)
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 05/15/48 (b)	USD	3,452	$3,435,635
Series 2015-2, Class A, 3.34%, 11/15/48 (b)		4,769	4,817,937
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (e)		8,475	6,162,656
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, (1 mo. LIBOR US + 0.500%), 2.56%, 05/28/39 (a)(b)		34,375	31,501,132
Series 2004-B, Class A2, (1 mo. LIBOR US + 0.650%), 2.86%, 05/28/39 (a)(b)(c)		1,905	1,760,908
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.000%), 2.56%, 02/28/40 (a)(b)		9,439	8,447,855
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 2.56%, 12/28/40 (a)(b)		4,809	4,349,914
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 06/15/30 (e)		7,777	3,202,750
Series 2000-A, Class A3, 7.83%, 06/15/30 (e)		7,219	3,073,286
Series 2000-A, Class A4, 8.29%, 06/15/30 (e)		12,361	5,571,412
Bear Stearns Asset-Backed Securities I Trust:
Series 2004-HE7, Class M2, (1 mo. LIBOR US + 1.730%), 3.28%, 08/25/34 (a)		784	775,956
Series 2006-EC2, Class M2, (1 mo. LIBOR US + 0.420%), 1.75%, 02/25/36 (a)		2,709	2,677,513
Series 2006-HE1, Class 1M4, (1 mo. LIBOR US + 0.680%), 2.23%, 12/25/35 (a)		5,289	5,968,918
Series 2006-HE7, Class 1A2, (1 mo. LIBOR US + 0.170%), 1.72%, 09/25/36 (a)		7,676	8,444,563
Series 2007-FS1, Class 1A3, (1 mo. LIBOR US + 0.170%), 1.72%, 05/25/35 (a)		5,444	5,540,534
Series 2007-HE1, Class 21A2, (1 mo. LIBOR US + 0.160%), 1.71%, 01/25/37 (a)		3,961	3,871,685
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 1.87%, 03/25/37 (a)		2,901	2,121,560
Series 2007-HE2, Class 22A, (1 mo. LIBOR US + 0.140%), 1.69%, 03/25/37 (a)		5,100	4,855,834
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.140%), 1.69%, 03/25/37 (a)		9,715	9,409,114
Series 2007-HE3, Class 1A3, (1 mo. LIBOR US + 0.250%), 1.80%, 04/25/37 (a)		3,080	3,130,083
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.350%), 1.90%, 04/25/37 (a)		19,498	15,345,673
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 2.53%, 01/25/36 (a)		1,871	1,835,746

20	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, (1 mo. LIBOR US + 1.200%), 2.75%, 12/25/36 (a)(b)	USD	5,370	$5,198,722
Canyon Capital CLO Ltd.:
Series 2006-1A, Class A1, (3 mo. LIBOR US + 0.250%), 1.84%, 12/15/20 (a)(b)		1,826	1,826,230
Series 2006-1A, Class C, (3 mo. LIBOR US + 0.700%), 2.29%, 12/15/20 (a)(b)		1,000	997,097
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class CR, (3 mo. LIBOR US + 4.100%), 5.46%, 10/14/28 (a)(b)		9,300	9,458,161
Series 2012-4X, Class INC, 0.00%, 01/20/29 (e)		2,508	1,946,549
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.750%), 4.10%, 04/17/25 (a)(b)		2,340	2,344,816
Series 2015-2A, Class C, (3 mo. LIBOR US + 3.750%), 5.12%, 04/27/27 (a)(b)		750	752,593
Series 2015-2A, Class D, (3 mo. LIBOR US + 5.300%), 6.67%, 04/27/27 (a)(b)		1,220	1,229,880
Series 2015-3A, Class D, (3 mo. LIBOR US + 5.700%), 7.08%, 07/28/28 (a)(b)		2,070	2,103,294
Carrington Mortgage Loan Trust:
Series 2005-FRE1, Class M1, (1 mo. LIBOR US + 0.470%), 2.02%, 12/25/35 (a)		6,172	6,132,054
Series 2006-FRE1, Class A4, (1 mo. LIBOR US + 0.250%), 1.80%, 04/25/36 (a)		9,244	7,390,515
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.120%), 1.67%, 10/25/36 (a)		4,328	2,875,896
Series 2006-FRE2, Class A3, (1 mo. LIBOR US + 0.160%), 1.71%, 10/25/36 (a)		11,892	7,940,015
Series 2006-FRE2, Class A5, (1 mo. LIBOR US + 0.080%), 1.63%, 10/25/36 (a)		5,076	3,357,508
Series 2006-NC1, Class M2, (1 mo. LIBOR US + 0.420%), 1.97%, 01/25/36 (a)		1,620	1,179,991
Series 2006-NC2, Class A3, (1 mo. LIBOR US + 0.150%), 1.70%, 06/25/36 (a)		2,510	2,481,857
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 1.79%, 08/25/36 (a)		9,267	6,011,234
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 1.71%, 10/25/36 (a)		3,740	3,334,086
Series 2006-NC5, Class A3, (1 mo. LIBOR US + 0.150%), 1.70%, 01/25/37 (a)		2,500	1,801,424
Series 2006-NC5, Class A5, (1 mo. LIBOR US + 0.060%), 1.61%, 01/25/37 (a)		1,092	1,010,911
Series 2007-HE1, Class A2, (1 mo. LIBOR US + 0.150%), 1.70%, 06/25/37 (a)		3,282	3,246,573
Series 2007-RFC1, Class A4, (1 mo. LIBOR US + 0.220%), 1.77%, 10/25/36 (a)		5,940	4,175,094
C-BASS Trust:
Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.160%), 1.71%, 10/25/36 (a)		2,113	1,511,315
Series 2006-CB9, Class A2, (1 mo. LIBOR US + 0.110%), 1.66%, 11/25/36 (a)		3,884	2,540,466
Series 2006-CB9, Class A4, (1 mo. LIBOR US + 0.230%), 1.78%, 11/25/36 (a)		645	429,816
Series 2007-CB1, Class AF2, 3.71%, 01/25/37 (f)		19,390	9,579,061
Series 2007-CB1, Class AF4, 3.71%, 01/25/37 (f)		1,323	653,463

Security		Par (000)	Value
United States (continued)
C-BASS Trust: (continued)
Series 2007-CB5, Class A2, (1 mo. LIBOR US + 0.170%), 1.50%, 04/25/37 (a)	USD	3,241	$2,443,362
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.24%, 06/25/37 (f)		7,650	7,361,424
Citigroup Mortgage Loan Trust:
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.200%), 1.75%, 05/25/37 (a)		21,170	15,740,997
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.270%), 1.82%, 05/25/37 (a)		9,617	7,205,346
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (1 mo. LIBOR US + 0.320%), 1.87%, 11/25/36 (a)		7,880	6,688,657
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28 (e)		3,793	3,025,434
Series 1998-4, Class M1, 6.83%, 04/01/30 (e)		1,011	894,715
Series 1998-8, Class M1, 6.98%, 09/01/30 (e)		7,935	6,615,753
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29 (e)		4,710	2,582,057
Series 2000-4, Class A5, 7.97%, 05/01/32		16,500	8,498,280
Series 2000-4, Class A6, 8.31%, 05/01/32 (e)		5,826	3,126,557
Series 2000-5, Class A6, 7.96%, 05/01/31		7,146	4,723,263
Series 2000-5, Class A7, 8.20%, 05/01/31		13,011	8,825,591
Conseco Financial Corp.:
Series 1997-3, Class M1, 7.53%, 03/15/28 (e)		7,434	7,375,303
Series 1997-6, Class M1, 7.21%, 01/15/29 (e)		5,697	5,575,908
Series 1998-6, Class M1, 6.63%, 06/01/30 (e)		3,055	2,815,422
Series 1998-8, Class A1, 6.28%, 09/01/30		4,772	4,992,576
Series 1999-5, Class A5, 7.86%, 03/01/30 (e)		5,201	4,187,832
Series 1999-5, Class A6, 7.50%, 03/01/30 (e)		3,808	2,970,701
Countrywide Asset-Backed Certificates:
Series 2005-16, Class 1AF, 5.07%, 05/25/36 (e)		12,937	16,032,101
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 1.49%, 09/25/46 (a)		1,031	1,014,971
Series 2006-S3, Class A3, 6.79%, 06/25/21 (f)		22	153,403
Series 2006-S3, Class A4, 7.02%, 01/25/29 (f)		2,549	2,836,501
Series 2007-S3, Class A3, (1 mo. LIBOR US + 0.380%), 1.93%, 05/25/37 (a)		10,877	9,823,345
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30 (b)		10,020	9,457,569
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.43%, 12/25/36 (f)		1,610	1,347,218
Series 2006-MH1, Class B1, 6.25%, 10/25/36 (b)(f)		2,397	2,465,471
Series 2006-SL1, Class A2, 5.56%, 09/25/36 (b)(f)		14,233	2,929,485
Series 2007-CB6, Class A4, (1 mo. LIBOR US + 0.340%), 1.58%, 07/25/37 (a)(b)		2,599	1,756,382

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Credit-Based Asset Servicing & Securitization LLC: (continued)
Series 2007-RP1, Class A, (1 mo. LIBOR US + 0.310%), 1.86%, 05/25/46 (a)(b)	USD	5,470	$4,796,314
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 2AF3, 4.59%, 05/25/36 (e)		3,242	4,064,958
Series 2005-17, Class 1AF4, 4.61%, 05/25/36 (f)		7,835	9,306,497
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 1.75%, 03/15/34 (a)		1,050	943,014
CWHEQ Home Equity Loan Trust:
Series 2006-S2, Class A3, 5.84%, 07/25/27		848	1,131,263
Series 2006-S5, Class A4, 5.84%, 06/25/35		2,295	2,677,953
Series 2006-S5, Class A5, 6.16%, 06/25/35		2,836	3,144,859
Series 2007-S1, Class A3, 5.81%, 11/25/36 (e)		2,566	2,561,177
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 1.78%, 12/15/33 (a)(b)(c)		106	97,779
Series 2006-RES, Class 5B1A, (1 mo. LIBOR US + 0.190%), 1.67%, 05/15/35 (a)(b)		2,062	1,975,719
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 1.67%, 05/15/35 (a)(b)(c)		1,337	1,190,246
Series 2006-RES, Class 5F1A, (1 mo. LIBOR US + 0.240%), 1.72%, 12/15/35 (a)(b)		6,865	6,248,314
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-B, Class 2A, (1 mo. LIBOR US + 0.180%), 1.66%, 05/15/35 (a)		4,314	4,003,698
Series 2006-H, Class 1A, (1 mo. LIBOR US + 0.150%), 1.63%, 11/15/36 (a)		7,451	5,943,029
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		38,727	39,864,770
First Franklin Mortgage Loan Trust:
Series 2004-FFH3, Class M3, (1 mo. LIBOR US + 1.050%), 2.60%, 10/25/34 (a)		2,818	2,497,398
Series 2006-FF16, Class 2A4, (1 mo. LIBOR US + 0.210%), 1.76%, 12/25/36 (a)		7,857	4,956,656
Series 2006-FF5, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.71%, 04/25/36 (a)		3,798	3,587,397
FirstKey Lending Trust, Series 2015-SFR1, Class A, 2.55%, 03/09/47 (b)		2,839	2,823,278
Fremont Home Loan Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.69%, 02/25/37 (a)		21,695	17,452,619
Series 2006-3, Class 2A3, (1 mo. LIBOR US + 0.170%), 1.72%, 02/25/37 (a)		7,571	4,335,672
GCAT LLC, Series 2017-4, Class A1, 3.23%, 05/25/22 (b)(f)		6,599	6,600,227
GE-WMC Asset-Backed Pass-Through Certificates:
Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 1.80%, 12/25/35 (a)		1,876	1,884,669

Security		Par (000)	Value
United States (continued)
GE-WMC Asset-Backed Pass-Through Certificates: (continued)
Series 2005-2, Class M1, (1 mo. LIBOR US + 0.440%), 1.99%, 12/25/35 (a)	USD	14,147	$8,426,599
GE-WMC Mortgage Securities Trust:
Series 2006-1, Class A2B, (1 mo. LIBOR US + 0.150%), 1.70%, 08/25/36 (a)		56,046	35,737,702
Series 2006-1, Class A2C, (1 mo. LIBOR US + 0.240%), 1.79%, 08/25/36 (a)		1,398	909,541
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29 (e)		3,550	3,815,314
Series 1999-5, Class M2, 9.23%, 12/15/29 (e)		4,385	3,753,597
GSAA Home Equity Trust, Series 2007-4, Class A3B, (1 mo. LIBOR US + 0.350%), 1.90%, 03/25/37 (a)		9,491	1,316,317
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 03/25/37 (e)		1,783	730,001
GSAMP Trust:
Series 2006-FM2, Class A2B, (1 mo. LIBOR US + 0.120%), 1.67%, 09/25/36 (a)		10,188	4,850,155
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.200%), 1.75%, 01/25/47 (a)		4,667	3,198,285
Series 2007-HS1, Class M6, (1 mo. LIBOR US + 2.250%), 3.80%, 02/25/47 (a)		3,414	3,486,768
Home Equity Asset Trust, Series 2007-1, Class 2A3, (1 mo. LIBOR US + 0.150%), 1.70%, 05/25/37 (a)		6,615	5,454,607
Home Equity Mortgage Loan Asset-Backed Trust:
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.030%), 3.58%, 07/25/34 (a)		2,239	2,258,037
Series 2007-B, Class 2A3, (1 mo. LIBOR US + 0.200%), 1.75%, 07/25/37 (a)		9,541	6,464,710
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36 (f)		12,060	4,705,963
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (1 mo. LIBOR US + 0.720%), 2.20%, 04/15/36 (a)		6,871	6,311,555
Invitation Homes Trust:
Series 2015-SFR1, Class E, (1 mo. LIBOR US + 4.200%), 5.45%, 03/17/32 (a)(b)		3,266	3,309,567
Series 2015-SFR3, Class E, (1 mo. LIBOR US + 3.750%), 5.21%, 08/17/32 (a)(b)		4,685	4,755,344
Irwin Home Equity Loan Trust:
Series 2006-3, Class 2A3, 6.03%, 09/25/37 (b)(f)		3,420	3,320,381
Series 2006-P1, Class 1A, (1 mo. LIBOR US + 0.280%), 1.61%, 12/25/36 (a)(b)		703	630,954
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1, Class M1, (1 mo. LIBOR US + 0.270%), 1.82%, 05/25/36 (a)		3,380	3,193,982
Series 2006-WF1, Class A3A, 5.83%, 07/25/36 (f)		3,342	1,819,923
Series 2006-WF1, Class A5, 6.41%, 07/25/36 (f)		3,448	1,876,095
Series 2006-WF1, Class A6, 6.00%, 07/25/36 (f)		2,536	1,380,974
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40 (e)		19,863	21,128,341

22	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Lehman ABS Manufactured Housing Contract Trust: (continued)
Series 2002-A, Class C, 0.00%, 06/15/33	USD	1,554	$1,264,937
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.090%), 1.64%, 06/25/37 (a)(b)		1,662	1,160,795
Lendmark Funding Trust:
Series 2017-1A, Class A, 2.83%, 01/22/24 (b)		45,440	45,334,343
Series 2017-1A, Class B, 3.77%, 12/22/25 (b)		2,200	2,210,711
Series 2017-2A, Class A, 2.80%, 05/20/26 (b)		38,740	38,587,601
Series 2017-2A, Class B, 3.38%, 05/20/26 (b)		1,840	1,829,251
Litigation Fee Residual Funding LLC,
Series 2015-1, Class A, 4.00%, 10/01/27 (b)(c)		23,043	22,960,518
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, (1 mo. LIBOR US + 0.220%), 1.77%, 02/25/36 (a)		4,973	4,744,778
Series 2006-10, Class 2A2, (1 mo. LIBOR US + 0.110%), 1.66%, 11/25/36 (a)		1,826	901,725
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.71%, 11/25/36 (a)		18,650	9,280,174
Series 2006-10, Class 2A4, (1 mo. LIBOR US + 0.220%), 1.77%, 11/25/36 (a)		9,987	5,014,563
Series 2006-2, Class 2A3, (1 mo. LIBOR US + 0.190%), 1.74%, 03/25/46 (a)		67,229	34,320,586
Series 2006-2, Class 2A4, (1 mo. LIBOR US + 0.290%), 1.84%, 03/25/46 (a)		14,328	7,463,854
Series 2006-3, Class 2A3, (1 mo. LIBOR US + 0.180%), 1.73%, 05/25/46 (a)		14,494	6,757,909
Series 2006-3, Class 2A4, (1 mo. LIBOR US + 0.270%), 1.82%, 05/25/46 (a)		5,084	2,412,247
Series 2006-4, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.71%, 05/25/36 (a)		33,256	17,132,852
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.260%), 1.81%, 05/25/36 (a)		7,686	4,031,276
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.150%), 1.70%, 06/25/36 (a)		5,258	3,115,011
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.71%, 08/25/36 (a)		17,981	10,327,941
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.71%, 09/25/36 (a)		8,961	4,153,890
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 1.66%, 10/25/36 (a)		4,806	2,380,092
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.71%, 10/25/36 (a)		33,813	16,853,264
Series 2006-9, Class 2A4, (1 mo. LIBOR US + 0.230%), 1.78%, 10/25/36 (a)		6,427	3,231,983
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. LIBOR US + 3.250%), 4.80%, 03/25/32 (a)		4,980	5,113,152
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 1.81%, 06/25/36 (a)(b)		6,526	5,215,350
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.150%), 1.70%, 06/25/36 (a)		5,546	3,238,328
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 1.83%, 05/25/37 (a)		5,000	4,163,107
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 1.81%, 06/25/46 (a)(b)		2,201	2,062,587

Security		Par (000)	Value
United States (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.240%), 1.79%, 05/25/37 (a)	USD	6,110	$4,278,016
Merrill Lynch Mortgage Investors Trust:
Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 1.81%, 08/25/37 (a)		1,509	409,080
Series 2006-RM3, Class A2B, (1 mo. LIBOR US + 0.090%), 1.64%, 06/25/37 (a)		3,255	990,821
Morgan Stanley ABS Capital I, Inc. Trust:
Series 2005-HE5, Class M4, (1 mo. LIBOR US + 0.870%), 2.42%, 09/25/35 (a)		11,823	5,419,742
Series 2007-NC1, Class A1, (1 mo. LIBOR US + 0.130%), 1.68%, 11/25/36 (a)		39,295	25,094,120
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, (1 mo. LIBOR US + 0.110%), 1.66%, 11/25/36 (a)		3,845	1,898,390
Morgan Stanley Mortgage Loan Trust:
Series 2006-15XS, Class A2B, 5.51%, 11/25/36 (f)		8,628	4,334,691
Series 2007-9SL, Class A, (1 mo. LIBOR US + 0.320%), 1.87%, 07/25/37 (a)		4,534	4,074,698
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (1 mo. LIBOR US + 0.180%), 1.73%, 06/25/37 (a)		1,220	1,211,894
Navient Private Education Loan Trust:
Series 2014-AA, Class B, 3.50%, 08/15/44 (b)		14,970	14,510,255
Series 2014-CTA, Class B, (1 mo. LIBOR US + 1.750%), 3.23%, 10/17/44 (a)(b)		21,595	21,926,704
Series 2015-AA, Class B, 3.50%, 12/15/44 (b)		10,722	10,702,310
Series 2015-CA, Class B, 3.25%, 05/15/40 (b)		6,130	6,176,165
Series 2016-AA, Class B, 3.50%, 12/16/58 (b)(e)		7,740	7,482,346
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 1.95%, 10/25/36 (a)(b)		636	566,735
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 01/15/19 (e)		2,893	2,286,565
Series 2001-D, Class A4, 6.93%, 09/15/31 (e)		2,366	2,113,072
OHA Loan Funding LLC:
Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.51%, 10/20/26 (a)(b)		5,948	5,971,194
Series 2014-1A, Class E, 7.75%, 10/20/26 (b)		4,000	4,015,898
OneMain Financial Issuance Trust:
Series 2014-2A, Class A, 2.47%, 09/18/24 (b)		290	289,791
Series 2014-2A, Class B, 3.02%, 09/18/24 (b)		19,210	19,218,570
Series 2014-2A, Class C, 4.33%, 09/18/24 (b)		14,745	14,789,285
Series 2014-2A, Class D, 5.31%, 09/18/24 (b)		51,635	52,126,467
Series 2015-1A, Class A, 3.19%, 03/18/26 (b)		21,760	21,871,246
Series 2015-1A, Class C, 5.12%, 03/18/26 (b)		11,400	11,530,785

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
OneMain Financial Issuance Trust: (continued)
Series 2015-2A, Class A, 2.57%, 07/18/25 (b)	USD	16,103	$16,092,852
Series 2015-2A, Class B, 3.10%, 07/18/25 (b)		22,816	22,818,126
Series 2015-2A, Class C, 4.32%, 07/18/25 (b)		32,030	32,142,092
Series 2015-2A, Class D, 5.64%, 07/18/25 (b)		9,180	9,156,829
Series 2016-1A, Class A, 3.66%, 02/20/29 (b)		1,730	1,757,819
Series 2016-1A, Class B, 4.57%, 02/20/29 (b)		2,740	2,819,303
Series 2016-2A, Class A, 4.10%, 03/20/28 (b)		9,296	9,416,089
Option One Mortgage Loan Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.69%, 02/25/37 (a)		2,670	1,966,016
Series 2007-CP1, Class 2A3, (1 mo. LIBOR US + 0.210%), 1.76%, 03/25/37 (a)		6,755	4,735,370
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37 (f)		38,685	38,042,657
Origen Manufactured Housing Contract Trust:
Series 2001-A, Class M1, 7.82%, 03/15/32 (e)		4,777	4,708,860
Series 2007-B, Class A1, (1 mo. LIBOR US + 1.200%), 2.68%, 10/15/37 (a)(b)		8,928	8,769,053
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.00%, 01/25/37 (f)		5,324	4,921,533
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22 (b)(c)(f)		1,621	1,624,018
Pretium Mortgage Credit Partners I LLC, Series 2017-NPL2, Class A1, 3.25%, 03/28/57 (b)(f)		12,682	12,693,062
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 06/12/32 (b)		9,713	9,690,735
Series 2015-SFR3, Class F, 6.64%, 11/12/32 (b)		2,110	2,225,938
Series 2016-SFR1, Class A, (1 mo. LIBOR US + 1.500%), 2.96%, 09/17/33 (a)(b)		4,470	4,519,831
Series 2016-SFR1, Class E, (1 mo. LIBOR US + 3.850%), 5.31%, 09/17/33 (a)(b)		8,870	9,104,508
Series 2016-SFR2, Class E, (1 mo. LIBOR US + 3.550%), 5.01%, 01/17/34 (a)(b)		4,910	5,037,600
Series 2017-SFR1, Class A, 2.77%, 08/17/34 (b)		7,028	6,973,658
Series 2017-SFR1, Class D, 3.57%, 08/17/22 (b)		850	843,520
Series 2017-SFR1, Class E, 4.26%, 08/17/22 (b)		1,290	1,295,202
RAMP Series Trust, Series 2007-RS1, Class A3, (1 mo. LIBOR US + 0.170%), 1.72%, 02/25/37 (a)		5,978	3,302,146
RAMP Trust, Series 2006-RS6, Class A4, (1 mo. LIBOR US + 0.270%), 1.82%, 11/25/36 (a)		18,315	15,340,913
RCO Mortgage LLC, Series 2015-NQM1, Class A, (1 mo. LIBOR US + 3.500%), 5.05%, 11/25/45 (a)(b)		715	715,999
SACO I Trust, Series 2006-9, Class A1, (1 mo. LIBOR US + 0.300%), 1.85%, 08/25/36 (a)		3,066	5,393,045

Security		Par (000)	Value
United States (continued)
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.290%), 1.84%, 01/25/47 (a)	USD	4,812	$2,903,916
Securitized Asset-Backed Receivables LLC Trust, Series 2006-WM4, Class A1, (1 mo. LIBOR US + 0.190%), 1.74%, 11/25/36 (a)(b)		8,462	5,301,111
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (1 mo. LIBOR US + 0.350%), 1.90%, 04/25/37 (a)(b)		3,282	3,147,643
SG Mortgage Securities Trust:
Series 2006-FRE2, Class A2C, (1 mo. LIBOR US + 0.160%), 1.71%, 07/25/36 (a)		2,745	1,006,608
Series 2006-OPT2, Class A3D, (1 mo. LIBOR US + 0.210%), 1.54%, 10/25/36 (a)		4,623	3,204,399
SLC Private Student Loan Trust, Series 2006-A, Class C, (3 mo. LIBOR US + 0.450%), 1.81%, 07/15/36 (a)		9,086	8,666,980
SLM Private Credit Student Loan Trust:
Series 2004-A, Class A3, (3 mo. LIBOR US + 0.400%), 1.99%, 06/15/33 (a)		24,855	24,382,282
Series 2004-B, Class A3, (3 mo. LIBOR US + 0.330%), 1.92%, 03/15/24 (a)		36,109	35,992,086
Series 2006-B, Class A5, (3 mo. LIBOR US + 0.270%), 1.86%, 12/15/39 (a)		3,293	3,236,060
SLM Private Education Loan Trust:
Series 2013-A, Class B, 2.50%, 03/15/47 (b)		17,440	17,331,366
Series 2013-B, Class B, 3.00%, 05/16/44 (b)		15,415	15,408,327
Series 2013-C, Class B, 3.50%, 06/15/44 (b)(e)		19,840	20,068,694
Series 2014-A, Class B, 3.50%, 11/15/44 (b)		16,505	16,723,043
SMB Private Education Loan Trust:
Series 2015-B, Class B, 3.50%, 12/17/40 (b)		15,900	15,915,619
Series 2015-C, Class B, 3.50%, 09/15/43 (b)(c)		13,620	13,620,000
Series 2015-C, Class C, 4.50%, 09/17/46 (b)		24,880	24,940,779
Series 2017-B, Class A2A, 2.82%, 10/15/35 (b)		30,430	30,314,436
Series 2017-B, Class A2B, (1 mo. LIBOR US + 0.750%), 2.10%, 10/15/35 (a)(b)		18,250	18,317,069
SolarCity LMC Series IV LLC, Series 2015-1, Class B, 5.58%, 08/21/45 (b)(c)		11,370	10,874,268
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.800%), 2.35%, 01/25/35 (a)		356	336,988
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29 (b) .		44,228	44,501,954
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (b)		46,465	46,649,508
Series 2015-AA, Class B, 3.62%, 11/15/24 (b)		29,600	29,697,798
Series 2015-AA, Class D, 6.31%, 11/15/24 (b)		1,500	1,513,963
Series 2016-AA, Class A, 2.90%, 11/15/29 (b)		18,963	18,990,944
Series 2016-AA, Class B, 3.80%, 11/15/29 (b)		1,660	1,670,863

24	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Stanwich Mortgage Loan Co. LLC:
Series 2016-NPL2, Class NOTE, 3.72%, 08/16/46 (b)(c)(f)	USD	8,032	$8,031,745
Series 2017-NPB1, Class A1, 3.60%, 05/17/22 (b)(c)(f)		43,329	43,420,082
Velocity Commercial Capital Loan Trust:
Series 2017-1, Class AFL, (1 mo. LIBOR US + 1.250%), 2.80%, 05/25/47 (a)(b)		10,674	10,747,048
Series 2017-1, Class M1, 3.55%, 05/25/47 (b)(e)		1,120	1,125,409
Series 2017-1, Class M2, 4.45%, 05/25/47 (b)(e)		1,110	1,097,360
Series 2017-1, Class M3, 5.35%, 05/25/47 (b)(e)		1,110	1,114,426
Series 2017-2, Class M3, 4.24%, 11/25/47 (b)(e)		1,043	1,044,491
Series 2017-2, Class M4, 5.00%, 11/25/47 (b)(e)		1,248	1,250,265
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (1 mo. LIBOR US + 0.130%), 1.68%, 07/25/37 (a)(b)		9,931	9,117,074
WaMu Asset-Backed Certificates Trust:
Series 2007-HE2, Class 2A3, (1 mo. LIBOR US + 0.250%), 1.80%, 04/25/37 (a)		27,506	15,424,442
Series 2007-HE2, Class 2A4, (1 mo. LIBOR US + 0.360%), 1.91%, 04/25/37 (a)		2,948	1,673,116
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 1.73%, 09/25/36 (a)		17,786	8,997,462
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.160%), 1.71%, 10/25/36 (a)		7,149	5,924,147
Series 2006-HE5, Class 2A2, (1 mo. LIBOR US + 0.180%), 1.51%, 10/25/36 (a)		22,618	12,550,944
Series 2007-HE2, Class 2A2, (1 mo. LIBOR US + 0.220%), 1.77%, 02/25/37 (a)		16,693	7,309,482
Wellfleet CLO Ltd.:
Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.150%), 2.88%, 01/17/31 (a)(b)		15,770	15,770,000
Series 2017-3A, Class B, (3 mo. LIBOR US + 1.950%), 0.00%, 01/17/31 (a)(b)		1,490	1,490,000
World Financial Network Credit Card Master Trust:
Series 2012-C, Class C, 4.55%, 08/15/22		6,229	6,342,003
Series 2012-D, Class B, 3.34%, 04/17/23		4,080	4,112,696
WVUE, Series 2015-1A, Class A, 7.50%, 09/25/20 (b)(c)(f)		2,641	2,638,695
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.400%), 1.95%, 06/25/37 (a)(b)		7,282	3,243,078

			2,138,378,986

Total Asset-Backed Securities — 13.8% (Cost: $4,338,615,583)			4,382,666,786

		Shares
Common Stocks — 1.6%

Canada — 0.0%
Northern Graphite Corp. (g)		435,208	167,920

Security	Shares	Value
China — 0.1%
Alibaba Group Holding Ltd. - ADR (g)	28,705	$4,949,603
Guotai Junan Securities Co. Ltd. (g)	2,671,000	5,948,585

		10,898,188
France — 0.0%
BNP Paribas SA	84,181	6,262,090
SMCP SAS (g)	26,564	613,550

		6,875,640
Germany — 0.0%
Aroundtown SA	250,402	1,927,648

Greece — 0.0%
Eurobank Ergasias SA (g)	4,131,858	4,213,956

Indonesia — 0.0%
Bumi Resources Tbk PT (g)	164,339,838	3,270,445

Ireland — 0.0%
Smurfit Kappa Group PLC	9,525	322,404

Italy — 0.1%
Telecom Italia SpA (g)	1,441,206	1,244,619
UniCredit SpA (g)	1,150,000	21,452,322

		22,696,941
Luxembourg — 0.0%
Concrete Investment I SCA (c)(g)(h)	72,402	1,172,762
Concrete Investment II SCA (c)(g)(h)	9,727	—

		1,172,762
Netherlands — 0.0%
NXP Semiconductors NV (g)	54,555	6,387,845

United States — 1.4%
Altice USA, Inc., Class A (g)	716,274	15,206,497
AMC Networks, Inc., Class A (g)	188,750	10,207,600
American Airlines Group, Inc.	74,580	3,880,397
Bank of America Corp. (i)	2,309,138	68,165,754
C&J Energy Services, Inc. (g)	530,239	17,747,099
Cardinal Health, Inc.	50,160	3,073,303
CBS Corp., Class B	95,000	5,605,000
Centene Corp. (g)	102,367	10,326,783
Citigroup, Inc. (i)	404,439	30,094,306
CME Group, Inc.	25,920	3,785,616
Comcast Corp., Class A	91,580	3,667,779
Delta Air Lines, Inc. (i)	459,064	25,707,584
Energen Corp. (g)	356,209	20,506,952
Home Depot, Inc.	21,420	4,059,733
JB Hunt Transport Services, Inc.	33,230	3,820,785
JPMorgan Chase & Co. (i)	630,943	67,473,044
Leisure Acquisition Corp. (g)	320,771	3,175,633
Lowe’s Cos., Inc.	43,570	4,049,396
Matador Resources Co. (g)	341,324	10,625,416
Micron Technology, Inc. (g)(i)	48,290	1,985,685
Morgan Stanley	136,516	7,162,995
NVIDIA Corp.	31,783	6,150,011
Oracle Corp.	15,000	709,200
QUALCOMM, Inc.	325,629	20,846,769
Robert Half International, Inc.	72,980	4,053,309
Ross Stores, Inc.	56,200	4,510,050
Sentinel Energy Services, Inc. (g)(y)	1,614,183	16,093,404
SLM Corp. (g)	315,590	3,566,167
Synchrony Financial	116,840	4,511,192
Tenet Healthcare Corp. (g)	603,156	9,143,845
Under Armour, Inc., Class A (g)	191,810	2,767,818
Union Pacific Corp.	30,130	4,040,433
United Continental Holdings, Inc. (g)	58,060	3,913,244
UnitedHealth Group, Inc.	44,713	9,857,428
Valeant Pharmaceuticals International, Inc. (g)	77,785	1,616,372
Vantage Drilling Co. (g)	1,556,671	14,477
Williams Cos., Inc.	500,000	15,245,000

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Shares	Value
United States (continued)
Williams-Sonoma, Inc.		346,255	$17,901,384
Zions Bancorporation		77,760	3,952,541

			449,220,001

Total Common Stocks — 1.6% (Cost: $460,782,737)			507,153,750

		Par (000)
Corporate Bonds — 30.0%

Argentina — 0.4%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27 (b)	USD	5,000	5,406,150
Arcor SAIC, 6.00%, 07/06/23 (b)		4,967	5,271,229
Banco Hipotecario SA, (30 to 35 Days Argentina Deposit Rates Badlar Private Banks + 4.000%), 25.94%, 11/07/22 (a)(b)	ARS	360,060	19,863,713
Cablevision SA, 6.50%, 06/15/21 (b)	USD	5,000	5,310,950
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23 (b)		718	764,706
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23 (b)		16,195	18,090,625
Genneia SA, 8.75%, 01/20/22 (b)		10,000	10,989,900
Pampa Energia SA:
7.38%, 07/21/23 (b)		11,484	12,517,560
7.50%, 01/24/27 (b)		10,000	10,951,400
Stoneway Capital Corp., 10.00%, 03/01/27 (b)		20,000	21,265,800
Tarjeta Naranja SA, (30 to 35 Days Argentina Deposit Rates Badlar Private Banks + 3.500%), 26.56%, 04/11/22 (a)(b)		16,330	15,880,925

			126,312,958
Australia — 0.3%
Cromwell SPV Finance Property Ltd., 2.00%, 02/04/20 (j)	EUR	8,200	9,826,442
Macquarie Group Ltd.:
(3 mo. LIBOR US + 0.000%), 3.19%, 11/28/23 (k)	USD	22,500	22,343,400
(3 mo. LIBOR US + 0.000%), 3.76%, 11/28/28 (k)		17,000	16,897,150
Newcastle Coal Infrastructure Group Pty Ltd., 4.40%, 09/29/27		7,050	7,061,012
QBE Insurance Group Ltd., (10 yr. Swap Semi 30/360 US + 0.000%), 5.88%, 06/17/46 (k)		2,817	3,060,273
Santos Finance Ltd., 4.13%, 09/14/27		23,400	23,080,450

			82,268,727
Austria — 0.1%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, 8.13%, 10/30/23	EUR	11,500	18,918,262
Volksbank Wien AG, (5 yr. EURIBOR A (1100 Fft) + 2.550%), 2.75%, 10/06/27 (k)		10,800	12,872,272

			31,790,534
Belgium — 0.1%
Anheuser-Busch InBev Finance, Inc., 3.65%, 02/01/26	USD	10,760	11,104,078
Anheuser-Busch InBev SA/NV, 2.00%, 03/17/28	EUR	1,390	1,780,809
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24		5,069	6,416,168

			19,301,055

Security		Par (000)	Value
Bermuda — 0.0%
Fidelity International Ltd., 2.50%, 11/04/26	EUR	2,100	$2,652,774

Brazil — 0.1%
Gol Finance, Inc., 7.00%, 01/31/25 (b)	USD	10,000	9,830,100
Marfrig Holdings Europe BV, 8.00%, 06/08/23 (b)		3,707	3,864,547
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22 (b)(c)		2,223	952,473
Odebrecht Oil & Gas Finance Ltd., 0.00% (b)(c)(d)(l)		1,009	432,319
Rumo Luxembourg S.à r.l., 7.38%, 02/09/24 (b)		15,000	16,141,500

			31,220,939
British Virgin Islands — 0.0%
Guojing Capital BVI Ltd., 3.95%, 12/11/22		5,900	5,808,320

Canada — 0.4%
1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/25 (b)		6,950	7,002,125
Air Canada Pass-Through Trust, Series 2015-2, Class B, 5.00%, 12/15/23 (b)		13,132	13,774,419
Bombardier, Inc.:
8.75%, 12/01/21 (b)		4,860	5,333,850
6.00%, 10/15/22 (b)		1,950	1,915,875
Canbriam Energy, Inc., 9.75%, 11/15/19 (b)		29,906	30,429,355
Hammerhead Resources, Inc., 9.00%, 07/10/22 (c)		41,000	44,118,460
Kinross Gold Corp., 4.50%, 07/15/27 (b)		10,425	10,490,156
Suncor Energy, Inc., 4.00%, 11/15/47		2,315	2,369,260
TransCanada Trust, (3 mo. LIBOR US + 0.000%), 5.88%, 08/15/76 (k)		7,833	8,479,223

			123,912,723
Cayman Islands — 0.0%
Odebrecht Offshore Drilling Finance Ltd., 7.72% (7.72% Cash or 7.72% PIK), 12/01/26 (c)(m)		6,103	2,614,910
Pearl Holding III Ltd., 9.50%, 12/11/22		7,000	6,974,793
SPARC EM SPC Panama Metro Line 2 SP, 0.00%, 12/05/22 (b)(d)		2,764	2,535,970

			12,125,673
Chile — 0.1%
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47 (b)		10,865	11,000,813
Colbun SA, 3.95%, 10/11/27 (b)		7,135	7,117,163
Geopark Ltd., 6.50%, 09/21/24 (b)		10,000	10,257,100

			28,375,076
China — 1.6%
Alibaba Group Holding Ltd.:
3.40%, 12/06/27		18,440	18,435,349
4.00%, 12/06/37		2,025	2,095,576
4.20%, 12/06/47		8,555	8,907,348
Anton Oilfield Services Group, 9.75%, 12/05/20		9,700	9,772,750
Baosteel Hong Kong Investment Co. Ltd., 0.00%, 12/01/18 (d)(j)		5,000	5,368,750
Baoxin Auto Finance I Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 5.63% (k)(l)		16,280	16,057,501
CCTI 2017 Ltd., 3.63%, 08/08/22		18,215	17,928,332
CFLD Cayman Investment Ltd., 6.50%, 12/21/20		14,400	14,388,336
China Aoyuan Property Group Ltd., 5.38%, 09/13/22		1,608	1,541,114
China City Construction International Co. Ltd., 5.35%, 07/03/17 (g)(n)	CNH	2,990	319,540
China Evergrande Group:
7.50%, 06/28/23	USD	18,195	18,493,944

26	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
China (continued)
China Evergrande Group: (continued)
8.75%, 06/28/25	USD	12,137	$12,579,236
China Huiyuan Juice Group Ltd., 6.50%, 08/16/20		5,600	5,570,079
China Lodging Group Ltd., 0.38%, 11/01/22 (b)(j)		11,000	11,948,750
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		13,838	13,633,779
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/19		4,990	4,990,524
China Yangtze Power International BVI 1 Ltd., 0.00%, 11/09/21 (d)(j)		14,900	16,337,850
Chong Hing Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 3.88%, 07/26/27 (k)		7,245	7,191,822
Cosmos Boom Investment Ltd., 0.50%, 06/23/20 (j)		7,400	7,340,800
CRRC Corp Ltd., 0.00%, 02/05/21 (d)(j)		17,000	18,335,350
Ctrip.com International Ltd., 1.25%, 09/15/22 (j)		2,028	2,071,095
Fantasia Holdings Group Co. Ltd.:
7.38%, 10/04/21		5,426	5,381,420
7.95%, 07/05/22		11,878	11,907,731
Future Land Development Holdings Ltd., 5.00%, 02/16/20		4,475	4,431,091
Guorui Properties Ltd., 7.00%, 03/21/20		6,504	6,276,659
Haitian International Holdings Ltd., 2.00%, 02/13/19 (j)		10,750	12,053,437
Harvest International Co., 0.00%, 11/21/22 (d)(j)	HKD	137,000	17,373,014
Hilong Holding Ltd., 7.25%, 06/22/20	USD	1,387	1,373,188
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	9,300	10,972,871
Huzhou City Investment Development Group Co. Ltd., 4.88%, 12/20/20	USD	6,620	6,646,864
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		8,300	8,096,401
8.50%, 06/30/22		11,153	10,796,427
KWG Property Holding Ltd., 5.88%, 11/10/24		9,600	9,351,946
Logan Property Holdings Co. Ltd., 5.25%, 02/23/23		686	651,657
New Metro Global Ltd., 5.00%, 08/08/22		2,102	2,049,702
Oceanwide Holdings International 2017 Co. Ltd., 7.75%, 07/27/20		3,950	3,802,464
Overseas Chinese Town Asia Holdings Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 4.30% (k)(l)		16,540	16,458,342
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		11,147	10,506,047
Redco Properties Group Ltd., 7.00%, 11/14/18		2,965	2,987,237
Rock International Investment, Inc., 6.63%, 03/27/20		6,400	6,128,538
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		4,120	4,120,000
Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 08/09/22 (d)(j)		24,600	23,892,750
Shui On Development Holding Ltd., (5 yr. Swap Semi 30/360 US + 0.000%), 7.50% (j)(k)(l)		7,000	7,826,000
SMCP Group SAS, 5.88%, 05/01/23	EUR	310	400,969
Tianqi Finco Co. Ltd., 3.75%, 11/28/22	USD	4,461	4,396,150
Times Property Holdings Ltd., 6.60%, 03/02/23		13,200	13,085,094
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		7,068	6,759,673
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27		14,010	13,947,515
Weibo Corp., 1.25%, 11/15/22 (j)		9,569	10,507,958
Xinyuan Real Estate Co. Ltd., 8.13%, 08/30/19		1,850	1,840,750
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		7,915	7,827,270
Yunnan Energy Investment Overseas Finance Co. Ltd., 4.25%, 11/14/22		6,250	6,208,869

Security		Par (000)	Value
China (continued)
Yuzhou Properties Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 5.38% (k)(l)	USD	8,800	$8,408,444
Zhejiang Expressway Co. Ltd., 0.00%, 04/21/22 (d)(j)	EUR	18,800	22,032,660

			491,806,963
Colombia — 0.1%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20	USD	9,766	9,827,037
Credivalores-Crediservicios SAS, 9.75%, 07/27/22 (b)		10,000	10,375,000

			20,202,037
Cyprus — 0.1%
Volcan Holdings II PLC, 3.88%, 10/10/20 (j)	GBP	2,600	3,905,300
Volcan Holdings PLC, 4.13%, 04/11/20 (j)		7,300	11,778,007

			15,683,307
Czech Republic — 0.0%
CPI Property Group SA, 2.13%, 10/04/24	EUR	1,350	1,623,079
RESIDOMO SRO, 3.38%, 10/15/24		1,138	1,391,996

			3,015,075
Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29 (b)	USD	5,000	5,475,000

Finland — 0.0%
Stora Enso OYJ, 2.50%, 06/07/27	EUR	625	768,712

France — 0.4%
3AB Optique Developpement SAS, 4.00%, 10/01/23		711	858,580
Altarea SCA, 2.25%, 07/05/24		4,300	5,175,344
Autodis SA, 4.38%, 05/01/22 (e)		925	1,130,533
Banijay Group SAS, 4.00%, 07/01/22		442	553,285
BNP Paribas Cardif SA:
(3 mo. EURIBOR + 0.000%), 4.03% (k)(l)		1,600	2,166,656
1.00%, 11/29/24		9,400	11,079,264
BNP Paribas SA:
2.95%, 05/23/22 (b)	USD	5,045	5,055,976
4.63%, 03/13/27 (b)		31,185	33,267,587
Burger King France SAS:
(3 mo. EURIBOR + 5.250%), 5.25%, 05/01/23 (a)	EUR	2,762	3,379,858
6.00%, 05/01/24		1,093	1,413,462
Casino Guichard Perrachon SA:
5.98%, 05/26/21		900	1,254,832
4.56%, 01/25/23		1,200	1,623,656
4.50%, 03/07/24		1,400	1,874,292
3.58%, 02/07/25		1,100	1,387,495
CMA CGM SA:
7.75%, 01/15/21		610	761,366
6.50%, 07/15/22		838	1,054,237
5.25%, 01/15/25		2,646	3,150,983
Constantin Investissement 3 SASU, 5.38%, 04/15/25		830	1,004,849
Credit Agricole Assurances SA, (5 yr. Euro Swap + 4.350%), 4.50% (k)(l)		400	547,596
Credit Mutuel Arkea SA, (5 yr. EURIBOR A (1100 Fft) + 0.000%), 1.88%, 10/25/29 (k)		1,100	1,324,794
Europcar Groupe SA, 5.75%, 06/15/22		460	575,749
Faurecia, 3.63%, 06/15/23		640	807,257
Groupama SA, 6.00%, 01/23/27		2,200	3,325,974
Horizon Holdings I SAS, 7.25%, 08/01/23		1,226	1,557,434

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
France (continued)
Horizon Parent Holdings S.à r.l., 8.25% (8.25% Cash or 8.25% PIK), 02/15/22 (m)	EUR	1,025	$1,309,192
La Financiere Atalian SAS, 4.00%, 05/15/24		1,493	1,867,504
Loxam SAS:
3.50%, 04/15/22		235	293,947
3.50%, 05/03/23		1,000	1,245,285
4.25%, 04/15/24		807	1,031,698
6.00%, 04/15/25		700	913,037
Newco GB SAS, 8.00% (8.00% Cash or 8.00% PIK), 12/15/22 (m)		700	855,876
Paprec Holding SA, 5.25%, 04/01/22		976	1,211,744
Picard Groupe SAS, (3 mo. EURIBOR + 3.000%), 3.00%, 11/30/23 (a)		2,232	2,684,752
Rexel SA:
3.50%, 06/15/23		1,466	1,840,961
2.63%, 06/15/24		1,325	1,633,648
SFR Group SA:
5.38%, 05/15/22		3,220	3,974,774
6.00%, 05/15/22 (b)	USD	18,800	19,035,000
7.38%, 05/01/26 (b)		6,890	7,070,863
SPIE SA, 3.13%, 03/22/24	EUR	700	880,014
TDF Infrastructure SAS, 2.50%, 04/07/26		2,600	3,263,658
Vallourec SA, 6.63%, 10/15/22		1,082	1,348,678
Verallia Packaging SASU, 5.13%, 08/01/22		1,225	1,535,365

			136,327,055
Germany — 0.7%
ADLER Real Estate AG:
4.75%, 04/08/20		941	1,176,687
2.13%, 02/06/24		5,515	6,545,330
ATF Netherlands BV, 1.88%, 01/19/26		3,900	4,778,122
BMBG Bond Finance SCA, 3.00%, 06/15/21		525	643,590
Capital Stage Finance BV, (5 yr. Euro Swap + 0.000%), 5.25% (j)(k)(l)		2,400	3,030,812
CBR Fashion Finance BV, 5.13%, 10/01/22		334	381,934
CTC BondCo GmbH, 5.25%, 12/15/25		1,293	1,551,972
Deutsche Bank AG:
2.70%, 07/13/20	USD	21,285	21,180,755
4.50%, 05/19/26	EUR	2,200	3,033,922
(USD Swap Rate 11:00 am NY 1 + 0.000%), 4.88%, 12/01/32 (k)	USD	81,665	81,379,173
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	300	403,348
Deutsche Telekom International Finance BV, 3.60%, 01/19/27 (b)	USD	15,151	15,224,501
Hapag-Lloyd AG, 5.13%, 07/15/24	EUR	626	782,900
HP Pelzer Holding GmbH, 4.13%, 04/01/24		1,242	1,546,703
IHO Verwaltungs GmbH:
2.75% (2.75% Cash or 3.50% PIK), 09/15/21 (m)		1,215	1,494,696
3.25% (3.25% Cash or 4.00% PIK), 09/15/23 (m)		2,060	2,576,730
3.75% (3.75% Cash or 4.50% PIK), 09/15/26 (m)		2,650	3,401,783
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22 (m)		1,021	1,304,905
Nidda BondCo GmbH, 5.00%, 09/30/25		900	1,085,366
Nidda Healthcare Holding AG, 3.50%, 09/30/24		1,200	1,450,312
Platin 1426 GmbH, 5.38%, 06/15/23		8,424	10,082,237
ProGroup AG:
5.13%, 05/01/22		573	712,675
(3 mo. EURIBOR + 2.500%), 2.50%, 03/31/24 (a)		527	634,001
Raffinerie Heide GmbH, 6.38%, 12/01/22		1,775	2,201,286
RAG-Stiftung, 0.00%, 12/31/18 (d)(j)		2,200	2,717,638
Senvion Holding GmbH, 3.88%, 10/25/22		1,389	1,583,257
thyssenkrupp AG:
2.75%, 03/08/21		500	637,718
1.38%, 03/03/22		2,525	3,073,542
TLG Immobilien AG, 1.38%, 11/27/24		2,800	3,346,370

Security		Par (000)	Value
Germany (continued)
Unitymedia GmbH, 3.75%, 01/15/27	EUR	5,240	$6,405,709
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
4.00%, 01/15/25		3,534	4,475,167
5.00%, 01/15/25 (b)	USD	7,530	7,718,250
4.63%, 02/15/26	EUR	1,200	1,547,629
3.50%, 01/15/27		4,655	5,764,126
6.25%, 01/15/29		2,526	3,400,510
Volkswagen Leasing GmbH, 1.13%, 04/04/24		2,060	2,487,730
ZF North America Capital, Inc.:
4.50%, 04/29/22 (b)	USD	19,184	20,143,200
2.75%, 04/27/23	EUR	4,500	5,891,726

			235,796,312
Ghana — 0.0%
Tullow Oil PLC, 6.00%, 11/01/20 (b)	USD	1,820	1,836,016

Greece — 0.1%
National Bank of Greece SA, 2.75%, 10/19/20	EUR	8,543	10,341,956
OTE PLC, 3.50%, 07/09/20		3,311	4,177,484
Titan Global Finance PLC:
3.50%, 06/17/21		350	443,771
2.38%, 11/16/24		1,065	1,277,134

			16,240,345
Guatemala — 0.0%
Central American Bottling Corp., 5.75%, 01/31/27 (b)	USD	2,500	2,628,875
Energuate Trust, 5.88%, 05/03/27 (b)		5,000	5,168,250

			7,797,125
Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23 (b)		2,331	2,454,374

Honduras — 0.0%
Inversiones Atlantida SA, 8.25%, 07/28/22 (b)		4,402	4,550,567

Hong Kong — 0.3%
Asia View Ltd., 1.50%, 08/08/19 (j)		12,500	13,715,625
Bagan Capital Ltd., 0.00%, 09/23/21 (d)(j)		14,650	15,257,975
China Nickel Resources Holdings Co. Ltd., 12.00%, 12/12/18 (c)(g)(n)	HKD	8,000	102,395
China Overseas Finance Investment Cayman V Ltd., 0.00%, 01/05/23 (d)(j)	USD	14,200	14,927,750
Dah Sing Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 4.25%, 11/30/26 (k)		3,380	3,418,890
Haitong International Securities Group Ltd., 0.00%, 10/25/21 (d)(j)	HKD	130,000	16,784,848
IT Ltd., 6.25%, 05/15/18	CNH	25,100	3,855,532
Jiayuan International Group Ltd., 8.25%, 11/14/18	USD	3,590	3,593,576
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		4,805	4,865,063
REXLot Holdings Ltd.:
6.00%, 02/28/17 (g)(j)(n)	HKD	1,103	98,807
4.50%, 04/17/19 (g)(j)(n)		15,091	1,545,251
Wing Lung Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.750%), 3.75%, 11/22/27 (k)	USD	14,745	14,596,075

			92,761,787
India — 0.2%
AE-Rotor Holding BV, 4.97%, 03/28/18		293	292,751
Asian Development Bank, 5.90%, 12/20/22	INR	598,750	9,244,544
Food Corp. of India, 9.95%, 03/07/22		1,500,000	25,412,918
Glenmark Pharmaceuticals Ltd., 2.00%, 06/28/22 (j)	USD	5,250	5,801,250
Housing Development Finance Corp. Ltd., 7.00%, 01/09/20	INR	350,000	5,466,816

28	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
India (continued)
Lodha Developers International Ltd., 12.00%, 03/13/20	USD	2,170	$2,312,695
Suzlon Energy Ltd., 5.75%, 07/16/19 (f)(j)		5,000	5,125,000
Vedanta Resources PLC, 7.13%, 05/31/23		7,575	8,152,973
Videocon Industries Ltd., 2.80%, 12/31/20 (j)		735	293,992

			62,102,939
Indonesia — 0.2%
ABM Investama Tbk PT, 7.13%, 08/01/22		2,715	2,796,727
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		6,250	6,703,381
Bumi Resources Tbk PT, 0.00%, 12/11/22		493	162,682
Eterna Capital Pte Ltd., 6.00% (6.00% Cash or 6.00% PIK), 12/11/22 (m)		1,325	1,387,765
Innovate Capital Pte Ltd., 6.00% (6.00% Cash or 6.00% PIK), 12/11/24 (c)(m)		4,414	2,979,650
Jababeka International BV, 6.50%, 10/05/23 (b)		2,916	3,007,994
Jasa Marga Persero Tbk PT, 7.50%, 12/11/20	IDR	87,560,000	6,504,074
Medco Straits Services Pte Ltd., 8.50%, 08/17/22	USD	10,500	11,137,067
Minejesa Capital BV:
4.63%, 08/10/30		13,875	14,189,685
5.63%, 08/10/37		1,695	1,807,241
Modernland Overseas Pte Ltd., 6.95%, 04/13/24		5,500	5,613,525

			56,289,791
Ireland — 0.3%
Allied Irish Banks PLC, (5 yr. Euro Swap + 3.950%), 4.13%, 11/26/25 (k)	EUR	2,389	3,116,862
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 06/30/21 (b)	USD	3,850	3,951,063
4.25%, 09/15/22 (b)		7,408	7,537,640
4.13%, 05/15/23	EUR	1,768	2,246,147
4.63%, 05/15/23 (b)	USD	24,674	25,174,882
2.75%, 03/15/24	EUR	2,775	3,420,638
6.75%, 05/15/24		1,459	1,925,073
4.75%, 07/15/27	GBP	1,301	1,767,080
Bank of Ireland, (5 yr. Euro Swap + 3.550%), 4.25%, 06/11/24 (k)	EUR	1,915	2,421,208
Bank of Ireland Group PLC:
(5yr Note Generic Bid Yield, UK Govt Bonds + 2.700%), 3.13%, 09/19/27 (k)	GBP	9,950	13,415,585
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.500%), 4.13%, 09/19/27 (k)	USD	14,300	14,249,893
CRH America Finance, Inc., 3.40%, 05/09/27 (b)		5,085	5,083,845
eircom Finance DAC, 4.50%, 05/31/22	EUR	1,537	1,907,974
Europcar Groupe SA, 4.13%, 11/15/24		1,826	2,190,920

			88,408,810
Israel — 0.1%
Teva Pharmaceutical Finance Netherlands II BV:
1.25%, 03/31/23		2,300	2,512,286
1.63%, 10/15/28		2,312	2,292,690
Teva Pharmaceutical Finance Netherlands III BV:
1.70%, 07/19/19	USD	9,048	8,791,003
3.15%, 10/01/26 (o)		3,505	2,893,891

			16,489,870
Italy — 1.0%
Assicurazioni Generali SpA:
4.13%, 05/04/26	EUR	1,600	2,231,194
(3 mo. EURIBOR + 7.113%), 7.75%, 12/12/42 (k)		5,200	8,040,771

Security		Par (000)	Value
Italy (continued)
Assicurazioni Generali SpA: (continued) (3 mo. EURIBOR + 5.350%), 5.50%, 10/27/47 (k)	EUR	2,038	$2,931,933
Banca IFIS SpA, (5 yr. Euro Swap + 0.000%), 4.50%, 10/17/27 (k)		4,300	5,217,929
Banco BPM SpA:
4.25%, 01/30/19		600	746,472
2.75%, 07/27/20		2,300	2,872,969
Buzzi Unicem SpA, 2.13%, 04/28/23		2,059	2,598,739
Enel Finance International NV:
2.75%, 04/06/23 (b)	USD	14,910	14,691,649
3.63%, 05/25/27 (b)		34,430	34,208,054
3.50%, 04/06/28 (b)		23,305	22,795,269
Intesa Sanpaolo SpA:
5.15%, 07/16/20	EUR	1,750	2,330,340
3.13%, 07/14/22 (b)	USD	18,180	18,048,902
6.63%, 09/13/23	EUR	610	918,116
5.02%, 06/26/24 (b)	USD	26,968	27,613,151
5.71%, 01/15/26 (b)		22,090	23,271,442
Leonardo SpA, 1.50%, 06/07/24	EUR	2,267	2,722,696
Meccanica Holdings USA, Inc.:
7.38%, 07/15/39 (b)	USD	676	851,760
6.25%, 01/15/40 (b)		478	555,707
Mercury Bondco PLC:
7.13% (7.13% Cash or 7.88% PIK), 05/30/21 (m)	EUR	2,800	3,467,076
8.25% (8.25% Cash or 9.00% PIK), 05/30/21 (m)		2,327	2,896,406
Schumann SpA, 7.00%, 07/31/23		3,310	4,060,942
Snai SpA, 6.38%, 11/07/21		550	707,906
Snaitech SpA, (3 mo. EURIBOR + 6.000%), 6.00%, 11/07/21 (a)		410	499,070
Telecom Italia Capital SA, 6.38%, 11/15/33	USD	3,455	4,016,437
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	2,519	4,641,278
Telecom Italia SpA:
1.13%, 03/26/22 (j)		12,000	14,390,094
3.25%, 01/16/23		1,894	2,494,333
5.88%, 05/19/23	GBP	800	1,261,372
3.63%, 01/19/24	EUR	709	948,419
5.30%, 05/30/24 (b)	USD	3,782	4,037,285
2.38%, 10/12/27	EUR	16,005	19,173,661
UniCredit SpA:
6.95%, 10/31/22		3,329	4,911,138
(5 yr. Euro Swap + 0.000%), 5.75%, 10/28/25 (k)		5,106	6,810,369
(5 yr. Euro Swap + 4.316%), 4.38%, 01/03/27 (k)		10,225	13,293,862
(USD Swap Rate 11:00 am NY 1 + 0.000%), 5.86%, 06/19/32 (b)(k)	USD	48,500	51,679,563

			311,936,304
Jamaica — 0.0%
Digicel Group Ltd., 7.13%, 04/01/22 (b)		1,875	1,736,269

Japan — 1.0%
ANA Holdings, Inc.:
0.00%, 09/16/22 (d)(j)	JPY	70,000	667,073
0.00%, 09/19/24 (d)(j)		540,000	5,199,911
Chugoku Electric Power Co., Inc.:
0.00%, 03/25/20 (d)(j)		130,000	1,141,069
0.00%, 01/25/22 (d)(j)		570,000	5,197,914
Daio Paper Corp., 0.00%, 09/17/20 (d)(j)		1,840,000	17,595,740
Ezaki Glico Co. Ltd., 0.00%, 01/30/24 (d)(j)		120,000	1,119,592
HIS Co. Ltd.:
0.00%, 08/30/19 (d)(j)		1,090,000	10,326,825

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Japan (continued)
HIS Co. Ltd.: (continued)
0.00%, 11/15/24 (d)(j)	JPY	530,000	$5,115,376
Hosiden Corp., 0.00%, 09/20/24 (d)(j)		290,000	2,824,717
Iida Group Holdings Co. Ltd., 0.00%, 06/18/20 (d)(j)		940,000	8,749,279
Iwatani Corp., 0.00%, 10/22/20 (d)(j)		1,230,000	11,707,788
Kandenko Co. Ltd., 0.00%, 03/31/21 (d)(j)		280,000	2,882,627
Kansai Paint Co. Ltd.:
0.00%, 06/17/19 (d)(j)		880,000	8,971,822
0.00%, 06/17/22 (d)(j)		750,000	7,363,546
Kyushu Electric Power Co., Inc., 0.00%, 03/31/22 (d)(j)		250,000	2,263,146
LIXIL Group Corp.:
0.00%, 03/04/20 (d)(j)		840,000	7,697,360
0.00%, 03/04/22 (d)(j)		370,000	3,495,585
Mitsubishi Chemical Holdings Corp.:
0.00%, 03/30/22 (d)(j)		1,560,000	15,503,084
0.00%, 03/29/24 (d)(j)		420,000	4,286,665
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22	USD	10,257	10,322,160
2.67%, 07/25/22		31,550	31,252,029
Mitsui OSK Lines Ltd., 0.00%, 04/24/20 (d)(j)		4,100	3,971,875
Mizuho Financial Group, Inc., 2.95%, 02/28/22		29,352	29,380,722
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24 (d)(j)	JPY	1,370,000	13,414,267
Resorttrust, Inc., 0.00%, 12/01/21 (d)(j)		1,190,000	11,247,837
SBI Holdings, Inc., 0.00%, 09/14/22 (d)(j)		1,420,000	17,801,198
Shimizu Corp., 0.00%, 10/16/20 (d)(j)		500,000	4,828,045
Shizuoka Bank Ltd., 0.00%, 04/25/18 (d)(j)	USD	9,400	9,294,250
SoftBank Group Corp.: (USD Swap Rate 11:00 am NY 1 + 4.854%), 6.88% (k)(l)		2,300	2,326,450
4.75%, 09/19/24		2,340	2,317,157
4.75%, 07/30/25	EUR	1,422	1,872,637
5.25%, 07/30/27		2,340	3,147,506
Sumitomo Forestry Co. Ltd., 0.00%, 08/24/18 (d)(j)	JPY	350,000	3,434,768
Takashimaya Co. Ltd., 0.00%, 12/11/18 (d)(j)		520,000	4,678,500
Tohoku Electric Power Co., Inc.:
0.00%, 12/03/18 (d)(j)		170,000	1,491,791
0.00%, 12/03/20 (d)(j)		1,070,000	9,474,972
Toray Industries, Inc., 0.00%, 08/30/19 (d)(j)		550,000	5,942,978
Transcosmos, Inc., 0.00%, 12/22/20 (d)(j)		420,000	3,788,107
Universal Entertainment Corp., 8.50% (6.00% Cash and 2.50% PIK), 08/24/20 (b)(m)	USD	23,754	24,585,325
Wessex Ltd., 0.00%, 06/24/19 (c)(d)	JPY	450,000	141,779
Yamaguchi Financial Group, Inc., (3 mo. LIBOR US - 0.500%), 1.17%, 03/26/20 (a)(j)	USD	10,200	10,641,150

			327,464,622
Jersey — 0.0%
LHC3 PLC, 4.13% (4.13% Cash or 4.88% PIK), 08/15/24 (m)	EUR	5,630	6,898,146

Luxembourg — 0.4%
Altice Financing SA:
6.63%, 02/15/23 (b)	USD	4,664	4,883,674
7.50%, 05/15/26 (b)		7,380	7,859,700
Altice Finco SA:
8.13%, 01/15/24 (b)		1,000	1,045,000
4.75%, 01/15/28	EUR	2,100	2,399,993
Altice Luxembourg SA, 6.25%, 02/15/25		3,485	4,097,835
ArcelorMittal:
3.00%, 04/09/21		500	646,820
3.13%, 01/14/22		100	130,974
ARD Finance SA, 6.63% (6.63% Cash or 7.38% PIK), 09/15/23 (m)		700	895,745
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	675	937,045

Security		Par (000)	Value
Luxembourg (continued)
DEA Finance SA, 7.50%, 10/15/22	EUR	1,204	$1,605,733
Dragon Aviation Finance Luxembourg SA, 4.00%, 11/28/22	USD	12,958	12,927,985
Eurofins Scientific SE, 2.13%, 07/25/24	EUR	1,575	1,928,661
European Financial Stability Facility:
0.88%, 07/26/27		45,880	56,243,681
1.80%, 07/10/48		8,671	10,994,725
INEOS Finance PLC, 4.00%, 05/01/23		2,031	2,500,856
INEOS Group Holdings SA, 5.38%, 08/01/24		1,900	2,431,420
Kleopatra Holdings 1 SCA, 8.50% (8.50% Cash or 8.50% PIK), 06/30/23 (m)		1,677	2,041,862
Matterhorn Telecom SA:
3.88%, 05/01/22		1,800	2,194,603
(3 mo. EURIBOR + 3.250%), 3.25%, 02/01/23 (a)		370	444,412
4.00%, 11/15/27		2,760	3,212,229
Swissport Financing S.&#x00e0(continued)
6.75%, 12/15/21		1,243	1,550,426
9.75%, 12/15/22		3,500	4,363,384
Telenet Finance V Luxembourg SCA, 6.75%, 08/15/24		2,605	3,327,107
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		1,400	1,822,743
Unilabs Subholding AB, 5.75%, 05/15/25		1,481	1,789,036
WFS Global Holding SAS, 9.50%, 07/15/22		2,153	2,753,378

			135,029,027
Malaysia — 0.1%
1MDB Energy Ltd., 5.99%, 05/11/22	USD	11,400	12,322,420
Cahaya Capital Ltd., 0.00%, 09/18/21 (d)(j)		5,000	4,993,750
Gohl Capital Ltd., 4.25%, 01/24/27		17,256	17,696,494

			35,012,664
Mexico — 0.2%
Axtel SAB de CV, 6.38%, 11/14/24 (b)		9,790	10,083,700
Cydsa SAB de CV, 6.25%, 10/04/27 (b)		10,000	10,087,500
Docuformas SAPI de CV, 9.25%, 10/11/22 (b)		5,000	4,937,500
Grupo KUO SAB de CV, 5.75%, 07/07/27 (b)		8,614	8,919,883
Mexichem SAB de CV, 5.50%, 01/15/48 (b)		7,585	7,385,894
Trust F/1401, 6.95%, 01/30/44		5,000	5,437,500

			46,851,977
Mongolia — 0.0%
Energy Resources LLC, 8.00%, 09/30/22 (e)		3,281	3,355,188

Netherlands — 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
3.50%, 05/26/22		6,791	6,891,914
3.65%, 07/21/27		17,015	16,839,129
Constellium NV, 4.25%, 02/15/26	EUR	1,027	1,232,365
Delta Lloyd NV, (3 mo. EURIBOR + 0.000%), 4.38% (k)(l)		1,650	2,209,199
Heineken NV, 1.50%, 10/03/29		3,125	3,755,853
ING Bank NV, 5.80%, 09/25/23 (b)	USD	20,068	22,521,023
ING Groep NV:
3.95%, 03/29/27		13,416	13,986,519
(5 yr. Euro Swap + 0.000%), 1.63%, 09/26/29 (k)	EUR	1,700	2,044,234
Lincoln Finance Ltd., 6.88%, 04/15/21		1,425	1,794,586
Maxeda DIY Holding BV, 6.13%, 07/15/22		1,133	1,367,283
NXP BV/NXP Funding LLC:
4.13%, 06/01/21 (b)	USD	44,747	45,641,940
3.88%, 09/01/22 (b)		7,185	7,265,831
United Group BV:
4.38%, 07/01/22	EUR	971	1,209,692
(3 mo. EURIBOR + 4.380%), 4.38%, 07/01/23 (a)		1,581	1,908,642

30	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Netherlands (continued)
United Group BV: (continued)
4.88%, 07/01/24	EUR	1,334	$1,662,698
UPCB Finance IV Ltd., 4.00%, 01/15/27		2,610	3,316,207
Wereldhave NV, 1.00%, 05/22/19 (j)		1,200	1,454,214
Ziggo Bond Co. BV, 7.13%, 05/15/24		810	1,067,178
Ziggo Bond Finance BV, 4.63%, 01/15/25		1,073	1,325,852
Ziggo Secured Finance BV:
4.25%, 01/15/27		2,910	3,623,886
5.50%, 01/15/27 (b)	USD	29,094	28,875,795

			169,994,040
Norway — 0.0%
Silk Bidco AS, 7.50%, 02/01/22	EUR	1,850	2,297,051

Panama — 0.0%
AES Panama SRL, 6.00%, 06/25/22 (b)	USD	3,750	3,932,813

Peru — 0.1%
Inkia Energy Ltd., 5.88%, 11/09/27 (b)		8,721	8,771,233
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27 (b)		10,000	9,840,000
VM Holding SA, 5.38%, 05/04/27 (b)		10,000	10,600,000

			29,211,233
Philippines — 0.1%
AYC Finance Ltd., 0.50%, 05/02/19 (j)		6,800	7,548,000
Union Bank of the Philippines, 3.37%, 11/29/22		13,345	13,335,031
VLL International, Inc., 5.75%, 11/28/24		4,445	4,513,502

			25,396,533
Portugal — 0.1%
Banco Espirito Santo SA:
2.63%, 05/08/17 (g)(n)	EUR	6,100	2,195,719
4.75%, 01/15/18 (g)(n)		15,500	5,439,804
4.00%, 01/21/19 (g)(n)		19,000	6,839,125

			14,474,648
Singapore — 0.0%
Eterna Capital Pte Ltd., 8.00% (8.00% Cash or 8.00% PIK), 12/11/22 (c)(m)	USD	3,144	3,034,324
Suntec Real Estate Investment Trust, 1.75%, 11/30/24 (j)	SGD	14,250	10,842,338

			13,876,662
South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	440	550,787

South Korea — 0.3%
GS Engineering & Construction Corp., 4.50%, 07/21/21 (j)	USD	8,200	8,938,000
Hyundai Capital Services, Inc., 3.00%, 08/29/22		12,400	12,144,560
Hyundai Heavy Industries Co. Ltd., 0.00%, 06/29/20 (d)(j)		2,400	2,361,000
Kakao Corp., 0.00%, 05/11/21 (d)(j)	KRW	11,600,000	12,366,074
Korea Housing Finance Corp., 3.00%, 10/31/22		25,500	25,290,135
Woori Bank, 4.75%, 04/30/24	USD	18,700	19,588,942

			80,688,711
Spain — 0.3%
Banco de Sabadell SA, 5.63%, 05/06/26	EUR	8,600	12,073,267
Bankia SA:
(5 yr. Euro Swap + 0.000%), 4.00%, 05/22/24 (k)		5,900	7,362,498
(5 yr. Euro Swap + 0.000%), 3.38%, 03/15/27 (k)		17,500	22,032,354
CaixaBank SA:
(5 yr. Euro Swap + 3.350%), 3.50%, 02/15/27 (k)		15,800	20,075,122
(5 yr. Euro Swap + 0.000%), 2.75%, 07/14/28 (k)		7,600	9,279,470
Cellnex Telecom SA, 2.38%, 01/16/24		3,200	3,876,368

Security		Par (000)	Value
Spain (continued)
Cirsa Funding Luxembourg SA:
5.75%, 05/15/21	EUR	400	$500,840
5.88%, 05/15/23		2,170	2,711,250
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21		4,029	5,096,387
7.63%, 11/01/21 (b)	USD	300	304,560
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23	EUR	550	689,882
Grifols SA, 3.20%, 05/01/25		800	974,304
Grupo-Antolin Irausa SA, 3.25%, 04/30/24		1,237	1,543,430
Inmobiliaria Colonial Socimi SA:
1.63%, 11/28/25		1,400	1,662,456
2.50%, 11/28/29		1,800	2,136,571
Masaria Investments SAU, 5.00%, 09/15/24		2,793	3,367,927
Merlin Properties Socimi SA, 2.38%, 09/18/29		3,000	3,607,361
NH Hotel Group SA, 3.75%, 10/01/23		1,078	1,363,927

			98,657,974
Sweden — 0.0%
Intrum Justitia AB:
(3 mo. EURIBOR + 2.625%), 2.63%, 07/15/22 (a)		673	812,776
2.75%, 07/15/22		1,820	2,194,595
3.13%, 07/15/24		500	601,352
Ovako AB, 5.00%, 10/05/22		4,100	5,002,262
Telefonaktiebolaget LM Ericsson, 1.88%, 03/01/24		1,160	1,355,902
Verisure Holding AB, 6.00%, 11/01/22		396	504,241
Verisure Midholding AB, 5.75%, 12/01/23		1,090	1,316,778

			11,787,906
Switzerland — 0.3%
Credit Suisse Group AG:
3.57%, 01/09/23 (b)	USD	29,000	29,484,621
(3 mo. LIBOR US + 1.200%), 3.00%, 12/14/23 (b)(k)		12,932	12,780,116
4.28%, 01/09/28 (b)		9,690	10,102,792
EFG International Guernsey Ltd., (5 yr. Swap Semi 30/360 US + 2.978%), 5.00%, 04/05/27 (k)		6,300	6,441,744
Glencore Finance Europe Ltd., 1.88%, 09/13/23	EUR	1,700	2,114,446
LafargeHolcim Finance U.S. LLC:
3.50%, 09/22/26 (b)	USD	3,213	3,167,894
4.75%, 09/22/46 (b)		5,935	6,287,692
UBS Group Funding Switzerland AG, 4.25%, 03/23/28(b)		29,949	31,556,917

			101,936,222
Taiwan — 0.1%
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22 (d)(j)		6,400	6,384,000
Neo Solar Power Corp., 0.00%, 10/27/19 (d)(j)		6,700	6,691,625
TPK Holding Co. Ltd., 0.00%, 04/08/20 (d)(j)		21,000	21,577,500
Zhen Ding Technology Holding Ltd., 0.00%, 06/26/19 (d)(j)		5,800	5,850,750

			40,503,875
Thailand — 0.1%
Bangkok Dusit Medical Services PCL, 0.00%, 09/18/19 (d)(j)	THB	256,000	8,365,756
CP Foods Holdings Ltd., 0.50%, 09/22/21 (j)	USD	12,200	13,481,000
PTTEP Treasury Center Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.724%), 4.60% (k)(l)		9,400	9,533,170
Singha Estate PCL, 2.00%, 07/20/22 (j)		9,700	9,639,375

			41,019,301
Turkey — 0.0%
Coca-Cola Icecek AS, 4.22%, 09/19/24 (b)		6,787	6,889,830

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Turkey (continued)
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27 (b)	USD	7,353	$7,150,960

			14,040,790
United Arab Emirates — 0.0%
Emirates Reit Sukuk Ltd., 5.13%, 12/12/22		6,900	6,889,719

United Kingdom — 2.2%
AA Bond Co. Ltd., 2.75%, 07/31/23	GBP	8,533	11,412,209
Anglo American Capital PLC:
4.88%, 05/14/25 (b)	USD	6,152	6,519,064
4.00%, 09/11/27 (b)		23,230	23,074,805
Arrow Global Finance PLC:
5.13%, 09/15/24	GBP	525	715,738
(3 mo. EURIBOR + 2.875%), 2.88%, 04/01/25 (a)	EUR	847	1,006,046
AstraZeneca PLC, 2.38%, 06/12/22	USD	22,235	21,971,313
Barclays PLC:
5.20%, 05/12/26		35,090	37,418,643
(5 yr. Euro Swap + 1.900%), 2.00%, 02/07/28 (k)	EUR	15,766	18,834,150
4.84%, 05/09/28	USD	23,970	24,948,915
BAT Capital Corp.:
3.56%, 08/15/27 (b)		18,960	18,984,592
4.39%, 08/15/37 (b)		34,085	35,792,752
BAT International Finance PLC, 2.25%, 01/16/30	EUR	10,000	12,400,809
British Telecommunications PLC, 1.00%, 11/21/24		850	1,011,980
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	500	688,210
7.50%, 10/01/23		1,986	2,804,736
Channel Link Enterprises Finance PLC:
(6 mo. EURIBOR + 5.550%), 1.76%, 06/30/50 (k)	EUR	6,525	7,958,897
(6 mo. EURIBOR + 5.900%), 2.71%, 06/30/50 (k)		4,400	5,462,670
(6 mo. LIBOR GBP + 5.780%), 3.04%, 06/30/50 (k)	GBP	3,075	4,191,131
CNH Industrial Finance Europe SA:
1.38%, 05/23/22	EUR	1,349	1,662,327
1.75%, 09/12/25		3,190	3,931,236
Cognita Financing PLC, 7.75%, 08/15/21	GBP	684	955,361
Corral Petroleum Holdings AB, 11.75% (11.75% Cash or 11.75% PIK), 05/15/21 (m)	EUR	1,550	2,062,848
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	9,116	12,530,541
4.88%, 08/28/25		1,703	2,336,685
Drax Finco PLC, 4.25%, 05/01/22		645	880,149
DS Smith PLC, 1.38%, 07/26/24	EUR	5,625	6,772,556
EC Finance PLC, 2.38%, 11/15/22		972	1,192,993
EI Group PLC:
6.38%, 02/15/22	GBP	1,550	2,240,041
6.00%, 10/06/23		6,106	8,968,628
Fiat Chrysler Automobiles NV, 3.75%, 03/29/24	EUR	900	1,180,343
Fiat Chrysler Finance Europe, 4.75%, 07/15/22		312	422,581
G4S International Finance PLC, 1.50%, 06/02/24		3,300	4,000,482
Greene King Finance PLC:
Series A5, (3 mo. LIBOR GBP + 2.500%), 3.02%, 12/15/33 (a)	GBP	26,401	35,041,901
Series A6, 4.06%, 03/15/35		4,681	6,999,698
Heathrow Finance PLC, 3.88%, 03/01/27		863	1,156,555
HSBC Holdings PLC:
4.38%, 11/23/26	USD	15,350	16,025,678
(3 mo. LIBOR US + 0.000%), 4.04%, 03/13/28 (k)		5,230	5,450,391
Jaguar Land Rover Automotive PLC, 2.20%, 01/15/24	EUR	800	978,230

Security		Par (000)	Value
United Kingdom (continued)
Jerrold Finco PLC:
6.25%, 09/15/21	GBP	3,169	$4,423,019
6.13%, 01/15/24		3,500	4,819,028
KIRS Midco 3 PLC, 8.38%, 07/15/23		5,300	7,258,965
Ladbrokes Group Finance PLC, 5.13%, 09/08/23		3,490	5,110,178
Lloyds Banking Group PLC:
(3 mo. LIBOR US + 0.810%), 2.91%, 11/07/23 (k)	USD	21,830	21,642,929
(3 mo. LIBOR US + 1.205%), 3.57%, 11/07/28 (k)		25,210	24,972,856
Pizzaexpress Financing 2 PLC, 6.63%, 08/01/21	GBP	1,900	2,462,668
Rentokil Initial PLC, 0.95%, 11/22/24	EUR	1,750	2,071,700
Reynolds American, Inc., 4.45%, 06/12/25	USD	40,150	42,809,757
Royal Bank of Scotland Group PLC, (3 mo. LIBOR US + 0.000%), 3.50%, 05/15/23 (k)		17,880	17,918,983
Santander UK Group Holdings PLC, (3 mo. LIBOR US + 1.400%), 3.82%, 11/03/28 (k)		21,955	22,005,925
SELP Finance S.à r.l., 1.50%, 11/20/25	EUR	1,175	1,404,142
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	6,930	8,746,726
Sky PLC:
2.25%, 11/17/25	EUR	4,000	5,213,813
2.50%, 09/15/26		160	211,027
Spirit Issuer PLC, Series A2, (3 mo. LIBOR GBP + 2.700%), 3.22%, 12/28/31 (a)	GBP	14,430	18,802,074
Stonegate Pub Co. Financing PLC:
4.88%, 03/15/22		1,075	1,446,002
(3 mo. LIBOR GBP + 4.375%), 4.89%, 03/15/22 (a)		4,100	5,530,399
Synlab Bondco PLC, 6.25%, 07/01/22	EUR	1,298	1,638,898
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23		403	523,865
Tesco Property Finance 1 PLC, 7.62%, 07/13/39	GBP	3,292	6,095,533
Tesco Property Finance 3 PLC, 5.74%, 04/13/40		6,939	11,096,618
Tesco Property Finance 4 PLC, 5.80%, 10/13/40		3,268	5,268,598
Thomas Cook Finance 2 PLC, 3.88%, 07/15/23	EUR	578	705,440
Trafford Centre Finance Ltd., (3 mo. LIBOR GBP + 0.825%), 1.26%, 07/28/35 (a)	GBP	3,400	4,069,308
Tullow Oil Jersey Ltd., 6.63%, 07/12/21 (j)	USD	4,200	5,187,000
TVL Finance PLC, (3 mo. LIBOR GBP + 4.875%), 5.40%, 05/15/23 (a)	GBP	384	518,363
Unique Pub Finance Co. PLC:
Series A4, 4.90%, 06/30/27		14,504	22,120,799
Series M, 7.40%, 03/28/24		14,699	22,534,938
Series N, 6.46%, 03/30/32		28,058	37,398,249
Virgin Media Finance PLC, 7.00%, 04/15/23		500	707,410
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24		6,390	8,684,380
Virgin Media Secured Finance PLC:
5.13%, 01/15/25		500	702,189
5.50%, 01/15/25		1,656	2,319,124
4.88%, 01/15/27		1,551	2,129,401
6.25%, 03/28/29		5,390	7,790,487
Viridian Group Finance Co. PLC/Viridian Power & Energy Ltd., 4.00%, 09/15/25	EUR	1,170	1,393,337
Vodafone Group PLC, 0.00%, 11/26/20 (d)(j)	GBP	3,600	4,818,000
Vue International Bidco PLC, 7.88%, 07/15/20		2,104	2,895,393
William Hill PLC, 4.88%, 09/07/23		365	520,401

			695,953,806
United States — 17.6%
21st Century Fox America, Inc., 4.95%, 10/15/45	USD	8,470	9,968,713
Abbott Laboratories, 3.75%, 11/30/26		20,035	20,573,263

32	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
AbbVie, Inc., 4.50%, 05/14/35	USD	21,840	$23,987,783
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	3,421	4,379,934
Aetna, Inc., 3.88%, 08/15/47	USD	13,235	13,043,331
AHS Hospital Corp., 5.02%, 07/01/45		3,780	4,574,643
Air Lease Corp.:
2.63%, 07/01/22		3,990	3,936,192
3.63%, 04/01/27		3,730	3,727,045
Allergan Funding SCS:
3.80%, 03/15/25		46,257	47,091,788
2.13%, 06/01/29	EUR	3,200	3,849,372
Allstate Corp., 4.20%, 12/15/46	USD	19,363	21,126,579
Altice U.S. Finance I Corp., 5.38%, 07/15/23 (b)		15,650	16,002,125
Amazon.com, Inc.:
4.95%, 12/05/44		70,674	85,908,798
4.05%, 08/22/47 (b)		52,720	56,817,228
American Airlines Group, Inc., 4.63%, 03/01/20 (b)		10,610	10,782,413
American International Group, Inc., 4.50%, 07/16/44		7,619	8,206,438
American Tower Corp.:
5.00%, 02/15/24		15,280	16,737,210
3.55%, 07/15/27		23,680	23,506,911
Amgen, Inc., 4.40%, 05/01/45		26,119	28,418,479
Analog Devices, Inc., 3.50%, 12/05/26		18,641	18,864,273
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
6.25%, 10/15/22		12,574	13,340,637
4.25%, 12/01/27		11,310	11,407,070
5.20%, 12/01/47		16,720	17,438,222
Antero Resources Corp., 5.38%, 11/01/21		1,380	1,414,500
Aon PLC, 4.75%, 05/15/45		13,360	14,854,896
Apple Inc.:
3.35%, 02/09/27		48,706	49,893,141
3.20%, 05/11/27		10,580	10,714,368
3.85%, 08/04/46		17,579	18,320,289
4.25%, 02/09/47		1,637	1,819,083
3.75%, 11/13/47		18,890	19,428,407
Applied Materials, Inc., 4.35%, 04/01/47		9,159	10,274,457
Aptiv PLC:
4.25%, 01/15/26		723	767,264
4.40%, 10/01/46		2,498	2,573,131
Arconic, Inc.:
5.87%, 02/23/22		5,380	5,823,850
5.90%, 02/01/27		26,394	29,645,553
ARES Capital Corp., 3.63%, 01/19/22		32,120	32,252,802
Arrow Electronics, Inc., 3.88%, 01/12/28		4,295	4,282,124
AT&T Inc.:
4.10%, 02/15/28 (b)		30,850	30,952,055
4.30%, 02/15/30 (b)		19,482	19,427,545
3.15%, 09/04/36	EUR	5,000	6,143,064
5.15%, 02/14/50	USD	23,710	24,005,528
Autodesk, Inc., 3.50%, 06/15/27		25,590	25,101,891
Avantor, Inc.:
4.75%, 10/01/24	EUR	2,000	2,392,578
6.00%, 10/01/24 (b)	USD	6,830	6,804,387
9.00%, 10/01/25 (b)		2,890	2,846,650
Avis Budget Finance PLC:
4.13%, 11/15/24	EUR	601	735,409
4.50%, 05/15/25		286	351,708
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25		1,870	2,388,343
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.:
3.34%, 12/15/27 (b)	USD	15,855	15,828,385
4.08%, 12/15/47 (b)		12,910	13,130,312
Ball Corp., 4.38%, 12/15/23	EUR	1,018	1,408,251
Bank of America Corp.:
(3 mo. LIBOR US + 0.000%), 2.33%, 10/01/21 (k)	USD	29,720	29,636,216

Security		Par (000)	Value
United States (continued)
Bank of America Corp.: (continued)
4.45%, 03/03/26	USD	48,730	$52,014,599
4.25%, 10/22/26		43,960	46,326,558
3.25%, 10/21/27		17,884	17,746,637
4.18%, 11/25/27		18,945	19,783,626
(3 mo. LIBOR US + 1.575%), 3.82%, 01/20/28 (k)		11,140	11,522,887
(3 mo. LIBOR US + 0.000%), 3.59%, 07/21/28 (k)		17,015	17,294,960
Bank of New York Mellon Corp.:
3.25%, 05/16/27		16,830	17,011,070
3.00%, 10/30/28		3,347	3,253,629
Baylor Scott & White Holdings, 4.19%, 11/15/45		6,325	6,779,741
Becton Dickinson and Co., 2.89%, 06/06/22		3,785	3,761,323
Belden, Inc.:
5.50%, 04/15/23	EUR	11	13,736
2.88%, 09/15/25		1,220	1,464,457
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 03/15/24 (b)	USD	5,860	6,255,550
Boyd Gaming Corp., 6.88%, 05/15/23		17,278	18,314,680
Brinker International, Inc., 5.00%, 10/01/24 (b)		13,057	13,187,570
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 01/15/20 (b)		32,860	32,637,773
2.20%, 01/15/21 (b)		10,914	10,672,553
3.00%, 01/15/22 (b)		18,191	18,036,917
3.63%, 01/15/24 (b)		9,268	9,215,958
3.13%, 01/15/25 (b)		14,885	14,229,536
3.88%, 01/15/27 (b)		8,662	8,523,805
BWAY Holding Co., 5.50%, 04/15/24 (b)		14,877	15,472,080
Caesars Growth Properties Holdings LLC/ Caesars Growth Properties Finance, Inc., 9.38%, 05/01/22		35,276	37,745,320
Callon Petroleum Co., 6.13%, 10/01/24		9,850	10,145,500
Calpine Corp.:
6.00%, 01/15/22 (b)		7,520	7,745,600
5.38%, 01/15/23 (o)		8,090	7,867,525
5.88%, 01/15/24 (b)		6,720	6,837,600
5.50%, 02/01/24		7,615	7,253,287
5.75%, 01/15/25		3,730	3,524,850
Carpenter Technology Corp., 4.45%, 03/01/23		12,790	13,039,502
Carrizo Oil & Gas, Inc., 7.50%, 09/15/20		6,942	7,072,163
Catalent Pharma Solutions, Inc., 4.75%, 12/15/24	EUR	500	637,955
Catholic Health Initiatives, 4.35%, 11/01/42	USD	4,455	4,300,749
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 09/30/22		18,037	18,487,925
5.75%, 02/15/26 (b)		22,990	23,880,863
5.13%, 05/01/27 (b)		8,675	8,544,875
CDK Global, Inc.:
3.80%, 10/15/19		10,556	10,767,120
5.00%, 10/15/24		3,702	3,844,527
Celgene Corp.:
2.75%, 02/15/23		20,185	20,018,386
4.35%, 11/15/47		18,280	18,987,971
Centennial Resource Production LLC, 5.38%, 01/15/26 (b)		22,944	23,374,200
CenturyLink, Inc.:
5.80%, 03/15/22		2,900	2,840,260
Series W, 6.75%, 12/01/23 (o)		13,415	13,146,700
Series Y, 7.50%, 04/01/24 (o)		11,430	11,401,425
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, 05/01/47		82,390	84,478,535
Chemours Co., 6.13%, 05/15/23	EUR	1,270	1,617,319
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24	USD	13,295	15,131,372

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Cheniere Corpus Christi Holdings LLC: (continued)
5.13%, 06/30/27	USD	29,416	$30,427,910
Cheniere Energy Partners LP, 5.25%, 10/01/25 (b)		29,373	29,887,027
Cheniere Energy, Inc., 4.88% (4.88 Cash or 4.88% PIK), 05/28/21 (b)(j)(m)		13,360	13,552,050
Chesapeake Energy Corp.:
6.13%, 02/15/21		67	67,838
8.00%, 12/15/22 (b)		17,429	18,801,534
8.00%, 01/15/25 (b)(o)		11,101	11,212,010
Citigroup, Inc.:
2.70%, 10/27/22		16,360	16,185,215
3.20%, 10/21/26		60,590	60,116,606
4.45%, 09/29/27		34,380	36,398,193
(3 mo. LIBOR US + 0.000%), 3.67%, 07/24/28 (k)		52,715	53,481,973
4.13%, 07/25/28		34,217	35,265,928
Colfax Corp., 3.25%, 05/15/25	EUR	1,198	1,487,237
Comcast Corp.:
3.15%, 02/15/28	USD	33,320	33,426,498
3.20%, 07/15/36		4,327	4,114,618
Commercial Metals Co.:
4.88%, 05/15/23		2,491	2,547,047
5.38%, 07/15/27		22,403	22,851,060
Concho Resources, Inc.:
3.75%, 10/01/27		21,485	21,765,520
4.88%, 10/01/47		2,375	2,582,642
ContourGlobal Power Holdings SA, 5.13%, 06/15/21	EUR	675	845,744
Cox Communications, Inc.:
3.50%, 08/15/27 (b)	USD	25,380	25,033,591
4.60%, 08/15/47 (b)		2,870	2,896,643
Crown Castle International Corp., 3.65%, 09/01/27		38,205	38,111,449
Crown European Holdings SA, 3.38%, 05/15/25	EUR	432	541,659
CSC Holdings LLC:
10.13%, 01/15/23 (b)	USD	24,210	27,266,513
5.25%, 06/01/24		360	354,600
6.63%, 10/15/25 (b)		19,248	20,835,575
10.88%, 10/15/25 (b)		11,863	14,116,970
CSX Corp., 4.25%, 11/01/66		16,524	16,510,555
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (b)		5,940	6,392,925
CVS Health Corp., 2.88%, 06/01/26		54,525	52,276,396
Darling Global Finance BV, 4.75%, 05/30/22	EUR	400	497,423
DaVita, Inc.:
5.75%, 08/15/22	USD	7,660	7,880,225
5.13%, 07/15/24		32,353	32,676,530
Dell International LLC/EMC Corp.:
5.88%, 06/15/21 (b)		9,745	10,110,437
6.02%, 06/15/26 (b)		11,238	12,391,226
Delta Air Lines, Inc.:
2.88%, 03/13/20		7,739	7,783,907
3.63%, 03/15/22		11,023	11,213,455
Diamond BC BV, 5.63%, 08/15/25	EUR	1,903	2,289,701
Diamondback Energy, Inc., 4.75%, 11/01/24	USD	8,245	8,275,919
Discover Bank, 3.45%, 07/27/26		3,489	3,444,170
Discovery Communications LLC, 5.20%, 09/20/47		10,485	10,943,397
DISH DBS Corp., 5.88%, 07/15/22		8,105	8,145,525
Duke Energy Corp., 3.75%, 09/01/46		36,318	35,915,268
Eclipse Resources Corp., 8.88%, 07/15/23		12,520	12,848,650
Endeavor Energy Resources LP/EER Finance, Inc.:
7.00%, 08/15/21 (b)		16,920	17,524,044

Security		Par (000)	Value
United States (continued)
Endeavor Energy Resources LP/EER Finance, Inc.: (continued)
8.13%, 09/15/23 (b)	USD	19,120	$20,554,000
5.50%, 01/30/26 (b)		5,045	5,133,287
Energen Corp., 4.63%, 09/01/21		29,141	29,505,263
Equinix, Inc.:
5.38%, 04/01/23		8,393	8,678,362
2.88%, 10/01/25	EUR	2,633	3,182,890
Exelon Corp., 4.95%, 06/15/35	USD	3,763	4,291,118
Express Scripts Holding Co., 4.50%, 02/25/26		10,730	11,386,754
Extraction Oil & Gas, Inc., 7.38%, 05/15/24 (b)		8,705	9,292,587
Extraction Oil & Gas, Inc./Extraction Finance Corp., 7.88%, 07/15/21 (b)		6,184	6,539,580
First Data Corp.:
5.38%, 08/15/23 (b)		3,160	3,289,244
5.00%, 01/15/24 (b)		37,790	38,876,463
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (b)		4,290	4,365,075
Ford Motor Credit Co. LLC, 4.25%, 09/20/22		16,980	17,805,074
Frontier Communications Corp.:
8.13%, 10/01/18 (o)		3,386	3,372,964
7.13%, 03/15/19		9,728	9,338,880
8.50%, 04/15/20		1,480	1,228,400
Gates Global LLC/Gates Global Co., 5.75%, 07/15/22	EUR	1,938	2,367,158
GATX Corp., 3.85%, 03/30/27	USD	5,982	6,081,955
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		61,760	66,840,166
General Electric Co., 4.50%, 03/11/44		12,887	14,275,835
General Motors Co., 4.20%, 10/01/27		19,010	19,698,354
General Motors Financial Co., Inc.:
3.15%, 06/30/22		25,230	25,210,378
4.35%, 01/17/27		25,875	26,911,229
Gilead Sciences, Inc.:
4.00%, 09/01/36		21,580	22,830,099
4.15%, 03/01/47		12,035	12,801,339
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		14,157	14,263,177
Goldman Sachs Group, Inc.:
(3 mo. LIBOR US + 1.201%), 3.27%, 09/29/25 (k)		21,580	21,493,048
4.25%, 10/21/25		79,270	82,847,446
3.50%, 11/16/26		49,446	49,735,445
(3 mo. LIBOR US + 0.000%), 4.02%, 10/31/38 (k)		32,750	33,679,823
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23	EUR	800	1,002,112
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22	USD	260	272,025
Halliburton Co., 3.80%, 11/15/25		26,500	27,540,555
HCA Healthcare, Inc., 6.25%, 02/15/21		2,195	2,326,700
HCA, Inc.:
6.50%, 02/15/20		24,922	26,417,320
5.00%, 03/15/24		7,568	7,870,720
5.25%, 06/15/26		7,460	7,907,600
HD Supply, Inc., 5.75%, 04/15/24 (b)		12,475	13,254,687
Herc Rentals, Inc.:
7.50%, 06/01/22 (b)		12,387	13,346,993
7.75%, 06/01/24 (b)		6,317	6,932,907
Hess Corp., 5.80%, 04/01/47		10,050	11,183,558
Home Depot, Inc., 3.50%, 09/15/56		15,800	15,199,359
Huntsman International LLC, 5.13%, 11/15/22		5,549	5,916,621
Informatica LLC, 7.13%, 07/15/23 (b)		9,290	9,499,025
Intel Corp., 4.10%, 05/11/47		9,640	10,621,312
International Game Technology PLC, 4.75%, 02/15/23	EUR	1,475	2,000,049

34	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
International Paper Co., 4.35%, 08/15/48	USD	9,220	$9,626,025
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26 (b)		3,925	4,032,937
Iron Mountain, Inc.:
6.00%, 08/15/23		2,263	2,364,835
3.00%, 01/15/25	EUR	1,620	1,972,616
Johnson & Johnson, 3.50%, 01/15/48	USD	4,935	5,048,416
JPMorgan Chase & Co.:
4.13%, 12/15/26		37,690	39,759,695
(3 mo. LIBOR US + 0.000%), 3.54%, 05/01/28 (k)		18,960	19,288,888
(3 mo. LIBOR US + 0.000%), 3.88%, 07/24/38 (k)		20,710	21,289,214
K Hovnanian Enterprises, Inc.:
10.00%, 07/15/22 (b)		23,587	25,945,700
10.50%, 07/15/24 (b)		5,069	5,816,677
Kaiser Aluminum Corp., 5.88%, 05/15/24		16,518	17,550,375
Kaiser Foundation Hospitals, 4.15%, 05/01/47		10,244	11,069,067
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24 (b)		15,425	15,907,031
KLA-Tencor Corp., 4.65%, 11/01/24		1,799	1,951,366
Kraft Heinz Foods Co., 4.13%, 07/01/27	GBP	1,200	1,803,959
Kronos International, Inc., 3.75%, 09/15/25	EUR	793	978,890
Lennar Corp.:
4.75%, 11/15/22	USD	32,238	33,849,900
4.88%, 12/15/23		3,655	3,837,750
Levi Strauss & Co., 3.38%, 03/15/27	EUR	725	912,948
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (b)	USD	3,091	3,264,869
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	1,088	1,424,300
Lockheed Martin Corp., 3.60%, 03/01/35	USD	5,545	5,589,671
Lowe’s Cos., Inc., 3.10%, 05/03/27		38,415	38,550,778
Masonite International Corp., 5.63%, 03/15/23 (b)		6,074	6,349,152
Massachusetts Institute of Technology, 3.96%, 07/01/38		8,375	9,235,155
Massachusetts Mutual Life Insurance Co., 4.90%, 04/01/77 (b)		10,127	11,513,324
Matador Resources Co., 6.88%, 04/15/23		2,561	2,695,453
McDonald’s Corp.:
0.63%, 01/29/24	EUR	700	833,402
4.70%, 12/09/35	USD	20,990	23,841,914
Medtronic, Inc., 4.38%, 03/15/35		20,900	23,560,859
Meritor, Inc., 6.25%, 02/15/24		10,523	11,075,457
Metropolitan Life Global Funding I, 3.00%, 09/19/27 (b)		17,630	17,464,401
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24		7,546	8,036,490
MHGE Parent LLC/MHGE Parent Finance, Inc., 8.50% (8.50% Cash or 9.25% PIK), 08/01/19 (b)(m)		5,584	5,554,405
Microsoft Corp.:
3.45%, 08/08/36		20,910	21,557,999
4.10%, 02/06/37		14,580	16,278,677
4.25%, 02/06/47		3,470	3,967,148
4.00%, 02/12/55		3,490	3,733,704
4.50%, 02/06/57		13,925	16,488,927
Monsanto Co., 3.95%, 04/15/45		3,725	3,644,901
Moody’s Corp., 3.25%, 01/15/28 (b)		11,315	11,186,046
Morgan Stanley:
3.88%, 01/27/26		34,213	35,662,484
3.13%, 07/27/26		8,714	8,594,878
4.35%, 09/08/26 (p)		87,455	91,640,476
3.95%, 04/23/27		31,940	32,434,437
Mylan NV, 3.95%, 06/15/26		10,785	10,875,236
NCR Corp., 5.00%, 07/15/22		3,736	3,801,380

Security		Par (000)	Value
United States (continued)
New York & Presbyterian Hospital, 3.56%, 08/01/36	USD	4,084	$4,115,926
Newfield Exploration Co., 5.38%, 01/01/26		4,185	4,425,637
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/27		10,665	10,863,837
NextEra Energy Operating Partners LP:
4.25%, 09/15/24 (b)		2,490	2,533,575
4.50%, 09/15/27 (b)		6,125	6,094,375
NGPL PipeCo LLC, 7.77%, 12/15/37 (b)		21,468	26,459,310
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (b)		14,828	15,254,305
Niska Gas Storage Ltd./Niska Gas Storage Canada Finance Corp., 6.50%, 04/01/19		25,930	26,254,125
NiSource Finance Corp., 3.49%, 05/15/27		14,830	15,094,584
Noble Energy, Inc., 5.63%, 05/01/21		886	910,086
Northwell Healthcare, Inc., 4.26%, 11/01/47		4,509	4,611,015
Northwestern University, 3.66%, 12/01/57		14,577	14,982,251
NVIDIA Corp., 3.20%, 09/16/26		26,275	26,354,260
Oasis Petroleum, Inc.:
7.25%, 02/01/19		3,105	3,105,000
6.88%, 03/15/22		18,488	18,973,310
Ochsner Clinic Foundation, 5.90%, 05/15/45		5,505	7,187,791
OI European Group BV, 3.13%, 11/15/24	EUR	639	803,895
Oracle Corp.:
3.90%, 05/15/35	USD	13,992	14,821,602
4.00%, 07/15/46		17,561	18,685,096
4.00%, 11/15/47		35,645	37,957,765
Owens Corning, 4.30%, 07/15/47		9,120	8,979,956
Pacific Gas & Electric Co.:
3.30%, 12/01/27 (b)		8,265	8,187,686
3.95%, 12/01/47 (b)		3,770	3,746,982
Parker-Hannifin Corp.:
3.25%, 03/01/27		8,938	9,016,835
4.10%, 03/01/47		5,224	5,529,356
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 06/01/24 (b)		7,660	8,062,150
5.38%, 01/15/25 (b)		19,784	19,981,840
Penske Truck Leasing Co. LP, 2.70%, 03/14/23 (b)		10,930	10,739,990
Pfizer, Inc., 4.00%, 12/15/36		19,870	21,767,217
Philip Morris International, Inc., 1.88%, 11/06/37	EUR	950	1,105,106
Pioneer Energy Services Corp., 6.13%, 03/15/22	USD	11,086	9,087,194
Pitney Bowes, Inc., 4.13%, 05/15/22		4,957	4,554,244
Ply Gem Industries, Inc., 6.50%, 02/01/22		20,415	21,078,487
Post Holdings, Inc., 5.50%, 03/01/25 (b)		18,687	19,341,045
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23 (b)		19,440	21,578,400
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	952	1,193,016
PulteGroup, Inc.:
5.50%, 03/01/26	USD	8,803	9,573,263
7.88%, 06/15/32		10,684	13,408,420
PVH Corp., 3.13%, 12/15/27	EUR	5,471	6,649,191
Qorvo, Inc.:
6.75%, 12/01/23	USD	4,830	5,192,250
7.00%, 12/01/25		1,945	2,171,106
QUALCOMM, Inc., 3.00%, 05/20/22		10,000	10,009,129
Quicken Loans, Inc., 5.75%, 05/01/25 (b)		38,619	39,971,051
Quintiles IMS, Inc., 3.25%, 03/15/25 (b)	EUR	3,650	4,516,310
Resolute Energy Corp., 8.50%, 05/01/20	USD	40,232	40,936,060
Reynolds Group Issuer, Inc., 6.88%, 02/15/21		846	857,447
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75%, 10/15/20		15,893	16,131,767
Rite Aid Corp.:
6.75%, 06/15/21		6,760	6,726,200

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Rite Aid Corp.: (continued)
6.13%, 04/01/23 (b)	USD	7,785	$7,025,963
Rockies Express Pipeline LLC, 6.00%, 01/15/19 (b)		4,300	4,418,250
RSP Permian, Inc., 6.63%, 10/01/22		18,782	19,697,623
RWJ Barnabas Health, Inc., 3.95%, 07/01/46		2,532	2,581,218
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24		21,090	23,441,134
5.63%, 03/01/25		38,810	42,807,778
Sable Permian Resources Land LLC, 13.00%, 11/30/20 (b)		23,580	27,117,000
Sabre GLBL, Inc.:
5.38%, 04/15/23 (b)		11,680	12,030,400
5.25%, 11/15/23 (b)		9,769	9,991,733
Santander Holdings USA, Inc.:
3.40%, 01/18/23 (b)		6,160	6,135,998
4.40%, 07/13/27 (b)		2,420	2,474,820
Scientific Games International, Inc.:
7.00%, 01/01/22 (b)		24,405	25,716,769
10.00%, 12/01/22		9,469	10,392,227
SEACOR Holdings, Inc., 3.00%, 11/15/28 (j)		12,666	11,961,454
Sealed Air Corp., 4.50%, 09/15/23	EUR	745	1,020,513
Sherwin-Williams Co.:
3.13%, 06/01/24	USD	2,465	2,478,589
3.45%, 06/01/27		3,525	3,581,385
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26		21,060	20,591,472
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	790	982,950
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45	USD	5,165	5,947,898
Southern Co. Gas Capital Corp., 4.40%, 05/30/47		5,894	6,314,583
Spectrum Brands, Inc., 5.75%, 07/15/25		9,475	9,972,437
Sprint Communications, Inc., 7.00%, 03/01/20 (b)		7,359	7,874,130
Sprint Corp., 7.88%, 09/15/23		22,447	23,906,055
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23 (b)		54,615	54,956,344
SSM Health Care Corp., 3.82%, 06/01/27		7,618	7,899,995
Standard Industries, Inc., 6.00%, 10/15/25 (b)		34,482	36,809,535
Staples, Inc., 8.50%, 09/15/25 (b)		7,905	7,312,125
Steel Dynamics, Inc.:
5.13%, 10/01/21		3,570	3,659,250
5.50%, 10/01/24		15,353	16,312,563
5.00%, 12/15/26		6,635	7,016,513
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23		2,083	2,166,320
Synchrony Financial, 3.95%, 12/01/27		18,960	18,880,243
Talen Energy Supply LLC:
9.50%, 07/15/22 (b)		6,902	7,074,550
6.50%, 06/01/25		14,918	12,046,285
10.50%, 01/15/26 (b)		20,848	20,635,350
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 04/15/21 (b)		706	720,120
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47 (b)		15,610	16,508,213
Team Health Holdings, Inc., 6.38%, 02/01/25 (b)(o)		9,722	8,676,885
Tenet Healthcare Corp.:
6.75%, 02/01/20		10,357	10,460,570
6.00%, 10/01/20		27,668	29,253,376
8.13%, 04/01/22		1,450	1,475,375
Tesla, Inc., 5.30%, 08/15/25 (b)(o)		13,728	13,110,240
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.50%, 10/15/19		1,230	1,276,765

Security		Par (000)	Value
United States (continued)
Tesoro Logistics LP/Tesoro Logistics Finance Corp.: (continued)
5.25%, 01/15/25	USD	11,144	$11,720,145
Thermo Fisher Scientific, Inc.:
1.95%, 07/24/29	EUR	5,690	6,854,906
2.88%, 07/24/37		1,375	1,673,476
T-Mobile USA, Inc.:
6.63%, 04/01/23	USD	2,180	2,272,650
6.84%, 04/28/23		1,800	1,885,500
6.00%, 04/15/24		7,537	7,989,220
Toll Brothers Finance Corp., 4.88%, 11/15/25		4,261	4,452,745
Total System Services, Inc., 3.80%, 04/01/21		9,670	9,911,421
TransDigm, Inc.:
5.50%, 10/15/20		3,807	3,854,587
6.00%, 07/15/22		15,745	16,059,900
6.50%, 07/15/24		7,485	7,672,125
Trinity Health Corp., 4.13%, 12/01/45		9,064	9,610,641
U.S. Bancorp:
2.38%, 07/22/26		17,300	16,288,343
3.15%, 04/27/27		32,850	32,910,139
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 08/15/21		17,805	18,651,133
United Rentals North America, Inc.:
5.75%, 11/15/24		3,275	3,446,937
5.50%, 07/15/25		7,480	7,928,800
United Technologies Corp.:
2.80%, 05/04/24		22,880	22,711,106
4.05%, 05/04/47		16,480	17,249,264
University of Notre Dame du Lac, 3.39%, 02/15/48		12,000	11,968,071
University of Southern California, 3.03%, 10/01/39		7,242	6,912,857
Valeant Pharmaceuticals International, Inc.:
5.38%, 03/15/20 (b)		12,335	12,350,419
7.50%, 07/15/21 (b)		9,873	10,045,777
6.75%, 08/15/21 (b)		5,640	5,682,300
5.63%, 12/01/21 (b)		16,323	15,955,733
4.50%, 05/15/23	EUR	274	294,071
5.88%, 05/15/23 (b)	USD	1,940	1,799,350
7.00%, 03/15/24 (b)		17,965	19,222,550
5.50%, 11/01/25 (b)		3,574	3,636,545
9.00%, 12/15/25 (b)		17,955	18,712,701
Valvoline, Inc., 5.50%, 07/15/24		10,382	11,030,875
Vantiv LLC/Vanity Issuer Corp., 3.88%, 11/15/25 (b)	GBP	4,569	6,218,172
Venator Finance S.à r.l./Venator Materials LLC, 5.75%, 07/15/25 (b)	USD	5,917	6,242,435
VeriSign, Inc., 4.63%, 05/01/23		23,994	24,623,843
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23	EUR	900	1,131,155
Verizon Communications, Inc.:
1.38%, 10/27/26		2,470	2,944,831
4.13%, 03/16/27	USD	19,070	19,884,536
1.88%, 10/26/29	EUR	1,185	1,415,346
2.88%, 01/15/38		7,260	8,821,287
5.01%, 04/15/49	USD	29,715	31,164,715
VICI Properties 1 LLC/VICI FC, Inc.:
(3 mo. LIBOR US + 3.500%), 4.85%, 10/15/22 (a)		19,032	19,032,000
8.00%, 10/15/23		3,340	3,731,782
Wachovia Corp., 6.55%, 10/15/35		7,615	9,654,313
Walgreens Boots Alliance, Inc.:
3.45%, 06/01/26		29,390	29,062,457
4.80%, 11/18/44		8,997	9,686,579
Washington Mutual Escrow Bonds, 0.00% (c)(g)(l)(n)		103,416	10
Waste Management, Inc., 3.90%, 03/01/35		8,062	8,451,926

36	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 08/15/25 (b)	USD	5,948	$5,918,260
Wells Fargo & Co.:
2.63%, 07/22/22		32,055	31,882,585
(3 mo. LIBOR US + 1.310%), 3.58%, 05/22/28 (k)		36,850	37,566,997
WESCO Distribution, Inc., 5.38%, 12/15/21		1,500	1,537,500
Wesleyan University, 4.78%, 07/01/16		8,186	8,689,763
West Corp., 4.75%, 07/15/21 (b)		7,403	7,495,537
Western Digital Corp.:
7.38%, 04/01/23 (b)		7,770	8,381,887
10.50%, 04/01/24 (p)		39,625	45,915,469
Whiting Petroleum Corp.:
5.00%, 03/15/19		10,938	11,216,919
1.25%, 04/01/20 (j)		550	506,000
Willis North America, Inc., 3.60%, 05/15/24		24,139	24,539,783
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	675	852,934
Xilinx, Inc., 2.95%, 06/01/24	USD	4,395	4,367,556
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		10,815	11,264,363
6.38%, 05/15/25		3,760	3,976,200

			5,584,662,225

Total Corporate Bonds — 30.0% (Cost: $9,388,933,019)			9,525,933,357

Floating Rate Loan Interests — 2.6%

Denmark — 0.0%
Nets Holding A/S, Term Loan B1E, 11/29/24 (q)	EUR	2,000	2,401,565

France — 0.1%
Financiere CEP, Term Loan B, 12/13/24 (q)		2,000	2,365,209
Foncia Groupe (FKA Financiere Duchesse II), Term Loan B, (3 mo. EURIBOR + 3.25%, 0.00% Floor), 3.25%, 09/07/23 (r)		1,500	1,801,461
SFR Group SA (Ypso France SAS) (AKA Numericable U.S. LLC), Term Loan B11, 07/31/25 (q)		3,480	4,023,646
Thom Europe, Original Senior Facility B, (3 mo. EURIBOR + 4.50%, 0.00% Floor), 4.50%, 08/07/24 (r)		2,500	2,997,756
Vedici Groupe, Term Loan B, 10/31/22 (q)		2,500	3,013,204
Verallia Packaging (FKA Horizon Holdings III), Facility B4, 10/31/22 (q)		1,855	2,215,757

			16,417,033
Germany — 0.0%
CTC AcquiCo GmbH, Term Loan, 11/29/24 (q)		2,400	2,881,590
Rain Carbon GmbH, Cov-Lite TLB, 12/11/24 (q)		3,500	4,191,609
Springer Science+Business Media Deutschland GMBH (FKA Blitz 13-253 GmbH), Initial Term B12 Loan, (3 mo. EURIBOR + 3.25%, 0.50% Floor), 3.75%, 08/15/22 (r)		1,985	2,388,245
Tele Columbus AG, New Facility A, 10/15/24 (q)		2,500	2,994,247

			12,455,691
Ireland — 0.0%
Eircom Finco S.à r.l., Facility B, (1 mo. EURIBOR + 3.25%, 0.00% Floor), 3.25%, 04/19/24 (r)		2,299	2,753,186

Luxembourg — 0.0%
Azelis Finance SA (Azelis U.S. Holding, Inc.), 2017 Refinancing Euro Term Loan, (3 mo. EURIBOR + 3.50%, 0.00% Floor), 3.50%, 12/16/22 (r)		760	914,702

Security		Par (000)	Value
Luxembourg (continued)
LSF10 XL Bidco SCA:
Facility B, 04/11/24 (q)	EUR	1,457	$1,750,354
Term Loan B, 04/11/24 (q)		1,000	1,199,342
Mallinckrodt International Finance SA, 2017 Term B Loan, (3 mo. LIBOR US + 2.75%, 0.75% Floor), 4.44%, 09/24/24 (r)	USD	4,838	4,827,212
TigerLuxOne S.à r.l., Euro Term B-1 Loan (First Lien), (3 mo. EURIBOR + 4.50%, 1.00% Floor), 5.50%, 02/22/24 (r)	EUR	2,481	2,986,437

			11,678,047
Netherlands — 0.1%
Action Holding BV (FKA Peer Holdings BV), Facility B, 02/25/22 (q)		2,500	3,007,865
Amaya Holdings BV:
Initial 2017 Euro Term Loan (First Lien), (3 mo. EURIBOR + 3.75%, 0.00% Floor), 3.75%, 08/01/21 (r)		1,881	2,269,268
Initial Term B Loan (Second Lien), (3 mo. LIBOR US + 7.00%, 1.00% Floor), 8.69%, 08/01/22 (r)	USD	2,727	2,733,673
Bach Finance Ltd., Initial Euro Term Loan (First Lien), (3 mo. EURIBOR + 3.25%, 0.00% Floor), 3.25%, 09/02/24 (r)	EUR	1,500	1,797,322
MacDermid Agricultural Solutions Holdings BV (Netherlands Agricultural Investment Partners LLC), Euro Tranche C-5 Term Loan, (1 mo. EURIBOR + 2.75%, 0.75% Floor), 3.50%, 06/07/23 (r)		1,845	2,219,855
MacDermid, Inc. (Platform Specialty Products Corp.), Euro Tranche C-6 Term Loan, (1 mo. EURIBOR + 2.50%, 0.75% Floor), 3.25%, 06/07/20 (r)		1,331	1,601,825
Sapphire Bidco BV:
Term Loan (Second Lien ), 12/08/25 (q)		1,500	1,802,019
Term Loan B, 12/06/24 (q)		2,500	3,001,866

			18,433,693
Spain — 0.0%
Dorna Sports SL, B2€ Term Loan Facility, 04/12/24 (q)		1,500	1,798,132

Sweden — 0.0%
Diaverum Holding S.à r.l. (FKA Velox Bidco S.à r.l.), Facility B, 07/04/24 (q)		1,500	1,793,254
Verisure Holding AB (Public), Facility B1E, (3 mo. EURIBOR + 3.00%, 0.00% Floor), 3.00%, 10/21/22 (r)		2,500	2,977,689

			4,770,943
United Kingdom — 0.1%
CD&R Firefly Bidco Ltd., Facility B1, (3 mo. LIBOR US + 4.50%, 0.00% Floor), 5.02%, 07/15/22 (r)	GBP	1,375	1,861,093
Cyan Blue Holdco 2 Ltd., 2017 B-1 Term Loan, (3 mo. LIBOR US + 4.25%, 0.00% Floor), 4.77%, 08/23/24 (r)		1,500	2,035,671
GVC Holdings PLC, Facility B1, 03/02/23 (q)	EUR	3,000	3,578,554
INEOS U.S. Finance LLC, New 2024 Euro Term Loan, 04/01/24 (q)		2,600	3,111,022
INOVYN Finance PLC, Term Loan B, (3 mo. EURIBOR + 2.25%, 0.75% Floor), 3.00%, 05/10/24 (r)		1,995	2,386,369

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United Kingdom (continued)
Intervias Finco Ltd. (FKA Optima Sub-Finco Ltd.), Term Facility D2 (EUR), (3 mo. EURIBOR + 4.00%, 0.00% Floor), 4.00%, 01/30/23 (r)	EUR	3,307	$3,979,553
IWK UK Midco Ltd., Term Loan B, 11/28/24 (q)	GBP	2,500	3,001,116
Jackpotjoy PLC, Facility B (GBP), (3 mo. LIBOR US + 5.25%, 0.00% Floor), 5.77%, 12/06/24 (c)(r)		2,000	2,686,793
MA Finance Co., LLC (AKA Micro Focus International PLC), Euro Tranche Term Loan, 06/21/24 (q)	EUR	1,000	1,201,946
Virgin Media SFA Finance Ltd., L Facility, (1 mo. LIBOR US + 3.25%, 0.00% Floor), 3.74%, 01/15/27 (r)	GBP	4,000	5,377,635

			29,219,752
United States — 2.3%
Allnex (Luxembourg) & Cy SCA (FKA AI Chem & Cy SCA), Tranche B-1 Term Loan, 09/13/23 (q)	EUR	2,494	2,992,969
Ascend Performance Materials Operations LLC, Term B Loan, (3 mo. LIBOR US + 5.25%, 1.00% Floor), 6.94%, 08/12/22 (c)(r)	USD	1,994	2,003,835
Avantor, Inc.:
Initial Dollar Term Loan, (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.51%, 11/21/24 (r)		7,010	7,039,232
Initial Euro Term Loan, (1 mo. EURIBOR + 4.25%, 0.00% Floor), 4.25%, 11/21/24 (r)	EUR	1,500	1,807,653
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Term B-1 Euro Loan, (3 mo. EURIBOR + 2.25%, 0.75% Floor), 3.00%, 02/01/23 (r)		1,733	2,083,349
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons):
Term B-3 Loan, (1 mo. LIBOR US + 2.25%, 1.00% Floor), 3.82%, 02/16/24 (r)	USD	5,878	5,874,650
Term B-3 Loan, (3 mo. LIBOR US + 2.25%, 1.00% Floor), 3.94%, 02/16/24 (r)		3,779	3,776,724
Beacon Roofing Supply, Inc., Term Loan B, 01/02/25 (q)		6,425	6,438,364
Berry Global, Inc. (FKA Berry Plastics Corp.):
Term M Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 3.68%, 10/01/22 (r)		4,549	4,565,386
Term M Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 3.82%, 10/01/22 (r)		7,056	7,080,862
BMC Software Finance, Inc., Initial B-2 U.S. Term Loan, (1 mo. LIBOR US + 3.25%, 0.00% Floor), 4.82%, 09/01/20 (r)		7,058	7,058,930
BRE/Lauderdale Grande LLC, Mezzanine Term Loan, (1 mo. LIBOR US + 6.00%, 0.00% Floor), 7.25%, 07/09/19 (c)(r)		7,000	6,895,000
By The Blue Sea LLC (Neptune’s Walk LLC), Loan, (1 mo. LIBOR US + 2.37%, 0.00% Floor), 3.61%, 06/09/24 (c)(r)		25,000	25,000,000
California Resources Corp., Initial Loan, 12/31/22 (q)		23,249	23,132,755
Camelot U.S. Acquisition 1 Co. (AKA Thomson Reuters Intellectual Property & Science), New Term Loan, (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.82%, 10/03/23 (r)		6,765	6,800,976

Security		Par (000)	Value
United States (continued)
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, (1 mo. LIBOR US + 2.25%, 1.00% Floor), 3.82%, 05/20/24 (r)	USD	6,693	$6,713,079
Centurylink, Inc., Initial Term B Loan, (1 mo. LIBOR US + 2.75%, 0.00% Floor), 4.32%, 01/31/25 (r)		19,080	18,382,435
Charter Communications Operating LLC (AKA CCO Safari LLC), Term B Loan, (1 mo. LIBOR US + 2.00%), 0.00%, 01/15/24 (r)		10,050	10,053,205
Chemours Co., Tranche B-1 Euro Term Loan, (1 mo. EURIBOR + 2.25%, 0.75% Floor), 3.00%, 05/12/22 (r)	EUR	2,978	3,602,016
Chesapeake Energy Corp., Class A Loan, (3 mo. LIBOR US + 7.50%, 1.00% Floor), 8.95%, 08/23/21 (r)	USD	11,500	12,224,500
CHS/Community Health Systems, Inc.:
Incremental 2019 Term G Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.23%, 12/31/19 (r)		3,033	2,933,177
Incremental 2021 Term H Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.48%, 01/27/21 (r)		4,829	4,602,129
Dell International LLC (EMC Corp.), Refinancing Term B Loan, (1 mo. LIBOR US + 2.00%, 0.75% Floor), 3.57%, 09/07/23 (r)		9,089	9,081,658
Dynegy, Inc., Tranche C-2 Term Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 4.25%, 02/07/24 (r)		3,104	3,116,839
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.57%, 12/01/23 (r)		7,329	7,344,601
First Data Corp., 2024A New Dollar Term Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 3.80%, 04/26/24 (r)		10,450	10,451,383
Gates Global LLC, Initial B-2 Dollar Term Loan, (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.69%, 04/01/24 (r)		15,781	15,857,774
Gol Luxco SA, Term Loan, 6.50%, 08/31/20 (c)(x)		31,442	32,149,445
Green Plains, Inc., Loan, (1 mo. LIBOR US + 5.50%, 1.00% Floor), 7.07%, 08/29/23 (r)		27,159	27,345,786
Hilton Worldwide Finance LLC, Series B-2 Term Loan, (1 mo. LIBOR US + 2.00%, 0.00% Floor), 3.55%, 10/25/23 (r)		13,366	13,427,760
Holding Sole Member BRI 1868 Riata LLC, Mezzanine Loan A, (1 mo. LIBOR US + 5.30%, 0.75% Floor), 6.55%, 06/09/22 (c)(r)		20,000	20,000,000
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-6 Term Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.44%, 02/01/22 (r)		10,208	10,239,520
Informatica Corp., Dollar Term Loan, (3 mo. LIBOR US + 3.50%, 1.00% Floor), 5.19%, 08/05/22 (r)		9,760	9,786,220
Jaguar Holding Co. I LLC (FKA Jaguar Holding Co. I):
2017 Term Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 4.32%, 08/18/22 (r)		4,566	4,570,316

38	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Jaguar Holding Co. I LLC (FKA Jaguar Holding Co. I): (continued)
2017 Term Loan, (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.44%, 08/18/22 (r)	USD	5,057	$5,061,703
JAX MEZZ LLC, Mezzanine Loan, (1 mo. LIBOR US + 5.50%, 0.00% Floor), 6.90%, 10/04/21 (c)(r)		12,000	11,940,000
KFC Holding Co. (AKA Yum! Brands), Term B Loan, (1 mo. LIBOR US + 2.00%, 0.00% Floor), 3.49%, 06/16/23 (r)		2,864	2,878,779
Klockner Pentaplast of America, Inc. (FKA Kleopatra Acquisition Corp.), Euro Term Loan, (3 mo. EURIBOR + 4.75%, 0.00% Floor), 4.75%, 06/30/22 (r)	EUR	3,500	4,203,956
Level 3 Financing, Inc., Tranche B 2024 Term Loan, (3 mo. LIBOR US + 2.25%, 0.00% Floor), 3.70%, 02/22/24 (r)	USD	4,875	4,875,000
Lions Gate Entertainment Corp., Term B-1 Loan, (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.82%, 12/08/23 (r)		1,553	1,553,229
Logoplaste Parent S.à r.l. (FKA CEP IV Investment 11 S.à r.l.), Facility B Netherlands, (3 mo. EURIBOR + 4.00%, 0.00% Floor), 4.00%, 10/04/23 (r)	EUR	1,700	2,051,855
LSTAR Securities Financing Vehicle I LLC, Term Loan, (1 mo. LIBOR + 2.50%), 3.73%, 05/10/25 (c)(r)	USD	87,438	86,668,205
LSTAR Securities Financing Vehicle II LLC, Term Loan, (1 mo. LIBOR + 2.00%), 3.24%, 06/16/25 (c)(r)		38,893	38,457,864
McAfee LLC:
Closing Date USD Term Loan, (1 mo. LIBOR US + 4.50%, 1.00% Floor), 6.07%, 09/30/24 (r)		14,633	14,575,816
Initial Loan (Second Lien), (1 mo. LIBOR US + 8.50%, 1.00% Floor), 10.07%, 09/29/25 (r)		7,820	7,824,927
MGM Growth Properties Operating Partnership LP, Term B Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 3.82%, 04/25/23 (r)		3,945	3,958,268
Mission Broadcasting, Inc., Term B-2 Loan, (1 mo. LIBOR US + 2.50%, 0.00% Floor), 3.86%, 01/17/24 (r)		551	552,154
Nexstar Broadcasting, Inc., Term B-2 Loan, (1 mo. LIBOR US + 2.50%, 0.00% Floor), 3.86%, 01/17/24 (r)		4,364	4,373,811
Pioneer Energy Services Corp. (FKA Pioneer Drilling Co.), Term Loan, (1 mo. LIBOR US + 7.75%, 1.00% Floor), 9.16%, 11/08/22 (c)(r)		25,792	26,243,360
PT MNC Sky Vision Tbk, Facility, (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.64%, 11/07/19 (c)(r)		14,250	13,893,750
Quintiles IMS, Inc., Term B-1 Euro Loan, (3 mo. EURIBOR + 2.00%, 0.75% Floor), 2.75%, 03/07/24 (r)	EUR	1,208	1,455,333
Realogy Group LLC (FKA Realogy Corp.), Initial Term B Loan, (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.82%, 07/20/22 (r)	USD	567	568,188
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, (1 mo. LIBOR US + 2.75%, 0.00% Floor), 4.32%, 02/05/23 (r)		6,224	6,249,597

Security		Par (000)	Value
United States (continued)
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), (1 week LIBOR US + 4.75%, 1.00% Floor), 6.24%, 08/21/20 (r)	USD	360	$361,051
Tranche 2 Term Loan (Second Lien), (1 week LIBOR US + 3.88%, 1.00% Floor), 5.37%, 06/21/21 (r)		16,280	16,300,350
Sabre GLBL, Inc. (FKA Sabre, Inc.), 2017 B-1 Incremental Term Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 3.82%, 02/22/24 (r)		9,653	9,696,953
Sedgwick Claims Management Services, Inc., Initial Term Loan (First Lien), (1 mo. LIBOR US + 2.75%, 1.00% Floor), 4.32%, 03/01/21 (r)		4,048	4,044,140
Serta Simmons Bedding LLC:
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.84%, 11/08/23 (r)		5,323	4,858,547
Initial Term Loan (First Lien), (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.90%, 11/08/23 (r)		1,476	1,347,102
ServiceMaster Co. LLC, Tranche C Term Loan, (1 mo. LIBOR US + 2.50%, 0.00% Floor), 4.07%, 11/08/23 (r)		13,563	13,603,689
SJC 33 Holdings 2015 LLC, Term Loan, (1 mo. LIBOR US + 3.25%, 0.00% Floor), 4.49%, 12/31/19 (c)(r)		30,000	30,000,000
Sprint Communications, Inc., Initial Term Loan, (1 mo. LIBOR US + 2.50%, 0.75% Floor), 4.13%, 02/02/24 (r)		9,677	9,669,617
SS&C Technologies Holdings, Inc.:
2017 Refinancing New Term B-1 Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 3.82%, 07/08/22 (r)		2,765	2,783,865
2017 Refinancing New Term B-2 Loan, (1 mo. LIBOR US + 2.25%, 0.00% Floor), 3.82%, 07/08/22 (r)		52	52,283
Trans Union LLC, 2017 Replacement Term B-3 Loan, (1 mo. LIBOR US + 2.00%, 0.00% Floor), 3.57%, 04/10/23 (r)		16,940	16,996,800
TransDigm, Inc.:
New Tranche F Term Loan, (1 mo. LIBOR US + 2.75%, 0.00% Floor), 4.32%, 06/09/23 (r)		5,120	5,125,607
New Tranche F Term Loan, (3 mo. LIBOR US + 2.75%, 0.00% Floor), 4.44%, 06/09/23 (r)		2,671	2,673,968
Tranche G Term Loan, (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.69%, 08/22/24 (r)		3,248	3,262,005
Tranche G Term Loan, (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.57%, 08/22/24 (r)		951	955,080
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan, (1 mo. LIBOR US + 2.75%, 1.00% Floor), 4.32%, 03/15/24 (r)		12,572	12,523,032
Veritas U.S., Inc., New Euro Term B Loan, (3 mo. EURIBOR + 4.50%, 1.00% Floor), 5.50%, 01/27/23 (r)	EUR	3,447	4,161,310
VICI Properties 1 LLC, Term B Loan, 12/20/24 (q)	USD	12,150	12,150,000

CONSOLIDATED SCHEDULE OF INVESTMENTS	39

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United States (continued)
Western Digital Corp., U.S. Term B-3 Loan, (1 mo. LIBOR US + 2.00%, 0.00% Floor), 3.57%, 04/29/23 (r)	USD	6,344	$6,364,460

			728,748,182

Total Floating Rate Loan Interests — 2.6% (Cost: $822,870,257)			828,676,224

Foreign Agency Obligations — 2.5%

Argentina — 0.1%
YPF SA:
8.88%, 12/19/18 (b)		17,260	18,226,560
8.50%, 03/23/21 (b)		2,500	2,827,500
8.75%, 04/04/24		11,317	12,997,575
6.95%, 07/21/27 (b)		10,000	10,615,000

			44,666,635
Bahrain — 0.0%
Oil and Gas Holding Co. BSCC, 7.50%, 10/25/27		4,900	5,017,502

Brazil — 0.6%
Petrobras Global Finance BV:
5.38%, 01/27/21		23,597	24,540,880
8.38%, 05/23/21		23,597	26,912,379
6.13%, 01/17/22		90,360	95,894,550
4.38%, 05/20/23		7,780	7,694,187
4.75%, 01/14/25	EUR	2,185	2,896,931
5.30%, 01/27/25 (b)	USD	5,275	5,290,825
7.38%, 01/17/27		5,355	5,895,855
6.00%, 01/27/28 (b)		5,375	5,388,437
5.38%, 10/01/29	GBP	1,310	1,795,223

			176,309,267
Canada — 0.1%
NOVA Chemicals Corp.:
5.25%, 08/01/23 (b)	USD	21,874	22,502,877
4.88%, 06/01/24 (b)		16,606	16,564,485
5.00%, 05/01/25 (b)		3,775	3,765,563

			42,832,925
Cayman Islands — 0.0%
APICorp. Sukuk Ltd., 3.14%, 11/01/22		8,043	8,024,501

China — 0.9%
CDBL Funding 1:
3.00%, 04/24/23		15,540	15,156,892
3.50%, 10/24/27		13,220	12,837,400
CGNPC International Ltd., 3.75%, 12/11/27		11,800	11,751,537
Chang Development International Ltd., 3.63%, 01/20/20		7,375	7,307,895
Charming Light Investments Ltd., 4.38%, 12/21/27		30,000	30,135,690
China Minmetals Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 3.75% (k)(l)		17,300	17,005,744
China Railway Construction Corp. Ltd.:
0.00%, 01/29/21 (d)(j)		8,750	9,284,625
1.50%, 12/21/21 (j)	CNH	58,000	8,447,574
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22	USD	11,875	11,896,862
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		31,237	31,793,956
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42		4,065	4,622,791
Export-Import Bank of China, 4.00%, 11/28/47		18,100	18,237,922
HeSteel Hong Kong Co. Ltd., 4.25%, 04/07/20		16,091	16,091,837
Huarong Finance 2017 Co. Ltd.:
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 4.00%(k)(l)		15,650	15,500,183

Security		Par (000)	Value
China (continued)
Huarong Finance 2017 Co. Ltd.: (continued)
4.75%, 04/27/27	USD	6,000	$6,139,374
4.25%, 11/07/27		25,450	25,092,504
Industrial & Commercial Bank of China Ltd., 3.54%, 11/08/27		15,500	15,411,216
Inner Mongolia High-Grade High Way Construction And Development Co. Ltd., 4.38%, 12/04/20		7,375	7,348,376
Jinan West City Investment & Development Group Co. Ltd., 3.13%, 10/11/21		3,450	3,333,352
Nanjing Yangzi State-owned Assets Investment Group Co. Ltd., 4.50%, 12/05/27		4,065	4,011,427
Shanhai Hong Kong International Investments Ltd., 3.88%, 04/20/20		5,865	5,853,575
Wuhan State-Owned Assets Management Ltd. Co., 3.80%, 12/18/20		5,474	5,463,917
Yangzhou Urban Construction State-owned Asset Holding Group Co. Ltd., 4.38%, 12/19/20		2,880	2,891,704

			285,616,353
France — 0.1%
Coentreprise de Transport d’Electricite SA, 2.13%, 07/29/32	EUR	3,000	3,721,949
Electricite de France SA, 4.63%, 04/26/30		1,200	1,874,257
NEW Areva Holding SA, 4.88%, 09/23/24		11,900	15,983,215

			21,579,421
Hong Kong — 0.0%
China Cinda Finance 2017 I Ltd., 4.40%, 03/09/27	USD	8,600	8,715,438

India — 0.2%
Export-Import Bank of India, 3.38%, 08/05/26		1,371	1,346,127
Greenko Dutch BV, 5.25%, 07/24/24		7,950	8,047,785
Greenko Investment Co., 4.88%, 08/16/23		13,691	13,554,364
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27		6,976	6,986,903
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27		13,110	13,025,178
Power Finance Corp. Ltd., 3.75%, 12/06/27		15,000	14,679,735
Rural Electrification Corp. Ltd., 3.88%, 07/07/27		3,576	3,547,034

			61,187,126
Indonesia — 0.1%
Pertamina Persero PT:
5.63%, 05/20/43		11,189	12,171,439
6.45%, 05/30/44		21,398	25,623,591

			37,795,030
Italy — 0.0%
A2A SpA, 1.63%, 10/19/27	EUR	1,375	1,641,994

Mexico — 0.1%
Mexico City Airport Trust, 5.50%, 07/31/47 (b)	USD	43,206	42,665,925

Panama — 0.1%
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36 (b)		13,312	14,343,680

South Korea — 0.1%
Harvest Operations Corp., 3.00%, 09/21/22		16,310	16,101,069

Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 06/27/19		596	600,470

United Arab Emirates — 0.1%
Abu Dhabi Crude Oil Pipeline LLC, 3.65%, 11/02/29		22,075	21,916,987

40	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
United Arab Emirates (continued)
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23	USD	14,000	$14,161,000

			36,077,987

Total Foreign Agency Obligations — 2.5% (Cost: $795,611,234)			803,175,323

Foreign Government Obligations — 9.9%

Argentina — 1.4%
Argentina Bogar Bonds, 2.00%, 02/04/18(e)	ARS	260	116,809
Argentina Bonar Bonds:
22.56%, 03/11/19 (e)		55,840	3,009,493
26.00%, 03/01/20 (e)		111,681	6,266,129
8.00%, 10/08/20	USD	4,707	5,283,491
8.75%, 05/07/24 (o)		54,195	62,616,827
7.63%, 04/18/37		7,136	7,944,830
Argentina Treasury Bonds, 2.50%, 07/22/21	ARS	149,477	10,449,345
Argentine Bonos del Tesoro, 22.75%, 03/05/18		623,330	33,063,465
Provincia de Rio Negro, 7.75%, 12/07/25 (b)	USD	10,500	10,641,750
Republic of Argentina:
21.20%, 09/19/18	ARS	1,000,410	50,960,805
9.00%, 11/29/18	USD	27,629	28,982,878
6.25%, 04/22/19		115,552	120,578,512
2.25%, 04/28/20	ARS	224,716	14,671,370
3.38%, 10/12/20	CHF	4,210	4,460,539
5.25%, 01/15/28	EUR	7,836	9,773,751
7.82%, 12/31/33		28,009	39,115,596
6.25%, 11/09/47		19,243	23,392,953
7.13%, 06/28/17	USD	7,275	7,496,887

			438,825,430
Bahrain — 0.1%
Kingdom of Bahrain:
6.75%, 09/20/29 (b)		27,525	27,118,621
6.00%, 09/19/44 (b)		5,000	4,233,880
7.50%, 09/20/47		8,541	8,155,288

			39,507,789
Brazil — 0.1%
Brazil Letras do Tesouro Nacional, 0.00%, 01/01/19 (d)	BRL	55	15,523,062

China — 0.0%
People’s Republic of China, 3.30%, 07/04/23	CNH	38,000	5,542,085

Egypt — 0.1%
Arab Republic of Egypt:
5.75%, 04/29/20	USD	22,037	23,041,579
8.50%, 01/31/47		11,510	13,214,631

			36,256,210
Germany — 0.4%
Deutsche Bundesrepublik, 0.25%, 02/15/27	EUR	53,837	63,947,070
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 04/15/26		47,808	63,313,201

			127,260,271
Greece — 0.1%
Hellenic Republic:
3.50%, 01/30/23		3,551	4,232,541
3.75%, 01/30/28		4,806	5,594,062
3.90%, 01/30/33		5,020	5,639,029
4.00%, 01/30/37		4,002	4,445,908
4.20%, 01/30/42		3,927	4,358,582

			24,270,122

Security		Par (000)	Value
India — 0.2%
Republic of India, 7.59%, 03/20/29	INR	4,370,000	$68,309,616

Indonesia — 2.0%
Republic of Indonesia:
2.95%, 01/11/23	USD	30,980	30,738,883
8.38%, 03/15/24	IDR	55,568,000	4,553,611
4.13%, 01/15/25	USD	20,930	21,728,898
4.75%, 01/08/26		60,000	65,180,520
8.38%, 09/15/26	IDR	536,225,000	44,655,103
4.35%, 01/08/27	USD	20,000	21,167,560
7.00%, 05/15/27	IDR	544,671,000	42,072,247
3.50%, 01/11/28	USD	28,000	27,904,016
7.50%, 08/15/32	IDR	1,307,483,000	101,889,136
8.38%, 03/15/34		404,796,000	33,266,817
8.25%, 05/15/36		2,055,292,000	168,907,358
7.50%, 05/15/38		904,654,000	69,845,223
4.35%, 01/11/48	USD	12,450	12,630,923

			644,540,295
Italy — 0.5%
Buoni Poliennali Del Tesoro, 2.20%, 06/01/27	EUR	28,000	34,321,703
Buoni Poliennali Del Tesoro Inflation Linked Bonds, 2.10%, 09/15/21		79,299	105,549,272

			139,870,975
Japan — 1.3%
Government of Japan (10-Year Bond), 0.30%, 12/20/24	JPY	7,750,000	70,474,617
Government of Japan Inflation Linked Bonds, 0.10%, 03/10/27		35,034,151	330,220,305

			400,694,922
Lebanon — 0.3%
Lebanese Republic:
6.10%, 10/04/22	USD	33,083	32,150,523
6.65%, 04/22/24		11,375	11,108,711
6.25%, 11/04/24		17,860	17,152,208
6.85%, 03/23/27		38,031	36,711,933

			97,123,375
Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		9,360	9,361,516

Mexico — 0.4%
United Mexican States:
5.75%, 03/05/26	MXN	12,978	58,346,570
7.50%, 06/03/27		1,227	6,166,274
Series M, 4.75%, 06/14/18		9,568	48,020,290

			112,533,134
Mongolia — 0.0%
Mongolian People’s Republic:
7.50%, 06/30/18	CNH	20,000	3,081,916
5.63%, 05/01/23	USD	9,200	9,282,202

			12,364,118
Nigeria — 0.0%
Federal Republic of Nigeria:
6.50%, 11/28/27		3,835	3,996,162
7.63%, 11/28/47		1,190	1,276,237

			5,272,399
Pakistan — 0.0%
Islamic Republic of Pakistan, 6.88%, 12/05/27		4,900	4,912,867

Portugal — 0.0%
Republic of Portugal, 5.13%, 10/15/24		5,765	6,185,384

CONSOLIDATED SCHEDULE OF INVESTMENTS	41

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Russia — 1.0%
Russian Federation:
6.40%, 05/27/20	RUB	1,800,000	$30,924,078
7.50%, 08/18/21		3,591,735	63,451,388
7.40%, 12/07/22		556,335	9,786,669
4.75%, 05/27/26	USD	35,800	37,965,614
7.75%, 09/16/26	RUB	1,327,266	23,564,874
8.15%, 02/03/27		4,162,341	76,059,784
4.25%, 06/23/27	USD	61,000	62,799,500
7.05%, 01/19/28	RUB	1,204,933	20,328,605

			324,880,512
South Africa — 0.7%
Republic of South Africa:
5.50%, 03/09/20	USD	67,760	71,129,027
5.88%, 05/30/22		13,000	14,196,000
6.25%, 03/31/36	ZAR	759,628	44,176,674
6.50%, 02/28/41		335,297	19,127,282
8.75%, 02/28/48		938,865	68,803,305

			217,432,288
Spain — 0.4%
Kingdom of Spain, 1.50%, 04/30/27 (b)	EUR	113,016	136,232,934

Sri Lanka — 0.1%
Republic of Sri Lanka:
6.85%, 11/03/25	USD	8,700	9,598,214
11.75%, 06/15/27	LKR	2,110,000	15,023,942

			24,622,156
Tunisia — 0.0%
Banque Centrale de Tunisie International Bond, 4.50%, 06/22/20	EUR	6,820	8,559,778

Turkey — 0.5%
Republic of Turkey:
7.00%, 06/05/20	USD	41,835	45,132,435
10.70%, 02/17/21	TRY	35,100	8,827,087
5.63%, 03/30/21	USD	15,000	15,788,970
5.13%, 03/25/22 (o)		4,000	4,146,000
7.38%, 02/05/25		32,340	37,240,804
6.00%, 03/25/27		28,318	30,150,628
5.75%, 05/11/47		10,795	10,525,125

			151,811,049
United Arab Emirates — 0.1%
Emirate of Abu Dhabi, 4.13%, 10/11/47		32,450	32,096,944

United Kingdom — 0.2%
United Kingdom Gilt:
3.50%, 01/22/45	GBP	33,536	61,849,566
1.50%, 07/22/47		7,130	9,058,726

			70,908,292

Total Foreign Government Obligations — 9.9% (Cost: $3,097,834,989)			3,154,897,523

		Shares
Investment Companies — 2.7%
Financial Select Sector SPDR Fund		6,806,435	189,967,601
iShares Core MSCI Emerging Markets ETF (y)		772,158	36,384,085
iShares iBoxx $ High Yield Corporate Bond ETF (y)		3,349,816	292,304,944
iShares J.P. Morgan USD Emerging Markets Bond ETF (y)		1,195,180	138,760,398

Security		Shares	Value
iShares Short Maturity Bond ETF (y)		996,000	$49,919,520
SPDR Bloomberg Barclays High Yield Bond ETF		3,670,433	134,778,300

Total Investment Companies — 2.7% (Cost: $799,512,344)			842,114,848

		Par (000)
Non-Agency Mortgage-Backed Securities — 8.1%

Collateralized Mortgage Obligations — 3.3%
Cayman Islands — 0.1%
LSTAR Securities Investment Ltd., Series 2017-2, Class A1, (1 mo. LIBOR US + 2.000%), 3.57%, 02/01/22(a)(b)	USD	16,540	16,578,140
LSTAR Securities Investment Ltd. LLC, Series 2017-8, Class A, (1 mo. LIBOR US + 1.650%), 3.22%, 11/01/22 (a)(b)		4,939	4,915,117

			21,493,257
Ireland — 0.0%
Bluestep Mortgage Securities No.2 Ltd., Series 2, Class AB, (3 mo. STIBOR + 2.000%), 1.42%, 11/10/55 (a)	SEK	26,684	3,286,798

Italy — 0.0%
Berica 8 Residential MBS Srl, Series 8, Class A, (6 mo. EURIBOR + 0.200%), 0.00%, 03/31/48 (a)	EUR	1,092	1,308,682

Spain — 0.0%
SRF Fondo de Titulizacion:
Series 2017-1, Class D, 2.29%, 04/26/22		1,200	1,389,547
Series 2017-1, Class B, (3 mo. EURIBOR + 1.900%), 1.57%, 04/26/22 (a)		3,400	4,108,210
Series 2017-1, Class C, (3 mo. EURIBOR + 2.500%), 2.17%, 04/26/22 (a)		800	946,675

			6,444,432
United Kingdom — 0.7%
Auburn Securities 5 PLC, Series 5, Class A2, (1 mo. LIBOR GBP + 0.320%), 0.74%, 12/01/41 (a)	GBP	3,555	4,728,861
Castell PLC, Series 2017-1, Class X, (3 mo. LIBOR GBP + 4.200%), 4.62%, 10/25/44 (a)		6,029	8,137,936
Eurosail PLC:
Series 2006-4X, Class A3A, (3 mo. EURIBOR + 0.160%), 0.00%, 12/10/44 (a)	EUR	1,584	1,883,443
Series 2006-2X, Class A2C, (3 mo. LIBOR GBP + 0.160%), 0.49%, 12/15/44 (a)	GBP	11,571	15,480,665
Series 2006-4X, Class A3C, (3 mo. LIBOR GBP + 0.160%), 0.45%, 12/10/44 (a)		1,262	1,680,361
Eurosail-UK PLC:
Series 2007-4X, Class A3, (3 mo. LIBOR GBP + 0.950%), 1.25%, 06/13/45 (a)		1,964	2,661,746
Series 2007-4X, Class A4, (3 mo. LIBOR GBP + 0.950%), 1.25%, 06/13/45 (a)		3,832	4,921,460
Finsbury Square PLC:
Series 2016-1, Class B, (3 mo. LIBOR GBP + 2.850%), 3.38%, 02/16/58 (a)		4,585	6,315,235

42	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United Kingdom (continued)
Finsbury Square PLC: (continued)
Series 2016-2, Class B, (3 mo. LIBOR GBP + 1.800%), 2.33%, 08/16/58 (a)	GBP	2,890	$3,956,080
Series 2016-2, Class C, (3 mo. LIBOR GBP + 2.300%), 2.83%, 08/16/58 (a)		3,448	4,734,219
Series 2016-2, Class X, (3 mo. LIBOR GBP + 4.500%), 5.03%, 08/16/58 (a)		754	1,018,137
Series 2017-1, Class C, (3 mo. LIBOR GBP + 1.950%), 2.24%, 03/12/20 (a)		3,360	4,590,448
Gemgarto PLC, Series 2015-2, Class B, (3 mo. LIBOR GBP + 2.350%), 2.88%, 02/16/54 (a)		1,560	2,121,598
Gosforth Funding PLC,
Series 2014-1, Class A2, (3 mo. LIBOR GBP + 0.580%), 0.97%, 10/19/56 (a)		2,190	2,970,808
Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class BA, (3 mo. LIBOR GBP + 0.300%), 0.63%, 06/18/39 (a)		17,570	21,080,700
Hawksmoor Mortgages PLC, Series 2016-1, Class B, (3 mo. LIBOR GBP + 1.600%), 2.12%, 05/25/53 (a)		11,696	15,931,451
Ludgate Funding PLC:
Series 2007-1, Class BB, (3 mo. EURIBOR + 0.310%), 0.00%, 01/01/61 (a)	EUR	3,267	3,461,465
Series 2007-1, Class MB, (3 mo. EURIBOR + 0.240%), 0.00%, 01/01/61 (a)		2,723	2,956,515
Paragon Mortgages No. 10 PLC,
Series 10X, Class B1B, (3 mo. EURIBOR + 0.540%), 0.21%, 06/15/41 (a)		216	243,491
Paragon Mortgages No. 11 PLC, Series 11X, Class BB, (3 mo. EURIBOR + 0.480%), 0.15%, 10/15/41 (a)		879	995,767
Paragon Mortgages No. 12 PLC, Series 12X, Class B1B, (3 mo. EURIBOR + 0.480%), 0.15%, 11/15/38 (a)		1,090	1,231,272
Paragon Mortgages No. 13 PLC:
Series 13X, Class B1B, (3 mo. EURIBOR + 0.380%), 0.05%, 01/15/39 (a)		2,655	2,948,973
Series 13X, Class A2C, (3 mo. LIBOR US + 0.180%), 1.54%, 01/15/39 (a)	USD	3,768	3,609,273
Paragon Mortgages No. 14 PLC, Series 14X, Class BB, (3 mo. EURIBOR + 0.360%), 0.03%, 09/15/39 (a)	EUR	6,666	6,963,652
Paragon Mortgages No. 23 PLC, Series 23, Class C, (3 mo. LIBOR GBP + 2.200%), 2.58%, 01/15/43 (a)	GBP	4,450	6,084,013
Residential Mortgage Securities 29 PLC:
Series 29, Class B, (3 mo. LIBOR GBP + 1.400%), 1.91%, 12/20/46 (a)		10,055	13,704,736
Series 29, Class C, (3 mo. LIBOR GBP + 1.700%), 2.21%, 12/20/46 (a)		2,504	3,417,295
Residential Mortgage Securities 30 PLC, Series 30, Class C, (3 mo. LIBOR GBP + 1.700%), 2.21%, 09/20/21 (a)		610	830,231
Ripon Mortgages PLC, Series 1X, Class C1, (3 mo. LIBOR GBP + 1.500%), 1.87%, 08/20/56 (a)		15,430	20,836,768
RMAC Securities No. 1 PLC, Series 2007-NS1X, Class M1C, (3 mo. EURIBOR + 0.270%), 0.00%, 06/12/44 (a)	EUR	3,687	4,115,029

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United Kingdom (continued)
Residential Mortgage Securities 29 PLC: (continued)
Trinity Square PLC, Series 2015-1X, Class B, (3 mo. LIBOR GBP + 1.400%), 1.78%, 07/15/51 (a)	GBP	875	$1,194,687
Warwick Finance Residential Mortgages No. 1 PLC:
Series 1, Class A, (3 mo. LIBOR GBP + 1.000%), 1.33%, 09/21/49 (a)		10,449	14,209,169
Series 1, Class B, (3 mo. LIBOR GBP + 1.200%), 1.53%, 09/21/49 (a)		26,155	35,434,360
Warwick Finance Residential Mortgages No. Two PLC, Series 2, Class C, (3 mo. LIBOR GBP + 1.800%), 2.13%, 09/21/49 (a)		12,700	17,332,859

			241,782,703

United States — 2.5%
Ajax Mortgage Loan Trust, Series 2016-A, Class A, 4.25%, 08/25/64 (b)(f)	USD	12,713	12,911,298
American Home Mortgage Assets Trust:
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 1.76%, 10/25/46 (a)		10,471	7,659,623
Series 2006-3, Class 2A11, (12 mo. Federal Reserve Cumulative Average US + 0.940%), 2.00%, 10/25/46 (a)		4,684	4,077,507
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 1.98%, 11/25/46 (a)		14,067	8,007,284
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 07/25/46 (b)(f)		5,137	5,160,130
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (b)(f)		836	831,519
APS Resecuritization Trust:
Series 2016-1, Class 1MZ, 6.00%, 07/31/57 (b)(e)		16,835	5,451,776
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 4.40%, 09/27/46(a)(b)(c)		23,627	23,863,528
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 4.15%, 04/27/47 (a)(b)(c)		6,641	6,707,648
ARI Investments LLC, Series 2017-1, Class A, (1 mo. LIBOR US + 0.000%), 0.00%, 01/06/25 (a)(c)		9,350	9,350,000
Banc of America Funding Trust:
Series 2014-R2, Class 1C, 0.00%, 11/26/36 (b)(c)(e)		11,909	2,307,387
Series 2016-R2, Class 1A1, 4.70%, 05/01/33 (b)(c)(e)		5,189	5,302,516
BCAP LLC Trust, Series 2010-RR11, Class 4A1, 3.57%, 03/27/47 (b)(e)		7,242	7,268,643
Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, (1 mo. LIBOR US + 0.320%), 1.65%, 11/25/36 (a)		4,968	4,943,208
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.42%, 09/25/47 (e)		14,319	11,754,690
Bear Stearns Asset-Backed Securities I Trust:
Series 2005-AC9, Class A5, 6.25%, 12/25/35 (f)		4,969	4,873,069
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36 (f)		6,002	5,412,091

CONSOLIDATED SCHEDULE OF INVESTMENTS	43

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 1.83%, 08/25/36 (a)	USD	6,343	$6,377,881
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 1.72%, 03/25/37 (a)		282	251,977
Series 2007-AR3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.69%, 03/25/37 (a)		3,728	3,516,896
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.76%, 06/25/37 (a)		3,023	2,873,846
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		83,303	69,607,262
CIM Trust, Series 17-6, Class A1, 3.02%, 06/25/57 (b)(e)		50,223	49,704,180
Citicorp Mortgage Securities Trust, Series 2008-2, Class 1A1, 6.50%, 06/25/38		10,749	9,277,702
COLT LLC, Series 2015-1, Class A1V, (1 mo. LIBOR US + 3.000%), 4.55%, 12/26/45 (a)(b)		1,583	1,587,982
Countrywide Alternative Loan Trust:
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		6,095	4,721,080
Series 2006-15CB, Class A1, 6.50%, 06/25/36		1,056	842,398
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		4,653	3,971,342
Series 2007-25, Class 1A3, 6.50%, 11/25/37		33,292	25,720,649
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,312	988,237
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		7,094	5,247,338
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.350%), 1.90%, 06/25/35 (a)		13,754	12,461,733
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.300%), 1.85%, 01/25/36 (a)		4,247	3,460,088
Series 2006-23CB, Class 2A5, (1 mo. LIBOR US + 0.400%), 1.95%, 08/25/36 (a)		11,459	4,318,497
Series 2006-34, Class A3, (1 mo. LIBOR US + 0.700%), 2.25%, 11/25/46 (a)		8,124	4,704,536
Series 2006-OA11, Class A4, (1 mo. LIBOR US + 0.190%), 1.74%, 09/25/46 (a)		6,893	5,728,072
Series 2006-OA16, Class A4C, (1 mo. LIBOR US + 0.340%), 1.89%, 10/25/46 (a)		12,399	7,250,320
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.190%), 1.69%, 03/20/47 (a)		7,622	6,497,874
Series 2006-OA6, Class 1A2, (1 mo. LIBOR US + 0.210%), 1.76%, 07/25/46 (a)		12,651	12,143,740
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.230%), 1.78%, 11/25/36 (a)		4,501	3,565,065
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 1.80%, 07/25/46 (a)		7,100	5,615,794
Series 2007-OA3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.69%, 04/25/47 (a)		6,640	5,830,643
Series 2007-OA3, Class 2A2, (1 mo. LIBOR US + 0.180%), 1.73%, 04/25/47 (a)		1,052	73,117
Series 2007-OA7, Class A1B, (1 mo. LIBOR US + 0.140%), 1.69%, 05/25/47 (a)		6,836	6,611,047
Series 2007-OA8, Class 2A1, (1 mo. LIBOR US + 0.180%), 1.73%, 06/25/47 (a)		1,459	1,160,725
Series 2007-OH2, Class A2A, (1 mo. LIBOR US + 0.240%), 1.79%, 08/25/47 (a)		2,313	1,773,959
Series 2007-OH3, Class A1A, (1 mo. LIBOR US + 0.290%), 1.84%, 09/25/47 (a)		6,989	6,230,256
Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 1.730%), 2.79%, 11/25/46 (a)		22,761	19,748,327

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Countrywide Alternative Loan Trust: (continued)
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.840%), 1.90%, 03/25/47 (a)	USD	19,866	$16,284,611
Series 2006-J7, Class 2A1, (Cost of Funds for the 11th District of San Franciso + 1.500%), 2.23%, 11/20/46 (a)		8,399	5,741,739
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 3.45%, 11/25/35 (e)		2,945	2,579,282
Series 2007-15, Class 2A2, 6.50%, 09/25/37		22,306	17,330,129
Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.200%), 1.75%, 04/25/46 (a)		2,381	2,168,257
Series 2006-OA4, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.960%), 2.02%, 04/25/46 (a)		36,380	19,241,079
Credit Suisse Commercial Mortgage Trust:
Series 2014-2R, Class 28A1, 3.00%, 06/27/37 (b)(e)		4,846	4,587,410
Series 2014-4R, Class 16A3, (1 mo. LIBOR US + 0.200%), 1.44%, 02/27/36 (a)(b)		3,750	3,428,270
Series 2014-9R, Class 3A1, (1 mo. LIBOR US + 1.500%), 1.83%, 11/27/37 (a)(b)		10,446	10,339,738
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 1.45%, 08/27/36 (a)(b)(c)		5,854	4,980,817
Credit Suisse Mortgage Capital Certificates:
Series 17-2, Class CERT, 0.00%, 02/01/47 (b)(c)		8,528	8,446,298
Series 2009-12R, Class 3A1, 6.50%, 10/27/37 (b)		21,215	14,005,099
Series 2011-5R, Class 3A1, 3.63%, 09/27/47 (b)(e)		666	653,385
Series 2014-11R, Class 16A1, 3.17%, 09/27/47 (b)(e)		12,150	12,260,544
Series 2013-5R, Class 1A6, (1 mo. LIBOR US + 0.250%), 1.63%, 02/27/36 (a)(b)		3,673	3,392,459
Series 2015-4R, Class 1A2, (1 mo. LIBOR US + 0.150%), 1.39%, 11/27/36 (a)(b)(c)		2,334	2,024,236
Series 2015-4R, Class 1A4, (1 mo. LIBOR US + 0.150%), 1.39%, 10/27/36 (a)(b)(c)		6,805	4,289,096
Series 2015-6R, Class 5A1, (1 mo. LIBOR US + 0.180%), 1.51%, 03/27/36 (a)(b)		4,326	4,151,889
Series 2015-6R, Class 5A2, (1 mo. LIBOR US + 0.180%), 1.51%, 03/27/36 (a)(b)		11,966	6,530,973
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. LIBOR US + 1.350%), 2.90%, 11/25/35 (a)		4,016	1,661,046
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 07/25/46 (b)		6,585	6,680,375
Deutsche Alt-A Securities Mortgage Loan Trust:
Series 2007-OA4, Class 1A1B, (1 mo. LIBOR US + 0.130%), 1.68%, 08/25/47 (a)		3,739	3,530,179
Series 2007-OA4, Class A2A, (1 mo. LIBOR US + 0.170%), 1.72%, 08/25/47 (a)		6,113	4,330,863
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, (1 mo. LIBOR US + 0.500%), 2.05%, 01/27/37 (a)(b)		1,631	3,249,075
Deutsche Alt-B Securities Mortgage Loan Trust:
Series 2006-AB3, Class A3, 6.51%, 07/25/36 (e)		2,204	1,868,665

44	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Deutsche Alt-B Securities Mortgage Loan Trust: (continued)
Series 2006-AB3, Class A8, 6.36%, 07/25/36 (e)	USD	1,402	$1,188,300
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 3.06%, 03/25/36 (a)		3,042	2,826,403
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, (1 mo. LIBOR US + 0.350%), 1.90%, 01/25/35 (a)(b)		5,398	4,828,370
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.350%), 1.90%, 03/25/35 (a)(b)		6,520	5,969,481
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.350%), 1.90%, 01/25/36 (a)(b)		4,975	4,288,785
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.72%, 01/25/35 (e)		1,288	1,300,625
HarborView Mortgage Loan Trust:
Series 2007-3, Class 2A1B, (1 mo. LIBOR US + 0.230%), 1.73%, 05/19/47 (a)		2,177	1,710,749
Series 2007-4, Class 2A2, (1 mo. LIBOR US + 0.250%), 1.75%, 07/19/47 (a)		2,981	2,597,717
Impac CMB Trust, Series 2005-7, Class A1, (1 mo. LIBOR US + 0.520%), 2.07%, 11/25/35 (a)		4,283	3,682,482
IndyMac IMJA Mortgage Loan Trust, Series 2007-A2, Class 3A1, 7.00%, 10/25/37		12,329	8,897,217
IndyMac INDX Mortgage Loan Trust:
Series 2007-AR19, Class 3A1, 3.42%, 09/25/37 (e)		7,582	5,376,925
Series 2007-FLX2, Class A1A, (1 mo. LIBOR US + 0.160%), 1.49%, 04/25/37 (a)		8,462	8,078,204
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.240%), 1.57%, 08/25/37 (a)		4,002	3,534,126
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 2A1, 3.67%, 05/25/37 (e)		2,298	2,299,315
JPMorgan Madison Avenue Securities Trust, Series 2014-1, Class M2, (1 mo. LIBOR US + 4.250%), 5.58%, 11/25/24 (a)(b)(c)		5,532	6,022,364
JPMorgan Mortgage Trust:
Series 2007-A1, Class 4A1, 3.73%, 07/25/35 (e)		81	82,159
Series 2017-2, Class A6, 3.00%, 05/25/47 (b)(e)		6,354	6,365,642
MASTR Resecuritization Trust, Series 2008-3, Class A1, 1.76%, 08/25/37 (b)(c)(e)		3,650	2,774,783
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. LIBOR US + 0.210%), 1.76%, 04/25/37 (a)		7,045	5,875,179
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, (12 mo. Federal Reserve Cumulative Average US + 0.750%), 1.75%, 06/26/47 (a)(b)(c)		4,037	3,787,713
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 1.59%, 04/16/36 (a)(b)		31,561	26,786,323
Nomura Asset Acceptance Corp. Alternative Loan Trust:
Series 2001-R1A, Class A, 6.82%, 02/19/30 (b)(e)		1,678	1,650,538

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Nomura Asset Acceptance Corp. Alternative Loan Trust: (continued)
Series 2006-AF1, Class 1A4, 6.63%, 05/25/36 (f)	USD	1,973	$847,819
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.420%), 1.97%, 04/25/47 (a)		1,580	1,276,481
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.85%, 11/26/35 (b)(e)		5,276	4,825,008
RALI Trust:
Series 2007-QH9, Class A1, 2.39%, 11/25/37 (e)		1,417	1,231,315
Series 2006-QO6, Class A2, (1 mo. LIBOR US + 0.230%), 1.78%, 06/25/46 (a)		4,391	2,074,888
Series 2007-QH1, Class A1, (1 mo. LIBOR US + 0.160%), 1.71%, 02/25/37 (a)		4,497	4,100,258
Series 2007-QH6, Class A1, (1 mo. LIBOR US + 0.190%), 1.74%, 07/25/37 (a)		7,461	7,008,804
RBSSP Resecuritization Trust, Series 2013-2, Class 1A2, (1 mo. LIBOR US + 0.200%), 1.54%, 12/26/36 (a)(b)		3,275	3,119,095
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 1.89%, 06/25/35 (a)(b)		3,353	3,094,799
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 1.95%, 09/25/35 (a)(b)		5,269	4,671,833
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class M2, 4.75%, 07/25/56 (b)(e)		4,085	3,967,099
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-11, Class 1A1, 3.39%, 05/25/35 (e)		1,811	1,525,810
Series 2006-3, Class 4A, 3.46%, 04/25/36 (e)		3,765	3,245,191
Series 2007-2, Class 3A3, 3.60%, 04/25/37 (e)		1,815	1,537,468
Structured Asset Mortgage Investments II Trust:
Series 2006-AR2, Class A1, (1 mo. LIBOR US + 0.230%), 1.56%, 02/25/36 (a)		3,826	3,619,465
Series 2006-AR4, Class 3A1, (1 mo. LIBOR US + 0.190%), 1.74%, 06/25/36 (a)		8,881	8,304,890
Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.76%, 05/25/46 (a)		2,305	1,948,911
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (b)		4,718	4,074,817
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR2, Class B1, (1 mo. LIBOR US + 0.530%), 2.08%, 01/25/45 (a)		1,792	1,240,652
Series 2007-OA5, Class 1A, (12 mo. Federal Reserve Cumulative Average US + 0.750%), 1.75%, 06/25/47 (a)		6,083	5,767,600
Series 2006-AR15, Class 2A, (Cost of Funds for the 11th District of San Franciso + 1.500%), 2.24%, 11/25/46 (a)		2,068	1,951,817
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 05/25/36 (f)		7,436	6,228,254
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		8,021	7,285,854

CONSOLIDATED SCHEDULE OF INVESTMENTS	45

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
United States (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust: (continued)
Series 2006-8, Class A4, 4.51%, 10/25/36 (f)	USD	5,356	$3,456,924
Series 2007-OA1, Class 2A, (12 mo. Federal Reserve Cumulative Average US + 0.720%), 1.72%, 12/25/46 (a)		11,442	9,069,787
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class CRB1, 3.53%, 10/25/35 (e)		2,977	2,613,802

			789,512,035

Total Collateralized Mortgage Obligations — 3.3% (Cost: $1,035,848,174)			1,063,827,907

Commercial Mortgage-Backed Securities — 4.4%
Cayman Islands — 0.1%
Resource Capital Corp. Ltd.:
Series 2017-CRE5, Class A, (1 mo. LIBOR US + 0.800%), 2.28%, 07/15/34 (a)(b)		8,036	8,041,365
Series 2017-CRE5, Class B, (1 mo. LIBOR US + 2.000%), 3.48%, 07/15/34 (a)(b)		2,630	2,629,993
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (b)(c)		3,105	3,073,908

			13,745,266
Ireland — 0.1%
Taurus DAC:
Series 2017-UK2, Class B, (3 mo. LIBOR GBP + 1.400%), 1.91%, 11/17/27 (a)	GBP	3,649	4,926,923
Series 2017-UK2, Class C, (3 mo. LIBOR GBP + 1.850%), 2.36%, 11/17/27 (a)		2,024	2,732,815
Series 2017-UK2, Class D, (3 mo. LIBOR GBP + 2.500%), 3.01%, 11/17/27 (a)		1,790	2,416,850
Taurus DEU DAC:
Series 2016-DE2, Class C, (3 mo. EURIBOR + 2.850%), 2.85%, 01/03/27 (a)	EUR	2,324	2,827,077
Series 2016-DE2, Class D, (3 mo. EURIBOR + 3.750%), 3.75%, 01/03/27 (a)		2,539	3,088,935
Taurus DEU Ltd., Series 2015-DE2, Class D, (3 mo. EURIBOR + 2.200%), 2.10%, 02/01/20 (a)		3,080	3,701,536
Taurus Ltd., Series 2015-DE2, Class E, (3 mo. EURIBOR + 3.500%), 3.40%, 02/01/26 (a)		7,915	9,612,978

			29,307,114
Italy — 0.0%
Fondi Immobili Pubblici Funding SRL, Series 1, Class A2, (6 mo. EURIBOR + 0.980%), 0.71%, 01/10/23 (a)		6,381	7,553,417

United Kingdom — 0.2%
Canary Wharf Finance II PLC:
Series II, Class C2, (3 mo. LIBOR GBP + 1.375%), 1.77%, 10/22/37 (a)	GBP	2,100	2,497,473
Series II, Class D2, (3 mo. LIBOR GBP + 2.100%), 2.50%, 10/22/37 (a)		14,689	17,256,231
Logistics UK PLC, Series 2015-1X, Class E, (3 mo. LIBOR GBP + 3.400%), 3.93%, 08/20/25 (a)		22,075	29,803,780

			49,557,484

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States — 4.0%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37 (b)(e)	USD	17,490	$16,436,294
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.120%), 3.60%, 09/15/34 (a)(b)		13,310	13,276,822
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29 (b)		1,850	2,020,338
Atrium Hotel Portfolio Trust:
Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.950%), 3.43%, 11/15/19 (a)(b)(c)		14,575	14,407,387
Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.050%), 4.53%, 11/15/19 (a)(b)(c)		6,300	6,229,440
Aventura Mall Trust, Series 2013-AVM, Class E, 3.74%, 12/05/32 (b)(e)		3,896	3,933,512
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 01/15/49 (e)		1,602	1,622,550
Series 2007-5, Class AM, 5.77%, 02/10/51 (e)		2,236	2,234,881
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2015-200P, Class F, 3.60%, 04/14/33 (b)(e)		6,531	6,263,373
Series 2016-ISQ, Class E, 3.61%, 08/14/34 (b)(c)(e)		18,000	16,235,156
Series 2013-DSMZ, Class M, (1 mo. LIBOR US + 5.690%), 6.94%, 09/15/18 (a)(b)		19,320	19,319,807
Series 2013-DSNY, Class A, (1 mo. LIBOR US + 1.050%), 2.53%, 09/15/26 (a)(b)		7,000	7,014,058
Series 2013-DSNY, Class E, (1 mo. LIBOR US + 2.600%), 4.08%, 09/15/26 (a)(b)		100	100,055
Series 2013-DSNY, Class F, (1 mo. LIBOR US + 3.500%), 4.98%, 09/15/26 (a)(b)		7,683	7,675,127
Series 2014-FL1, Class D, (1 mo. LIBOR US + 4.000%), 5.25%, 12/15/31 (a)(b)		7,475	7,275,373
Series 2015-ASHF, Class B, (1 mo. LIBOR US + 1.710%), 3.19%, 01/15/28 (a)(b)		3,110	3,116,576
Series 2015-ASHF, Class C, (1 mo. LIBOR US + 2.000%), 3.48%, 01/15/28 (a)(b)		1,140	1,141,289
Series 2017-SCH, Class CL, (1 mo. LIBOR US + 1.500%), 2.75%, 11/15/20 (a)(b)		2,560	2,560,712
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.000%), 3.25%, 11/15/32 (a)(b)		5,070	5,069,990
BANK, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		3,880	3,996,788
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, (1 mo. LIBOR US + 0.310%), 1.86%, 08/25/35 (a)(b)		5,769	5,470,099
Series 2005-4A, Class A1, (1 mo. LIBOR US + 0.300%), 1.85%, 01/25/36 (a)(b)		1,155	1,076,345
Series 2005-4A, Class A2, (1 mo. LIBOR US + 0.390%), 1.94%, 01/25/36 (a)(b)		325	304,409
Series 2005-4A, Class M1, (1 mo. LIBOR US + 0.450%), 2.00%, 01/25/36 (a)(b)		869	808,819
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 1.69%, 04/25/36 (a)(b)		1,406	1,335,987
Series 2006-3A, Class A1, (1 mo. LIBOR US + 0.250%), 1.80%, 10/25/36 (a)(b)		2,208	2,082,530
Series 2006-3A, Class A2, (1 mo. LIBOR US + 0.300%), 1.85%, 10/25/36 (a)(b)		2,395	2,263,492

46	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Bayview Commercial Asset Trust: (continued)
Series 2006-4A, Class A1, (1 mo. LIBOR US + 0.230%), 1.78%, 12/25/36 (a)(b)	USD	3,418	$3,268,276
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.270%), 1.60%, 07/25/37 (a)(b)		5,094	4,863,119
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.450%), 2.00%, 09/25/37 (a)(b)		22,426	21,286,157
Series 2007-5A, Class A3, (1 mo. LIBOR US + 1.000%), 2.55%, 10/25/37 (a)(b)		1,307	1,259,620
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 3.05%, 12/25/37 (a)(b)		5,310	3,920,542
Series 2008-4, Class A3, (1 mo. LIBOR US + 2.750%), 4.30%, 07/25/38 (a)(b)		548	610,000
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/20 (b)(e)		220	213,163
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36 (b)(e)		2,313	2,248,725
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, (1 mo. LIBOR US + 1.500%), 3.07%, 07/05/33 (a)(b)		12,265	12,321,976
BWAY Mortgage Trust:
Series 2013-1515, Class D, 3.63%, 03/10/33 (b)		9,570	9,570,413
Series 2013-1515, Class E, 3.72%, 03/10/33 (b)		650	646,600
Series 2013-1515, Class F, 3.93%, 03/10/33 (b)(e)		19,708	19,330,135
Series 2015-1740, Class E, 4.45%, 01/10/35 (b)(e)		9,438	9,166,606
BXP Trust:
Series 2017-CC, Class D, 3.55%, 08/13/37 (b)(c)(e)		4,370	4,178,900
Series 2017-CC, Class E, 3.55%, 08/13/22 (b)(c)(e)		8,160	7,231,800
Series 2017-GM, Class D, 3.42%, 06/13/39 (b)(e)		24,150	23,162,608
Series 2017-GM, Class E, 3.42%, 06/13/39 (b)(e)		5,530	5,171,971
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class D, 4.35%, 10/15/22 (b)(e)		3,340	3,408,374
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29 (b)(e)		1,830	1,838,349
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50 (e)		4,149	4,266,883
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		1,090	1,142,117
Series 2016-C3, Class D, 3.05%, 01/10/48 (b)(e)		1,610	1,190,821
Series 2016-C4, Class C, 4.88%, 05/10/58 (e)		7,780	8,027,678
CGBAM Commercial Mortgage Trust:
Series 2015-SMRT, Class E, 3.79%, 04/10/28 (b)(e)		9,313	9,295,947
Series 2015-SMRT, Class F, 3.79%, 04/10/28 (b)(e)		670	661,924
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class D, (1 mo. LIBOR US + 1.700%), 3.18%, 05/15/30 (a)(b)		385	385,000

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class A, (1 mo. LIBOR US + 0.790%), 2.27%, 07/15/28 (a)(b)	USD	10,630	$10,643,230
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 3.08%, 07/15/28 (a)(b)		8,490	8,489,986
Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.150%), 3.63%, 07/15/19 (a)(b)		13,000	12,999,969
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4, 3.46%, 08/15/50		2,330	2,392,961
Chicago Skyscraper Trust:
Series 2017-SKY, Class D, (1 mo. LIBOR US + 2.250%), 3.73%, 02/15/30 (a)(b)		4,570	4,598,375
Series 2017-SKY, Class E, (1 mo. LIBOR US + 3.300%), 4.78%, 02/15/30 (a)(b)		9,820	9,880,961
Series 2017-SKY, Class F, (1 mo. LIBOR US + 4.100%), 5.58%, 02/15/30 (a)(b)		1,200	1,207,446
CHT Mortgage Trust, Series 2017-CSMO, Class A, (1 mo. LIBOR US + 0.930%), 2.31%, 11/15/19 (a)(b)		2,110	2,113,285
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class D, 3.52%, 05/10/35 (b)(e)		720	718,794
Series 2013-375P, Class E, 3.52%, 05/10/35 (b)(e)		3,761	3,632,532
Series 2014-GC19, Class C, 4.90%, 03/10/47 (e)		1,156	1,207,543
Series 2015-GC27, Class C, 4.43%, 02/10/48 (e)		14,540	13,838,999
Series 2016-C1, Class C, 4.95%, 05/10/49 (e)		4,100	4,329,545
Series 2016-GC37, Class C, 4.92%, 04/10/49 (e)		2,110	2,231,938
Series 2016-GC37, Class D, 2.79%, 04/10/49 (b)		2,640	2,045,796
Series 2016-P3, Class C, 4.84%, 04/15/49 (e)		340	359,696
Series 2016-SMPL, Class D, 3.52%, 09/10/31 (b)(c)		920	919,066
Series 2016-SMPL, Class E, 4.51%, 09/10/31 (b)		1,780	1,775,120
Series 2015-SHP2, Class F, (1 mo. LIBOR US + 5.200%), 6.68%, 07/15/27 (a)(b)		1,080	1,084,492
Series 2015-SSHP, Class D, (1 mo. LIBOR US + 3.050%), 4.53%, 09/15/27 (a)(b)		3,425	3,439,721
Citigroup/Deutsche Bank Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		5,341	5,461,098
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR US + 3.500%), 4.93%, 06/11/32 (a)(b)		4,035	4,043,821
Commercial Mortgage Pass-Through Certificates:
Series 2005-C6, Class F, 5.65%, 06/10/44 (b)(e)		1,374	1,407,285
Series 2013-300P, Class D, 4.39%, 08/10/30 (b)(e)		750	781,356
Series 2013-GAM, Class A2, 3.37%, 02/10/28 (b)		845	852,428
Series 2014-CR15, Class C, 4.77%, 02/10/47 (e)		670	698,689
Series 2015-3BP, Class F, 3.24%, 02/10/35 (b)(e)		3,810	3,521,657

CONSOLIDATED SCHEDULE OF INVESTMENTS	47

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Commercial Mortgage Pass-Through Certificates: (continued)
Series 2015-CR23, Class C, 4.25%, 05/10/48 (e)	USD	1,940	$1,924,018
Series 2015-CR23, Class CMD, 3.68%, 05/10/48 (b)(e)		13,523	13,370,289
Series 2015-CR23, Class CME, 3.68%, 05/10/48 (b)(e)		7,850	7,637,712
Series 2015-CR23, Class D, 4.25%, 05/10/48 (e)		12,730	10,942,635
Series 2015-CR23, Class E, 3.23%, 05/10/48 (b)		4,020	2,596,890
Series 2015-CR25, Class C, 4.55%, 08/10/48 (e)		290	297,228
Series 2015-CR25, Class D, 3.80%, 08/10/48 (e)		2,015	1,688,037
Series 2015-LC19, Class C, 4.26%, 02/10/48 (e)		1,877	1,912,143
Series 2015-LC19, Class D, 2.87%, 02/10/48 (b)		8,966	7,408,136
Series 2015-LC21, Class C, 4.31%, 07/10/48 (e)		6,490	6,405,485
Series 2017-COR2, Class D, 3.00%, 09/10/50 (b)		1,367	1,105,682
Series 2014-FL5, Class HFL1, (1 mo. LIBOR US + 3.250%), 4.50%, 07/15/31 (a)(b)(c)		6,988	6,759,016
Series 2014-PAT, Class D, (1 mo. LIBOR US + 2.150%), 3.38%, 08/13/27 (a)(b)		1,447	1,447,225
Series 2014-PAT, Class E, (1 mo. LIBOR US + 3.150%), 4.58%, 08/13/27 (a)(b)		2,500	2,535,711
Series 2014-PAT, Class F, (1 mo. LIBOR US + 2.440%), 3.87%, 08/13/27 (a)(b)		15,170	15,153,102
Series 2014-PAT, Class G, (1 mo. LIBOR US + 1.593%), 2.83%, 08/13/27 (a)(b)(c)		11,827	11,353,920
Series 2014-TWC, Class B, (1 mo. LIBOR US + 1.600%), 3.03%, 02/13/32 (a)(b)		9,430	9,466,399
Series 2014-TWC, Class E, (1 mo. LIBOR US + 3.250%), 4.68%, 02/13/32 (a)(b)		20,035	20,152,321
Commercial Mortgage Trust:
Series 2016-667M, Class D, 3.18%, 10/10/36 (b)(e)		1,840	1,729,082
Series 2017-DLTA, Class E, (1 mo. LIBOR US + 1.960%), 3.44%, 08/15/35 (a)(b)		5,280	5,210,621
Series 2017-DLTA, Class F, (1 mo. LIBOR US + 2.580%), 4.06%, 08/15/35 (a)(b)		4,860	4,786,420
Core Industrial Trust:
Series 2015-CALW, Class G, 3.85%, 02/10/34 (b)(e)		29,865	28,909,646
Series 2015-TEXW, Class D, 3.85%, 02/10/34 (b)(e)		4,140	4,214,421
Series 2015-TEXW, Class F, 3.85%, 02/10/34 (b)(e)		16,810	16,527,483
Series 2015-WEST, Class E, 4.23%, 02/10/37 (b)(e)		1,476	1,486,608
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.29%, 11/12/43 (b)(e)		157	156,882
Credit Suisse Commercial Mortgage Trust, Series 2015-DEAL, Class A, (1 mo. LIBOR US + 1.320%), 2.80%, 04/15/29 (a)(b)		9,687	9,687,435
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2004-C4, Class F, 5.23%, 10/15/39 (b)(e)		1,792	1,827,077

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Credit Suisse First Boston Mortgage Securities Corp.: (continued)
Series 2005-C2, Class AMFX, 4.88%, 04/15/37	USD	912	$894,821
Series 2005-C3, Class B, 4.88%, 07/15/37		946	944,747
Series 2005-C3, Class C, 4.95%, 07/15/37 (e)		540	552,897
Credit Suisse Mortgage Capital Certificates:
Series 17-1, Class A, 4.50%, 03/25/21 (b)		52,447	52,866,411
Series 17-1, Class CERT, 8.75%, 03/25/21 (b)(c)		22,385	16,077,754
Series 2015-DEAL, Class D, (1 mo. LIBOR US + 3.100%), 4.58%, 04/15/29 (a)(b)		5,600	5,600,000
Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 3.08%, 11/15/33 (a)(b)		2,070	2,082,760
Series 2017-CHOP, Class E, (1 mo. LIBOR US + 3.300%), 4.78%, 07/15/32 (a)(b)		5,665	5,679,055
CSMC Trust:
Series 2017-TIME, Class A, 3.65%, 11/13/27 (b)		2,190	2,254,816
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.950%), 2.43%, 12/15/19 (a)(b)		2,310	2,309,998
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49 (b)(e)		8,341	6,861,536
Deutsche Bank UBS Mortgage Trust:
Series 2017-BRBK, Class A, 3.45%, 10/10/34 (b)		6,680	6,824,895
Series 2017-BRBK, Class E, 3.53%, 10/10/24 (b)(c)(e)		11,990	11,382,984
Series 2017-BRBK, Class F, 3.53%, 10/10/24 (b)(c)(e)		2,300	2,094,264
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35 (b)(e)		3,210	3,315,850
FREMF Mortgage Trust:
Series 2015-K48, Class B, 3.64%, 08/25/48 (b)(e)		2,070	2,092,620
Series 2017-K64, Class B, 3.98%, 03/25/27 (b)(e)		6,196	6,265,671
Series 2017-K69, Class C, 3.73%, 09/25/27 (b)(e)		947	902,948
Series 2017-K725, Class C, 3.88%, 02/25/24 (b)(e)		1,500	1,455,468
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.38%, 12/15/34 (b)(e)		9,604	9,543,806
Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (b)(e)		4,190	4,136,643
Series 2015-NRF, Class AFL1, (1 mo. LIBOR US + 1.300%), 2.55%, 12/15/34 (a)(b)		1,051	1,051,550
GP Portfolio Trust, Series 2014-GPP, Class E, (1 mo. LIBOR US + 4.100%), 5.58%, 02/15/27 (a)(b)		14,390	14,139,241
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28 (b)(e)		26,992	26,909,337
GS Mortgage Securities Corp Trust:
Series 2017-500K, Class D, (1 mo. LIBOR US + 1.300%), 2.78%, 07/15/32 (a)(b)		620	620,622
Series 2017-500K, Class E, (1 mo. LIBOR US + 1.500%), 2.98%, 07/15/19 (a)(b)		1,270	1,271,102
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.800%), 3.28%, 07/15/19 (a)(b)		520	520,755
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.500%), 3.98%, 07/15/19 (a)(b)		340	340,098

48	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class H, 5.71%, 05/03/32 (b)	USD	790	$905,833
Series 2013-KING, Class E, 3.44%, 12/10/27 (b)(e)		14,850	14,692,752
GS Mortgage Securities Trust:
Series 2014-GC20, Class B, 4.53%, 04/10/47 (e)		370	375,222
Series 2014-GC22, Class D, 4.65%, 06/10/47 (b)(e)		2,719	2,292,079
Series 2015-GC32, Class D, 3.35%, 07/10/48		1,887	1,561,321
Series 2016-RENT, Class C, 4.07%, 02/10/29 (b)(e)		1,450	1,477,799
Series 2017-GS7, Class A4, 3.43%, 08/10/50		2,680	2,729,937
Series 2017-GS7, Class D, 3.00%, 08/10/50 (b)		1,409	1,214,667
Series 2017-GS7, Class E, 3.00%, 08/10/50 (b)		500	413,939
IMT Trust:
Series 2017-APTS, Class AFX, 3.48%, 06/15/34 (b)		4,090	4,173,973
Series 2017-APTS, Class DFX, 3.50%, 06/15/34 (b)(e)		1,350	1,316,387
Series 2017-APTS, Class EFX, 3.50%, 06/15/24 (b)(e)		2,090	2,009,319
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.12%, 12/15/48 (b)(e)		4,979	4,750,962
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2002-CIB4, Class C, 6.45%, 05/12/34 (b)(e)		433	434,212
Series 2003-PM1A, Class G, 6.14%, 08/12/40 (b)(c)(e)		2,982	3,038,521
Series 2014-C22, Class A4, 3.80%, 09/15/47		1,600	1,676,858
Series 2014-DSTY, Class A, 3.43%, 06/10/27 (b)		4,945	4,980,873
Series 2015-JP1, Class D, 4.24%, 01/15/49 (e)		7,843	7,383,974
Series 2015-UES, Class E, 3.62%, 09/05/32 (b)(e)		17,360	17,316,761
Series 2016-NINE, Class A, 2.85%, 10/06/38 (b)(e)		12,450	12,194,969
Series 2017-JP5, Class D, 4.65%, 03/15/50 (b)(e)		4,720	4,660,939
Series 2017-JP7, Class B, 4.05%, 09/15/50		840	859,195
Series 2008-C2, Class A4FL, (1 mo. LIBOR US + 1.500%), 2.94%, 02/12/51 (a)		1,841	1,830,411
Series 2014-CBM, Class E, (1 mo. LIBOR US + 3.850%), 5.33%, 10/15/29 (a)(b)		3,415	3,415,000
Series 2014-FL4, Class C, (1 mo. LIBOR US + 2.200%), 3.45%, 12/15/30 (a)(b)		10,910	10,939,515
Series 2014-FL6, Class BAT1, (1 mo. LIBOR US + 4.000%), 5.25%, 11/15/31 (a)(b)		4,704	4,698,743
Series 2014-FL6, Class BAT2, (1 mo. LIBOR US + 5.250%), 6.50%, 11/15/31 (a)(b)		710	708,949
Series 2014-FL6, Class DFW1, (1 mo. LIBOR US + 3.750%), 5.00%, 11/15/31 (a)(b)		10,330	10,402,574
Series 2014-FL6, Class DFW2, (1 mo. LIBOR US + 4.500%), 5.75%, 11/15/31 (a)(b)		5,640	5,679,314
Series 2014-PHH, Class B, (1 mo. LIBOR US + 1.850%), 3.33%, 08/15/27 (a)(b)		5,860	5,860,003

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
JPMorgan Chase Commercial Mortgage Securities Trust: (continued)
Series 2015-SGP, Class A, (1 mo. LIBOR US + 1.700%), 3.18%, 07/15/36 (a)(b)	USD	2,905	$2,916,007
Series 2016-WPT, Class A, (1 mo. LIBOR US + 1.450%), 2.93%, 10/15/33 (a)(b)		6,570	6,586,433
Series 2017-MAUI, Class D, (1 mo. LIBOR US + 1.950%), 3.43%, 07/15/34 (a)(b)		1,270	1,270,405
Series 2017-MAUI, Class E, (1 mo. LIBOR US + 2.950%), 4.43%, 07/15/19 (a)(b)		6,870	6,872,199
Series 2017-MAUI, Class F, (1 mo. LIBOR US + 3.750%), 5.23%, 07/15/19 (a)(b)			660
			660,418
Ladder Capital Commercial Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31 (b)(e)		6,730	6,540,983
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AMFL, 6.11%, 07/15/40 (b)		2,530	2,529,306
Lehman Brothers Small Balance Commercial Mortgage Trust:
Series 2006-2A, Class M2, (1 mo. LIBOR US + 0.390%), 1.94%, 09/25/36 (a)(b)		1,800	1,675,976
Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.250%), 1.80%, 03/25/37 (a)(b)		5,755	5,362,112
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, (1 mo. LIBOR US + 1.800%), 3.28%, 09/15/28 (a)(b)		4,295	4,308,247
Series 2015-LSP, Class D, (1 mo. LIBOR US + 4.000%), 5.48%, 09/15/28 (a)(b)		2,995	3,033,817
Series 2015-LSP, Class E, (1 mo. LIBOR US + 5.600%), 7.08%, 09/15/28 (a)(b)		15,972	16,219,990
MAD Mortgage Trust:
Series 2017-330M, Class D, 3.98%, 08/15/34 (b)(e)		2,925	2,935,120
Series 2017-330M, Class E, 4.03%, 08/15/24 (b)(e)		8,020	7,705,375
Madison Avenue Trust:
Series 2013-650M, Class D, 4.03%, 10/12/32 (b)(e)		8,002	8,113,645
Series 2013-650M, Class E, 4.03%, 10/12/32 (b)(e)		11,095	10,928,376
Merrill Lynch Mortgage Trust:
Series 2005-MKB2, Class F, 6.32%, 09/12/42 (b)(e)		3,650	3,872,104
Series 2008-C1, Class AJ, 6.45%, 02/12/51 (e)		2,305	2,302,283
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C23, Class D, 4.13%, 07/15/50 (b)(e)		4,449	3,875,022
Series 2015-C25, Class C, 4.53%, 10/15/48 (e)		3,360	3,461,731
Series 2015-C25, Class D, 3.07%, 10/15/48	.	3,045	2,472,200
Series 2015-C26, Class D, 3.06%, 10/15/48 (b)		10,035	8,098,161
Series 2017-C33, Class C, 4.56%, 05/15/50 (e)		2,270	2,330,045
Morgan Stanley Capital I Trust:
Series 2005-IQ9, Class AJ, 4.77%, 07/15/56	.	236	235,988
Series 2006-IQ11, Class C, 6.25%, 10/15/42 (e)		4,210	4,474,887
Series 2014-150E, Class F, 4.30%, 09/09/32 (b)(e)		6,850	6,765,285

CONSOLIDATED SCHEDULE OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) December 31, 2017	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Morgan Stanley Capital I Trust: (continued)
Series 2014-CPT, Class E, 3.45%, 07/13/29 (b)(e)	USD	630	$627,780
Series 2014-CPT, Class F, 3.45%, 07/13/29 (b)(e)		18,182	18,005,482
Series 2014-CPT, Class G, 3.45%, 07/13/29 (b)(e)		6,825	6,668,712
Series 2015-MS1, Class C, 4.03%, 05/15/48 (e)		3,053	3,004,009
Series 2015-MS1, Class D, 4.03%, 06/15/25 (b)(e)		830	712,526
Series 2017-H1, Class C, 4.28%, 06/15/50 (e)		1,750	1,771,026
Series 2017-H1, Class D, 2.55%, 06/15/50 (b)		7,340	5,966,466
Series 2015-XLF2, Class AFSB, (1 mo. LIBOR US + 2.750%), 4.18%, 08/15/26 (a)(b)		2,900	2,900,000
Series 2017-CLS, Class F, (1 mo. LIBOR US + 2.600%), 3.85%, 11/15/34 (a)(b)		15,877	15,891,970
Series 2017-PRME, Class D, (1 mo. LIBOR US + 3.400%), 4.88%, 02/15/34 (a)(b)		1,990	1,989,978
Morgan Stanley Capital I, Inc.: Series 2017-HR2, Class A4, 3.59%, 12/15/27		7,500	7,734,330
Series 2017-HR2, Class D, 2.73%, 12/15/27		1,790	1,434,076
Series 2017-JWDR, Class D, (1 mo. LIBOR US + 1.950%), 3.20%, 11/15/34 (a)(b)		2,660	2,660,836
Series 2017-JWDR, Class E, (1 mo. LIBOR US + 3.050%), 4.30%, 11/15/19 (a)(b)		4,930	4,933,104
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 3.95%, 05/10/39 (b)(e)		15,310	14,626,055
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class F, 4.86%, 02/11/36 (b)(e)		2,457	2,428,874
RAIT Trust:
Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 2.43%, 06/15/37 (a)(b)		9,429	9,434,862
Series 2017-FL7, Class C, (1 mo. LIBOR US + 2.500%), 3.98%, 06/15/37 (a)(b)		1,440	1,439,996
RSO, Series 17, Class REPO, 5.20%, 07/17/20 (b)(c)(e)		28,003	27,930,192
Velocity Commercial Capital Loan Trust:
Series 2014-1, Class M1, 4.94%, 09/25/44 (b)(c)(e)		6,821	6,874,886
Series 2016-2, Class M1, 3.66%, 10/25/46 (e)		1,094	1,024,035
Series 2016-2, Class M2, 4.46%, 10/25/46 (e)		589	556,817
Series 2016-2, Class M3, 5.50%, 10/25/46 (c)(e)		1,030	1,023,738
Series 2016-2, Class M4, 7.23%, 10/25/46 (e)		1,110	1,192,187
Series 2015-1, Class AFL, (1 mo. LIBOR US + 2.430%), 3.98%, 06/25/45 (a)(b)		4,200	4,250,898
Series 2016-2, Class AFL, (1 mo. LIBOR US + 1.800%), 3.35%, 10/25/46 (a)		3,603	3,655,262
VNDO Mortgage Trust:
Series 2013-PENN, Class D, 3.95%, 12/13/29 (b)(e)		1,400	1,420,503
Series 2013-PENN, Class E, 3.95%, 12/13/29 (b)(e)		4,115	4,089,096
VNDO Trust, Series 2016-350P, Class E, 3.90%, 01/10/35 (b)(e)		5,830	5,603,940
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (e)		8,313	8,359,926
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F, 3.55%, 04/16/35 (b)(e)		18,291	15,265,606

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Wells Fargo Commercial Mortgage Trust: (continued)
Series 2015-C27, Class C, 3.89%, 02/15/48	USD	5,879	$5,550,132
Series 2015-C27, Class D, 3.77%, 02/15/48 (b)		2,283	1,726,654
Series 2015-C31, Class A4, 3.70%, 11/15/48		4,320	4,507,637
Series 2015-NXS4, Class D, 3.60%, 12/15/48 (e)		3,528	3,196,648
Series 2015-P2, Class D, 3.24%, 12/15/48 (b)		1,687	1,269,923
Series 2016-C34, Class C, 5.03%, 06/15/49 (e)		7,820	8,125,577
Series 2016-NXS5, Class D, 4.88%, 01/15/59 (e)		1,000	977,204
Series 2017-C39, Class C, 4.12%, 09/15/50		1,570	1,557,330
Series 2017-C39, Class D, 4.36%, 09/15/50 (b)(e)		1,130	1,074,758
Series 2017-HSDB, Class A, (1 mo. LIBOR US + 0.850%), 2.31%, 12/13/31 (a)(b)		3,928	3,936,354
Worldwide Plaza Trust, Series 2017-WWP, Class E, 3.60%, 11/20/27 (b)(e)		4,310	3,984,965

			1,281,224,441

Total Commercial Mortgage-Backed Securities — 4.4% (Cost: $1,371,796,943)			1,381,387,722

Interest Only Collateralized Mortgage Obligations — 0.0%
United States — 0.0%
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS, 4.68%, 09/25/35 (b)(e)		4,417	505,570
Seasoned Credit Risk Transfer Trust:
Series 2017-3, Class B, 0.00%, 07/25/56 (b)(c)(d)		4,313	288,437
Series 2017-3, Class BIO, 1.12%, 07/25/56 (b)(e)		8,673	862,195

			1,656,202

Total Interest Only Collateralized Mortgage Obligations — 0.0% (Cost: $1,515,245)			1,656,202

Interest Only Commercial Mortgage-Backed Securities — 0.4%
United States — 0.4%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 06/05/37 (b)(e)		25,000	394,500
American Homes 4 Rent, Series 2015-SFR1, Class XS, 0.00%, 04/17/52 (b)(e)(g)		23,523	235
B2R Mortgage Trust, Series 2015-2, Class XA, 2.12%, 11/15/48 (b)(e)		57,545	2,479,615
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 0.90%, 09/15/48 (e)		18,176	950,789
Series 2017-BNK3, Class XB, 0.63%, 02/15/50 (e)		61,000	3,032,920
Series 2017-BNK3, Class XD, 1.29%, 02/15/50 (b)(e)		12,290	1,098,111
Barclays Commercial Mortgage Trust:
Series 2015-SRCH, Class XA, 0.96%, 08/10/35 (b)(e)		73,430	4,969,008
Series 2015-SRCH, Class XB, 0.19%, 08/10/35 (b)(e)		42,790	747,969
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class X, 1.39%, 04/10/29 (b)(c)(e)		84,430	3,351,871

50	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)
December 31, 2017

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.75%, 05/10/58 (e)	USD	20,040	$2,130,911
Series 2016-C4, Class XB, 0.73%, 05/10/58 (e)		18,700	972,400
Citigroup Commercial Mortgage Trust:
Series 2014-GC25, Class XE, 1.23%, 10/10/47 (b)(e)		8,520	556,430
Series 2015-GC27, Class XA, 1.41%, 02/10/48 (e)		19,171	1,458,712
Series 2015-P1, Class XA, 0.78%, 09/15/48 (e)		49,603	2,276,551
Series 2016-P3, Class XA, 1.71%, 04/15/49 (e)		29,575	2,948,403
Series 2017-P8, Class XA, 0.93%, 09/15/50 (e)		18,953	1,312,210
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.04%, 02/10/50 (e)		25,856	1,907,418
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.10%, 03/10/46 (e)		28,539	1,036,604
Series 2015-CR23, Class XA, 0.98%, 05/10/48 (e)		183,010	8,621,524
Series 2015-CR24, Class XA, 0.81%, 08/10/48 (e)		77,204	3,740,247
Series 2015-CR25, Class XA, 0.95%, 08/10/48 (e)		79,956	4,344,431
Series 2016-DC2, Class XA, 1.06%, 02/10/49 (e)		39,178	2,458,519
Series 2017-COR2, Class XA, 1.19%, 09/10/50 (e)		20,949	1,856,720
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.77%, 02/10/34 (b)(e)		57,480	1,603,290
Series 2015-WEST, Class XA, 0.93%, 02/10/37 (b)(e)		39,860	2,338,259
Credit Suisse Commercial Mortgage Trust, Series 2014-USA, Class X2, 0.04%, 09/15/37 (b)(e)		598,765	3,868,022
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.14%, 11/15/27 (e)		32,800	583,840
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50 (b)(e)		15,440	1,072,154
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/22 (b)(e)		432,294	1,419,265
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, 1.00%, 04/10/47 (e)		5,180	255,526
Series 2016-GS3, Class XA, 1.28%, 10/10/49 (e)		13,771	1,115,326
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 1.88%, 07/25/47 (e)		38,782	1,620,615
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C26, Class XA, 1.13%, 01/15/48 (e)		7,946	381,961
Series 2015-C27, Class XD, 0.50%, 02/15/48 (b)(e)		31,775	924,017
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (b)(e)		14,670	779,857

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.92%, 09/15/47 (e)	USD	11,837	$547,604
Series 2016-JP3, Class XC, 0.75%, 08/15/49 (b)(e)		37,589	1,585,128
Series 2016-JP4, Class XA, 0.81%, 12/15/49 (e)		9,931	440,661
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.23%, 03/10/50 (b)(e)		10,975	546,264
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XD, 1.19%, 12/15/47 (b)(e)		51,913	3,682,033
Series 2014-C19, Class XF, 1.19%, 12/15/47 (b)(c)(e)		13,486	812,734
Series 2015-C20, Class XA, 1.38%, 02/15/48 (e)		11,444	775,606
Series 2015-C21, Class XB, 0.31%, 03/15/48 (b)(e)		15,696	339,260
Series 2015-C21, Class XFG, 1.15%, 03/15/48 (b)(e)		7,750	516,383
Series 2015-C22, Class XA, 1.14%, 04/15/48 (e)		108,642	6,246,809
Series 2015-C26, Class XA, 1.11%, 10/15/48 (e)		37,959	2,394,817
Series 2015-C26, Class XD, 1.35%, 10/15/48 (b)(e)		18,660	1,671,376
Series 2016-C28, Class XA, 1.28%, 01/15/49 (e)		12,090	905,943
Series 2016-C29, Class XA, 1.64%, 05/15/49 (e)		21,892	2,157,736
Series 2016-C29, Class XB, 0.96%, 05/15/49 (e)		29,800	2,109,456
Series 2016-C31, Class XA, 1.46%, 11/15/49 (e)		7,880	708,388
Morgan Stanley Capital I Trust, Series 2017-H1, Class XD, 2.20%, 06/15/50 (b)(e)		8,870	1,362,609
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class XA, 0.81%, 12/15/50 (e)		40,429	2,590,190
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.38%, 05/10/39 (b)(e)		99,000	3,300,660
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.09%, 02/10/32 (b)(e)		152,049	854,515
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32 (b)(c)(e)		30,410	182,459
UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.61%, 06/15/50 (e)		18,468	2,060,214
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 0.92%, 02/15/48 (e)		66,027	3,340,307
Series 2015-NXS1, Class XB, 0.36%, 05/15/48 (e)		13,786	453,479
Series 2016-BNK1, Class XB, 1.34%, 08/15/49 (e)		19,200	1,848,576
Series 2016-BNK1, Class XD, 1.27%, 08/15/49 (b)(e)		9,764	824,277
Series 2016-C33, 1.80%, 03/15/59 (e)		55,143	5,562,758
Series 2016-LC25, Class XA, 1.09%, 12/15/59 (e)		36,966	2,344,147
Series 2017-C41, Class XA, 1.24%, 11/15/50 (e)		45,633	4,178,118

CONSOLIDATED SCHEDULE OF INVESTMENTS	51

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)
December 31, 2017

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
WF-RBS Commercial Mortgage Trust:
Series 2014-C20, Class XA, 1.13%, 05/15/47 (e)	USD	17,403	$802,214
Series 2014-C23, Class XA, 0.66%, 10/15/57 (e)		72,457	2,316,081

			126,069,032

Total Interest Only Commercial Mortgage-Backed Securities — 0.4% (Cost: $132,956,297)			126,069,032

Total Non-Agency Mortgage-Backed Securities — 8.1% (Cost: $2,542,116,659)			2,572,940,863

Preferred Securities — 4.0%
Capital Trusts — 4.0%
Australia — 0.1%
BHP Billiton Finance Ltd., (5 yr. Euro Swap + 0.000%), 5.63%, 10/22/79 (k)	EUR	3,700	5,440,524
Macquarie Bank Ltd., (5 yr. Swap Semi 30/360 US + 0.000%), 6.13% (k)(l)	USD	13,788	14,322,285
Origin Energy Finance Ltd., (5 yr. Euro Swap + 3.670%), 4.00%, 09/16/74 (k)	EUR	1,600	2,001,344
Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 0.000%), 5.00% (k)(l)	USD	17,475	17,430,298

			39,194,451
Austria — 0.1%
Erste Group Bank AG:
(5 yr. Euro Swap + 6.204%), 6.50% (k)(l)	EUR	1,200	1,668,530
(5 yr. Euro Swap + 9.020%), 8.88% (k)(l)		4,600	6,745,791
Raiffeisen Bank International AG, (5 yr. Euro Swap + 5.954%), 6.13% (k)(l)		22,600	29,327,611

			37,741,932
Belgium — 0.0%
Ethias SA, 5.00%, 01/14/26		2,500	3,462,871
KBC Group NV, (5 yr. Euro Swap + 4.759%), 5.63% (k)(l)		1,400	1,752,184
Solvay Finance SA:
(5 yr. Euro Swap + 4.889%), 5.12% (k)(l)		1,331	1,789,434
(5 yr. Euro Swap + 3.700%), 5.43% (k)(l)		804	1,133,958
(5 yr. Euro Swap + 5.223%), 5.87% (k)(l)		900	1,296,374

			9,434,821
Brazil — 0.0%
Itau Unibanco Holding SA, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 6.13% (b)(k)(l)	USD	2,896	2,894,682
Canada — 0.1%
TransCanada Trust, (3 mo. LIBOR US + 3.208%), 5.30%, 03/15/77 (k)		15,670	16,159,687
China — 0.2%
Chalieco Hong Kong Corp. Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 5.70% (k)(l)		6,274	6,398,758
China Construction Bank Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 4.65% (k)(l)		6,650	6,667,822

Security		Par (000)	Value
Capital Trusts (continued)
China (continued)
King Talent Management Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.521%), 5.60% (k)(l)(o)	USD	9,600	$9,574,368
Postal Savings Bank of China Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.634%), 4.50% (k)(l)		22,500	22,162,500
Weichai International Hong Kong Energy Group Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 3.75% (k)(l)		6,329	6,219,274

			51,022,722
Denmark — 0.1%
Danske Bank A/S:
(6 yr. Euro Swap + 4.640%), 5.75% (k)(l)	EUR	1,502	1,950,848
(5 yr. Euro Swap + 0.000%), 5.88% (k)(l)		1,700	2,315,826
(7 yr. Swap Semi 30/360 US + 3.896%), 6.13% (k)(l)	USD	7,987	8,510,149
Orsted A/S, (5 yr. Euro Swap + 1.899%), 2.25% (k)(l)	EUR	5,446	6,632,379

			19,409,202
France — 0.1%
BNP Paribas SA:
(5 yr. Euro Swap + 5.230%), 6.13% (k)(l)		650	900,785
(5 yr. Swap Semi 30/360 US + 5.150%), 7.38% (k)(l)	USD	4,600	5,313,000
Credit Agricole SA, (5 yr. Euro Swap + 5.120%), 6.50% (k)(l)	EUR	2,277	3,090,687
Electricite de France SA, (8 yr. Euro Swap + 0.000%), 4.13% (k)(l)		1,600	2,049,338
Groupama SA, (3 mo. EURIBOR + 5.770%), 6.38% (k)(l)		700	1,008,136
Orange SA:
(5 yr. Euro Swap + 0.000%), 4.00% (k)(l)		3,983	5,283,172
(5 yr. Euro Swap + 0.000%), 5.25% (k)(l)		2,110	3,005,568
(5 yr. GBP Swap + 3.353%), 5.75% (k)(l)	GBP	200	301,284
Societe Generale SA:
(5 yr. Swap Semi 30/360 US + 6.238%), 7.38% (b)(k)(l)	USD	600	650,280
(3 mo. LIBOR GBP + 3.400%), 8.88% (k)(l)	GBP	700	974,065
TOTAL SA, (5 yr. Euro Swap + 3.783%), 3.88% (k)(l)	EUR	1,248	1,677,097

			24,253,412
Germany — 0.2%
AT Securities BV, (5 yr. Swap Semi 30/360 US + 0.000%), 5.25% (k)(l)	USD	13,250	13,415,625
ATF Netherlands BV, (5 yr. Euro Swap + 0.000%), 3.75% (k)(l)	EUR	2,300	2,937,644
Bertelsmann SE & Co. KGaA, (5 yr. Euro Swap + 2.639%), 3.00%, 04/23/75 (k)		2,000	2,531,258
Bertelsmann SE & Co. KGaA, (5 yr. Euro Swap + 3.206%), 3.50%, 04/23/75 (k)		7,000	8,822,105
Grand City Properties SA, (5 yr. Euro Swap + 0.000%), 3.75% (k)(l)		1,600	2,050,298
HSH Nordbank AG, 7.25% (l)	USD	6,125	3,175,935
HT1 Funding GmbH, (12 mo. EURIBOR + 2.000%), 1.84% (k)(l)	EUR	1,590	1,865,594
LANXESS AG, (5 yr. Euro Swap + 4.510%), 4.50%, 12/06/76 (k)		350	467,190
RWE AG, (5 yr. Euro Swap + 2.643%), 2.75%, 04/21/75 (k)		500	620,035

52	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)
December 31, 2017

Security		Par (000)	Value
Capital Trusts (continued)
Germany (continued)
Volkswagen International Finance NV:
(15 yr. Euro Swap + 3.060%), 3.50% (k)(l)	EUR	5,900	$7,160,185
(10 yr. Euro Swap + 3.370%), 3.88% (k)(l)		13,600	17,226,232

			60,272,101
Hong Kong — 0.1%
Bank of East Asia Ltd.:
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 5.50% (k)(l)	USD	6,641	6,767,345
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 5.63% (k)(l)		11,285	11,611,565
Hongkong & Shanghai Banking Corp. Ltd., (3 mo. LIBOR US + 0.000%), 1.63% (a)(l)		4,100	3,608,000
Industrial & Commercial Bank of China Asia Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 4.25% (k)(l)		8,500	8,365,479
Nanyang Commercial Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 5.00% (k)(l)		17,100	17,076,932

			47,429,321
Ireland — 0.0%
Allied Irish Banks PLC, (5 yr. Euro Swap + 7.339%), 7.38% (k)(l)	EUR	1,374	1,861,455
Bank of Ireland, (5 yr. Euro Swap + 6.956%), 7.38% (k)(l)		1,098	1,475,576

			3,337,031
Italy — 0.4%
Assicurazioni Generali SpA, (3 mo. LIBOR GBP + 0.000%), 6.42% (k)(l)	GBP	100	149,327
Enel SpA:
(5 yr. Euro Swap + 5.242%), 6.50%, 01/10/74 (k)	EUR	907	1,156,543
(5 yr. Euro Swap + 0.000%), 5.00%, 01/15/75 (k)		1,400	1,823,743
(5 yr. GBP Swap + 5.662%), 7.75%, 09/10/75 (k)	GBP	957	1,486,873
Intesa Sanpaolo SpA:
(5 yr. Euro Swap + 0.000%), 7.00% (k)(l)	EUR	6,513	8,642,385
(5 yr. Swap Semi 30/360 US + 5.462%), 7.70% (b)(k)(l)	USD	8,480	9,179,600
(5 yr. Euro Swap + 7.192%), 7.75% (k)(l)	EUR	20,420	29,797,951
UniCredit SpA:
(5 yr. Euro Swap + 0.000%), 6.63% (k)(l)		26,785	34,869,607
(5 yr. Euro Swap + 0.000%), 6.75% (k)(l)		2,215	2,866,446
(5 yr. Euro Swap + 0.000%), 9.25% (k)(l)		15,836	23,010,880

			112,983,355
Japan — 0.0%
SoftBank Group Corp., (USD Swap Rate 11:00 am NY 1 + 4.226%), 6.00% (k)(l)	USD	2,200	2,173,204
Luxembourg — 0.0%
SES SA:
(5 yr. Euro Swap + 4.664%), 4.63% (k)(l)	EUR	5,500	7,074,268
(5 yr. Euro Swap + 5.401%), 5.63% (k)(l)		900	1,199,435

			8,273,703

Security		Par (000)	Value
Capital Trusts (continued)
Netherlands — 0.2%
ABN AMRO Bank NV:
(5 yr. Euro Swap + 0.000%), 4.75% (k)(l)	EUR	15,300	$19,137,850
(5 yr. Euro Swap + 5.452%), 5.75% (k)(l)		1,100	1,439,276
Cooperatieve Rabobank UA:
(5 yr. Euro Swap + 5.250%), 5.50% (k)(l)		842	1,094,881
(5 yr. Euro Swap + 6.697%), 6.63% (k)(l)		1,800	2,497,180
Koninklijke KPN NV:
(5 yr. Euro Swap + 0.000%), 6.13% (k)(l)		2,628	3,279,520
(5 yr. GBP Swap + 5.505%), 6.88%, 03/14/73 (k)	GBP	790	1,169,278
TenneT Holding BV, (5 yr. Euro Swap + 2.533%), 3.00%, 06/01/49 (k)	EUR	7,000	8,745,381
VIVAT NV, (5 yr. Swap Semi 30/360 US + 4.174%), 6.25% (k)(l)	USD	12,175	12,188,393

			49,551,759
Norway — 0.0%
DNB Bank ASA, (5 yr. Swap Semi 30/360 US + 5.080%), 6.50% (k)(l)		1,375	1,478,125
Philippines — 0.0%
Royal Capital BV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 4.88% (k)(l)		1,849	1,862,733
Singapore — 0.0%
United Overseas Bank Ltd., (5 yr. Swap Semi 30/360 US + 0.000%), 3.88% (k)(l)		11,755	11,728,234
South Korea — 0.1%
Woori Bank:
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 4.50% (k)(l)		10,724	10,637,629
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 0.000%), 5.25% (k)(l)		21,975	22,359,409

			32,997,038
Spain — 0.5%
Banco Bilbao Vizcaya Argentaria SA:
(5 yr. Euro Swap + 6.155%), 7.00% (k)(l)	EUR	600	756,507
(5 yr. Euro Swap + 0.000%), 8.88% (k)(l)		15,200	21,611,634
(5 yr. Swap Semi 30/360 US + 8.262%), 9.00% (k)(l)	USD	3,000	3,067,500
Banco Santander SA:
(5 yr. Euro Swap + 5.410%), 6.25% (k)(l)	EUR	1,400	1,755,412
(5 yr. Euro Swap + 0.000%), 6.75% (k)(l)		8,400	11,440,868
Bankia SA, (5 yr. Euro Swap + 0.000%), 6.00% (k)(l)		13,800	17,290,567
CaixaBank SA, (5 yr. Euro Swap + 6.498%), 6.75% (k)(l)		30,600	40,738,930
Gas Natural Fenosa Finance BV:
(9 yr. Euro Swap + 0.000%), 3.38% (k)(l)		4,300	5,419,731
(8 yr. Euro Swap + 0.000%), 4.13% (k)(l)		1,300	1,700,529
Repsol International Finance BV:
(6 yr. Euro Swap + 3.560%), 3.88% (k)(l)		1,100	1,419,003
(10 yr. Euro Swap + 4.200%), 4.50%, 03/25/75 (k)		8,342	11,122,133

CONSOLIDATED SCHEDULE OF INVESTMENTS	53

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)
December 31, 2017

Security		Par (000)	Value
Capital Trusts (continued)
Spain (continued)
Telefonica Europe BV:
(5 yr. Euro Swap + 2.327%), 2.63% (k)(l)	EUR	7,800	$9,312,008
(5 yr. Euro Swap + 0.000%), 3.75% (k)(l)		2,200	2,778,355
(5 yr. Euro Swap + 0.000%), 4.20% (k)(l)		4,000	5,067,556
(10 yr. Euro Swap + 0.000%), 5.88% (k)(l)		1,900	2,644,325
(5 yr. Euro Swap + 5.038%), 6.50% (k)(l)		1,700	2,129,447
(5 yr. GBP Swap + 4.458%), 6.75% (k)(l)	GBP	1,400	2,087,260
(8 yr. Euro Swap + 0.000%), 7.63% (k)(l)	EUR	1,800	2,586,321

			142,928,086
Sweden — 0.1%
Fastighets AB Balder, (5 yr. Euro Swap + 2.895%), 3.00%, 03/07/78 (k)		960	1,148,973
Nordea Bank AB, (5 yr. Euro Swap + 3.003%), 3.50% (k)(l)		13,155	15,831,332
Skandinaviska Enskilda Banken AB, (5 yr. Swap Semi 30/360 US + 3.493%), 5.63% (k)(l)	USD	13,600	14,076,000
Swedbank AB, (5 yr. Swap Semi 30/360 US + 4.106%), 6.00% (k)(l)		1,200	1,268,563

			32,324,868
Switzerland — 0.2%
Credit Suisse Group AG:
(5 yr. Swap Semi 30/360 US + 3.455%), 6.25% (k)(l)		13,300	14,413,875
(5 yr. Swap Semi 30/360 US + 5.108%), 7.13% (k)(l)		29,125	31,877,313
(5 yr. Swap Semi 30/360 US + 4.598%), 7.50% (k)(l)		5,400	6,168,960
ELM BV for Helvetia Schweizerische Versich- erungsgesellschaft AG, (3 mo. EURIBOR + 3.650%), 3.38%, 09/29/47 (k)	EUR	5,225	6,709,044
UBS Group AG:
(5 yr. Euro Swap + 5.287%), 5.75% (k)(l)		1,489	2,032,225
(USD Swap Rate 11:00 am NY 1 + 5.497%), 6.88% (k)(l)	USD	3,571	3,824,541
(5 yr. Swap Semi 30/360 US + 4.866%), 7.00% (k)(l)		6,545	7,412,213

			72,438,171
United Kingdom — 0.4%
Barclays PLC:
(5 yr. GBP Swap + 6.462%), 7.25% (k)(l)	GBP	6,445	9,495,727
(5 yr. Swap Semi 30/360 US + 6.772%), 7.88% (k)(l)	USD	725	794,781
(5 yr. Euro Swap + 6.750%), 8.00% (k)(l)	EUR	9,400	12,970,340
Centrica PLC, (5 yr. Euro Swap + 2.687%), 3.00%, 04/10/76 (k)		5,800	7,202,678
HBOS Capital Funding LP, 6.85% (l)	USD	7,996	8,183,506
HSBC Holdings PLC:
(5 yr. Euro Swap + 3.844%), 4.75% (k)(l)	EUR	9,863	12,544,130
(USD Swap Rate 11:00 am NY 1 + 0.000%), 6.00% (k)(l)	USD	35,606	37,430,807
(USD Swap Rate 11:00 am NY 1 + 3.705%), 6.38% (k)(l)		1,400	1,491,000
(USD Swap Rate 11:00 am NY 1 + 4.368%), 6.38% (k)(l)		770	827,750
Lloyds Banking Group PLC
(3 mo. LIBOR US + 0.000%), 6.41% (b)(k)(l)		1,000	1,152,500
(3 mo. LIBOR US + 0.000%), 6.66% (b)(k)(l)		2,800	3,276,000

Security		Par (000)	Value
Capital Trusts (continued)
United Kingdom (continued)
National Westminster Bank PLC, 1.75% (e)(l)	USD	4,300	$3,787,440
Nationwide Building Society, 10.25% (e)(l)	GBP	108	23,037,476
Royal Bank of Scotland Group PLC:
(5 yr. Swap Semi 30/360 US + 5.800%), 7.50% (k)(l)	USD	1,043	1,102,973
(5 yr. Swap Semi 30/360 US + 5.720%), 8.00% (k)(l)(o)		4,800	5,490,000
(5 yr. Swap Semi 30/360 US + 7.598%), 8.63% (k)(l)		8,600	9,685,750
Santander UK Group Holdings PLC, (5 yr. GBP Swap + 5.792%), 6.75% (k)(l)	GBP	675	994,510

			139,467,368
United States — 1.1%
Andeavor Logistics LP, (3 mo. LIBOR US + 4.652%), 6.88% (k)(l)	USD	39,381	39,979,591
Bank of America Corp., (3 mo. LIBOR US + 4.553%), 6.30% (k)(l)		15,084	17,044,920
Bank of New York Mellon Corp., (3 mo. LIBOR US + 0.000%), 4.63% (k)(l)		963	978,649
Belden, Inc., 4.13%, 10/15/26	EUR	710	913,517
Discover Financial Services, (3 mo. LIBOR US + 3.076%), 5.50% (k)(l)	USD	5,890	6,066,700
Dominion Energy, Inc., 2.58%, 07/01/20		2,200	2,200,920
E*TRADE Financial Corp., (3 mo. LIBOR US + 3.160%), 5.30% (k)(l)		10,960	11,014,800
Exelon Corp., 3.50%, 06/01/22		10,473	10,673,036
General Electric Co., (3 mo. LIBOR US + 0.000%), 5.00% (k)(l)		20,085	20,699,601
Goldman Sachs Group, Inc., (3 mo. LIBOR US + 2.874%), 5.00% (k)(l)		24,090	23,704,560
JPMorgan Chase & Co.:
(3 mo. LIBOR US + 2.580%), 4.63% (k)(l)		30,700	30,009,250
(3 mo. LIBOR US + 0.000%), 6.10% (k)(l)		54,327	59,694,508
NBCUniversal Enterprise, Inc., 5.25% (b)(l)		4,900	5,206,250
U.S. Bancorp, (3 mo. LIBOR US + 0.000%), 5.30% (k)(l)		34,131	36,948,514
Viacom, Inc., (3 mo. LIBOR US + 3.895%), 5.88%, 02/28/57 (k)(o)		4,895	4,815,456
Wells Fargo & Co., (3 mo. LIBOR US + 3.110%), 5.90% (k)(l)(p)		81,524	87,206,223

			357,156,495
Total Capital Trusts — 4.0% (Cost: $1,198,747,008)			1,276,512,501

		Shares
Preferred Stocks — 0.0%
Luxembourg — 0.0%
Concrete Investment II SCA, 0.00%, 08/27/44 (c)(g)		9,727	315,114

54	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Shares	Value
Preferred Stocks (continued)
Luxembourg (continued)
Novartex Holding Luxembourg SCA, 0.00% (c)(g)(l)		94	$—

Total Preferred Stocks — 0.0% (Cost: $906,480)			315,114

Total Preferred Securities — 4.0% (Cost: $1,199,653,488)			1,276,827,615

		Par (000)
Taxable Municipal Bonds — 6.0%
Adams & Weld Counties School District No. 27J Brighton, CO GO, 5.00%, 12/01/42	USD	4,420	5,298,740
Alamo Community College District GO:
5.00%, 08/15/30		3,010	3,704,588
5.00%, 08/15/31		3,010	3,687,130
5.00%, 08/15/34		3,980	4,825,750
5.00%, 08/15/35		3,360	4,064,424
5.00%, 08/15/36		4,390	5,302,023
5.00%, 08/15/37		4,265	5,138,941
5.00%, 08/15/38		4,185	5,034,639
American Municipal Power, Inc. RB, 6.45%, 02/15/44		2,545	3,496,346
Arizona Health Facilities Authority RB, 1.95%, 01/01/37 (e)		8,040	7,237,126
Bay Area Toll Authority RB:
6.92%, 04/01/40		12,435	17,941,467
7.04%, 04/01/50		7,965	12,583,266
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 06/01/47		15,200	14,645,960
California Health Facilities Financing Authority RB, 5.00%, 08/15/33		3,535	4,225,244
California Pollution Control Financing Authority RB, 5.00%, 11/21/45 (b)		9,730	10,551,017
California State Public Works Board RB, 8.36%, 10/01/34		7,255	11,111,178
Central Texas Regional Mobility Authority RB:
5.00%, 01/01/45		2,575	2,903,621
5.00%, 01/01/46		3,715	4,200,179
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 07/01/51		2,060	2,314,328
Chesapeake Bay Bridge & Tunnel District RB AGM, 5.00%, 07/01/41		2,560	2,974,746
Chino Valley Unified School District GO, 5.25%, 08/01/47		6,960	8,547,854
City & County of Denver, CO Airport System Revenue RB:
5.00%, 11/15/28		3,070	3,731,339
5.00%, 11/15/29		3,070	3,713,441
5.00%, 11/15/30		2,455	2,955,304
5.00%, 11/15/33		1,230	1,483,036
City & County of Honolulu, HI GO, 5.00%, 09/01/41		2,540	3,048,152
City of Aurora, CO Water Revenue RB, 5.00%, 08/01/46		4,850	5,723,339
City of Detroit, MI Sewage Disposal System RB, AGM, Series D, 1.50%, 07/01/32 (e)		5,685	5,319,113
City of Houston, TX Airport System Revenue RB, 5.00%, 07/01/24		3,520	3,968,518
City of Houston, TX Combined Utility System Revenue RB, 5.00%, 11/15/35		3,310	3,935,358
City of Long Beach, CA Harbor Revenue RB, 5.00%, 05/15/47		7,860	9,477,116
City of Los Angeles Department of Airports RB, 5.00%, 05/15/47		3,570	4,206,602
City of Miami Beach, FL Water & Sewer Revenue RB, 5.00%, 09/01/47		4,080	4,819,867

Security		Par (000)	Value
City of Philadelphia, PA Airport Revenue RB:
5.00%, 07/01/42	USD	8,030	$9,290,871
5.00%, 07/01/47		10,670	12,297,922
City of Phoenix Civic Improvement Corp. RB, 5.00%, 07/01/47		2,550	2,973,223
City of Riverside, CA Electric Revenue RB, 7.61%, 10/01/40		3,805	5,793,417
Clark County School District GO:
5.00%, 06/15/23		2,855	3,291,958
5.00%, 06/15/24		2,415	2,832,191
5.00%, 06/15/26		4,720	5,682,880
5.00%, 06/15/27		3,040	3,642,984
5.00%, 06/15/28		2,935	3,500,663
Colorado Health Facilities Authority RB, 5.25%, 02/01/31		2,745	2,942,777
Commonwealth Financing Authority RB, 4.14%, 06/01/38		5,165	5,475,417
Commonwealth of Massachusetts GO:
5.00%, 11/01/39		4,970	5,984,079
5.00%, 11/01/40		9,820	11,804,818
5.00%, 11/01/41		4,970	5,969,765
5.00%, 04/01/42		3,750	4,461,450
5.00%, 11/01/42		4,970	5,960,273
5.00%, 11/01/44		9,850	11,793,799
5.00%, 11/01/45		4,970	5,946,009
5.00%, 11/01/46		6,400	7,644,672
Commonwealth of Massachusetts Transportation Fund Revenue RB:
5.00%, 06/01/40		3,790	4,580,139
5.00%, 06/01/41		4,255	5,137,955
5.00%, 06/01/43		4,540	5,473,288
Commonwealth of Puerto Rico GO, 8.00%, 07/01/35 (g)(n)		28,465	6,760,437
Connecticut State Health & Educational Facility Authority RB, 5.00%, 07/01/45		11,225	12,625,330
Contra Costa Community College District GO, 6.50%, 08/01/34		3,205	4,169,352
County of Clark Department of Aviation RB, 5.00%, 07/01/21		4,790	5,250,606
County of Fairfax, VA Sewer Revenue RB, 5.00%, 07/15/44		1,950	2,355,717
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24		7,250	7,003,790
3.35%, 10/01/29		1,485	1,465,012
3.45%, 10/01/30		2,725	2,754,675
3.50%, 10/01/31		2,555	2,585,405
County of Miami-Dade, FL GO:
5.00%, 07/01/34		3,000	3,550,620
5.00%, 07/01/35		3,090	3,649,383
Dallas Area Rapid Transit RB:
5.00%, 12/01/41		4,965	5,792,665
5.00%, 12/01/46		6,590	7,663,050
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		3,440	3,746,710
Series A, 5.00%, 11/01/43		4,170	4,450,433
District of Columbia RB:
5.00%, 07/15/34		3,280	3,796,534
5.59%, 12/01/34		7,605	9,398,943
5.00%, 07/15/35		3,280	3,791,418
Dutchess County Local Development Corp. RB, 5.00%, 07/01/46		8,380	9,614,961
East Bay Municipal Utility District Water System Revenue RB, 5.00%, 06/01/45		3,560	4,298,842
Eastern Municipal Water District Financing Authority RB, 5.00%, 07/01/47		2,680	3,233,098
Golden State Tobacco Securitization Corp. RB:
5.00%, 06/01/27		5,100	6,022,488
5.13%, 06/01/47		12,660	12,649,872
Grant County Public Utility District No. 2 RB, 4.58%, 01/01/40		2,550	2,678,801

CONSOLIDATED SCHEDULE OF INVESTMENTS	55

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 07/01/33	USD	2,535	$3,067,705
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		2,685	3,167,011
3.65%, 08/15/57		7,730	7,856,385
Kentucky Economic Development Finance Authority RB, 5.25%, 06/01/50		2,910	3,207,868
Lexington County Health Services District, Inc. RB, 5.00%, 11/01/41		5,405	6,081,652
Los Angeles Community College District GO, 6.60%, 08/01/42		8,230	12,106,495
Los Angeles County Metropolitan Transportation Authority RB:
5.00%, 07/01/32		5,440	6,722,970
5.00%, 07/01/40		9,730	11,838,783
5.00%, 07/01/41		6,550	7,963,425
5.00%, 07/01/42		20,915	25,364,999
Los Angeles Department of Water & Power RB, 6.60%, 07/01/50		4,505	6,998,022
Maryland Economic Development Corp. RB, 5.00%, 03/31/41		3,325	3,724,233
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 07/01/27		4,105	4,735,282
Massachusetts Bay Transportation Authority RB:
5.00%, 07/01/39		2,530	3,033,242
5.00%, 07/01/40		2,660	3,186,627
5.00%, 07/01/41		5,120	6,128,896
5.00%, 07/01/42		5,270	6,303,552
5.00%, 07/01/43		2,350	2,808,697
5.00%, 07/01/44		2,350	2,806,535
5.00%, 07/01/45		2,350	2,804,349
Massachusetts Clean Water Trust RB:
5.00%, 02/01/27		2,790	3,425,423
5.00%, 02/01/28		4,035	4,937,105
Massachusetts Development Finance Agency RB, 5.00%, 07/01/47		6,715	7,759,048
Massachusetts Educational Financing Authority RB, 5.00%, 01/01/22		3,250	3,545,393
Mesquite Independent School District GO PSF, 5.00%, 08/15/42		4,460	5,285,234
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB, 5.00%, 07/01/46		5,000	5,672,750
Metropolitan St. Louis Sewer District RB, 5.00%, 05/01/42		8,330	10,022,073
Metropolitan Transportation Authority RB:
5.00%, 11/15/25		9,185	11,092,173
5.00%, 11/15/26		11,900	14,570,479
6.69%, 11/15/40		4,830	6,833,387
5.00%, 11/15/42		4,350	5,180,937
5.25%, 11/15/57		5,945	7,088,937
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46		4,495	6,896,634
5.00%, 10/01/53		3,400	3,671,762
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB AGC, 0.00%, 10/01/39 (d)		2,460	1,120,358
Metropolitan Washington Airports Authority RB, 5.00%, 10/01/32		7,080	8,346,541
Miami-Dade County Educational Facilities Authority RB, 5.07%, 04/01/50		5,095	5,708,438
Michigan Finance Authority RB:
5.00%, 06/01/39		4,160	4,720,643
5.00%, 11/15/41		2,620	2,964,189

Security		Par (000)	Value
Michigan Finance Authority RB: (continued)
5.00%, 12/01/47	USD	14,950	$16,477,890
Mississippi Hospital Equipment & Facilities Authority RB, 5.00%, 09/01/46		4,590	5,049,964
Municipal Electric Authority of Georgia RB, 5.00%, 01/01/20		4,660	4,938,575
New Hampshire Health and Education Facilities Authority Act RB, 5.00%, 07/01/37		1,835	2,108,452
New Jersey Economic Development Authority RB, 5.00%, 06/15/38		5,000	5,646,700
New Jersey Educational Facilities Authority RB:
5.00%, 07/01/26		3,080	3,833,922
5.00%, 07/01/27		2,060	2,490,931
5.00%, 07/01/28		1,000	1,199,840
5.00%, 07/01/30		1,000	1,189,650
5.00%, 07/01/31		1,000	1,184,140
5.00%, 07/01/33		1,000	1,175,010
5.00%, 07/01/34		4,080	4,944,599
5.00%, 07/01/35		5,180	6,337,108
New Jersey Transportation Trust Fund Authority RB:
5.00%, 06/15/27		4,600	5,274,728
5.00%, 06/15/29		3,670	4,170,221
New Orleans Aviation Board RB:
5.00%, 01/01/40		4,240	4,777,166
5.00%, 01/01/48		1,255	1,439,861
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 07/15/40		2,650	3,134,235
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 05/01/26		3,825	3,588,347
3.05%, 05/01/27		12,445	12,274,628
5.00%, 08/01/31		1,760	2,124,936
5.00%, 02/01/35		2,945	3,482,816
5.00%, 05/01/36		2,810	3,332,772
New York City Water & Sewer System RB:
5.75%, 06/15/41		5,525	7,542,509
5.00%, 06/15/47		20,875	24,687,610
New York Convention Center Development Corp. RB:
5.00%, 11/15/40		2,670	3,069,886
5.00%, 11/15/46		6,730	7,896,713
New York Liberty Development Corp RB, 5.25%, 10/01/35		2,690	3,526,671
New York State Dormitory Authority RB:
5.00%, 02/15/27		2,660	3,265,070
5.00%, 02/15/28		2,660	3,250,999
5.00%, 03/15/29		9,920	12,187,414
5.00%, 02/15/31		2,300	2,768,878
5.00%, 03/15/32		4,330	5,187,686
5.00%, 02/15/34		4,900	5,922,630
5.00%, 02/15/35		4,900	5,908,665
5.00%, 02/15/36		4,900	5,899,404
5.00%, 02/15/37		4,900	5,885,537
5.00%, 02/15/38		4,900	5,876,325
5.00%, 02/15/39		4,900	5,871,719
5.00%, 02/15/40		10,135	12,135,345
5.00%, 02/15/41		4,900	5,862,556
5.00%, 02/15/42		9,025	10,789,387
5.00%, 02/15/43		8,990	10,739,094
5.00%, 03/15/43		3,900	4,629,768
New York State Urban Development Corp. RB:
2.86%, 03/15/24		15,055	14,947,658
3.12%, 03/15/25		7,650	7,677,157
5.00%, 03/15/27		4,910	5,998,007
5.00%, 03/15/28		4,775	5,800,957
3.32%, 03/15/29		10,345	10,321,000

56	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
New York Transportation Development Corp. RB:
5.00%, 08/01/20	USD	6,000	$6,389,100
5.00%, 07/01/41		945	1,039,377
5.00%, 07/01/46		3,480	3,821,110
5.25%, 01/01/50		9,140	10,140,373
North Texas Tollway Authority RB:
5.00%, 01/01/35		3,965	4,675,052
5.00%, 01/01/39		5,505	6,476,077
5.00%, 01/01/43		16,770	19,657,554
Northwest Independent School District GO PSF, 5.00%, 02/15/42		6,100	7,169,757
Orange County Local Transportation Authority RB, 6.91%, 02/15/41		11,590	16,340,973
Oregon School Boards Association GO, 5.49%, 06/30/23		18,480	21,086,604
Oregon School Boards Association GO AMBAC, 4.76%, 06/30/28		12,680	13,962,962
Oxnard School District GO BAM, 5.00%, 08/01/45		3,370	3,979,700
Palm Beach County School District GO, 5.00%, 08/01/26		12,840	15,681,107
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		3,000	3,377,100
5.00%, 12/31/34		2,095	2,386,833
5.00%, 12/31/38		3,440	3,889,058
Pennsylvania Turnpike Commission RB:
5.00%, 06/01/42		2,210	2,511,753
5.25%, 06/01/47		2,210	2,565,832
Permanent University Fund — University of Texas System RB, 3.38%, 07/01/47		10,300	10,345,732
Port Authority of New York & New Jersey RB:
5.00%, 11/15/47		2,240	2,628,438
4.46%, 10/01/62		10,250	11,835,983
4.81%, 10/15/65		5,135	6,255,303
Public Finance Authority RB, 5.00%, 09/30/49		6,000	6,832,860
Public Power Generation Agency RB, 5.00%, 01/01/35		2,790	3,242,008
Railsplitter Tobacco Settlement Authority RB, 5.00%, 06/01/25		3,000	3,449,700
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 05/15/49		11,840	16,655,683
Richardson Independent School District GO PSF, 5.00%, 02/15/42		4,460	5,227,923
Royal Oak Hospital Finance Authority RB, 5.00%, 09/01/39		4,280	4,774,254
Salt Lake City Corp. Airport Revenue RB, 5.00%, 07/01/47		11,760	13,689,805
Salt River Project Agricultural Improvement & Power District RB:
5.00%, 01/01/30		1,950	2,435,491
5.00%, 01/01/31		960	1,189,296
5.00%, 01/01/33		1,000	1,229,820
5.00%, 01/01/34		2,450	3,003,283
5.00%, 01/01/35		2,395	2,928,726
5.00%, 01/01/36		2,890	3,528,314
5.00%, 12/01/36		3,405	4,012,861
5.00%, 01/01/37		7,510	9,146,504
5.00%, 01/01/38		4,760	5,769,114
5.00%, 01/01/39		2,635	3,201,393
San Antonio Education Facilities Corp. RB, 5.00%, 06/01/47		7,470	8,794,132
San Diego Public Facilities Financing Authority Sewer Revenue RB, 5.00%, 05/15/39		3,535	4,207,180
San Diego Unified School District GO: 5.00%, 07/01/41		6,230	7,544,966

Security		Par (000)	Value
San Diego Unified School District GO: (continued)
5.00%, 07/01/47	USD	5,420	$6,538,580
San Francisco City & County Airport Comm-San Francisco International Airport RB:
5.00%, 05/01/41		4,960	5,741,398
5.00%, 05/01/46		4,040	4,660,302
San Francisco City & County Airport RB, 5.00%, 05/01/47		4,940	5,773,526
San Jose Redevelopment Agency Successor Agency TA, 2.96%, 08/01/24		9,610	9,593,471
South Carolina Ports Authority RB, 5.00%, 07/01/45		4,000	4,544,880
South Carolina Public Service Authority RB:
2.39%, 12/01/23		7,835	7,458,685
5.00%, 12/01/24		2,285	2,685,081
5.00%, 12/01/25		4,000	4,720,000
5.00%, 12/01/26		1,180	1,384,518
5.00%, 12/01/27		1,425	1,684,222
5.00%, 12/01/28		4,355	5,081,314
5.00%, 12/01/29		3,770	4,393,433
5.00%, 12/01/31		1,020	1,190,605
5.00%, 12/01/32		1,440	1,674,706
5.00%, 12/01/46		2,210	2,485,454
5.00%, 12/01/49		4,980	5,541,495
5.00%, 12/01/50		4,980	5,591,594
South Jersey Port Corp. RB, 5.00%, 01/01/48		1,500	1,640,685
State Board of Administration Finance Corp. RB, 3.00%, 07/01/20		9,995	10,125,835
State of California GO:
5.00%, 09/01/27		2,920	3,618,639
7.50%, 04/01/34		9,165	13,571,715
7.55%, 04/01/39		4,840	7,616,272
7.30%, 10/01/39		2,620	3,908,673
7.35%, 11/01/39		4,170	6,258,002
State of Delaware GO, 5.00%, 01/01/24		3,070	3,641,204
State of Georgia GO, 5.00%, 07/01/26		2,640	3,281,520
State of Kansas Department of Transportation RB, 5.00%, 09/01/35		2,500	2,954,250
State of Maryland GO:
5.00%, 08/01/24		12,120	14,515,518
5.00%, 08/01/26		4,190	5,206,075
State of Ohio GO:
5.00%, 05/01/27		4,965	5,975,427
5.00%, 05/01/30		3,350	4,014,104
5.00%, 03/15/32		6,760	7,872,493
5.00%, 05/01/32		4,495	5,342,352
5.00%, 05/01/34		3,070	3,630,490
5.00%, 05/01/35		3,070	3,623,675
5.00%, 05/01/36		7,370	8,688,272
5.00%, 05/01/37		5,625	6,618,713
State of Texas GO, 5.00%, 10/01/36		8,080	9,638,228
State of Texas RB, 4.00%, 08/30/18		24,100	24,497,650
State of Washington GO:
5.00%, 07/01/28		2,985	3,560,359
5.00%, 08/01/28		3,035	3,701,243
5.00%, 08/01/29		3,035	3,688,011
5.00%, 07/01/30		13,950	16,538,981
5.00%, 08/01/30		3,035	3,669,558
5.00%, 07/01/31		4,000	4,765,240
5.00%, 08/01/40		16,320	19,356,697
5.00%, 02/01/41		4,880	5,760,938
5.00%, 08/01/41		10,000	11,892,300
5.00%, 08/01/42		10,820	12,857,406
State of Wisconsin GO:
5.00%, 11/01/29		8,940	11,031,781
5.00%, 11/01/31		8,660	10,588,149
5.00%, 05/01/32		2,670	3,163,389
5.00%, 05/01/33		2,440	2,883,665

CONSOLIDATED SCHEDULE OF INVESTMENTS	57

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
State of Wisconsin GO: (continued)
5.00%, 11/01/33	USD	4,590	$5,573,362
5.00%, 05/01/34		3,170	3,737,018
5.00%, 05/01/36		3,940	4,630,249
5.00%, 05/01/38		3,975	4,656,792
State of Wisconsin RB, 3.15%, 05/01/27		12,780	12,958,664
Sumter Landing Community Development District RB, 4.17%, 10/01/47		2,555	2,770,080
Texas A&M University RB:
2.76%, 05/15/26		13,425	13,154,218
2.84%, 05/15/27		5,965	5,860,732
Texas Municipal Gas Acquisition & Supply Corp. RB, 6.25%, 12/15/26		2,210	2,654,829
Texas Private Activity Bond Surface Transportation Corp. RB:
5.00%, 12/31/50		4,095	4,532,141
5.00%, 12/31/55		3,580	3,949,026
Texas Water Development Board RB:
5.00%, 10/15/40		4,240	4,991,922
5.00%, 10/15/42		7,890	9,508,555
5.00%, 10/15/45		3,645	4,268,878
Tobacco Settlement Finance Authority RB, 7.47%, 06/01/47		19,675	19,124,297
Tobacco Settlement Financing Corp. RB:
5.00%, 06/01/41		10,020	9,723,608
6.71%, 06/01/46		10,350	9,333,009
TSASC, Inc. RB, 5.00%, 06/01/41		4,460	5,011,390
United Independent School District GO PSF, 5.00%, 08/15/47		2,970	3,536,765
University of California RB:
3.06%, 07/01/25		4,795	4,847,218
4.60%, 05/15/31		5,115	5,685,118
5.00%, 05/15/47		6,045	7,227,402
University of Delaware RB, 5.87%, 11/01/40		7,500	9,636,675
University of Houston RB:
5.00%, 02/15/33		2,730	3,215,312
5.00%, 02/15/34		2,555	3,001,026
5.00%, 02/15/35		5,685	6,663,843
5.00%, 02/15/36		6,840	8,006,767
University of Massachusetts Building Authority RB:
5.00%, 11/01/31		3,560	4,247,685
5.00%, 11/01/39		5,000	5,591,550
University of Virginia RB:
5.00%, 04/01/44		4,905	5,906,895
5.00%, 04/01/46		4,835	5,813,749
4.18%, 09/01/99		6,575	6,856,541
Virginia Commonwealth Transportation Board RB:
5.00%, 03/15/25		4,860	5,851,100
5.00%, 03/15/26		6,155	7,529,288
5.00%, 09/15/26		7,260	8,945,409
Virginia Small Business Financing Authority RB:
5.00%, 12/31/47		2,900	3,281,263
5.00%, 12/31/56		5,720	6,393,130
Weld County School District No. RE-4 GO, 5.25%, 12/01/41		4,165	5,041,483
West Virginia Hospital Finance Authority RB:
5.00%, 06/01/19		2,840	2,966,011
5.00%, 06/01/20		3,065	3,282,860
5.00%, 06/01/21		3,050	3,343,867
5.00%, 06/01/22		3,335	3,739,569
5.00%, 06/01/23		2,765	3,158,625
5.00%, 06/01/24		2,955	3,437,758
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 12/15/44		2,350	2,602,766

Total Taxable Municipal Bonds — 6.0% (Cost: $1,877,839,045)			1,904,300,121

Security		Par (000)	Value
U.S. Government Sponsored Agency Securities — 84.6%
Collateralized Mortgage Obligations — 0.5%
Fannie Mae:
Series 2016-C02, Class 1M2, (1 mo. LIBOR US + 6.00%), 7.55%, 09/25/28 (a)	USD	2,186	$2,595,118
Series 2016-C04, Class 1M2, (1 mo. LIBOR US + 4.25%), 5.80%, 01/25/29-04/25/29 (a)		25,559	29,015,049
Series 2017-C01, Class 1B1, (1 mo. LIBOR US + 5.75%), 7.30%, 07/25/29 (a)		4,911	5,722,396
Series 2017-C01, Class 1M2, (1 mo. LIBOR US + 3.55%), 5.10%, 07/25/29 (a)		9,138	9,930,253
Series 2017-C03, Class 1B1, (1 mo. LIBOR US + 4.85%), 6.40%, 10/25/29 (a)		7,590	8,298,709
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 4.55%, 10/25/29 (a)		807	848,406
Series 2017-C04, Class 2M2, (1 mo. LIBOR US + 2.85%), 4.40%, 11/25/29 (a)		4,263	4,431,584
Series 2017-C05, Class 1B1, (1 mo. LIBOR US + 3.60%), 5.15%, 01/25/30 (a)		10,220	10,181,111
Series 2017-C05, Class 1M2, (1 mo. LIBOR US + 2.20%), 3.75%, 01/25/30 (a)		5,969	6,030,735
Freddie Mac:
Series 2015-DN1, Class B, (1 mo. LIBOR US + 11.50%), 13.05%, 01/25/25 (a)		1,496	2,170,553
Series 2015-HQ2, Class B, (1 mo. LIBOR US + 7.95%), 9.50%, 05/25/25 (a)		1,600	1,965,090
Series 2016-DNA4, Class M3, (1 mo. LIBOR US + 3.80%), 5.35%, 03/25/29 (a)		9,070	10,123,620
Series 2017-DNA1, Class M2, (1 mo. LIBOR US + 3.25%), 4.80%, 07/25/29 (a)		9,410	10,084,178
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 6.70%, 10/25/29 (a)		6,110	6,802,841
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%), 5.00%, 10/25/29 (a)		11,303	12,295,660
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.45%), 6.00%, 03/25/30 (a)		10,380	11,120,462
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.50%), 4.05%, 03/25/30 (a)		20,290	21,014,300
Series 2017-HQA1, Class M2, (1 mo. LIBOR US + 3.55%), 4.88%, 08/25/29 (a)		1,050	1,133,251
Series 2017-HQA2, Class M2, (1 mo. LIBOR US + 2.65%), 4.20%, 12/25/29 (a)		7,894	8,163,251
Series 2017-HRP1, Class M2, (1 mo. LIBOR US + 2.45%), 3.86%, 12/25/42 (a)		2,090	2,134,911

			164,061,478
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2017-M8, Class A2, 3.06%, 05/25/27 (e)		2,823	2,856,404
Freddie Mac:
Series K058, Class A2, 2.65%, 08/25/26		3,140	3,103,112
Series K059, Class A2, 3.12%, 09/25/26 (e)		890	909,712
Series K060, Class A2, 3.30%, 10/25/26		730	756,355
Series K061, Class A2, 3.35%, 11/25/26 (e)		2,060	2,141,968
Series K062, Class A2, 3.41%, 12/25/26		621	648,419
Series K069, Class A2, 3.19%, 09/25/27 (e)		3,050	3,127,551

			13,543,521

Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2016-M4, Class X2, 2.70%, 01/25/39 (e)		35,614	4,043,113
Series 2017-M12, Class X, 0.33%, 06/25/27 (e)		42,830	849,312

58	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Freddie Mac:
Series K044, Class X1, 0.75%, 01/25/25 (e)	USD	41,998	$1,834,501
Series K045, Class X1, 0.46%, 01/25/25 (e)		76,548	2,106,566
Series K056, Class X1, 1.27%, 05/25/26 (e)		28,788	2,480,252
Series K064, Class X1, 0.61%, 03/25/27 (e)		71,394	3,397,119
Series K065, Class X1, 0.68%, 04/25/27 (e)		124,705	6,613,207
Series K718, Class X1, 0.64%, 01/25/22 (e)		27,610	613,760
Series K721, Class X1, 0.34%, 08/25/22 (e)		52,724	689,589
Series KC01, Class X1, 0.71%, 12/25/22 (e)		124,503	2,730,453
Series KIR1, Class X, 1.09%, 03/25/26 (e)		24,070	1,709,311
Series KW01, Class X1, 0.98%, 01/25/26 (e)		71,625	4,354,584
Series KW03, Class X1, 0.85%, 06/25/27 (e)		20,630	1,237,248
Ginnie Mae:
Series 2009-80, Class IO, 0.80%, 09/16/51 (e)		5,165	414,160
Series 2012-120, Class IO, 0.79%, 02/16/53 (e)		15,054	669,907
Series 2012-23, Class IO, 0.72%, 06/16/53 (e)		11,025	303,987
Series 2013-191, Class IO, 0.76%, 11/16/53 (e)		8,040	289,318
Series 2014-40, Class AI, 1.00%, 02/16/39		38,296	883,116
Series 2014-52, Class AI, 0.83%, 08/16/41		26,876	640,991
Series 2015-173, Class IO, 0.90%, 09/16/55 (e)		17,849	1,183,343
Series 2015-22, Class IO, 0.73%, 03/16/55 (e)		28,993	1,607,927
Series 2015-48, Class IO, 0.68%, 02/16/50 (e)		15,275	770,871
Series 2016-110, Class IO, 1.04%, 05/16/58 (e)		18,953	1,540,858
Series 2016-119, Class IO, 1.13%, 10/16/52 (e)		29,567	2,439,802
Series 2016-125, Class IO, 1.06%, 12/16/57 (e)		28,167	2,119,782
Series 2016-152, Class IO, 0.98%, 08/15/58 (e)		53,994	4,185,873
Series 2016-158, Class IO, 0.91%, 06/16/58 (e)		20,053	1,494,630
Series 2016-87, Class IO, 1.01%, 08/16/58 (e)		28,810	2,199,123
Series 2017-100, Class IO, 0.81%, 05/16/59 (e)		23,637	1,622,469
Series 2017-111, Class IO, 0.74%, 02/16/59 (e)		56,563	4,195,269
Series 2017-151, Class IO, 0.71%, 09/16/57 (c)(e)		36,177	2,372,827
Series 2017-173, Class IO, 1.37%, 09/16/57 (e)		22,065	2,111,414
Series 2017-69, Class IO, 0.80%, 07/16/59 (e)		15,250	1,079,240
Series 2017-86, Class IO, 0.77%, 05/16/59 (e)		16,296	1,143,070
Series 2013-145, Class SI, (1 mo. LIBOR US + 6.25%), 4.76%, 04/16/40 (a)		21,213	1,770,674

			67,697,666
Mortgage-Backed Securities — 83.8%
Fannie Mae Mortgage-Backed Securities:
3.00%, 12/01/25-01/01/48 (o)(s)		7,787,603	7,807,774,534
2.50%, 09/01/27-01/01/33 (o)(s)		4,458,852	4,452,659,207
6.00%, 03/01/38		3	3,709
4.50%, 11/01/39-02/01/57 (o)(s)(t)		1,574,659	1,701,538,670
4.00%, 12/01/40-01/01/57 (o)(s)(t)		3,728,159	3,912,656,001
3.50%, 01/01/42-01/01/48 (o)(s)(t)		881,272	910,641,873
5.05%, 09/01/44 (o)		33,463	36,309,952

Security		Par (000)	Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
3.00%, 12/01/26-03/01/32 (o)	USD	126,921	$129,438,209
2.50%, 06/01/27-07/01/32 (o)		488,282	490,072,186
4.00%, 01/01/40-09/01/47 (o)		512,273	539,352,572
3.50%, 10/01/41-02/01/47 (o)		315,255	325,417,487
4.50%, 09/01/44-12/01/47 (o)		663,426	718,983,880
Ginnie Mae Mortgage-Backed Securities:
4.00%, 02/21/47-01/01/48 (s)		4,122,800	4,297,537,221
3.00%, 01/01/48 (s)		1,249,425	1,260,747,914

			26,583,133,415
Total U.S. Government Sponsored Agency Securities — 84.6% (Cost: $26,831,174,909)			26,828,436,080

U.S. Treasury Obligations — 34.0%
U.S. Treasury Bonds, 2.75%, 11/15/47 (o)		270,160	270,603,230
U.S. Treasury Inflation Indexed Bonds, 0.88%, 02/15/47 (o)(p)		30,187	31,366,477
U.S. Treasury Inflation Indexed Notes:
0.13%, 04/15/19 (o)(p)		3,266,131	3,258,607,297
0.13%, 04/15/20 (o)(p)		2,005,992	2,001,744,976
0.13%, 04/15/21 (o)(p)		797,271	793,931,843
0.13%, 04/15/22 (o)(p)		175,925	174,675,466
0.38%, 01/15/27 (o)(p)		35,599	35,340,095
U.S. Treasury Notes:
1.75%, 11/30/19 (o)		2,541,895	2,535,540,263
1.75%, 11/15/20 (o)		1,542,391	1,533,534,292
1.88%, 12/15/20 (o)		140,310	139,904,417

Total U.S. Treasury Obligations — 34.0% (Cost: $10,802,312,403)			10,775,248,356

Total Long-Term Investments — 199.8% (Cost: $62,957,256,667)			63,402,370,846

Short-Term Securities — 13.8%

Borrowed Bond Agreements — 11.4%(u)
Barclays Bank PLC, (0.95)%, Open (v)
(Purchased on 10/20/17 to be repurchased at EUR 912,313, collateralized by Dufry One BV, 2.50% due at 10/15/24, par and fair value of EUR 900,000 and $1,098,755, respectively)	EUR	914	1,096,632
Barclays Bank PLC, (0.95)%, Open (v)
(Purchased on 10/19/17 to be repurchased at EUR 810,785, collateralized by Dufry One BV, 2.50% due at 10/15/24, par and fair value of EUR 800,000 and $976,671, respectively)		812	974,592
Barclays Bank PLC, (0.95)%, Open (v)
(Purchased on 10/19/17 to be repurchased at EUR 1,115,433, collateralized by Dufry One BV, 2.50% due at 10/15/24, par and fair value of EUR 1,100,000 and $1,342,923, respectively)		1,117	1,340,790
Barclays Bank PLC, (0.70)%, Open (v)
(Purchased on 02/06/17 to be repurchased at EUR 5,677,471, collateralized by Kingdom of Spain, 5.40% due at 01/31/23, par and fair value of EUR 4,500,000 and $6,746,102, respectively)		5,714	6,855,684

CONSOLIDATED SCHEDULE OF INVESTMENTS	59

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)(u)
Barclays Bank PLC, (0.60)%, Open (v)
(Purchased on 02/13/17 to be repurchased at EUR 10,974,229, collateralized by Portugal Obrigacoes do Tesouro OT, 4.75% due at 06/14/19, par and fair value of EUR 9,800,000 and $12,580,719, respectively)	EUR	11,033	$13,237,992
Barclays Bank PLC, (0.60)%, Open (v)
(Purchased on 02/07/17 to be repurchased at EUR 12,595,008, collateralized by Kingdom of Spain, 5.40% due at 01/31/23, par and fair value of EUR 10,000,000 and $14,991,337, respectively)		12,664	15,194,633
Barclays Bank PLC, (0.25)%, Open (v)
(Purchased on 10/18/17 to be repurchased at $1,771,339, collateralized by Bank of Communications Co. Ltd., 5.00% (l), par and fair value of USD 1,700,000 and $1,722,100, respectively)	USD	1,772	1,772,250
Barclays Bank PLC, 0.10%, 01/02/18
(Purchased on 12/29/17 to be repurchased at $290,463,315, collateralized by U.S. Treasury Notes, 2.00% due at 11/30/22, par and fair value of USD 292,655,000 and $289,991,383, respectively)		290,460	290,460,087
Barclays Bank PLC, 0.90%, Open (v)
(Purchased on 10/31/17 to be repurchased at $2,919,873, collateralized by Deutsche Bank AG, 6.25% (l), par and fair value of USD 2,800,000 and $2,792,720, respectively)		2,916	2,915,500
Barclays Bank PLC, 1.00%, 01/02/18
(Purchased on 12/29/17 to be repurchased at $385,257,450, collateralized by U.S. Treasury Notes, 1.50% due at 10/31/19, par and fair value of USD 387,150,400 and $384,488,741, respectively)		385,215	385,214,648
Barclays Bank PLC, 1.32%, 01/11/18
(Purchased on 12/15/17 to be repurchased at $383,893,780, collateralized by U.S. Treasury Notes, 1.50% due at 10/31/19, par and fair value of USD 385,000,000 and $382,353,125, respectively)		383,556	383,556,250
Barclays Capital, Inc., (2.00)%, Open (v)
(Purchased on 10/23/17 to be repurchased at $3,359,672, collateralized by K Hovnanian Enterprises, Inc., 7.00% due at 01/15/19, par and fair value of USD 3,360,000 and $3,318,000, respectively)		3,373	3,372,600
Barclays Capital, Inc., (2.00)%, Open (v)
(Purchased on 06/07/17 to be repurchased at $9,236,198, collateralized by Transocean, Inc., 5.80% due at 10/15/22, par and fair value of USD 9,900,000 and $9,751,500, respectively)		9,343	9,343,125
Barclays Capital, Inc., (1.00)%, Open (v)
(Purchased on 11/16/17 to be repurchased at $2,016,277, collateralized by Rackspace Hosting, Inc., 8.63% due at 11/15/24, par and fair value of USD 1,960,000 and $2,092,300, respectively)		2,019	2,018,800

Security		Par (000)	Value
Borrowed Bond Agreements (continued)(u)
Barclays Capital, Inc., (0.50)%, Open (v)
(Purchased on 07/14/17 to be repurchased at $11,706,285, collateralized by CF Industries, Inc., 3.45% due at 06/01/23, par and fair value of USD 12,400,000 and $12,229,500, respectively)	USD	11,734	$11,733,500
Barclays Capital, Inc., (0.25)%, Open (v)
(Purchased on 10/16/17 to be repurchased at $11,443,957, collateralized by Cemex SAB de CV, 7.75% due at 04/16/26, par and fair value of USD 10,000,000 and $11,325,000, respectively)		11,450	11,450,000
Barclays Capital, Inc., 0.50%, Open (v)
(Purchased on 12/22/17 to be repurchased at $10,813,401, collateralized by Cemex SAB de CV, 5.70% due at 01/11/25, par and fair value of USD 10,000,000 and $10,550,000, respectively)		10,813	10,812,500
Barclays Capital, Inc., 0.60%, Open (v)
(Purchased on 12/14/17 to be repurchased at $1,745,744, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.80% due at 07/21/23, par and fair value of USD 1,950,000 and $1,698,080, respectively)		1,745	1,745,250
Barclays Capital, Inc., 1.00%, Open (v)
(Purchased on 06/01/17 to be repurchased at $14,560,003, collateralized by Target Corp., 4.00% due at 07/01/42, par and fair value of USD 14,350,000 and $14,846,580, respectively)		14,476	14,475,563
Barclays Capital, Inc., 1.00%, Open (v)
(Purchased on 10/12/17 to be repurchased at $13,038,059, collateralized by Target Corp., 3.63% due at 04/15/46, par and fair value of USD 13,516,000 and $13,155,287, respectively)		13,009	13,009,150
Barclays Capital, Inc., 1.00%, Open (v)
(Purchased on 11/07/17 to be repurchased at $6,638,994, collateralized by Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.75% due at 04/15/23, par and fair value of USD 6,730,000 and $6,528,100, respectively)		6,629	6,629,050
Barclays Capital, Inc., 1.00%, Open (v)
(Purchased on 11/10/17 to be repurchased at $4,857,603, collateralized by Level 3 Financing, Inc., 5.38% due at 05/01/25, par and fair value of USD 4,900,000 and $4,893,875, respectively)		4,851	4,851,000
Barclays Capital, Inc., 1.00%, Open (v)
(Purchased on 12/15/17 to be repurchased at $1,404,171, collateralized by PetSmart, Inc., 5.88% due at 06/01/25, par and fair value of USD 1,970,000 and $1,511,975, respectively)		1,404	1,403,625

60	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)(u)
Barclays Capital, Inc., 1.00%, Open (v)
(Purchased on 12/26/17 to be repurchased at $6,943,277, collateralized by Pacific Gas & Electric Co., 4.00% due at 12/01/46, par and fair value of USD 6,806,000 and $6,813,022, respectively)	USD	6,942	$6,942,120
BNP Paribas Securities Corp., (2.86)%, Open (v)
(Purchased on 11/24/17 to be repurchased at EUR 1,397,436, collateralized by NEW Areva Holding SA, 4.38% due at 11/06/19, par and fair value of EUR 1,300,000 and $1,661,187, respectively)	EUR	1,401	1,681,250
BNP Paribas Securities Corp., (2.00)%, Open (v)
(Purchased on 11/29/17 to be repurchased at EUR 9,066,444, collateralized by Portugal Obrigacoes do Tesouro OT, 2.88% due at 07/21/26, par and fair value of EUR 8,260,000 and $10,797,692, respectively)		9,082	10,897,107
BNP Paribas Securities Corp., (2.00)%, Open (v)
(Purchased on 02/10/17 to be repurchased at EUR 14,493,185, collateralized by Portugal Obrigacoes do Tesouro OT, 2.88% due at 07/21/26, par and fair value of EUR 15,725,000 and $20,556,140, respectively)		14,756	17,705,342
BNP Paribas Securities Corp., (1.50)%, Open (v)
(Purchased on 11/29/17 to be repurchased at EUR 10,241,906, collateralized by Portugal Obrigacoes do Tesouro OT, 4.45% due at 06/15/18, par and fair value of EUR 9,800,000 and $12,008,951, respectively)		10,255	12,304,608
BNP Paribas Securities Corp., 0.20%, Open (v)
(Purchased on 11/04/16 to be repurchased at GBP 23,419,743, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13% due at 03/22/46, par and fair value of GBP 14,617,799 and $32,122,784, respectively)	GBP	23,365	31,546,487
BNP Paribas Securities Corp., 0.20%, Open (v)
(Purchased on 11/11/16 to be repurchased at GBP 1,963,044, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13% due at 03/22/46, par and fair value of GBP 1,267,537 and $2,785,428, respectively)		1,959	2,644,330
BNP Paribas Securities Corp., 0.82%, 01/02/18
(Purchased on 12/28/17 to be repurchased at $348,281,729, collateralized by U.S. Treasury Notes, 1.50% due at 10/31/19, par and fair value of USD 350,000,000 and $347,593,750, respectively)	USD	348,250	348,250,000
Citigroup Global Markets, Inc., (1.50)%, Open (v)
(Purchased on 09/08/17 to be repurchased at $3,838,835, collateralized by Sanchez Energy Corp., 6.13% due at 01/15/23, par and fair value of USD 4,921,000 and $4,158,245, respectively)		3,857	3,856,834
Citigroup Global Markets, Inc., 0.15%, 01/02/18
(Purchased on 12/28/17 to be repurchased at $396,506,608, collateralized by U.S. Treasury Notes, 2.00% due at 11/30/22, par and fair value of USD 400,000,000 and $396,359,376, respectively)		396,500	396,500,000

Security		Par (000)	Value
Borrowed Bond Agreements (continued)(u)
Citigroup Global Markets, Inc., 0.50%, Open (v)
(Purchased on 06/20/17 to be repurchased at $2,108,641, collateralized by Ally Financial, Inc., 5.13% due at 09/30/24, par and fair value of USD 1,970,000 and $2,130,063, respectively)	USD	2,103	$2,102,975
Citigroup Global Markets, Inc., 0.90%, Open (v)
(Purchased on 10/12/17 to be repurchased at $12,682,189, collateralized by Target Corp., 3.63% due at 04/15/46, par and fair value of USD 13,150,000 and $12,799,054, respectively)		12,657	12,656,875
Citigroup Global Markets, Inc., 0.90%, Open (v)
(Purchased on 11/02/17 to be repurchased at $10,903,559, collateralized by Ecopetrol SA, 5.38% due at 06/26/26, par and fair value of USD 10,000,000 and $10,797,000, respectively)		10,888	10,887,500
Citigroup Global Markets, Inc., 1.00%, Open (v)
(Purchased on 11/09/17 to be repurchased at $1,646,317, collateralized by El Puerto de Liverpool SAB de CV, 3.88% due at 10/06/26, par and fair value of USD 1,646,000 and $1,604,850, respectively)		1,644	1,643,943
Citigroup Global Markets, Inc., 1.00%, Open (v)
(Purchased on 11/13/17 to be repurchased at $4,267,620, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.80% due at 07/21/23, par and fair value of USD 4,850,000 and $4,223,431, respectively)		4,262	4,261,937
Citigroup Global Markets, Inc., 1.10%, Open (v)
(Purchased on 04/24/17 to be repurchased at $18,953,688, collateralized by Walt Disney Co., 4.13% due at 06/01/44, par and fair value of USD 18,000,000 and $19,439,591, respectively)		18,810	18,810,000
Citigroup Global Markets, Inc., 1.10%, Open (v)
(Purchased on 06/01/17 to be repurchased at $14,550,395, collateralized by Target Corp., 4.00% due at 07/01/42, par and fair value of USD 14,350,000 and $14,846,579, respectively)		14,458	14,457,625
Citigroup Global Markets, Inc., 1.10%, Open (v)
(Purchased on 06/29/17 to be repurchased at $10,179,972, collateralized by Hanesbrands, Inc., 4.88% due at 05/15/26, par and fair value of USD 9,900,000 and $10,147,500, respectively)		10,123	10,122,750
Citigroup Global Markets, Inc., 1.10%, Open (v)
(Purchased on 08/01/17 to be repurchased at $5,712,775, collateralized by Seagate HDD Cayman, 4.75% due at 01/01/25, par and fair value of USD 5,810,000 and $5,705,581, respectively)		5,687	5,686,537
Citigroup Global Markets, Inc., 1.10%, Open (v)
(Purchased on 08/03/17 to be repurchased at $20,342,813, collateralized by Comcast Corp., 4.75% due at 03/01/44, par and fair value of USD 18,000,000 and $20,641,841, respectively)		20,250	20,250,000

CONSOLIDATED SCHEDULE OF INVESTMENTS	61

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)(u)
Citigroup Global Markets, Inc., 1.10%, Open (v)
(Purchased on 10/10/17 to be repurchased at $8,451,122, collateralized by Ford Motor Credit Co. LLC, 4.39% due at 01/08/26, par and fair value of USD 8,000,000 and $8,393,559, respectively)	USD	8,430	$8,430,000
Citigroup Global Markets, Inc., 1.10%, Open (v)
(Purchased on 11/03/17 to be repurchased at $15,253,199, collateralized by Netflix, Inc., 4.38% due at 11/15/26, par and fair value of USD 15,150,000 and $14,809,125, respectively)		15,226	15,225,750
Citigroup Global Markets, Inc., 1.10%, Open (v)
(Purchased on 12/15/17 to be repurchased at $579,848, collateralized by PetSmart, Inc., 7.13% due at 03/15/23, par and fair value of USD 960,000 and $568,800, respectively)		580	579,600
Credit Suisse Securities (USA) LLC, 0.85%, Open (v)
(Purchased on 06/15/17 to be repurchased at $3,135,865, collateralized by United Rentals North America, Inc., 5.88% due at 09/15/26, par and fair value of USD 2,890,000 and $3,092,300, respectively)		3,121	3,121,200
Credit Suisse Securities (USA) LLC, 1.05%, Open (v)
(Purchased on 11/10/17 to be repurchased at $1,891,762, collateralized by Level 3 Financing, Inc., 5.25% due at 03/15/26, par and fair value of USD 1,950,000 and $1,914,023, respectively)		1,889	1,889,063
Deutsche Bank AG, (1.00)%, Open (v)
(Purchased on 01/31/17 to be repurchased at EUR 25,067,944, collateralized by Kingdom of Spain, 5.40% due at 01/31/23, par and fair value of EUR 19,500,000 and $29,233,107, respectively)	EUR	25,302	30,358,499
Deutsche Bank AG, (0.25)%, 01/12/18
(Purchased on 11/20/17 to be repurchased at JPY 2,917,917,590, collateralized by Government of Japan (20-Year Bond), 0.60% due at 09/20/37, par and fair value of JPY 2,900,000,000 and $25,915,332, respectively)	JPY	2,918,850	25,905,037
Deutsche Bank AG, 0.37%, Open (v)
(Purchased on 06/09/17 to be repurchased at GBP 5,492,511, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13% due at 03/22/46, par and fair value of GBP 3,427,799 and $7,532,628, respectively)	GBP	5,481	7,400,257
Deutsche Bank Securities, Inc., 0.60%, 01/02/18
(Purchased on 12/29/17 to be repurchased at $12,630,967, collateralized by U.S. Treasury Notes, 2.25% due at 11/15/27, par and fair value of USD 12,790,000 and $12,609,641, respectively)	USD	12,630	12,630,125

Security		Par (000)	Value
Borrowed Bond Agreements (continued)(u)
Deutsche Bank Securities, Inc., 0.82%, 01/02/18
(Purchased on 12/28/17 to be repurchased at $348,281,729, collateralized by U.S. Treasury Notes, 1.50% due at 10/31/19, par and fair value of USD 350,000,000 and $347,593,750, respectively)	USD	348,250	$348,250,000
Deutsche Bank Securities, Inc., 1.40%, 01/02/18
(Purchased on 12/29/17 to be repurchased at $146,912,850, collateralized by U.S. Treasury Notes, 2.25% due at 08/15/27, par and fair value of USD 148,000,000 and $145,918,750, respectively)		146,890	146,890,000
J.P. Morgan Securities LLC, 1.06%, 01/04/18
(Purchased on 12/13/17 to be repurchased at $398,246,097, collateralized by U.S. Treasury Notes, 2.00% due at 11/30/22, par and fair value of USD 400,000,000 and $396,359,376, respectively)		398,000	398,000,000
J.P. Morgan Securities LLC, 1.17%, 01/12/18
(Purchased on 12/11/17 to be repurchased at $398,400,985, collateralized by U.S. Treasury Notes, 1.50% due at 10/31/19, par and fair value of USD 400,000,000 and $397,250,000, respectively)		398,000	398,000,000
J.P. Morgan Securities PLC, (1.85)%, Open (v)
(Purchased on 10/26/17 to be repurchased at EUR 1,400,766, collateralized by Wind Tre SpA, 3.13% due at 01/20/25, par and fair value of EUR 1,400,000 and $1,635,069, respectively)	EUR	1,405	1,685,816
J.P. Morgan Securities PLC, (1.85)%, Open (v)
(Purchased on 10/25/17 to be repurchased at EUR 2,811,051, collateralized by Wind Tre SpA, 3.13% due at 01/20/25, par and fair value of EUR 2,800,000 and $3,270,138, respectively)		2,820	3,383,087
J.P. Morgan Securities PLC, (1.65)%, Open (v)
(Purchased on 11/28/17 to be repurchased at EUR 1,521,563, collateralized by Saipem Finance International BV, 3.75% due at 09/08/23, par and fair value of EUR 1,400,000 and $1,781,110, respectively)		1,524	1,828,324
J.P. Morgan Securities PLC, (1.35)%, Open (v)
(Purchased on 12/18/17 to be repurchased at EUR 167,841, collateralized by Altice Luxembourg SA, 7.25% due at 05/15/22, par and fair value of EUR 164,000 and $199,349, respectively)		168	201,490
J.P. Morgan Securities PLC, (1.10)%, Open (v)
(Purchased on 11/28/17 to be repurchased at EUR 411,413, collateralized by Syngenta Finance NV, 1.88% due at 11/02/21, par and fair value of EUR 400,000 and $490,195, respectively)		412	494,115

62	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bond Agreements (continued)(u)
J.P. Morgan Securities PLC, (1.00)%, Open (v)
(Purchased on 11/13/17 to be repurchased at EUR 1,369,137, collateralized by Wind Tre SpA, 2.63% due at 01/20/23, par and fair value of EUR 1,380,000 and $1,620,503, respectively)	EUR	1,371	$1,644,901
J.P. Morgan Securities PLC, 0.25%, Open (v)
(Purchased on 10/04/17 to be repurchased at $1,859,578, collateralized by Industrial & Commercial Bank of China Ltd., 6.00% (l), par and fair value of USD 1,700,000 and $1,759,755, respectively)	USD	1,859	1,858,519
Nomura Securities International, Inc., (0.25)%, Open (v)
(Purchased on 11/15/17 to be repurchased at $2,171,257, collateralized by Alfa SAB de CV, 5.25% due at 03/25/24, par and fair value of USD 2,037,000 and $2,154,128, respectively)		2,172	2,171,951
Nomura Securities International, Inc., (0.25)%, Open (v)
(Purchased on 11/14/17 to be repurchased at $8,467,877, collateralized by Alfa SAB de CV, 5.25% due at 03/25/24, par and fair value of USD 7,963,000 and $8,420,873, respectively)		8,471	8,470,641
Nomura Securities International, Inc., 1.10%, Open (v)
(Purchased on 11/13/17 to be repurchased at $8,251,217, collateralized by El Puerto de Liverpool SAB de CV, 3.88% due at 10/06/26, par and fair value of USD 8,354,000 and $8,145,150, respectively)		8,239	8,239,133
RBC Capital Markets, LLC, (0.50)%, Open (v)
(Purchased on 07/11/17 to be repurchased at $7,013,206, collateralized by CF Industries, Inc., 3.45% due at 06/01/23, par and fair value of USD 7,400,000 and $7,298,250, respectively)		7,030	7,030,000
RBC Capital Markets, LLC, 0.85%, Open (v)
(Purchased on 12/26/17 to be repurchased at $17,322,504, collateralized by Continental Resources, Inc., 3.80% due at 06/01/24, par and fair value of USD 17,495,000 and $17,298,181, respectively)		17,320	17,320,050
RBC Capital Markets, LLC, 0.90%, Open (v)
(Purchased on 11/13/17 to be repurchased at $5,360,675, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.20% due at 07/21/21, par and fair value of USD 5,900,000 and $5,389,476, respectively)		5,354	5,354,250
RBC Capital Markets, LLC, 1.15%, Open (v)
(Purchased on 11/03/17 to be repurchased at $4,792,432, collateralized by Netflix, Inc., 4.38% due at 11/15/26, par and fair value of USD 4,750,000 and $4,643,125, respectively)		4,783	4,783,417
RBC Capital Markets, LLC, 1.15%, Open (v)
(Purchased on 12/01/17 to be repurchased at $2,021,807, collateralized by CSC Holdings LLC, 5.50% due at 04/15/27, par and fair value of USD 2,000,000 and $2,040,000, respectively)		2,020	2,020,000

Security		Par (000)	Value
Borrowed Bond Agreements (continued)(u)
RBC Capital Markets, LLC, 1.15%, Open (v)
(Purchased on 12/12/17 to be repurchased at $18,028,936, collateralized by Valeant Pharmaceuticals International, Inc., 6.13% due at 04/15/25, par and fair value of USD 19,800,000 and $18,117,000, respectively)	USD	18,018	$18,018,000

Total Borrowed Bond Agreements — 11.4% (Cost: $3,595,601,671)			3,607,854,666

Foreign Government Obligations — 2.4%
Arab Republic of Egypt Treasury Bills:
18.64%, 05/01/18 (w)	EGP	494,800	26,242,906
19.03%, 05/15/18 (w)		562,000	29,545,143
20.42%, 05/29/18 (w)		333,350	17,437,805
20.59%, 07/10/18 (w)		333,350	17,097,180
17.95%, 10/12/18 (w)		157,175	7,750,495
17.50%, 11/13/18 (w)		436,650	21,294,080
17.83%, 11/27/18 (w)		205,475	9,948,665
Government of Japan Treasury Bills:
0.19%, 02/13/18 (w)	JPY 11,086,650		98,411,176
0.18%, 03/26/18 (w)		59,317,650	526,624,387

Total Foreign Government Obligations — 2.4% (Cost: $755,642,978)			754,351,837

Total Short-Term Securities — 13.8% (Cost: $4,351,244,649)			4,362,206,503

Options Purchased — 0.6% (Cost: $238,546,466)			185,917,907

Total Investments Before Options Written, TBA Sale Commitments, Borrowed Bonds, and Investments Sold Short — 214.2% (Cost: $67,547,047,782)			67,950,495,256

Options Written — (0.4)% (Premiums Received: $167,432,934)			(132,619,371)

TBA Sale Commitments — (74.9)% (s)
Fannie Mae Mortgage-Backed Securities:
2.50%, 01/01/33	USD	615,459	(614,497,345)
3.00%, 01/01/33		3,865,273	(3,936,991,550)
3.00%, 01/01/48		2,178,190	(2,178,190,000)
3.50%, 01/01/48		5,816,155	(5,971,556,136)
4.00%, 01/01/48		885,065	(924,302,277)
4.00%, 01/01/48		1,956,931	(2,046,438,871)
4.50%, 01/01/48		226,426	(240,613,040)
4.50%, 01/01/48		372,718	(396,536,990)
Freddie Mac Mortgage-Backed Securities:
3.50%, 01/01/48		49,228	(50,553,582)
4.00%, 01/01/48		284,523	(297,526,583)
4.50%, 01/01/48		37,789	(40,168,528)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 01/01/48		5,344,400	(5,392,833,625)
4.00%, 01/01/48		1,613,450	(1,681,895,615)

Total TBA Sale Commitments — (74.9)% (Proceeds: $23,762,977,279)			(23,772,104,142)

CONSOLIDATED SCHEDULE OF INVESTMENTS	63

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Borrowed Bonds — (11.4)%
Corporate Bonds — (1.0)%
China — 0.0%
Bank of Communications Co. Ltd., 5.00% (l)	USD	1,700	$(1,722,100)

Germany — 0.0%
Deutsche Bank AG, 6.25% (l)		2,800	(2,792,720)

Israel — (0.1)%
Teva Pharmaceutical Finance Netherlands III BV:
2.20%, 07/21/21		5,900	(5,389,476)
2.80%, 07/21/23		6,800	(5,921,511)

			(11,310,987)
Italy — 0.0%
Saipem Finance International BV, 3.75%, 09/08/23	EUR	1,400	(1,781,110)
Wind Tre SpA:
2.63%, 01/20/23		1,380	(1,620,503)
3.13%, 01/20/25		4,200	(4,905,207)

			(8,306,820)
Luxembourg — 0.0%
Altice Luxembourg SA, 7.25%, 05/15/22		164	(199,349)

Mexico — (0.1)%
Alfa SAB de CV, 5.25%, 03/25/24	USD	10,000	(10,575,000)
Cemex SAB de CV:
5.70%, 01/11/25		10,000	(10,550,000)
7.75%, 04/16/26		10,000	(11,325,000)
El Puerto de Liverpool SAB de CV, 3.88%, 10/06/26		10,000	(9,750,000)

			(42,200,000)
Switzerland — 0.0%
Dufry One BV, 2.50%, 10/15/24	EUR	2,800	(3,418,349)
Syngenta Finance NV, 1.88%, 11/02/21		400	(490,195)

			(3,908,544)
United States — (0.8)%
Ally Financial, Inc., 5.13%, 09/30/24	USD	1,970	(2,130,063)
CF Industries, Inc., 3.45%, 06/01/23		19,800	(19,527,750)
Comcast Corp., 4.75%, 03/01/44		18,000	(20,641,841)
Continental Resources, Inc., 3.80%, 06/01/24		17,495	(17,298,181)
CSC Holdings LLC, 5.50%, 04/15/27		2,000	(2,040,000)
Ford Motor Credit Co. LLC, 4.39%, 01/08/26		8,000	(8,393,559)
Hanesbrands, Inc., 4.88%, 05/15/26 (b)		9,900	(10,147,500)
K Hovnanian Enterprises, Inc., 7.00%, 01/15/19		3,360	(3,318,000)
Level 3 Financing, Inc.:
5.38%, 05/01/25		4,900	(4,893,875)
5.25%, 03/15/26		1,950	(1,914,023)
Netflix, Inc., 4.38%, 11/15/26		19,900	(19,452,250)
Pacific Gas & Electric Co., 4.00%, 12/01/46		6,806	(6,813,022)
PetSmart, Inc.:
7.13%, 03/15/23		960	(568,800)
5.88%, 06/01/25		1,970	(1,511,975)
Rackspace Hosting, Inc., 8.63%, 11/15/24		1,960	(2,092,300)
Sanchez Energy Corp., 6.13%, 01/15/23		4,921	(4,158,245)
Seagate HDD Cayman, 4.75%, 01/01/25		5,810	(5,705,581)
Target Corp.:
4.00%, 07/01/42		28,700	(29,693,159)
3.63%, 04/15/46		26,666	(25,954,341)
Transocean, Inc., 5.80%, 10/15/22		9,900	(9,751,500)
United Rentals North America, Inc., 5.88%, 09/15/26		2,890	(3,092,300)
Valeant Pharmaceuticals International, Inc., 6.13%, 04/15/25 (b)		19,800	(18,117,000)

Security		Par (000)	Value
Corporate Bonds (continued)
United States (continued)
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.75%, 04/15/23	USD	6,730	$(6,528,100)
Walt Disney Co., 4.13%, 06/01/44		18,000	(19,439,591)

			(243,182,956)
Total Corporate Bonds — (1.0)% (Proceeds: $304,671,084)			(313,623,476)

Foreign Agency Obligations — 0.0%
China — 0.0%
Industrial & Commercial Bank of China Ltd., 6.00% (l)		1,700	(1,759,755)

Colombia — 0.0%
Ecopetrol SA, 5.38%, 06/26/26		10,000	(10,797,000)

France — 0.0%
NEW Areva Holding SA, 4.38%, 11/06/19	EUR	1,300	(1,661,187)

Total Foreign Agency Obligations — 0.0% (Proceeds: $13,945,727)			(14,217,942)

Foreign Government Obligations — (0.6)%
Japan — (0.1)%
Government of Japan (20-Year Bond), 0.60%, 09/20/37	JPY	2,900,000	(25,915,332)

Portugal — (0.2)%
Portugal Obrigacoes do Tesouro OT:
4.45%, 06/15/18	EUR	9,800	(12,008,951)
4.75%, 06/14/19		9,800	(12,580,719)
2.88%, 07/21/26		23,985	(31,353,832)

			(55,943,502)
Spain — (0.2)%
Kingdom of Spain, 5.40%, 01/31/23		34,000	(50,970,546)

United Kingdom — (0.1)%
United Kingdom Gilt Inflation Linked Bonds, 0.13%, 03/22/46	GBP	19,313	(42,440,840)

Total Foreign Government Obligations — (0.6)% (Proceeds: $157,851,045)			(175,270,220)

U.S. Treasury Obligations — (9.8)%
United States — (9.8)%
U.S. Treasury Notes:
1.50%, 10/31/19	USD	1,872,150	(1,859,279,366)
2.00%, 11/30/22		1,092,655	(1,082,710,135)
2.25%, 08/15/27		148,000	(145,918,750)
2.25%, 11/15/27		12,790	(12,609,641)

Total U.S. Treasury Obligations — (9.8)% (Proceeds: $3,105,739,371)			(3,100,517,892)

Total Borrowed Bonds — (11.4)% (Proceeds: $3,582,207,227)			(3,603,629,530)

64	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017	(Percentages shown are based on Net Assets)

Security		Par (000)	Value
Investments Sold Short — (1.1)%
U.S. Treasury Obligations — (1.1)%
U.S. Treasury Notes, 2.13%, 12/31/22	USD	350,000	$(348,550,650)

Total Investments Sold Short — (1.1)% (Proceeds: $348,403,125)			(348,550,650)

Total Investments Net of Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short — 126.4%			40,093,591,563
Liabilities in Excess of Other Assets — (26.4)%			(8,365,716,795)

Net Assets — 100.0%			$31,727,874,768

(a)	Floating rate security. Rate shown is the rate in effect as of period end.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Zero-coupon bond.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Non-income producing security.
(h)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(i)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(j)	Convertible security.
(k)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(l)	Perpetual security with no stated maturity date.
(m)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(n)	Issuer filed for bankruptcy and/or is in default.
(o)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(p)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	Variable rate security. Rate shown is the rate in effect as of period end.
(s)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$724,436,833	$1,939,691
BNP Paribas Securities Corp.	469,645,281	(304,104)
Citigroup Global Markets, Inc.	(695,713,722)	(4,202,550)
Credit Suisse Securities (USA) LLC	(1,837,018,423)	1,392,068
Deutsche Bank Securities, Inc.	(147,888,598)	106,653
Goldman Sachs & Co.	1,405,290,601	(185,135)
J.P. Morgan Securities LLC	(857,719,290)	(128,652)
Jefferies LLC	266,922,000	166,826
Merrill Lynch, Pierce, Fenner & Smith, Inc.	660,494,700	2,703,238
Mizuho Securities USA LLC	(395,916,428)	(34,103)
Morgan Stanley & Co. LLC	(2,609,018,594)	449,179
Nomura Securities International, Inc.	(536,485,337)	(1,276,857)
RBC Capital Markets, LLC	(588,812,980)	(1,216,910)
Wells Fargo Securities, LLC	54,818,044	339,536

(t)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(u)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(v)	The amount to be repurchased assumes the maturity will be the day after the period end.
(w)	Rates are discount rates or a range of discount rates at the time of purchase.
(x)	Fixed rate.

CONSOLIDATED SCHEDULE OF INVESTMENTS	65

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

(y)	During the year ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated persons and/or related parties	Shares Held at 12/31/16	Shares Purchased	Shares Sold		Shares Held at 12/31/17	Value at 12/31/17	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	445,688,404	—	(445,688,404	)(a)	—	$—	$648,347	$—	$—
iShares China Large-Cap ETF	—	549,757	(549,757)		—	—	50,818	1,739,646	—
iShares Core MSCI Emerging Markets ETF	—	3,066,768	(2,294,610)		772,158	36,384,085	659,025	2,856,624	3,328,135
iShares iBoxx $ High Yield Corporate Bond ETF	5,304,206	8,157,938	(10,112,328)		3,349,816	292,304,944	15,109,628	3,939,069	(3,983,000)
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,106,180	147,716	(58,716)		1,195,180	138,760,398	6,184,614	8,489	6,607,578
iShares MSCI Mexico Capped ETF	—	49,588	(49,588)		—	—	—	25,275	—
iShares Russell 2000 ETF	—	807,760	(807,760)		—	—	—	(2,449,589)	—
iShares Short Maturity Bond ETF	996,000	—	—		996,000	49,919,520	759,430	—	(59,760)
iShares Transportation Average ETF	—	29,650	(29,650)		—	—	—	(135,435)	—
iShares U.S. Home Construction ETF	—	281,251	(281,251)		—	—	8,693	102,496	—
Sentinel Energy Services, Inc.	—	1,614,183	—		1,614,183	16,093,404	—	—	(48,426)

						$533,462,351	$23,420,555	$6,086,575	$5,844,527

(a)	Represents net shares sold.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	0.50%	06/28/17	Open	$6,492,225	$6,508,997	Corporate Bonds	Open/Demand(a)
BNP Paribas Securities Corp.	1.25%	09/06/17	Open	4,028,000	4,044,224	Foreign Government Obligations	Open/Demand(a)
Deutsche Bank Securities, Inc.	1.95%	09/14/17	Open	7,082,675	7,124,109	Corporate Bonds	Open/Demand(a)
Barclays Capital, Inc.	0.00%	11/02/17	Open	6,720,333	6,720,332	Corporate Bonds	Open/Demand(a)
BNP Paribas Securities Corp.	1.40%	11/09/17	01/11/18	63,503,000	63,624,008	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.40%	11/09/17	01/11/18	71,335,000	71,470,933	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.40%	11/09/17	01/11/18	72,086,000	72,223,364	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.40%	11/09/17	01/11/18	77,658,000	77,805,982	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.40%	11/09/17	01/11/18	74,777,000	74,919,492	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.40%	11/09/17	01/11/18	82,182,000	82,338,602	U.S. Government Sponsored Agency Securities	Up to 30 Days

66	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
HSBC Securities (USA), Inc.	1.40%	11/09/17	01/11/18	$90,562,000	$90,734,571	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	1.35%	11/09/17	01/11/18	244,556,000	245,005,372	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.18%	11/21/17	Open	945,000,000	946,269,975	U.S. Treasury Obligations	Open/Demand(a)
BNP Paribas Securities Corp.	1.45%	11/27/17	01/29/18	498,156,250	498,838,447	U.S. Treasury Obligations	Up to 30 Days
Cantor Fitzgerald & Co.	1.45%	11/27/17	01/29/18	105,000,000	105,143,792	U.S. Treasury Obligations	Up to 30 Days
Barclays Bank PLC	1.48%	11/28/17	01/29/18	602,062,500	602,879,298	U.S. Treasury Obligations	Up to 30 Days
Citigroup Global Markets, Inc.	0.50%	11/29/17	Open	5,135,000	5,137,282	Corporate Bonds	Open/Demand(a)
Citigroup Global Markets, Inc.	1.17%	11/30/17	Open	419,500,000	419,922,646	U.S. Treasury Obligations	Open/Demand(a)
Barclays Capital, Inc.	1.00%	12/01/17	Open	2,729,962	2,732,086	Corporate Bonds	Open/Demand(a)
Nomura Securities International, Inc.	1.14%	12/01/17	Open	189,000,000	189,185,535	U.S. Treasury Obligations	Open/Demand(a)
Wells Fargo Securities, LLC	1.47%	12/04/17	01/05/18	248,100,000	248,373,530	U.S. Treasury Obligations	Up to 30 Days
J.P. Morgan Securities LLC	1.00%	12/07/17	01/05/18	149,812,500	149,912,375	U.S. Treasury Obligations	Up to 30 Days
Wells Fargo Securities, LLC	1.00%	12/07/17	01/05/18	150,000,000	150,100,000	U.S. Treasury Obligations	Up to 30 Days
J.P. Morgan Securities LLC	0.50%	12/08/17	Open	159,750	159,797	Corporate Bonds	Open/Demand(a)
Cantor Fitzgerald & Co.	1.55%	12/11/17	01/11/18	205,001,100	205,168,802	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/11/17	01/11/18	55,608,300	55,654,965	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/11/17	01/11/18	54,929,800	54,975,895	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/11/17	01/11/18	61,479,600	61,531,192	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/11/17	01/11/18	54,537,100	54,582,866	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/11/17	01/11/18	49,434,900	49,476,384	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/11/17	01/11/18	48,406,700	48,447,321	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/11/17	01/11/18	11,538,800	11,548,483	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/11/17	01/11/18	51,832,100	51,875,596	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/11/17	01/11/18	54,120,000	54,165,416	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.58%	12/11/17	01/11/18	203,203,200	203,372,649	U.S. Government Sponsored Agency Securities	Up to 30 Days

CONSOLIDATED SCHEDULE OF INVESTMENTS	67

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.63%	12/11/17	01/11/18	$301,627,000	$301,886,483	U.S. Government Sponsored Agency Securities	Up to 30 Days
J.P. Morgan Securities LLC	1.48%	12/11/17	01/12/18	630,000,000	630,518,000	U.S. Treasury Obligations	Up to 30 Days
RBC Capital Markets, LLC	1.57%	12/11/17	01/12/18	525,000,000	525,457,917	U.S. Treasury Obligations	Up to 30 Days
J.P. Morgan Securities LLC	0.94%	12/13/17	01/04/18	600,000,000	600,282,000	U.S. Treasury Obligations	Up to 30 Days
Wells Fargo Securities, LLC	1.48%	12/14/17	Open	310,500,000	310,717,005	U.S. Treasury Obligations	Open/Demand(a)
Bank of Montreal	1.65%	12/14/17	01/17/18	205,179,000	205,310,657	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	1.60%	12/14/17	01/17/18	234,480,000	234,625,899	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	38,427,000	38,450,163	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	39,202,000	39,225,630	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	38,719,000	38,742,339	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	37,714,000	37,736,733	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	37,251,000	37,273,454	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	38,905,000	38,928,451	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	38,555,000	38,578,240	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	37,551,000	37,573,635	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	39,739,000	39,762,954	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.55%	12/15/17	01/11/18	39,851,000	39,875,021	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	1.59%	12/15/17	01/11/18	67,748,000	67,789,891	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.65%	12/15/17	01/11/18	35,598,000	35,620,842	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.65%	12/15/17	01/11/18	36,066,000	36,089,142	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.65%	12/15/17	01/11/18	34,753,000	34,775,300	U.S. Government Sponsored Agency Securities	Up to 30 Days

68	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Counterparty	Interest Rate	Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.65%	12/15/17	01/11/18	$34,603,000	$34,625,204	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.65%	12/15/17	01/11/18	34,623,000	34,645,216	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.65%	12/15/17	01/11/18	34,946,000	34,968,424	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.65%	12/15/17	01/11/18	33,930,000	33,951,772	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.65%	12/15/17	01/11/18	34,637,000	34,659,225	U.S. Government Sponsored Agency Securities	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.65%	12/15/17	01/11/18	34,967,000	34,989,437	U.S. Government Sponsored Agency Securities	Up to 30 Days
J.P. Morgan Securities LLC	1.00%	12/19/17	Open	3,228,269	3,229,345	Corporate Bonds	Open/Demand(a)
J.P. Morgan Securities LLC	1.25%	12/19/17	Open	4,379,500	4,381,325	Corporate Bonds	Open/Demand(a)
J.P. Morgan Securities LLC	(3.50%)	12/19/17	Open	4,739,030	4,733,501	Corporate Bonds	Open/Demand(a)
RBC Capital Markets, LLC	0.25%	12/19/17	Open	2,751,425	2,751,654	Corporate Bonds	Open/Demand(a)
Barclays Capital, Inc.	(1.00%)	12/20/17	Open	4,258,650	4,257,349	Corporate Bonds	Open/Demand(a)
J.P. Morgan Securities LLC	1.50%	12/20/17	Open	24,406,250	24,417,436	Foreign Government Obligations	Open/Demand(a)
Bank of Montreal	0.77%	12/22/17	Open	298,500,000	298,563,846	U.S. Treasury Obligations	Open/Demand(a)
Citigroup Global Markets, Inc.	0.95%	12/28/17	01/02/18	499,375,000	499,414,534	U.S. Treasury Obligations	Overnight
Amherst Pierpont Securities LLC	0.70%	12/29/17	01/02/18	99,625,000	99,630,811	U.S. Treasury Obligations	Overnight
Barclays Bank PLC	0.80%	12/29/17	01/02/18	298,875,000	298,894,925	U.S. Treasury Obligations	Overnight
Barclays Bank PLC	1.00%	12/29/17	01/02/18	139,959,225	139,970,888	U.S. Treasury Obligations	Overnight
BNP Paribas Securities Corp.	1.15%	12/29/17	01/02/18	199,750,000	199,769,143	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.50%	12/29/17	01/02/18	270,160,000	270,193,770	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.75%	12/29/17	01/02/18	597,750,000	597,787,359	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	1.20%	12/29/17	01/02/18	749,062,500	749,137,406	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.75%	12/29/17	01/02/18	241,092,500	241,107,568	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.10%	12/29/17	01/02/18	191,655,131	191,672,700	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.85%	12/29/17	01/02/18	174,448,531	174,475,425	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.85%	12/29/17	01/02/18	783,181,250	783,301,990	U.S. Treasury Obligations	Overnight

				$13,127,498,056	$13,136,724,327

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

CONSOLIDATED SCHEDULE OF INVESTMENTS	69

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
VSTOXX Mini	1,250	January 2018	$2,077	$(384,821)
Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 160.00	14,991	January 2018	3,597	1,754,137
VSTOXX Mini	1,250	February 2018	2,467	35,125
3-month EURIBOR	855	March 2018	257,288	25,044
ASX 90 Day Bank Accepted Bills	132	March 2018	102,543	11,469
Canadian Bankers Acceptance	297	March 2018	58,059	(20,034)
Canadian Government Bonds (10 Year)	605	March 2018	64,870	(540,523)
DAX Index	60	March 2018	23,235	(392,492)
Euro Dollar	816	March 2018	200,410	(353,846)
Euro STOXX 50 Index	2,075	March 2018	86,965	(2,010,729)
Euro-Schatz	5,760	March 2018	773,872	(1,034,906)
Japanese Government Bonds (10 Year)	25	March 2018	33,455	(26,702)
Russell 2000 Mini Index	767	March 2018	58,925	140,897
Three Month Sterling	932	March 2018	156,411	50,712
U.S. Treasury Notes (5 Year)	5,595	March 2018	649,938	685,148
Euro Dollar	414	June 2018	101,508	20,153
Three Month Sterling	930	June 2018	155,934	74,143
WTI Light Sweet Crude Oil(a)	727	June 2018	43,664	1,972,392
Three Month Sterling	3,000	September 2018	502,660	215,719
Euro Dollar	8,855	December 2018	2,166,265	(1,215,095)

				(994,209)

Short Contracts
CBOE Volatility Index	146	January 2018	1,675	382,894
Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 159.00	14,985	January 2018	1,438	(603,105)
CBOE Volatility Index	146	February 2018	1,821	(30,229)
E-Mini S&P 500 Index	639	March 2018	85,498	631,366
Euro-Bobl	3,567	March 2018	563,271	3,004,224
Euro-BTP Italian Government Bond	3,422	March 2018	558,974	12,377,948
Euro-Bund	6,863	March 2018	1,331,361	11,557,469
Euro-Buxl	713	March 2018	140,181	2,264,763
Euro-OAT	2,485	March 2018	462,688	5,312,903
Long Gilt British	1,366	March 2018	230,833	(541,389)
NASDAQ 100 E-Mini Index	776	March 2018	99,464	593,137
TOPIX Index	124	March 2018	19,996	13,149
U.S. Treasury Bonds (30 Year)	8,589	March 2018	1,314,117	2,092,756
U.S. Treasury Notes (10 Year)	35,028	March 2018	4,345,114	10,277,220
U.S. Treasury Notes (2 Year)	2,686	March 2018	575,098	33,054
U.S. Ultra Treasury Bonds	2,570	March 2018	430,877	(1,907,603)
U.S. Ultra Treasury Bonds (10 Year)	1,278	March 2018	170,693	(22,154)
WTI Light Sweet Crude Oil(a)	688	March 2018	41,583	(1,968,285)
3-month EURIBOR	855	March 2019	256,890	(70,929)
ASX 90 Day Bank Accepted Bills	132	March 2019	102,455	(1,839)
Canadian Bankers Acceptance	297	March 2019	57,728	66,481
Euro Dollar	3,951	March 2019	965,970	1,288,420
Three Month Sterling	932	March 2019	155,971	(81,029)
Euro Dollar	414	June 2019	101,161	15,028
Three Month Sterling	930	June 2019	155,558	(123,045)
Three Month Sterling	3,000	September 2019	501,546	(120,940)
Euro Dollar	8,855	December 2019	2,162,170	1,359,155

				45,799,420

				$44,805,211

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

70	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	19,312,000	USD	2,952,544	HSBC Bank PLC	01/04/18	$12,002
EUR	40,428,000	USD	47,802,151	Royal Bank of Scotland PLC	01/04/18	723,615
GBP	25,563,000	USD	34,155,563	Standard Chartered Bank	01/04/18	365,564
JPY	1,944,759,812	USD	17,263,000	Barclays Bank PLC	01/04/18	2,130
TRY	68,129,293	USD	17,263,000	BNP Paribas S.A.	01/04/18	677,254
USD	19,822,500	BRL	64,839,398	Barclays Bank PLC	01/04/18	289,972
USD	14,326,200	BRL	47,505,679	BNP Paribas S.A.	01/04/18	15,364
USD	35,310,120	BRL	116,346,845	BNP Paribas S.A.	01/04/18	261,244
USD	73,452,600	BRL	242,026,317	BNP Paribas S.A.	01/04/18	543,444
USD	22,939,671	BRL	75,288,000	Royal Bank of Scotland PLC	01/04/18	259,557
USD	17,437,000	GBP	12,864,106	BNP Paribas S.A.	01/04/18	64,883
USD	780,209,239	GBP	577,720,939	Royal Bank of Scotland PLC	01/04/18	35,645
USD	17,263,000	JPY	1,928,175,248	BNP Paribas S.A.	01/04/18	145,104
USD	1,560,371	MXN	29,200,000	BNP Paribas S.A.	01/04/18	77,136
USD	1,476,731	MXN	28,277,000	Goldman Sachs International	01/04/18	40,380
USD	17,263,000	MXN	337,759,227	Goldman Sachs International	01/04/18	106,278
USD	3,412,010	MXN	63,977,000	Goldman Sachs International	01/04/18	162,253
USD	17,263,000	TRY	65,494,096	BNP Paribas S.A.	01/04/18	16,663
USD	17,263,000	ZAR	213,750,466	BNP Paribas S.A.	01/04/18	4,074
ZAR	236,686,951	USD	17,263,000	BNP Paribas S.A.	01/04/18	1,847,894
AUD	17,854,853	USD	13,884,998	Morgan Stanley & Co. International PLC	01/05/18	46,319
AUD	71,474,338	USD	55,551,993	Morgan Stanley & Co. International PLC	01/05/18	216,131
CAD	70,132,733	USD	55,552,000	Morgan Stanley & Co. International PLC	01/05/18	247,832
CAD	17,543,003	USD	13,885,000	UBS AG	01/05/18	72,771
COP	79,521,975,900	USD	26,506,000	Barclays Bank PLC	01/05/18	120,531
EUR	46,611,464	USD	55,552,004	Barclays Bank PLC	01/05/18	399,313
EUR	11,650,103	USD	13,885,000	Goldman Sachs International	01/05/18	99,512
GBP	10,348,179	USD	13,884,999	Goldman Sachs International	01/05/18	90,020
GBP	41,336,255	USD	55,551,996	HSBC Bank PLC	01/05/18	271,831
USD	6,072,288	AUD	7,770,987	Citibank N.A.	01/05/18	8,945
USD	39,083,995	AUD	49,999,680	Credit Suisse International	01/05/18	71,555
USD	7,812,711	AUD	9,997,136	Morgan Stanley & Co. International PLC	01/05/18	12,407
USD	16,467,998	AUD	21,067,849	Morgan Stanley & Co. International PLC	01/05/18	29,729
USD	5,554,000	CAD	6,964,513	Barclays Bank PLC	01/05/18	12,813
USD	22,220,800	CAD	27,864,070	Barclays Bank PLC	01/05/18	51,260
USD	2,777,000	CAD	3,482,350	Deutsche Bank AG	01/05/18	6,332
USD	11,110,400	CAD	13,932,408	Deutsche Bank AG	01/05/18	25,333
USD	5,554,000	CAD	6,964,161	JPMorgan Chase Bank N.A.	01/05/18	13,092
USD	22,220,800	CAD	27,862,661	JPMorgan Chase Bank N.A.	01/05/18	52,381
USD	6,377,824	GBP	4,718,784	Barclays Bank PLC	01/05/18	5,196
USD	25,516,811	GBP	18,879,215	Barclays Bank PLC	01/05/18	20,790
USD	7,507,175	GBP	5,553,741	Morgan Stanley & Co. International PLC	01/05/18	6,953
USD	30,035,189	GBP	22,219,764	Morgan Stanley & Co. International PLC	01/05/18	27,819
USD	13,253,000	MXN	255,441,808	Barclays Bank PLC	01/05/18	280,308
USD	13,253,000	MXN	255,418,443	Barclays Bank PLC	01/05/18	281,495
RUB	1,023,791,659	USD	17,437,000	BNP Paribas S.A.	01/09/18	307,433
USD	17,437,000	RUB	1,003,869,886	JPMorgan Chase Bank N.A.	01/09/18	37,853
RUB	1,612,421,493	EUR	23,029,000	Bank of America N.A.	01/12/18	281,444
RUB	908,309,988	USD	15,348,000	Bank of America N.A.	01/12/18	389,577
RUB	3,291,647,220	USD	55,620,000	Bank of America N.A.	01/12/18	1,411,797
USD	31,275,000	JPY	3,514,180,347	BNP Paribas S.A.	01/12/18	64,317

CONSOLIDATED SCHEDULE OF INVESTMENTS	71

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,328,934	MXN	44,392,035	Bank of America N.A.	01/12/18	$77,698
USD	16,024,648	MXN	305,445,820	Bank of America N.A.	01/12/18	534,697
ZAR	84,884,888	USD	6,621,000	Barclays Bank PLC	01/12/18	223,735
CLP	10,836,161,290	USD	16,543,000	Credit Suisse International	01/16/18	1,065,322
USD	625,290,000	JPY	70,254,457,950	Bank of America N.A.	01/16/18	1,209,228
USD	17,907,000	BRL	57,624,726	Goldman Sachs International	01/17/18	575,682
USD	16,765,500	MXN	328,825,155	Barclays Bank PLC	01/17/18	106,959
ZAR	82,477,153	USD	6,477,011	Goldman Sachs International	01/17/18	168,028
HKD	513,863,246	USD	64,885,000	Goldman Sachs International	01/19/18	917,200
USD	30,986,341	MXN	593,651,805	Barclays Bank PLC	01/22/18	942,168
USD	68,108,756	MXN	1,304,861,588	Barclays Bank PLC	01/22/18	2,070,908
CAD	16,765,500	MXN	254,890,926	Morgan Stanley & Co. International PLC	01/29/18	462,203
IDR	290,538,000,000	USD	21,338,000	JPMorgan Chase Bank N.A.	01/29/18	9,276
INR	1,514,840,397	USD	23,389,800	Barclays Bank PLC	01/29/18	255,351
RUB	1,133,722,800	USD	19,281,000	Credit Suisse International	01/29/18	323,542
USD	21,776,000	ARS	389,354,880	BNP Paribas S.A.	01/29/18	1,245,458
RUB	1,853,930,750	USD	30,850,000	Bank of America N.A.	01/30/18	1,203,188
USD	7,290,000	BRL	23,896,620	Morgan Stanley & Co. International PLC	01/31/18	114,678
EUR	2,847,944	USD	3,339,995	Deutsche Bank AG	02/02/18	84,511
EUR	2,473,795	USD	2,901,565	Nomura International PLC	02/02/18	73,046
USD	17,263,000	EUR	14,351,533	Barclays Bank PLC	02/02/18	35,754
USD	17,436,999	GBP	12,877,968	Barclays Bank PLC	02/02/18	28,851
USD	17,263,000	HUF	4,453,887,663	BNP Paribas S.A.	02/02/18	32,088
USD	17,263,000	SEK	141,110,403	Barclays Bank PLC	02/02/18	22,702
USD	310,330,078	JPY	34,587,063,000	Deutsche Bank AG	02/05/18	2,790,504
USD	19,834,637	JPY	2,218,951,000	HSBC Bank PLC	02/05/18	104,276
EUR	420,000	USD	491,579	Barclays Bank PLC	02/09/18	13,639
EUR	560,000	USD	655,439	Barclays Bank PLC	02/09/18	18,185
GBP	158,462	USD	212,577	Citibank N.A.	02/09/18	1,672
GBP	292,308	USD	392,132	Citibank N.A.	02/09/18	3,084
GBP	3,961,538	USD	5,314,859	UBS AG	02/09/18	41,358
GBP	7,307,692	USD	9,804,110	UBS AG	02/09/18	76,291
EUR	13,695,528	USD	16,008,618	Barclays Bank PLC	02/12/18	468,404
USD	10,300,000	JPY	1,156,711,527	Barclays Bank PLC	02/13/18	11,083
USD	10,400,000	JPY	1,167,328,240	UBS AG	02/13/18	16,648
USD	50,000,000	JPY	5,612,820,000	UBS AG	02/13/18	74,122
EUR	28,000,000	TRY	122,038,000	Deutsche Bank AG	02/16/18	1,962,482
INR	649,487,900	USD	9,755,000	HSBC Bank PLC	02/20/18	354,797
INR	1,468,559,400	USD	21,945,000	HSBC Bank PLC	02/20/18	914,298
INR	2,660,941,250	USD	40,150,000	JPMorgan Chase Bank N.A.	02/20/18	1,269,673
CAD	17,022,575	USD	13,253,000	Barclays Bank PLC	02/22/18	299,439
NOK	221,449,440	USD	26,506,000	Bank of America N.A.	02/22/18	507,219
TWD	122,936,800	USD	4,060,000	JPMorgan Chase Bank N.A.	03/05/18	87,399
INR	379,070,775	USD	5,835,000	JPMorgan Chase Bank N.A.	03/07/18	54,423
USD	4,480,000	BRL	14,291,200	Morgan Stanley & Co. International PLC	03/08/18	204,392
JPY	200,000,000	USD	1,771,918	Morgan Stanley & Co. International PLC	03/14/18	9,900
USD	97,671,584	JPY	10,957,775,000	UBS AG	03/14/18	47,729
USD	9,227,320	THB	299,989,411	Bank of New York Mellon	03/15/18	5,815
CAD	26,683,803	USD	20,770,000	Barclays Bank PLC	03/19/18	480,480
TRY	23,262,482	USD	5,905,000	Standard Chartered Bank	03/19/18	88,438
USD	104,060,000	HKD	810,341,235	JPMorgan Chase Bank N.A.	03/19/18	176,344
CAD	20,820,000	MXN	317,280,833	BNP Paribas S.A.	03/20/18	677,891

72	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	9,180,000	MXN	139,618,895	Morgan Stanley & Co. International PLC	03/20/18	$312,795
AUD	7,500,000	USD	5,746,517	Barclays Bank PLC	03/21/18	104,460
AUD	8,000	USD	6,123	HSBC Bank PLC	03/21/18	118
AUD	24,254,762	USD	18,563,528	HSBC Bank PLC	03/21/18	358,345
CAD	16,398,961	USD	12,760,000	BNP Paribas S.A.	03/21/18	300,137
CAD	21,204,143	USD	16,510,001	Morgan Stanley & Co. International PLC	03/21/18	376,984
EUR	18,760,000	CAD	28,244,493	Deutsche Bank AG	03/21/18	128,819
EUR	50,510,000	MXN	1,162,590,286	Royal Bank of Scotland PLC	03/21/18	2,645,736
EUR	3,740,000	USD	4,436,415	Deutsche Bank AG	03/21/18	73,502
EUR	26,149,000	USD	31,257,968	Nomura International PLC	03/21/18	274,068
EUR	6,750,000	USD	8,025,238	UBS AG	03/21/18	114,318
EUR	11,260,000	USD	13,387,285	UBS AG	03/21/18	190,700
GBP	11,260,000	USD	15,127,495	Citibank N.A.	03/21/18	117,159
KRW	4,090,504,000	USD	3,760,000	Nomura International PLC	03/21/18	66,179
NOK	196,901,180	CAD	30,020,000	Bank of America N.A.	03/21/18	128,487
NOK	125,590,500	USD	15,000,000	JPMorgan Chase Bank N.A.	03/21/18	331,277
RUB	696,404,812	USD	11,739,600	Barclays Bank PLC	03/21/18	211,730
RUB	1,064,218,740	USD	17,940,000	Barclays Bank PLC	03/21/18	323,558
RUB	1,234,637,100	USD	21,132,000	JPMorgan Chase Bank N.A.	03/21/18	56,187
RUB	560,258,800	USD	9,400,000	JPMorgan Chase Bank N.A.	03/21/18	214,864
SEK	51,320,961	EUR	5,152,500	BNP Paribas S.A.	03/21/18	74,680
SEK	253,624,411	GBP	22,510,000	Morgan Stanley & Co. International PLC	03/21/18	598,443
TRY	5,908,619	USD	1,500,000	Bank of America N.A.	03/21/18	21,391
TRY	15,583,097	USD	3,900,000	Bank of America N.A.	03/21/18	112,441
USD	12,760,000	BRL	42,261,120	BNP Paribas S.A.	03/21/18	133,848
USD	2,234,286	MXN	43,203,514	Bank of America N.A.	03/21/18	69,177
USD	7,500,000	MXN	145,024,583	Bank of America N.A.	03/21/18	232,212
USD	9,010,000	MXN	174,027,790	Barclays Bank PLC	03/21/18	288,740
USD	11,250,000	MXN	217,670,625	Barclays Bank PLC	03/21/18	341,615
USD	28,390,000	MXN	552,786,516	Barclays Bank PLC	03/21/18	687,558
USD	54,470,000	MXN	1,052,085,871	Barclays Bank PLC	03/21/18	1,745,581
USD	12,400,000	MXN	239,865,600	BNP Paribas S.A.	03/21/18	379,332
USD	15,400,000	MXN	298,914,000	BNP Paribas S.A.	03/21/18	420,170
USD	7,500,000	MXN	144,577,500	Citibank N.A.	03/21/18	254,617
USD	7,500,000	MXN	144,577,500	Citibank N.A.	03/21/18	254,617
USD	6,380,000	MXN	123,108,799	Deutsche Bank AG	03/21/18	210,504
JPY	1,643,057,080	AUD	18,760,000	Bank of America N.A.	03/22/18	10,389
JPY	2,116,816,166	USD	18,761,111	Deutsche Bank AG	03/22/18	107,393
USD	5,286,111	JPY	590,841,854	Goldman Sachs International	03/22/18	19,569
USD	14,600,000	JPY	1,633,833,440	UBS AG	03/22/18	36,622
USD	17,260,000	ZAR	215,007,820	BNP Paribas S.A.	03/22/18	94,940
ZAR	38,683,800	USD	3,000,000	BNP Paribas S.A.	03/22/18	88,305
ZAR	48,483,696	USD	3,760,000	BNP Paribas S.A.	03/22/18	110,676
ZAR	106,380,450	USD	8,250,000	BNP Paribas S.A.	03/22/18	242,839
ZAR	39,189,000	USD	3,000,000	Goldman Sachs International	03/22/18	128,637
ZAR	384,143,065	USD	30,020,000	HSBC Bank PLC	03/22/18	647,901
USD	22,487,456	BRL	75,288,000	Goldman Sachs International	04/04/18	27,818
USD	12,010,000	BRL	38,774,285	Deutsche Bank AG	04/11/18	451,835
CNH	41,089,310	USD	5,980,000	HSBC Bank PLC	05/17/18	279,708
CNH	278,851,568	USD	39,545,000	HSBC Bank PLC	05/21/18	2,927,004
USD	192,730,102	TRY	748,660,081	BNP Paribas S.A.	06/25/18	5,532,463
USD	79,172,775	TRY	314,889,919	Citibank N.A.	06/25/18	436,575

CONSOLIDATED SCHEDULE OF INVESTMENTS	73

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	65,608,333	TRY	266,533,854	BNP Paribas S.A.	08/20/18	$114,611
USD	39,667,695	TRY	159,920,313	Citibank N.A.	08/20/18	371,462
USD	50,951,737	TRY	205,299,833	Citibank N.A.	08/20/18	504,673
USD	14,510,000	MXN	285,701,900	Barclays Bank PLC	06/14/19	1,277,459

						58,721,031

BRL	55,157,252	USD	16,950,600	Bank of America N.A.	01/04/18	(334,768)
BRL	88,157,520	USD	26,714,400	Barclays Bank PLC	01/04/18	(157,411)
BRL	185,083,601	USD	56,502,000	BNP Paribas S.A.	01/04/18	(746,538)
BRL	51,822,118	USD	15,993,000	BNP Paribas S.A.	01/04/18	(381,859)
BRL	52,178,625	USD	15,929,000	BNP Paribas S.A.	01/04/18	(210,463)
BRL	77,361,592	USD	23,716,000	Goldman Sachs International	01/04/18	(411,227)
BRL	75,288,000	USD	22,718,166	Goldman Sachs International	01/04/18	(38,052)
EUR	14,375,339	USD	17,263,001	Barclays Bank PLC	01/04/18	(8,268)
GBP	12,889,581	USD	17,436,999	Barclays Bank PLC	01/04/18	(30,477)
HUF	4,459,411,823	USD	17,263,000	BNP Paribas S.A.	01/04/18	(36,774)
MXN	322,921,678	USD	17,263,000	BNP Paribas S.A.	01/04/18	(859,962)
SEK	141,331,629	USD	17,263,000	Barclays Bank PLC	01/04/18	(27,266)
USD	12,893,580	BRL	43,028,455	BNP Paribas S.A.	01/04/18	(68,516)
USD	2,891,884	CNY	19,312,000	JPMorgan Chase Bank N.A.	01/04/18	(72,662)
USD	17,263,002	EUR	14,445,747	BNP Paribas S.A.	01/04/18	(76,242)
USD	2,106,644,799	EUR	1,765,650,000	HSBC Bank PLC	01/04/18	(12,666,555)
USD	3,860,255	GBP	2,881,000	HSBC Bank PLC	01/04/18	(30,343)
USD	17,263,000	HUF	4,519,354,138	BNP Paribas S.A.	01/04/18	(194,777)
USD	3,667,345	JPY	415,545,000	Morgan Stanley & Co. International PLC	01/04/18	(21,768)
USD	17,263,000	SEK	143,465,888	BNP Paribas S.A.	01/04/18	(233,012)
USD	2,313,998	SEK	19,313,000	Nomura International PLC	01/04/18	(41,269)
USD	1,815,165	TRY	7,090,000	Royal Bank of Canada	01/04/18	(51,821)
USD	35,462,093	ZAR	485,755,000	Barclays Bank PLC	01/04/18	(3,759,386)
BRL	56,570,851	USD	17,263,000	Standard Chartered Bank	01/05/18	(223,433)
MXN	507,773,163	USD	26,506,000	HSBC Bank PLC	01/05/18	(718,582)
USD	2,460,000	COP	7,425,510,000	BNP Paribas S.A.	01/05/18	(26,301)
USD	13,253,000	COP	40,103,578,000	Royal Bank of Scotland PLC	01/05/18	(174,976)
USD	10,793,000	COP	32,578,670,500	Royal Bank of Scotland PLC	01/05/18	(115,393)
USD	26,636,518	EUR	22,218,390	Citibank N.A.	01/05/18	(33,921)
USD	6,657,691	EUR	5,553,398	Citibank N.A.	01/05/18	(8,478)
USD	26,636,074	EUR	22,218,390	Credit Suisse International	01/05/18	(34,365)
USD	6,657,580	EUR	5,553,398	Credit Suisse International	01/05/18	(8,589)
USD	2,279,410	EUR	1,901,210	Standard Chartered Bank	01/05/18	(2,758)
USD	569,729	EUR	475,200	Standard Chartered Bank	01/05/18	(689)
USD	9,775,000	TRY	37,661,304	Goldman Sachs International	01/10/18	(123,804)
USD	31,470,681	AUD	41,080,000	BNP Paribas S.A.	01/12/18	(582,288)
USD	37,708,696	EUR	31,920,000	Royal Bank of Scotland PLC	01/12/18	(624,304)
USD	12,790,000	RUB	756,924,990	Bank of America N.A.	01/12/18	(324,647)
USD	140,704,656	RUB	8,412,379,588	Credit Suisse International	01/12/18	(5,050,067)
USD	22,070,000	ZAR	300,904,830	Goldman Sachs International	01/12/18	(2,193,609)
BRL	57,624,726	USD	17,907,000	Deutsche Bank AG	01/17/18	(575,682)
MXN	54,955,632	USD	2,794,250	BNP Paribas S.A.	01/17/18	(10,154)
MXN	274,651,164	USD	13,971,250	UBS AG	01/17/18	(57,206)
USD	51,208,678	INR	3,310,385,000	Deutsche Bank AG	01/17/18	(537,783)
USD	2,915,771	INR	188,490,000	Deutsche Bank AG	01/17/18	(30,621)
USD	4,674,353	INR	300,000,000	Deutsche Bank AG	01/17/18	(15,113)
USD	51,187,364	INR	3,310,389,200	Nomura International PLC	01/17/18	(559,163)

74	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,914,601	INR	188,493,056	Nomura International PLC	01/17/18	$(31,839)
USD	66,547,996	ZAR	966,536,435	BNP Paribas S.A.	01/17/18	(11,324,139)
USD	64,885,000	HKD	507,562,913	Goldman Sachs International	01/19/18	(110,418)
MXN	849,494,880	USD	45,205,615	Citibank N.A.	01/22/18	(2,213,459)
IDR	65,160,045,067	USD	4,801,418	JPMorgan Chase Bank N.A.	01/26/18	(12,433)
USD	11,801,745	EUR	10,005,515	Bank of America N.A.	01/26/18	(224,618)
USD	27,989,992	IDR	381,811,000,000	Barclays Bank PLC	01/26/18	(71,520)
USD	10,614,429	IDR	144,685,000,000	BNP Paribas S.A.	01/26/18	(19,321)
USD	48,165,069	IDR	657,309,000,000	Citibank N.A.	01/26/18	(144,311)
USD	57,287,621	IDR	783,294,000,000	Deutsche Bank AG	01/26/18	(281,114)
USD	48,177,979	IDR	657,967,000,000	Deutsche Bank AG	01/26/18	(179,758)
USD	36,707,032	IDR	501,308,000,000	Deutsche Bank AG	01/26/18	(136,959)
USD	10,619,849	IDR	144,664,000,000	Deutsche Bank AG	01/26/18	(12,306)
USD	27,987,940	IDR	381,811,000,000	JPMorgan Chase Bank N.A.	01/26/18	(73,572)
USD	40,635,534	IDR	552,968,000,000	JPMorgan Chase Bank N.A.	01/26/18	(5,276)
USD	10,612,094	IDR	144,685,000,000	Royal Bank of Scotland PLC	01/26/18	(21,656)
USD	22,354,000	MXN	443,242,265	Bank of America N.A.	01/26/18	(59,784)
ARS	399,807,360	USD	21,776,000	BNP Paribas S.A.	01/29/18	(694,303)
IDR	680,340,000,000	USD	50,124,500	Deutsche Bank AG	01/29/18	(136,574)
IDR	680,340,000,000	USD	50,124,500	Deutsche Bank AG	01/29/18	(136,574)
USD	23,389,800	INR	1,533,739,355	JPMorgan Chase Bank N.A.	01/29/18	(550,345)
BRL	242,863,677	USD	73,452,600	BNP Paribas S.A.	02/02/18	(543,554)
BRL	116,749,381	USD	35,310,120	BNP Paribas S.A.	02/02/18	(261,297)
MXN	339,520,053	USD	17,263,000	Goldman Sachs International	02/02/18	(115,162)
RUB	1,007,034,702	USD	17,437,000	JPMorgan Chase Bank N.A.	02/02/18	(34,728)
TRY	66,046,512	USD	17,263,000	BNP Paribas S.A.	02/02/18	(23,562)
USD	18,505,500	ARS	354,232,281	BNP Paribas S.A.	02/02/18	(135,034)
USD	18,505,500	ARS	355,305,600	Citibank N.A.	02/02/18	(191,514)
USD	4,404,941	CHF	4,384,057	Bank of America N.A.	02/02/18	(105,556)
USD	52,559,731	EUR	45,068,529	Bank of America N.A.	02/02/18	(1,632,851)
USD	17,263,000	JPY	1,942,092,678	Barclays Bank PLC	02/02/18	(3,261)
ZAR	214,691,300	USD	17,263,000	BNP Paribas S.A.	02/02/18	(9,186)
BRL	57,316,613	USD	17,263,000	HSBC Bank PLC	02/05/18	(61,342)
USD	8,476,840	IDR	115,929,000,000	Bank of America N.A.	02/08/18	(34,281)
USD	8,488,947	IDR	116,103,000,000	Goldman Sachs International	02/08/18	(34,953)
USD	8,487,086	IDR	116,103,000,000	JPMorgan Chase Bank N.A.	02/08/18	(36,814)
GBP	15,410,000	EUR	17,557,352	UBS AG	02/09/18	(284,592)
GBP	13,620,000	EUR	15,517,919	UBS AG	02/09/18	(251,535)
USD	41,039,380	EUR	34,803,081	Barclays Bank PLC	02/09/18	(825,281)
USD	40,587,125	GBP	30,420,000	Barclays Bank PLC	02/09/18	(542,383)
USD	35,944,022	GBP	26,940,000	Barclays Bank PLC	02/09/18	(480,335)
USD	7,478,634	IDR	101,949,000,000	BNP Paribas S.A.	02/14/18	(2,515)
USD	10,126,712	IDR	138,625,000,000	Morgan Stanley & Co. International PLC	02/14/18	(45,763)
USD	42,956,507	RUB	2,582,760,000	Citibank N.A.	02/14/18	(1,586,740)
TRY	122,039,120	EUR	28,000,000	BNP Paribas S.A.	02/16/18	(1,962,192)
USD	40,150,000	INR	2,660,941,250	Deutsche Bank AG	02/20/18	(1,269,673)
USD	6,100,000	INR	407,419,000	HSBC Bank PLC	02/20/18	(241,802)
USD	16,000,000	INR	1,079,360,000	JPMorgan Chase Bank N.A.	02/20/18	(801,099)
USD	9,600,000	INR	637,728,000	JPMorgan Chase Bank N.A.	02/20/18	(326,745)
USD	1,814,359	EUR	1,681,877	Citibank N.A.	02/21/18	(210,079)
USD	108,520	EUR	101,300	Citibank N.A.	02/21/18	(13,413)
USD	2,894,821	EUR	2,692,609	Deutsche Bank AG	02/21/18	(346,212)

CONSOLIDATED SCHEDULE OF INVESTMENTS	75

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,955,639	EUR	2,749,297	Morgan Stanley & Co. International PLC	02/21/18	$(353,629)
USD	13,253,001	CAD	17,009,709	Bank of America N.A.	02/22/18	(289,195)
USD	1,720,000	KRW	1,947,900,000	JPMorgan Chase Bank N.A.	03/05/18	(101,574)
USD	21,000,000	INR	1,366,470,000	Deutsche Bank AG	03/07/18	(230,126)
USD	14,885,000	INR	958,742,850	Deutsche Bank AG	03/07/18	(10,484)
JPY	783,874,000	USD	6,998,496	HSBC Bank PLC	03/14/18	(14,888)
USD	29,217,623	CNH	194,764,676	HSBC Bank PLC	03/14/18	(559,038)
USD	41,404,124	EUR	34,749,877	Morgan Stanley & Co. International PLC	03/14/18	(479,497)
USD	42,111,342	HKD	328,632,700	HSBC Bank PLC	03/14/18	(14,626)
USD	1,634,849	JPY	184,501,000	Deutsche Bank AG	03/14/18	(8,888)
USD	97,607,158	JPY	10,957,770,004	JPMorgan Chase Bank N.A.	03/14/18	(16,653)
USD	2,892,973	JPY	326,130,000	JPMorgan Chase Bank N.A.	03/14/18	(12,551)
USD	12,983,472	INR	844,445,000	Deutsche Bank AG	03/15/18	(123,059)
USD	12,978,267	INR	844,443,888	Nomura International PLC	03/15/18	(128,246)
USD	12,129,352	KRW	13,185,818,911	Bank of America N.A.	03/15/18	(203,256)
USD	5,083,650	TWD	151,518,173	Bank of America N.A.	03/15/18	(31,020)
HKD	810,341,235	USD	104,060,000	JPMorgan Chase Bank N.A.	03/19/18	(176,344)
JPY	1,679,406,729	USD	15,015,000	HSBC Bank PLC	03/19/18	(48,253)
USD	6,402,000	INR	422,532,000	HSBC Bank PLC	03/19/18	(152,779)
USD	2,328,000	INR	153,648,000	HSBC Bank PLC	03/19/18	(55,556)
MXN	453,651,120	CAD	30,000,000	Goldman Sachs International	03/20/18	(1,153,514)
BRL	51,700,320	USD	15,610,000	Goldman Sachs International	03/21/18	(163,743)
BRL	37,313,475	USD	11,150,000	Royal Bank of Scotland PLC	03/21/18	(2,032)
EUR	5,152,500	SEK	51,320,961	BNP Paribas S.A.	03/21/18	(74,680)
GBP	11,255,000	SEK	126,534,338	JPMorgan Chase Bank N.A.	03/21/18	(265,177)
GBP	11,255,000	SEK	126,402,654	JPMorgan Chase Bank N.A.	03/21/18	(249,043)
MXN	36,133,501	USD	1,870,000	Citibank N.A.	03/21/18	(59,199)
MXN	124,167,560	USD	6,380,000	Deutsche Bank AG	03/21/18	(157,445)
MXN	318,920,715	USD	16,510,000	JPMorgan Chase Bank N.A.	03/21/18	(527,550)
MXN	60,480,967	USD	3,131,000	JPMorgan Chase Bank N.A.	03/21/18	(100,046)
NOK	196,970,000	SEK	197,397,425	Deutsche Bank AG	03/21/18	(140,423)
NOK	65,660,000	SEK	65,463,020	Deutsche Bank AG	03/21/18	(5,220)
USD	183,889	AUD	240,000	Barclays Bank PLC	03/21/18	(3,343)
USD	5,159,421	AUD	6,740,000	Nomura International PLC	03/21/18	(98,657)
USD	22,510,005	CAD	28,599,434	Barclays Bank PLC	03/21/18	(266,592)
USD	12,760,000	CAD	16,218,904	Citibank N.A.	03/21/18	(156,740)
USD	9,000,000	CAD	11,441,466	Citibank N.A.	03/21/18	(111,987)
USD	14,903,000	CAD	19,122,382	Royal Bank of Scotland PLC	03/21/18	(326,070)
USD	17,260,000	CHF	16,813,035	Deutsche Bank AG	03/21/18	(97,380)
USD	18,760,002	CHF	18,325,770	Morgan Stanley & Co. International PLC	03/21/18	(159,089)
USD	29,853,376	EUR	25,217,000	Deutsche Bank AG	03/21/18	(554,798)
USD	15,202,925	GBP	11,260,000	Citibank N.A.	03/21/18	(41,728)
USD	15,617,798	NZD	22,510,000	Citibank N.A.	03/21/18	(318,845)
USD	7,800,000	RUB	455,325,000	Bank of America N.A.	03/21/18	(14,046)
USD	10,140,000	RUB	596,029,200	BNP Paribas S.A.	03/21/18	(88,737)
USD	87,705,000	TRY	348,100,882	Deutsche Bank AG	03/21/18	(1,926,364)
USD	14,260,000	TRY	56,597,897	Deutsche Bank AG	03/21/18	(313,209)
USD	3,315,000	TRY	13,157,225	Deutsche Bank AG	03/21/18	(72,811)
JPY	996,203,962	SEK	72,670,000	Deutsche Bank AG	03/22/18	(24,360)
JPY	649,456,255	SEK	47,390,000	Deutsche Bank AG	03/22/18	(17,617)
JPY	1,258,558,350	USD	11,260,000	Goldman Sachs International	03/22/18	(41,684)
JPY	418,029,150	USD	3,740,000	Goldman Sachs International	03/22/18	(13,845)

76	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	21,643,000	JPY	2,433,404,733	Goldman Sachs International	03/22/18	$(47,456)
USD	3,000,000	ZAR	38,476,002	Deutsche Bank AG	03/22/18	(71,716)
USD	7,932,000	ZAR	101,499,760	HSBC Bank PLC	03/22/18	(171,191)
USD	3,950,000	ZAR	50,545,140	HSBC Bank PLC	03/22/18	(85,250)
USD	10,000	ZAR	127,962	HSBC Bank PLC	03/22/18	(216)
USD	37,320,000	ZAR	514,072,886	Royal Bank of Scotland PLC	03/22/18	(3,720,794)
USD	3,760,000	ZAR	50,655,088	Standard Chartered Bank	03/22/18	(284,028)
USD	2,931,568	CNY	19,312,000	HSBC Bank PLC	04/04/18	(18,360)
USD	5,980,000	CNH	41,540,668	HSBC Bank PLC	05/17/18	(348,469)
USD	39,545,000	CNH	278,891,113	JPMorgan Chase Bank N.A.	05/21/18	(2,933,027)
TRY	748,660,081	USD	193,414,734	BNP Paribas S.A.	06/25/18	(6,217,094)
TRY	314,889,919	USD	81,689,864	BNP Paribas S.A.	06/25/18	(2,953,665)
TRY	631,754,000	USD	162,502,797	BNP Paribas S.A.	08/20/18	(7,265,779)
MXN	288,676,450	USD	14,510,000	Barclays Bank PLC	06/14/19	(1,139,690)

						(97,157,446)

Net Unrealized Depreciation						$(38,436,415)

Interest Rate Caps Purchased

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-2Y CMS Index Cap(a)	Upfront premium	Greater of 0.31% minus the difference of the 5-year CMS Index and 2-year CMS Index	Goldman Sachs International	03/13/18	USD 2,075,600	$7,597	$2,532,232	$(2,524,635)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
CBOE Volatility Index Future	500	01/17/18	USD	21.00	USD	552	$8,750
CBS Corp.	500	01/19/18	USD	62.50	USD	2,950	18,750
CenturyLink, Inc.	850	01/19/18	USD	30.00	USD	1,418	6,375
Centurylink, Inc.	1,250	01/19/18	USD	23.00	USD	2,085	9,375
Delta Air Lines, Inc.	14,741	01/19/18	USD	60.00	USD	82,550	294,820
iShares MSCI Emerging Markets Index ETF	8,553	01/19/18	USD	47.00	USD	40,302	564,498
iShares Russell 2000 ETF	16,865	01/19/18	USD	158.00	USD	257,124	278,273
Micron Technology, Inc.	10,262	01/19/18	USD	46.00	USD	42,197	282,205
Micron Technology, Inc.	9,912	01/19/18	USD	40.00	USD	40,758	2,205,420
Netflix, Inc.	581	01/19/18	USD	220.00	USD	11,153	9,877
Oracle Corp.	1,000	01/19/18	USD	55.00	USD	4,728	2,000
Oracle Corp.	500	01/19/18	USD	52.50	USD	2,364	1,000
PowerShares QQQ Trust, Series 1 ETF	62,799	01/19/18	USD	160.00	USD	12,371	1,695,573
S&P 500 Index Future	58	01/19/18	USD	2,615.00	USD	938	383,960
SPDR Dow Jones Industrial Average ETF	350	01/19/18	USD	248.00	USD	8,658	56,000
SPDR S&P 500 ETF Trust	86,297	01/19/18	USD	270.00	USD	2,302,922	4,660,038
SPDR S&P 500 ETF Trust	26,937	01/19/18	USD	272.00	USD	718,841	498,335
SPDR S&P 500 ETF Trust	7,500	01/19/18	USD	271.00	USD	200,145	240,000
U.S. Treasury Notes (10 Year) Future	536	01/26/18	USD	125.00	USD	66,489	67,000
CBS Corp.	850	02/16/18	USD	65.00	USD	5,015	48,875

CONSOLIDATED SCHEDULE OF INVESTMENTS	77

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Euro STOXX 50 Index Future	343	02/16/18	EUR	3,600.00	EUR	9,170	$76,959
Freeport-McMoRan, Inc.	7,200	02/16/18	USD	20.00	USD	13,651	583,200
Micron Technology, Inc.	225	02/16/18	USD	50.00	USD	925	8,663
QUALCOMM, Inc.	550	02/16/18	USD	67.50	USD	3,521	63,250
AMC Networks, Inc.	700	03/16/18	USD	65.00	USD	3,786	52,500
AMC Networks, Inc.	250	03/16/18	USD	75.00	USD	1,352	3,750
CBS Corp.	500	03/16/18	USD	70.00	USD	2,950	14,500
DISH Network Corp.	350	03/16/18	USD	60.00	USD	1,671	25,375
E-Mini S&P 500 Index Future	98	03/16/18	USD	2,675.00	USD	452	218,540
Freeport-McMoRan, Inc.	5,750	03/16/18	USD	21.00	USD	10,902	428,375
QUALCOMM, Inc.	500	04/20/18	USD	70.00	USD	3,201	82,000
QUALCOMM, Inc.	1,000	06/15/18	USD	72.50	USD	6,402	152,500
SPDR S&P 500 ETF Trust	5,045	06/15/18	USD	300.00	USD	134,631	85,765
SPDR S&P Oil & Gas Explore & Production ETF	35,675	06/15/18	USD	38.00	USD	132,640	9,061,450
SPDR S&P 500 ETF Trust	9,482	01/18/19	USD	310.00	USD	253,037	696,927
SPDR S&P 500 ETF Trust	9,486	12/20/19	USD	350.00	USD	253,143	758,880

							23,643,758

Put
Centurylink, Inc.	400	01/19/18	USD	16.00	USD	667	11,000
Conagra Brands, Inc.	2,046	01/19/18	USD	32.00	USD	7,707	20,460
Euro STOXX Banks Index	880	01/19/18	EUR	132.50	EUR	154,174	158,380
Freeport-McMoRan, Inc.	400	01/19/18	USD	10.00	USD	758	600
Freeport-McMoRan, Inc.	750	01/19/18	USD	11.00	USD	1,422	1,875
General Mills, Inc.	2,047	01/19/18	USD	55.00	USD	12,137	26,611
General Mills, Inc.	2,349	01/19/18	USD	50.00	USD	13,927	11,745
General Mills, Inc.	4,665	01/19/18	USD	47.50	USD	27,659	11,663
Hewlett Packard Enterprise Co.	350	01/19/18	USD	15.00	USD	503	1,750
iShares iBoxx $ High Yield Corporate Bond ETF	900	01/19/18	USD	86.00	USD	7,853	14,400
iShares iBoxx $ High Yield Corporate Bond ETF	750	01/19/18	USD	87.00	USD	6,545	22,125
iShares JPMorgan USD Emerging Market Bond ETF	450	01/19/18	USD	111.00	USD	5,225	3,375
Micron Technology, Inc.	500	01/19/18	USD	20.00	USD	2,056	1,250
Office Depot, Inc.	750	01/19/18	USD	3.50	USD	266	8,250
PowerShares QQQ Trust, Series 1 ETF	350	01/19/18	USD	155.00	USD	69	56,175
PowerShares QQQ Trust, Series 1 ETF	300	01/19/18	USD	154.00	USD	59	38,850
Simon Property Group, Inc.	100	01/19/18	USD	145.00	USD	1,717	500
SPDR S&P Oil & Gas Explore & Production ETF	1,835	01/19/18	USD	35.00	USD	6,823	32,113
Teva Pharmaceutical Industries - ADR	600	01/19/18	USD	12.50	USD	1,137	2,100
Thermo Fisher Scientific, Inc.	150	01/19/18	USD	180.00	USD	2,848	6,000
Twenty-First Century Fox, Inc., Class A	400	01/19/18	USD	24.00	USD	1,381	5,000
Valeant Pharmaceuticals International, Inc.	250	01/19/18	USD	10.00	USD	520	375
Valeant Pharmaceuticals International, Inc.	1,000	01/19/18	USD	14.00	USD	2,078	2,500
Valeant Pharmaceuticals International, Inc.	700	01/19/18	USD	12.50	USD	1,455	1,750
VanEck Vectors Semiconductor ETF	200	01/19/18	USD	90.00	USD	1,956	5,000
Western Digital Corp.	450	01/19/18	USD	60.00	USD	3,579	1,575
U.S. Treasury Notes (10 Year) Future	10,594	01/26/18	USD	123.50	USD	1,314,153	2,482,969
U.S. Treasury Notes (10 Year) Future	2,650	01/26/18	USD	124.50	USD	328,724	1,863,281
U.S. Treasury Notes (10 Year) Future	1,841	01/26/18	USD	123.00	USD	1,074,370	230,125
U.S. Treasury Notes (10 Year) Future	1,705	01/26/18	USD	124.00	USD	211,500	719,297
Discovery Communications, Inc., Series A	350	02/16/18	USD	20.00	USD	783	15,750
iShares iBoxx $ High Yield Corporate Bond ETF	750	02/16/18	USD	86.00	USD	6,545	33,375
Rite Aid Corp.	500	02/16/18	USD	2.00	USD	7,788	12,750
SPDR S&P Oil & Gas Explore & Production ETF	984	02/16/18	USD	36.00	USD	3,659	86,592

78	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Uniti Group, Inc.	800	02/16/18	USD	15.00	USD	1,423	$22,000
Walt Disney Co.	850	02/16/18	USD	100.00	USD	9,138	62,475
Centurylink, Inc.	650	03/16/18	USD	15.00	USD	1,084	48,750
Centurylink, Inc.	650	03/16/18	USD	13.00	USD	1,084	14,625
Netflix, Inc.	200	03/16/18	USD	155.00	USD	3,839	37,000
Teva Pharmaceutical Industries - ADR	350	03/16/18	USD	10.00	USD	663	2,275
Centurylink, Inc.	250	04/20/18	USD	13.00	USD	417	7,500
Valeant Pharmaceuticals International, Inc.	750	04/20/18	USD	15.00	USD	1,559	34,125
Western Digital Corp.	375	04/20/18	USD	70.00	USD	2,982	79,875

							6,198,186

							$29,841,944

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One-Touch	Goldman Sachs International	04/09/18	JPY	140.00	JPY	140.00	USD	17,440	$7,060
GBP Currency	One-Touch	Deutsche Bank AG	05/09/18	USD	1.20	USD	1.20	GBP	5,833	134,449
USD Currency	One-Touch	Deutsche Bank AG	05/25/18	MXN	22.50	MXN	22.50	USD	3,913	893,294
EUR/USD	Dual					USD	1.17
USD/TRY	Digital	UBS AG	11/02/18	USD	1.17	TRY	3.80	USD	3,000	82,701
EUR/USD	Dual					USD	1.17
USD/TRY	Digital	UBS AG	11/02/18	USD	1.17	TRY	3.80	USD	2,000	76,142

										1,193,646

Put
USD Currency	Under-and-In	Bank of America N.A.	01/26/18	JPY	113.00	JPY	115.82	USD	100,400	3,708
GBP Currency	One-Touch	Deutsche Bank AG	05/02/18	USD	1.20	USD	1.20	GBP	6,490	138,397
EUR Currency	One-Touch	Morgan Stanley & Co. International PLC	06/07/18	TRY	4.35	TRY	4.35	EUR	1,957	229,824

										371,929

										$1,565,575

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Deutsche Bank AG	—	01/03/18	USD	1.20	EUR	87,000	$250,155
EUR Currency	Goldman Sachs International	—	01/03/18	MXN	21.75	EUR	56,280	5,330,045
USD Currency	Morgan Stanley & Co. International PLC	—	01/11/18	CLP	660.00	USD	22,060	53
USD Currency	Citibank N.A.	—	01/17/18	MXN	20.00	USD	37,510	234,250
USD Currency	Bank of America N.A.	—	01/19/18	CHF	0.99	USD	75,040	58,625
USD Currency	JPMorgan Chase Bank N.A.	—	01/24/18	KRW	1,150.00	USD	37,510	3,084
USD Currency	Morgan Stanley & Co. International PLC	—	01/25/18	ZAR	14.00	USD	16,553	2,302
USD Currency	Morgan Stanley & Co. International PLC	—	01/26/18	ZAR	14.75	USD	112,560	740
USD Currency	Morgan Stanley & Co. International PLC	—	01/29/18	BRL	3.35	USD	75,020	777,138
USD Currency	Barclays Bank PLC	—	02/07/18	TRY	4.05	USD	149,280	469,448

CONSOLIDATED SCHEDULE OF INVESTMENTS	79

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	BNP Paribas S.A.	—	02/07/18	CAD	1.30	USD	119,000	$101,129
USD Currency	Citibank N.A.	—	02/07/18	CAD	1.35	USD	59,000	1,869
USD Currency	Morgan Stanley & Co. International PLC	—	02/07/18	BRL	3.25	USD	56,280	1,639,454
USD Currency	Royal Bank of Scotland PLC	—	02/07/18	TRY	4.20	USD	75,020	69,813
USD Currency	Royal Bank of Scotland PLC	—	02/07/18	TRY	4.50	USD	75,020	2,507
USD Currency	HSBC Bank PLC	—	02/09/18	HKD	7.75	USD	62,000	454,884
USD Currency	Morgan Stanley & Co. International PLC	—	02/13/18	JPY	115.00	USD	30,008	66,081
USD Currency	Morgan Stanley & Co. International PLC	—	02/13/18	JPY	115.00	USD	30,008	66,081
EUR Currency	Morgan Stanley & Co. International PLC	—	02/15/18	USD	1.23	EUR	142,889	475,396
USD Currency	Goldman Sachs International	—	02/16/18	MXN	19.00	USD	29,200	1,328,557
USD Currency	Goldman Sachs International	—	02/16/18	TRY	4.20	USD	22,187	37,603
USD Currency	Royal Bank of Scotland PLC	—	02/16/18	JPY	114.00	USD	26,506	113,907
USD Currency	Barclays Bank PLC	—	02/21/18	TRY	3.65	USD	55,990	3,013,286
USD Currency	Morgan Stanley & Co. International PLC	—	02/21/18	TRY	3.75	USD	55,990	1,848,465
USD Currency	Bank of America N.A.	—	02/26/18	ZAR	14.75	USD	56,275	23,923
USD Currency	Bank of America N.A.	—	02/26/18	ZAR	15.75	USD	48,775	1,631
USD Currency	JPMorgan Chase Bank N.A.	—	02/26/18	ZAR	14.75	USD	56,275	24,122
USD Currency	JPMorgan Chase Bank N.A.	—	02/26/18	ZAR	15.75	USD	48,775	1,646
USD Currency	JPMorgan Chase Bank N.A.	—	02/26/18	ZAR	15.50	USD	45,020	2,984
USD Currency	Deutsche Bank AG	—	03/01/18	JPY	115.00	USD	111,960	354,159
USD Currency	Deutsche Bank AG	—	03/01/18	JPY	116.00	USD	111,960	203,942
USD Currency	JPMorgan Chase Bank N.A.	—	03/01/18	TWD	30.23	USD	9,410	13,138
USD Currency	HSBC Bank PLC	—	03/02/18	TWD	30.49	USD	6,770	5,142
USD Currency	Bank of America N.A.	—	03/06/18	CAD	1.30	USD	101,300	222,076
USD Currency	Bank of America N.A.	—	03/06/18	CAD	1.36	USD	75,040	11,299
USD Currency	Goldman Sachs International.	—	03/06/18	BRL	3.35	USD	37,510	721,330
USD Currency	Morgan Stanley & Co. International PLC	—	03/06/18	BRL	3.25	USD	37,320	1,318,190
USD Currency	Morgan Stanley & Co. International PLC	—	03/08/18	CHF	1.01	USD	75,040	113,322
USD Currency	Morgan Stanley & Co. International PLC	—	03/12/18	BRL	3.55	USD	75,020	466,319
USD Currency	Morgan Stanley & Co. International PLC	—	03/14/18	CAD	1.32	USD	56,280	85,857
USD Currency	Morgan Stanley & Co. International PLC	—	03/14/18	CAD	1.32	USD	37,520	57,238
USD Currency	HSBC Bank PLC	—	03/15/18	HKD	7.75	USD	122,300	846,141
USD Currency	Goldman Sachs International	—	03/16/18	ZAR	14.50	USD	67,530	120,952
USD Currency	Goldman Sachs International	—	03/16/18	ZAR	14.50	USD	67,530	120,262
USD Currency	Bank of America N.A.	—	03/23/18	JPY	119.00	USD	120,000	82,258
USD Currency	Deutsche Bank AG	—	03/23/18	JPY	114.00	USD	120,000	844,342
TOPIX Index	Citibank N.A.	8,550,819	04/13/18	JPY	1,850.00	JPY	15,541,627	2,994,482
TOPIX Index	Deutsche Bank AG	7,805,890	04/13/18	JPY	1,850.00	JPY	14,187,673	2,733,609
TOPIX Index	JPMorgan Chase Bank N.A.	2,794,993	04/13/18	JPY	1,800.00	JPY	5,080,067	1,590,039
TOPIX Index	Morgan Stanley & Co. International PLC	6,709,000	04/13/18	JPY	1,850.00	JPY	12,194,010	2,349,480
USD Currency	Bank of America N.A.	—	04/19/18	CHF	1.03	USD	75,040	73,138
USD Currency	Goldman Sachs International	—	05/02/18	BRL	4.00	USD	187,590	381,025

80	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
	Goldman Sachs
USD Currency	International	—	05/02/18	BRL	3.63	USD	111,960	$1,072,747
USD Currency	Bank of America N.A.	—	05/04/18	CAD	1.36	USD	37,520	42,040
USD Currency	Deutsche Bank AG	—	05/16/18	MXN	20.00	USD	22,354	804,611
USD Currency	Deutsche Bank AG	—	05/25/18	MXN	20.75	USD	71,280	1,728,680
USD Currency	Bank of America N.A.	—	06/13/18	CHF	1.00	USD	42,667	301,122
USD Currency	BNP Paribas S.A.	—	06/13/18	CAD	1.29	USD	76,801	632,736
USD Currency	Deutsche Bank AG	—	06/13/18	JPY	113.65	USD	117,333	1,535,003
USD Currency	HSBC Bank PLC	—	06/13/18	SEK	8.50	USD	37,689	309,395
U.S. Dollar Index	UBS AG	385,000,000	06/15/18	USD	95.27	USD	42,091,538	1,326,103
USD Currency	JPMorgan Chase Bank N.A.	—	07/19/18	MXN	20.00	USD	22,354	1,129,085
USD Currency	Deutsche Bank AG	—	08/24/18	JPY	127.00	USD	149,290	98,437
USD Currency	Morgan Stanley & Co. International PLC	—	08/24/18	JPY	116.00	USD	149,290	1,439,923
USD Currency	Bank of America N.A.	—	09/05/18	MXN	21.17	USD	37,510	1,468,838
USD Currency	Citibank N.A.	—	09/05/18	MXN	20.50	USD	56,280	2,859,905
USD Currency	Goldman Sachs International	—	09/05/18	MXN	19.25	USD	74,640	6,163,707
USD Currency	HSBC Bank PLC	—	09/10/18	KRW	1,143.00	USD	75,020	939,564

								53,958,814

Put
EUR Currency(a)	Goldman Sachs International	—	01/03/18	MXN	21.00	EUR	37,510	4
USD Currency	Goldman Sachs International	—	01/04/18	ZAR	13.40	USD	67,536	5,470,970
AUD Currency(a)	Bank of America N.A.	—	01/09/18	USD	0.73	AUD	146,600	11
AUD Currency	HSBC Bank PLC	—	01/09/18	USD	0.76	AUD	117,300	4,618
USD Currency	Deutsche Bank AG	—	01/09/18	BRL	3.07	USD	150,080	24
USD Currency(a)	JPMorgan Chase Bank N.A.	—	01/09/18	BRL	3.00	USD	75,040	7
USD Currency	Deutsche Bank AG	—	01/10/18	ZAR	12.76	USD	56,082	1,696,335
USD Currency	Deutsche Bank AG	—	01/10/18	ZAR	13.31	USD	28,041	1,985,200
EUR Currency	Goldman Sachs International	—	01/12/18	USD	1.20	EUR	111,140	496,743
USD Currency(a)	Deutsche Bank AG	—	01/12/18	BRL	3.00	USD	59,620	6
USD Currency	JPMorgan Chase Bank N.A.	—	01/12/18	ZAR	13.50	USD	22,070	1,921,631
USD Currency	Goldman Sachs International	—	01/16/18	MXN	18.00	USD	75,040	252
USD Currency	Citibank N.A.	—	01/17/18	SEK	8.05	USD	37,510	77,161
USD Currency	Citibank N.A.	—	01/17/18	SEK	8.05	USD	37,510	77,161
Government of Japan	Deutsche Bank AG	—	01/18/18	JPY	108.92	JPY	3,875,000	374,301
USD Currency	Bank of America N.A.	—	01/24/18	TRY	3.65	USD	75,040	62,564
USD Currency	Bank of America N.A.	—	01/24/18	TRY	3.56	USD	75,040	8,042
EUR Currency	Citibank N.A.	—	01/25/18	JPY	128.00	EUR	88,665	4,850
USD Currency	Bank of America N.A.	—	01/25/18	CAD	1.24	USD	112,550	385,370
USD Currency	Bank of America N.A.	—	01/31/18	JPY	110.00	USD	150,080	252,577
USD Currency	BNP Paribas S.A.	—	01/31/18	JPY	107.00	USD	56,280	9,520
USD Currency	BNP Paribas S.A.	—	01/31/18	JPY	107.00	USD	56,280	9,447
USD Currency	Deutsche Bank AG	—	01/31/18	TRY	3.72	USD	150,080	562,877
USD Currency	Deutsche Bank AG	—	01/31/18	TRY	3.40	USD	70,200	242
USD Currency	Deutsche Bank AG	—	01/31/18	RUB	59.00	USD	19,281	493,245
USD Currency	HSBC Bank PLC	—	01/31/18	CNH	6.50	USD	74,640	280,063
EUR Currency	Bank of America N.A.	—	02/05/18	USD	1.12	EUR	150,080	821
USD Currency	Morgan Stanley & Co. International PLC	—	02/08/18	BRL	3.30	USD	27,618	329,105
USD Currency	Deutsche Bank AG	—	02/12/18	RUB	56.00	USD	155,820	310,499
USD Currency	Deutsche Bank AG	—	02/12/18	RUB	58.00	USD	77,910	1,095,325
USD Currency	BNP Paribas S.A.	—	02/13/18	JPY	108.50	USD	112,550	144,618
USD Currency	BNP Paribas S.A.	—	02/13/18	JPY	106.50	USD	93,800	35,308

CONSOLIDATED SCHEDULE OF INVESTMENTS	81

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Morgan Stanley & Co. International PLC	—	02/13/18	JPY	112.25	USD	60,016	$526,579
EUR Currency	Deutsche Bank AG	—	02/15/18	TRY	4.32	EUR	27,930	22,993
AUD Currency	Deutsche Bank AG	—	02/16/18	USD	0.73	AUD	116,000	6,381
USD Currency	Deutsche Bank AG	—	02/16/18	INR	67.00	USD	61,000	2,781,698
USD Currency	Goldman Sachs International	—	02/16/18	TRY	3.86	USD	22,187	444,056
USD Currency	Morgan Stanley & Co. International PLC	—	02/16/18	MXN	17.50	USD	29,200	1,500
AUD Currency	Citibank N.A.	—	02/19/18	USD	0.76	AUD	22,070	28,887
EUR Currency	Deutsche Bank AG	—	02/22/18	USD	1.15	EUR	75,040	37,563
USD Currency	Deutsche Bank AG	—	02/22/18	MXN	16.65	USD	74,640	189
USD Currency	Goldman Sachs International	—	02/22/18	MXN	17.10	USD	74,640	1,326
USD Currency	Goldman Sachs International	—	02/22/18	MXN	17.00	USD	74,640	882
USD Currency	Goldman Sachs International	—	02/22/18	MXN	17.10	USD	18,760	334
EUR Currency	Deutsche Bank AG	—	02/26/18	TRY	4.05	EUR	74,640	1,705
USD Currency	Deutsche Bank AG	—	03/01/18	TRY	3.85	USD	131,320	2,454,503
USD Currency	HSBC Bank PLC	—	03/08/18	KRW	1,085.00	USD	75,040	1,915,269
USD Currency	Morgan Stanley & Co. International PLC	—	03/08/18	CHF	0.98	USD	75,040	1,271,535
USD Currency	JPMorgan Chase Bank N.A.	—	03/09/18	NOK	8.20	USD	75,040	1,231,113
EUR Currency	UBS AG	—	03/12/18	SEK	9.65	EUR	140,330	787,066
USD Currency	Citibank N.A.	—	03/12/18	MXN	18.45	USD	112,550	230,097
USD Currency	Morgan Stanley & Co. International PLC	—	03/12/18	BRL	3.23	USD	112,560	967,655
USD Currency	Morgan Stanley & Co. International PLC	—	03/14/18	CAD	1.22	USD	56,280	154,370
USD Currency	Morgan Stanley & Co. International PLC	—	03/14/18	CAD	1.22	USD	37,520	102,913
AUD Currency	Bank of America N.A.	—	03/15/18	USD	0.73	AUD	75,040	38,939
AUD Currency	BNP Paribas S.A.	—	03/15/18	USD	0.70	AUD	150,080	5,507
AUD Currency	BNP Paribas S.A.	—	03/15/18	USD	0.77	AUD	131,320	760,970
USD Currency	Bank of America N.A.	—	03/26/18	CAD	1.18	USD	112,550	85,681
EUR Currency	Deutsche Bank AG	—	03/30/18	GBP	0.84	EUR	118,500	161,712
EUR Currency	Deutsche Bank AG	—	03/30/18	GBP	0.81	EUR	59,167	10,802
EUR Currency	HSBC Bank PLC	—	03/30/18	GBP	0.84	EUR	59,000	80,530
EUR Currency	Royal Bank of Scotland PLC	—	03/30/18	GBP	0.81	EUR	29,583	5,359
EUR Currency	Morgan Stanley & Co. International PLC	—	04/03/18	TRY	4.10	EUR	37,510	10,597
USD Currency	Citibank N.A.	—	04/09/18	BRL	2.90	USD	75,040	22,679
USD Currency	Deutsche Bank AG	—	04/09/18	BRL	2.90	USD	150,080	45,359
USD Currency	BNP Paribas S.A.	—	04/13/18	JPY	103.00	USD	187,590	198,510
USD Currency	JPMorgan Chase Bank N.A.	—	04/27/18	MXN	17.00	USD	112,560	27,505
USD Currency	JPMorgan Chase Bank N.A.	—	04/27/18	MXN	18.25	USD	93,780	270,559
USD Currency	Deutsche Bank AG	—	05/01/18	TRY	3.61	USD	150,080	545,682
USD Currency	Deutsche Bank AG	—	05/01/18	TRY	3.60	USD	112,560	383,476
USD Currency	JPMorgan Chase Bank N.A.	—	05/17/18	CNH	6.90	USD	59,925	3,115,355
USD Currency	Morgan Stanley & Co. International PLC	—	06/12/18	MXN	18.45	USD	112,550	649,439
AUD Currency	HSBC Bank PLC	—	06/13/18	USD	0.76	AUD	112,356	868,272
EUR Currency	HSBC Bank PLC	—	06/13/18	USD	1.17	EUR	504,180	4,209,787
AUD Currency	Bank of America N.A.	—	06/14/18	JPY	82.00	AUD	67,530	412,586
EUR Currency	Citibank N.A.	—	06/14/18	USD	1.18	EUR	39,500	421,732
USD Currency	JPMorgan Chase Bank N.A.	—	07/24/18	INR	65.00	USD	89,600	1,497,671
USD Currency	Goldman Sachs International	—	07/26/18	INR	64.50	USD	89,600	1,139,969
USD Currency	HSBC Bank PLC	—	07/26/18	INR	62.50	USD	89,600	303,278
USD Currency	Deutsche Bank AG	—	07/30/18	MXN	17.35	USD	57,950	106,194

								44,435,661

								$98,394,475

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

82	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 2/14/28	3-month LIBOR	Quarterly	2.55%	Semi-Annual	JPMorgan Chase Bank N.A.	02/12/18	2.24%	USD	820,586	$1,109,941
10-Year Interest Rate Swap, 12/09/28	3-month LIBOR	Quarterly	2.55%	Semi-Annual	JPMorgan Chase Bank N.A.	12/07/18	2.20%	USD	149,550	1,553,352
2-Year Interest Rate Swap, 04/27/21	3-month LIBOR	Quarterly	2.00%	Semi-Annual	Barclays Bank PLC	04/25/19	2.00%	USD	370,690	793,532
15-Year Interest Rate Swap, 09/16/35	6-month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Barclays Bank PLC	09/14/20	0.66%	JPY	4,414,000	880,268
15-Year Interest Rate Swap, 09/16/35	6-month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Morgan Stanley & Co. International PLC	09/14/20	0.66%	JPY	4,414,000	880,268
10-Year Interest Rate Swap, 2/24/37	3-month LIBOR	Quarterly	2.50%	Semi-Annual	Citibank N.A.	02/22/27	2.50%	USD	74,600	3,659,844

										8,877,205

Put
5-Year Interest Rate Swap, 01/20/23	3-month LIBOR	Semi-Annual	2.22%	Quarterly	JPMorgan Chase Bank N.A.	01/18/18	2.22%	USD	251,100	682,731
5-Year Forward/ 10-Year Interest Rate Swap, 02/22/33	3-month LIBOR	Semi-Annual	2.80%	Quarterly	Goldman Sachs International	02/20/18	2.80%	USD	250,405	531,805
5-Year Forward/ 10-Year Interest Rate Swap, 02/22/33	3-month LIBOR	Semi-Annual	3.20%	Quarterly	Goldman Sachs International	02/20/18	3.20%	USD	250,405	18,074
5-Year Interest Rate Swap, 10/04/23	3-month LIBOR	Semi-Annual	2.85%	Quarterly	Deutsche Bank AG	10/02/18	2.85%	USD	559,700	1,154,381
5-Year Interest Rate Swap, 10/07/23	3-month LIBOR	Semi-Annual	2.50%	Quarterly	Bank of America N.A.	10/05/18	2.50%	USD	645,810	3,855,789
5-Year Interest Rate Swap, 10/12/23	3-month LIBOR	Semi-Annual	2.45%	Quarterly	Citibank N.A.	10/10/18	2.45%	USD	454,030	3,155,749
5-Year Interest Rate Swap, 10/19/23	3-month LIBOR	Semi-Annual	2.48%	Quarterly	JPMorgan Chase Bank N.A.	10/17/18	2.48%	USD	645,700	4,242,953

CONSOLIDATED SCHEDULE OF INVESTMENTS	83

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
5-Year Interest Rate Swap, 10/26/23	3-month LIBOR	Semi-Annual	2.55%	Quarterly	Deutsche Bank AG	10/24/18	2.55%	USD	548,570	$3,059,051
30-Year Interest Rate Swap, 03/06/49	3-month LIBOR	Semi-Annual	4.00%	Quarterly	Goldman Sachs International	03/04/19	4.00%	USD	64,000	108,589
15-Year Interest Rate Swap, 09/16/35	6-month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Barclays Bank PLC	09/14/20	0.66%	JPY	4,414,000	994,788
15-Year Interest Rate Swap, 09/16/35	6-month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Morgan Stanley & Co. International PLC	09/14/20	0.66%	JPY	4,414,000	994,788
5-Year Interest Rate Swap, 12/01/26	3-month LIBOR	Semi-Annual	2.50%	Quarterly	Goldman Sachs International	11/29/21	2.75%	USD	187,600	3,419,873
15-Year Interest Rate Swap, 05/05/37	3-month LIBOR	Semi-Annual	3.25%	Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	118,060	3,868,486
15-Year Interest Rate Swap, 05/05/37	3-month LIBOR	Semi-Annual	3.25%	Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	115,010	3,768,546
10-Year Interest Rate Swap, 8/18/32	3-month LIBOR	Semi-Annual	3.00%	Quarterly	JPMorgan Chase Bank N.A.	08/16/22	3.00%	USD	532,000	17,383,105

										47,238,708

										$56,115,913

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Delta Air Lines, Inc.	7,433	01/19/18	USD	55.00	USD	41,625	$(1,475,451)
Micron Technology, Inc.	19,824	01/19/18	USD	43.00	USD	81,516	(1,655,304)
Freeport-McMoRan, Inc.	7,200	02/16/18	USD	23.00	USD	13,651	(172,800)
Citigroup, Inc.	2,631	03/16/18	USD	80.00	USD	19,577	(231,528)
Freeport-McMoRan, Inc.	5,750	03/16/18	USD	25.00	USD	10,902	(109,250)
JPMorgan Chase & Co.	4,350	03/16/18	USD	115.00	USD	46,519	(404,550)
Bank of America Corp.	16,239	04/20/18	USD	31.00	USD	47,938	(1,396,554)
SPDR S&P Oil & Gas Explore & Production ETF	53,512	06/15/18	USD	43.00	USD	198,958	(5,404,712)

							(10,850,149)

Put
iShares iBoxx $ High Yield Corporate Bond ETF	900	01/19/18	USD	82.00	USD	7,853	(4,050)
iShares iBoxx $ High Yield Corporate Bond ETF	750	01/19/18	USD	83.00	USD	6,545	(6,000)
PowerShares QQQ Trust, Series 1 ETF	300	01/19/18	USD	144.00	USD	59	(6,900)
PowerShares QQQ Trust, Series 1 ETF	350	01/19/18	USD	145.00	USD	69	(9,275)
Thermo Fisher Scientific, Inc.	150	01/19/18	USD	170.00	USD	2,848	(5,250)

							(31,475)

							$(10,881,624)

84	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	Under-and-In	JPMorgan Chase Bank N.A.	02/26/18	ZAR	15.25	ZAR	15.50	USD	112,550	$(49,301)
USD Currency	Under-and-In	Bank of America N.A.	03/06/18	CAD	1.33	CAD	1.36	USD	168,840	(95,477)

										(144,778)

Put
AUD Currency	Down-and-In	BNP Paribas S.A.	03/15/18	USD	0.74	USD	0.71	AUD	300,160	(214,016)
AUD Currency	Down-and-In	Bank of America N.A.	06/14/18	JPY	79.00	JPY	74.00	AUD	67,530	(188,752)

										(402,768)

										$(547,546)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Bank of America N.A.	01/03/18	MXN	21.75	EUR	18,760	$(1,767,262)
EUR Currency	Goldman Sachs International	01/03/18	MXN	22.25	EUR	112,560	(7,805,792)
EUR Currency	Morgan Stanley & Co. International PLC	01/03/18	MXN	21.75	EUR	18,760	(1,765,496)
NOK Currency	Morgan Stanley & Co. International PLC	01/04/18	SEK	1.03	NOK	375,200	(162)
USD Currency	Royal Bank of Scotland PLC	01/05/18	TRY	3.80	USD	22,510	(118,424)
USD Currency	Morgan Stanley & Co. International PLC	01/09/18	CHF	0.99	USD	60,032	(13,309)
USD Currency	HSBC Bank PLC	01/10/18	KRW	1,110.00	USD	15,000	(2,284)
USD Currency	Morgan Stanley & Co. International PLC	01/11/18	MXN	19.20	USD	18,760	(497,106)
USD Currency(a)	Morgan Stanley & Co. International PLC	01/11/18	CLP	675.00	USD	22,060	(2)
EUR Currency	UBS AG	01/12/18	SEK	10.05	EUR	22,510	(10,403)
NOK Currency	Barclays Bank PLC	01/12/18	SEK	1.02	NOK	300,160	(28,987)
USD Currency	BNP Paribas S.A.	01/12/18	JPY	112.50	USD	30,020	(148,857)
USD Currency	BNP Paribas S.A.	01/12/18	JPY	113.50	USD	37,510	(60,597)
USD Currency	JPMorgan Chase Bank N.A.	01/12/18	NOK	8.30	USD	18,760	(40,581)
AUD Currency	Bank of America N.A.	01/15/18	NZD	1.11	AUD	75,040	(168,250)
AUD Currency	Morgan Stanley & Co. International PLC	01/15/18	NZD	1.09	AUD	75,040	(679,561)
USD Currency	Bank of America N.A.	01/17/18	MXN	20.00	USD	37,510	(226,652)
CAD Currency	JPMorgan Chase Bank N.A.	01/18/18	MXN	15.00	CAD	11,177	(412,507)
Government of Japan	Deutsche Bank AG	01/18/18	JPY	108.92	JPY	3,875,000	(1,084,902)
USD Currency	Bank of America N.A.	01/19/18	CHF	1.01	USD	150,080	(11,188)
USD Currency	Bank of America N.A.	01/25/18	ZAR	14.12	USD	22,070	(1,958)
USD Currency(a)	Morgan Stanley & Co. International PLC	01/26/18	ZAR	15.70	USD	225,120	(23)
USD Currency	Morgan Stanley & Co. International PLC	01/29/18	BRL	3.43	USD	150,040	(670,787)
USD Currency	Deutsche Bank AG	01/31/18	TRY	4.10	USD	18,740	(24,805)
USD Currency	Deutsche Bank AG	01/31/18	RUB	61.00	USD	19,281	(21,848)
USD Currency	Barclays Bank PLC	02/07/18	TRY	4.20	USD	223,960	(211,806)
USD Currency	BNP Paribas S.A.	02/07/18	CAD	1.35	USD	59,000	(1,640)
USD Currency	Morgan Stanley & Co. International PLC	02/07/18	BRL	3.32	USD	112,560	(1,878,235)
USD Currency	Royal Bank of Scotland PLC	02/07/18	TRY	4.30	USD	112,560	(40,346)
USD Currency	Morgan Stanley & Co. International PLC	02/08/18	BRL	3.45	USD	13,810	(76,005)
USD Currency	JPMorgan Chase Bank N.A.	02/09/18	HKD	7.75	USD	62,000	(454,884)

CONSOLIDATED SCHEDULE OF INVESTMENTS	85

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	BNP Paribas S.A.	02/13/18	JPY	113.50	USD	37,510	$(203,930)
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.50	EUR	19,550	(790,194)
EUR Currency	Morgan Stanley & Co. International PLC	02/15/18	USD	1.28	EUR	142,889	(28,055)
USD Currency	Goldman Sachs International	02/16/18	TRY	4.04	USD	22,187	(109,638)
USD Currency	Morgan Stanley & Co. International PLC	02/16/18	MXN	19.00	USD	29,200	(1,332,079)
AUD Currency	Citibank N.A.	02/19/18	USD	0.79	AUD	22,070	(135,677)
USD Currency	Barclays Bank PLC	02/21/18	TRY	3.75	USD	111,980	(3,696,929)
USD Currency	Morgan Stanley & Co. International PLC	02/21/18	TRY	3.85	USD	111,980	(2,056,187)
USD Currency	Bank of America N.A.	02/26/18	ZAR	15.25	USD	112,550	(14,321)
USD Currency	JPMorgan Chase Bank N.A.	02/28/18	KRW	1,233.67	USD	9,410	(412)
USD Currency	HSBC Bank PLC	03/02/18	KRW	1,242.00	USD	9,420	(339)
USD Currency	Goldman Sachs International	03/06/18	BRL	3.40	USD	46,520	(648,352)
USD Currency	Morgan Stanley & Co. International PLC	03/06/18	BRL	3.35	USD	74,640	(1,435,351)
USD Currency	Citibank N.A.	03/12/18	MXN	19.20	USD	18,760	(817,773)
USD Currency	Morgan Stanley & Co. International PLC	03/12/18	BRL	3.75	USD	150,080	(271,606)
AUD Currency	Bank of America N.A.	03/15/18	USD	0.77	AUD	18,760	(312,798)
USD Currency	JPMorgan Chase Bank N.A.	03/15/18	HKD	7.75	USD	122,300	(846,141)
USD Currency	Goldman Sachs International	03/16/18	ZAR	15.25	USD	93,800	(45,750)
USD Currency	Goldman Sachs International	03/16/18	ZAR	15.25	USD	93,800	(46,287)
USD Currency	Deutsche Bank AG	03/23/18	JPY	119.00	USD	120,000	(80,401)
USD Currency	Goldman Sachs International	05/02/18	BRL	3.78	USD	223,920	(1,168,016)
USD Currency	Deutsche Bank AG	05/25/18	MXN	21.65	USD	120,060	(1,739,242)
USD Currency	Bank of America N.A.	06/13/18	CHF	1.04	USD	42,667	(56,174)
USD Currency	BNP Paribas S.A.	06/13/18	CAD	1.36	USD	76,801	(164,884)
USD Currency	Deutsche Bank AG	06/13/18	JPY	119.25	USD	117,333	(314,300)
USD Currency	HSBC Bank PLC	06/13/18	SEK	8.92	USD	37,689	(91,506)
USD Currency	JPMorgan Chase Bank N.A.	07/19/18	MXN	22.50	USD	22,354	(366,783)
USD Currency	Deutsche Bank AG	07/30/18	MXN	20.80	USD	57,950	(2,151,140)
USD Currency	Morgan Stanley & Co. International PLC	08/24/18	JPY	121.00	USD	335,900	(1,002,860)
USD Currency	Bank of America N.A.	09/05/18	MXN	22.00	USD	37,510	(1,081,448)
USD Currency	Citibank N.A.	09/05/18	MXN	21.50	USD	112,560	(3,907,792)
USD Currency	Goldman Sachs International	09/05/18	MXN	20.50	USD	130,620	(6,638,053)
USD Currency	HSBC Bank PLC	09/10/18	KRW	1,225.00	USD	150,080	(917,394)

							(50,696,471)

Put

NOK Currency	Morgan Stanley & Co. International PLC	01/04/18	SEK	1.02	NOK	375,200	(723,230)
USD Currency	Goldman Sachs International	01/04/18	ZAR	13.00	USD	112,560	(5,485,121)
AUD Currency	Bank of America N.A.	01/09/18	USD	0.76	AUD	117,300	(5,147)
AUD Currency(a)	HSBC Bank PLC	01/09/18	USD	0.73	AUD	146,600	(11)
USD Currency(a)	Deutsche Bank AG	01/09/18	BRL	3.00	USD	300,160	(30)
USD Currency	Morgan Stanley & Co. International PLC	01/09/18	CHF	0.99	USD	60,032	(1,077,222)
USD Currency	Deutsche Bank AG	01/10/18	ZAR	13.31	USD	28,041	(2,026,161)
USD Currency	Deutsche Bank AG	01/10/18	ZAR	12.76	USD	56,082	(1,636,872)
EUR Currency	UBS AG	01/12/18	SEK	9.81	EUR	112,550	(491,528)
NOK Currency	Barclays Bank PLC	01/12/18	SEK	1.02	NOK	300,160	(609,731)
USD Currency	BNP Paribas S.A.	01/12/18	JPY	111.75	USD	30,020	(58,386)
USD Currency	BNP Paribas S.A.	01/12/18	JPY	112.50	USD	37,510	(156,271)
USD Currency	JPMorgan Chase Bank N.A.	01/12/18	NOK	8.30	USD	18,760	(285,583)
USD Currency	JPMorgan Chase Bank N.A.	01/12/18	ZAR	13.00	USD	22,070	(1,028,037)

86	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency(a)	Morgan Stanley & Co. International PLC	01/12/18	BRL	3.00	USD	59,620	$(6)
AUD Currency	Bank of America N.A.	01/15/18	NZD	1.11	AUD	75,040	(411,517)
AUD Currency	Morgan Stanley & Co. International PLC	01/15/18	NZD	1.09	AUD	75,040	(67,349)
USD Currency	Citibank N.A.	01/17/18	SEK	7.90	USD	56,265	(21,802)
USD Currency	Citibank N.A.	01/17/18	SEK	7.90	USD	56,265	(21,829)
CAD Currency	JPMorgan Chase Bank N.A.	01/18/18	MXN	15.00	CAD	11,177	(6,122)
USD Currency	Bank of America N.A.	01/24/18	TRY	3.60	USD	150,080	(42,350)
USD Currency	Bank of America N.A.	01/25/18	CAD	1.22	USD	225,100	(174,133)
USD Currency	Credit Suisse International	01/26/18	RUB	58.50	USD	19,281	(349,393)
USD Currency	Bank of America N.A.	01/31/18	JPY	107.00	USD	225,100	(38,274)
USD Currency	Deutsche Bank AG	01/31/18	TRY	3.61	USD	150,080	(91,330)
USD Currency	Deutsche Bank AG	01/31/18	TRY	3.67	USD	150,080	(258,900)
USD Currency	Morgan Stanley & Co. International PLC	02/07/18	BRL	3.32	USD	18,760	(277,920)
USD Currency	Deutsche Bank AG	02/12/18	RUB	57.00	USD	116,865	(702,835)
USD Currency	BNP Paribas S.A.	02/13/18	JPY	109.50	USD	48,763	(108,275)
USD Currency	BNP Paribas S.A.	02/13/18	JPY	106.50	USD	198,860	(74,849)
EUR Currency	Deutsche Bank AG	02/15/18	TRY	4.10	EUR	19,550	(441)
USD Currency	JPMorgan Chase Bank N.A.	02/16/18	INR	67.00	USD	61,000	(2,781,698)
USD Currency	Goldman Sachs International	02/22/18	MXN	16.50	USD	111,960	(137)
USD Currency	Goldman Sachs International	02/22/18	MXN	16.65	USD	130,620	(329)
USD Currency	Deutsche Bank AG	03/01/18	TRY	3.77	USD	225,120	(2,129,847)
USD Currency	HSBC Bank PLC	03/08/18	KRW	1,065.00	USD	150,080	(1,980,001)
USD Currency	JPMorgan Chase Bank N.A.	03/09/18	NOK	8.00	USD	112,560	(735,434)
USD Currency	Citibank N.A.	03/12/18	MXN	18.00	USD	150,080	(109,799)
USD Currency	Morgan Stanley & Co. International PLC	03/12/18	BRL	3.14	USD	225,120	(722,280)
USD Currency	Morgan Stanley & Co. International PLC	03/14/18	CAD	1.26	USD	37,520	(492,942)
USD Currency	Morgan Stanley & Co. International PLC	03/14/18	CAD	1.26	USD	56,280	(739,412)
AUD Currency	Bank of America N.A.	03/15/18	USD	0.77	AUD	18,760	(111,017)
EUR Currency	Deutsche Bank AG	03/30/18	GBP	0.81	EUR	29,750	(5,471)
EUR Currency	HSBC Bank PLC	03/30/18	GBP	0.81	EUR	59,000	(10,800)
USD Currency	JPMorgan Chase Bank N.A.	04/27/18	MXN	17.50	USD	150,080	(107,756)
GBP Currency	Deutsche Bank AG	05/02/18	USD	1.20	GBP	144,170	(58,886)
GBP Currency	Deutsche Bank AG	05/09/18	USD	1.20	GBP	116,665	(60,180)
USD Currency	HSBC Bank PLC	05/17/18	CNH	6.90	USD	59,925	(3,115,355)
USD Currency	Morgan Stanley & Co. International PLC	06/12/18	MXN	18.00	USD	150,080	(467,151)
AUD Currency	HSBC Bank PLC	06/13/18	USD	0.72	AUD	112,356	(234,958)
EUR Currency	HSBC Bank PLC	06/13/18	USD	1.11	EUR	504,180	(815,427)
EUR Currency	Citibank N.A.	06/14/18	USD	1.12	EUR	39,500	(83,017)
USD Currency	Goldman Sachs International	07/26/18	INR	62.50	USD	89,600	(303,178)

							(31,295,730)

							$(81,992,201)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

CONSOLIDATED SCHEDULE OF INVESTMENTS	87

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 03/15/23	0.10%	Annual	6- month EURIBOR	Semi-Annual	Barclays Bank PLC	03/13/18	0.10%	EUR	140,460	$(4,100)
5-Year Interest Rate Swap, 04/13/23	1.85%	Semi-Annual	3- month LIBOR	Quarterly	Bank of America N.A.	04/11/18	1.85%	USD	416,880	(165,843)
5-Year Interest Rate Swap, 05/27/23	0.05%	Annual	6- month EURIBOR	Semi-Annual	Morgan Stanley & Co. International PLC	05/25/18	0.05%	EUR	371,450	(37,134)
5-Year Interest Rate Swap, 10/12/23	1.95%	Semi-Annual	3- month LIBOR	Quarterly	Citibank N.A.	10/10/18	1.95%	USD	454,030	(1,287,075)
10-Year Interest Rate Swap, 11/30/28	2.44%	Semi-Annual	3- month LIBOR	Quarterly	Nomura International PLC	11/28/18	2.44%	USD	138,310	(2,566,032)
10-Year Interest Rate Swap, 12/09/28	1.70%	Semi-Annual	3- month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	12/07/18	1.70%	USD	224,320	(547,500)
2-Year Interest Rate Swap, 03/23/21	1.60%	Semi-Annual	3- month LIBOR	Quarterly	Goldman Sachs International	03/21/19	1.60%	USD	744,600	(450,103)
2-Year Interest Rate Swap, 03/30/21	1.75%	Semi-Annual	3- month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	03/28/19	1.75%	USD	471,790	(465,779)
2-Year Interest Rate Swap, 04/27/21	1.50%	Semi-Annual	3- month LIBOR	Quarterly	Barclays Bank PLC	04/25/19	1.50%	USD	741,380	(379,505)
2-Year Interest Rate Swap, 11/06/21	1.70%	Semi-Annual	3- month LIBOR	Quarterly	Barclays Bank PLC	11/04/19	1.70%	USD	314,860	(499,809)
2-Year Interest Rate Swap, 12/18/21	1.70%	Semi-Annual	3- month LIBOR	Quarterly	JPMorgan Chase Bank N.A.	12/16/19	1.70%	USD	214,390	(374,126)

										(6,777,006)

88	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
Put 10-Year Interest Rate Swap, 01/28/28	3-month LIBOR	Quarterly	2.79%	Semi-Annual	Goldman Sachs International	01/26/18	2.79%	USD	447,747	$(8,731)
5-Year Forward/ 10-Year Interest Rate Swap, 02/22/33	3-month LIBOR	Quarterly	3.00%	Semi-Annual	Goldman Sachs International	02/20/18	3.00%	USD	500,810	(207,596)
2-Year Interest Rate Swap, 04/08/20	3-month LIBOR	Quarterly	2.15%	Semi-Annual	JPMorgan Chase Bank N.A.	04/06/18	2.15%	USD	197,980	(324,127)
5-Year Interest Rate Swap, 05/27/23	6-month EURIBOR	Semi-Annual	0.75%	Annual	Morgan Stanley & Co. International PLC	05/25/18	0.75%	EUR	371,450	(317,959)
10-Year Interest Rate Swap, 8/18/28	3-month LIBOR	Quarterly	2.70%	Semi-Annual	JPMorgan Chase Bank N.A.	08/16/18	2.70%	USD	460,200	(3,664,283)
10-Year Interest Rate Swap, 8/18/28	3-month LIBOR	Quarterly	2.70%	Semi-Annual	JPMorgan Chase Bank N.A.	08/16/18	2.70%	USD	745,000	(5,931,966)
10-Year Interest Rate Swap, 8/25/28	3-month LIBOR	Quarterly	2.75%	Semi-Annual	Goldman Sachs International	08/23/18	2.75%	USD	257,750	(1,811,011)
10-Year Interest Rate Swap, 9/08/28	3-month LIBOR	Quarterly	2.45%	Semi-Annual	Barclays Bank PLC	09/06/18	2.45%	USD	75,900	(1,322,857)
10-Year Interest Rate Swap, 11/30/28	3-month LIBOR	Quarterly	2.44%	Semi-Annual	Nomura International PLC	11/28/18	2.44%	USD	138,310	(2,954,874)
10-Year Interest Rate Swap, 12/9/28	3-month LIBOR	Quarterly	3.40%	Semi-Annual	JPMorgan Chase Bank N.A.	12/07/18	3.40%	USD	149,550	(288,640)
2-Year Interest Rate Swap, 03/23/21	3-month LIBOR	Quarterly	2.60%	Semi-Annual	Goldman Sachs International	03/21/19	2.60%	USD	744,600	(1,749,006)

CONSOLIDATED SCHEDULE OF INVESTMENTS	89

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional Amount (000)	Value
Description	Rate	Frequency	Rate	Frequency
2-Year Interest Rate Swap, 03/30/21	3-month LIBOR	Quarterly	2.75%	Semi-Annual	JPMorgan Chase Bank N.A.	03/28/19	2.75%	USD	471,790	$(785,271)
2-Year Interest Rate Swap, 04/10/21	3-month LIBOR	Quarterly	2.35%	Semi-Annual	JPMorgan Chase Bank N.A.	04/08/19	2.35%	USD	93,000	(401,039)
2-Year Interest Rate Swap, 07/10/21	6-month EURIBOR	Semi-Annual	0.40%	Annual	JPMorgan Chase Bank N.A.	07/08/19	0.40%	EUR	38,215	(136,706)
2-Year Interest Rate Swap, 11/06/21	3-month LIBOR	Quarterly	2.70%	Semi-Annual	Barclays Bank PLC	11/04/19	2.70%	USD	314,860	(1,037,042)
2-Year Interest Rate Swap, 11/08/21	3-month LIBOR	Quarterly	2.70%	Semi-Annual	JPMorgan Chase Bank N.A.	11/06/19	2.70%	USD	1,040,000	(3,429,046)
2-Year Interest Rate Swap, 12/18/21	3-month LIBOR	Quarterly	2.70%	Semi-Annual	JPMorgan Chase Bank N.A.	12/16/19	2.70%	USD	214,390	(760,656)
5-Year Interest Rate Swap, 05/05/27	3-month LIBOR	Quarterly	3.25%	Semi-Annual	Goldman Sachs International	05/03/22	3.25%	USD	287,550	(3,597,797)
5-Year Interest Rate Swap, 05/05/27	3-month LIBOR	Quarterly	3.25%	Semi-Annual	Goldman Sachs International	05/03/22	3.25%	USD	295,110	(3,692,387)

										(32,420,994)

										$(39,198,000)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.28.V1	1.00%	Quarterly	12/20/22	EUR	182,930	$(6,026,046)	$(4,806,589)	$(1,219,457)
ITRAXX.XO.28.V1	5.00%	Quarterly	12/20/22	EUR	446,912	(66,243,174)	(60,699,580)	(5,543,594)
CDX.NA.IG.29.V1	1.00%	Quarterly	12/20/22	USD	813,479	(19,662,068)	(17,064,570)	(2,597,498)

						$(91,931,288)	$(82,570,739)	$(9,360,549)

90	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.21.V1	1.00%	Quarterly	06/20/19	BBB+	EUR	9,633	$162,728	$73,981	$88,747
ITRAXX.EUR.25.V1	1.00%	Quarterly	06/20/21	BBB+	EUR	10,390	329,877	131,568	198,309
ITRAXX.EUR.27.V1	1.00%	Quarterly	06/20/22	BBB+	EUR	9,310	318,278	247,592	70,686
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	B+	USD	170,189	14,382,956	11,782,907	2,600,049

							$15,193,839	$12,236,048	$2,957,791

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Value
UK RPI All Items Monthly	At Termination	3.32%	At Termination	12/15/22	GBP	16,720	$30,795	$ 799	$29,996
UK RPI All Items Monthly	At Termination	3.35%	At Termination	12/15/22	GBP	16,520	66,978	836	66,142
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.87%	At Termination	08/15/47	EUR	12,390	(508,721)	820	(509,541)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.91%	At Termination	10/15/47	EUR	7,060	(216,358)	471	(216,829)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.94%	At Termination	11/15/47	EUR	3,120	(56,990)	208	(57,198)

							$(684,296)	$ 3,134	$(687,430)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund	Frequency	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate
28-day MXIBTIIE	Monthly	7.81%	Monthly	N/A	06/07/18	MXN	3,353,100	$26,479	$1,601	$24,878
28-day MXIBTIIE	Monthly	7.85%	Monthly	N/A	06/12/18	MXN	3,353,100	2,994	1,485	1,509
1-day Overnight Fed Funds Effective Rate	At Termination	1.59%	At Termination	06/13/18(a)	08/01/18	USD	9,386,000	(1,365,757)	112,967	(1,478,724)
1.61%	At Termination	1-day Overnight Fed Funds Effective Rate	At Termination	08/01/18(a)	09/26/18	USD	8,207,000	1,783,135	103,255	1,679,880
7.36%	Monthly	28-day MXIBTIIE	Monthly	N/A	01/28/19	MXN	4,426,959	1,667,968	1,630	1,666,338
1.63%	Semi-Annual	3-month LIBOR	Quarterly	N/A	07/14/19	USD	750,980	594,708	9,631	585,077
1.83%	Semi-Annual	3-month LIBOR	Quarterly	N/A	10/20/19	USD	244,910	679,759	3,676	676,083
1.84%	Semi-Annual	3-month LIBOR	Quarterly	N/A	11/10/19	USD	246,640	727,715	3,820	723,895

CONSOLIDATED SCHEDULE OF INVESTMENTS	91

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
8.09%	Monthly	28-day MXIBTIIE	Monthly	N/A	12/25/19	MXN	239,000	$(18,050)	$355	$(18,405)
28-day MXIBTIIE	Monthly	7.32%	Monthly	N/A	02/20/20	MXN	3,838,008	(2,643,480)	2,158	(2,645,638)
28-day MXIBTIIE	Monthly	7.16%	Monthly	N/A	04/29/20	MXN	3,766,260	(3,358,990)	2,538	(3,361,528)
28-day MXIBTIIE	Monthly	7.45%	Monthly	N/A	05/28/20	MXN	2,940,500	(1,685,272)	1,016	(1,686,288)
3-month LIBOR	Quarterly	1.77%	Semi-Annual	08/22/18(a)	08/22/20	USD	109,330	(986,500)	1,612	(988,112)
3-month LIBOR	Quarterly	1.95%	Semi-Annual	N/A	10/20/20	USD	329,920	(1,309,773)	5,141	(1,314,914)
3-month LIBOR	Quarterly	1.95%	Semi-Annual	N/A	11/10/20	USD	333,300	(1,516,895)	5,300	(1,522,195)
2.20%	Semi-Annual	3-month LIBOR	Quarterly	12/03/18(a)	12/03/20	USD	971,600	1,591,490	15,762	1,575,728
3-month LIBOR	Quarterly	2.28%	Semi-Annual	12/14/18(a)	12/14/20	USD	191,950	(26,660)	3,152	(29,812)
3-month LIBOR	Quarterly	2.32%	Semi-Annual	12/17/19(a)	12/17/20	USD	1,650,860	(311,121)	25,547	(336,668)
2.25%	Semi-Annual	3-month LIBOR	Quarterly	12/18/18(a)	12/18/20	USD	84,370	71,754	1,388	70,366
2.31%	Semi-Annual	3-month LIBOR	Quarterly	12/21/18(a)	12/21/20	USD	160,690	(43,045)	2,656	(45,701)
2.33%	Semi-Annual	3-month LIBOR	Quarterly	12/24/18(a)	12/24/20	USD	123,130	(76,114)	2,037	(78,151)
1.17%	Semi-Annual	3-month LIBOR	Quarterly	N/A	07/22/21	USD	175,000	5,629,383	2,185	5,627,198
3-month LIBOR	Quarterly	2.24%	Semi-Annual	11/01/19(a)	11/01/21	USD	824,780	(1,576,831)	13,200	(1,590,031)
2.20%	Semi-Annual	3-month LIBOR	Quarterly	11/08/19(a)	11/08/21	USD	305,700	826,622	4,917	821,705
2.37%	Semi-Annual	3-month LIBOR	Quarterly	12/17/20(a)	12/17/21	USD	1,650,860	(106,711)	25,636	(132,347)
28-day MXIBTIIE	Monthly	7.45%	Monthly	N/A	03/07/22	MXN	1,319,828	(1,012,963)	(324)	(1,012,639)
28-day MXIBTIIE	Monthly	7.48%	Monthly	N/A	03/07/22	MXN	659,898	(463,769)	476	(464,245)
28-day MXIBTIIE	Monthly	7.47%	Monthly	N/A	03/07/22	MXN	659,882	(475,958)	476	(476,434)
1.88%	Annual	1-day Overnight Fed Funds Effective Rate	Annual	04/04/18(a)	05/31/22	USD	362,740	1,542,367	6,381	1,535,986
28-day MXIBTIIE	Monthly	6.92%	Monthly	N/A	07/01/22	MXN	939,650	(1,710,764)	598	(1,711,362)
28-day MXIBTIIE	Monthly	6.88%	Monthly	N/A	08/01/22	MXN	502,500	(961,874)	473	(962,347)
28-day MXIBTIIE	Monthly	6.90%	Monthly	N/A	08/02/22	MXN	335,000	(628,998)	314	(629,312)
3-month LIBOR	Quarterly	2.16%	Semi-Annual	N/A	09/29/22	USD	291,845	664,011	4,288	659,723
3-month LIBOR	Quarterly	2.00%	Semi-Annual	N/A	10/05/22	USD	200,190	(1,793,795)	3,446	(1,797,241)
7.13%	Monthly	28-day MXIBTIIE	Monthly	N/A	10/07/22	MXN	577,375	847,830	533	847,297
7.14%	Monthly	28-day MXIBTIIE	Monthly	N/A	10/10/22	MXN	233,449	337,992	136	337,856
3-month LIBOR	Quarterly	2.00%	Semi-Annual	N/A	10/10/22	USD	200,200	(1,816,016)	3,450	(1,819,466)
7.11%	Monthly	28-day MXIBTIIE	Monthly	N/A	10/14/22	MXN	767,612	1,168,760	(205)	1,168,965
7.11%	Monthly	28-day MXIBTIIE	Monthly	N/A	10/14/22	MXN	582,388	880,707	(143)	880,850

92	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-month LIBOR	Quarterly	2.16%	Semi-Annual	N/A	10/27/22	USD	12,040	$(21,718)	$210	$(21,928)
3-month LIBOR	Quarterly	2.26%	Semi-Annual	N/A	12/14/22	USD	234,945	319,458	4,207	315,251
2.30%	Semi-Annual	3-month LIBOR	Quarterly	N/A	12/27/22	USD	150,670	(435,718)	2,711	(438,429)
3-month LIBOR	Quarterly	2.13%	Semi-Annual	04/13/18(a)	04/13/23	USD	114,390	(827,227)	1,987	(829,214)
28-day MXIBTIIE	Monthly	6.32%	Monthly	N/A	07/17/25	MXN	604,966	(2,845,169)	3,687	(2,848,856)
3-month LIBOR	Quarterly	2.13%	Semi-Annual	N/A	08/25/25	USD	19,850	(152,710)	233	(152,943)
2.27%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/11/25	USD	15,182	(33,665)	179	(33,844)
28-day MXIBTIIE	Monthly	7.49%	Monthly	N/A	04/14/27	MXN	1,412,000	(2,203,432)	1,352	(2,204,784)
3-month LIBOR	Quarterly	2.21%	Semi-Annual	N/A	06/15/27	USD	176,704	(2,502,854)	3,252	(2,506,106)
7.29%	Monthly	28-day MXIBTIIE	Monthly	N/A	06/25/27	MXN	540,700	1,236,279	398	1,235,881
7.16%	Monthly	28-day MXIBTIIE	Monthly	N/A	07/26/27	MXN	286,800	787,595	320	787,275
7.18%	Monthly	28-day MXIBTIIE	Monthly	N/A	07/27/27	MXN	191,200	512,541	213	512,328
2.25%	Semi-Annual	3-month LIBOR	Quarterly	N/A	08/18/27	USD	113,940	545,038	2,276	542,762
2.17%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/15/27	USD	18,400	247,530	370	247,160
2.14%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/15/27	USD	18,390	288,315	370	287,945
2.19%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/18/27	USD	18,380	213,815	370	213,445
2.20%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/18/27	USD	18,380	192,957	370	192,587
2.22%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/20/27	USD	18,380	161,027	371	160,656
2.22%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/22/27	USD	17,220	151,539	347	151,192
2.25%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/22/27	USD	17,220	116,366	347	116,019
2.25%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/25/27	USD	17,580	108,580	355	108,225
2.27%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/29/27	USD	8,790	40,105	178	39,927
2.28%	Semi-Annual	3-month LIBOR	Quarterly	N/A	09/29/27	USD	8,790	36,516	178	36,338
2.32%	Semi-Annual	3-month LIBOR	Quarterly	N/A	10/02/27	USD	18,440	60,642	373	60,269
2.32%	Semi-Annual	3-month LIBOR	Quarterly	N/A	10/04/27	USD	18,130	59,687	363	59,324
2.35%	Semi-Annual	3-month LIBOR	Quarterly	N/A	10/10/27	USD	18,150	22,921	364	22,557
2.33%	Semi-Annual	3-month LIBOR	Quarterly	N/A	10/10/27	USD	18,140	50,871	363	50,508
3-month LIBOR	Quarterly	2.31%	Semi-Annual	N/A	10/19/27	USD	110,790	(553,980)	2,226	(556,206)
2.34%	Semi-Annual	3-month LIBOR	Quarterly	N/A	10/20/27	USD	4,250	9,602	85	9,517
3-month LIBOR	Quarterly	2.39%	Semi-Annual	N/A	10/24/27	USD	6,818	14,337	137	14,200
2.38%	Semi-Annual	3-month LIBOR	Quarterly	N/A	10/25/27	USD	49,910	(49,083)	1,005	(50,088)
2.47%	Semi-Annual	3-month LIBOR	Quarterly	N/A	10/27/27	USD	34,800	(323,979)	701	(324,680)

CONSOLIDATED SCHEDULE OF INVESTMENTS	93

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-month LIBOR	Quarterly	2.42%	Semi-Annual	N/A	10/31/27	USD	85,965	$402,959	$1,733	$401,226
3-month LIBOR	Quarterly	2.40%	Semi-Annual	N/A	12/01/27	USD	213,400	415,684	4,339	411,345
2.44%	Semi-Annual	3-month LIBOR	Quarterly	N/A	12/04/27	USD	31,270	(167,039)	636	(167,675)
2.42%	Semi-Annual	3-month LIBOR	Quarterly	N/A	12/06/27	USD	35,830	(116,265)	730	(116,995)
2.28%	Semi-Annual	3-month LIBOR	Quarterly	N/A	12/08/27	USD	322,417	3,045,438	1,639,641	1,405,797
28-day MXIBTIIE	Monthly	8.13%	Monthly	N/A	12/15/27	MXN	179,200	104,308	59	104,249
3-month LIBOR	Quarterly	2.39%	Semi-Annual	N/A	12/15/27	USD	21,760	5,340	444	4,896
3-month LIBOR	Quarterly	2.40%	Semi-Annual	N/A	12/18/27	USD	12,640	12,107	258	11,849
3-month LIBOR	Quarterly	2.47%	Semi-Annual	N/A	12/28/27	USD	69	476	1	475
3-month LIBOR	Quarterly	2.43%	Semi-Annual	N/A	01/03/28	USD	666,932	(1,689,065)	(3,004,182)	1,315,117
2.79%	Annual	6-month WIBOR	Semi-Annual	03/21/18(a)	03/21/28	PLN	192,580	954,403	1,090	953,313
2.47%	Semi-Annual	3-month LIBOR	Quarterly	12/11/18(a)	12/11/28	USD	36,520	6,507	745	5,762
3-month LIBOR	Quarterly	2.65%	Semi-Annual	12/09/22(a)	12/09/32	USD	43,520	72,266	889	71,377
2.60%	Semi-Annual	3-month LIBOR	Quarterly	03/29/18(a)	11/15/43	USD	81,240	(766,007)	2,055	(768,062)
3-month LIBOR	Quarterly	2.59%	Semi-Annual	03/29/18(a)	11/15/43	USD	38,000	303,640	963	302,677
3-month LIBOR	Quarterly	2.61%	Semi-Annual	03/29/18(a)	11/15/43	USD	37,800	387,589	958	386,631
3-month LIBOR	Semi-Annual	2.69%	Quarterly	03/29/18(a)	11/15/43	USD	32,920	896,194	834	895,360
2.66%	Semi-Annual	3-month LIBOR	Quarterly	03/29/18(a)	11/15/43	USD	32,740	(702,024)	828	(702,852)
2.62%	Semi-Annual	3-month LIBOR	Quarterly	03/29/18(a)	11/15/43	USD	32,660	(451,820)	826	(452,646)
0.56%	Semi-Annual	6-month JPY LIBOR	Semi-Annual	N/A	11/02/46	JPY	2,168,500	1,939,494	497	1,938,997
2.62%	Semi-Annual	3-month LIBOR	Quarterly	N/A	05/11/47	USD	301,046	(5,828,944)	7,304	(5,836,248)
0.81%	Semi-Annual	6-month JPY LIBOR	Semi-Annual	N/A	05/31/47	JPY	1,749,000	598,362	383	597,979
0.91%	Semi-Annual	6-month JPY LIBOR	Semi-Annual	N/A	07/12/47	JPY	1,093,500	70,631	261	70,370
0.92%	Semi-Annual	6-month JPY LIBOR	Semi-Annual	N/A	07/12/47	JPY	1,093,500	54,850	261	54,589

								$(10,070,392)	$(935,985)	$(9,134,407)

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America N.A.	06/20/21	JPY	1,230,769	$(258,395)	$(71,247)	$(187,148)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America N.A.	06/20/21	JPY	769,231	(161,497)	(47,203)	(114,294)
Marks & Spencer PLC	1.00%	Quarterly	Bank of America N.A.	12/20/22	EUR	3,219	58,400	66,831	(8,431)
Marks & Spencer PLC	1.00%	Quarterly	Bank of America N.A.	12/20/22	EUR	185	3,356	3,841	(485)
People’s Republic of China	1.00%	Quarterly	Bank of America N.A.	06/20/22	USD	21,751	(513,761)	(161,077)	(352,684)

94	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of France	0.25%	Quarterly	Bank of America N.A.	06/20/22	USD	1,410	$(6,007)	$14,263	$(20,270)
Republic of France	0.25%	Quarterly	Bank of America N.A.	06/20/22	USD	1,410	(6,007)	17,528	(23,535)
Republic of South Africa	1.00%	Quarterly	Bank of America N.A.	12/20/22	USD	21,205	551,680	824,683	(273,003)
Republic of South Africa	1.00%	Quarterly	Bank of America N.A.	12/20/22	USD	10,620	276,435	416,143	(139,708)
United Mexican States	1.00%	Quarterly	Bank of America N.A.	09/20/20	USD	61,427	(689,553)	419,806	(1,109,359)
Vodafone Group PLC	1.00%	Quarterly	Bank of America N.A.	12/20/22	EUR	10,540	(292,755)	(226,889)	(65,866)
Buoni Poliennali Del Tesoro	1.00%	Quarterly	Barclays Bank PLC	03/20/18	USD	9,050	(20,499)	23,447	(43,946)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/20	USD	4,925	238,338	342,655	(104,317)
Federative Republic of Brazil	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	25,000	697,649	905,371	(207,722)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Barclays Bank PLC	12/20/22	EUR	1,280	(248,134)	(233,027)	(15,107)
ITRAXX.FINSR.20.V1	1.00%	Quarterly	Barclays Bank PLC	12/20/18	EUR	9,590	(111,680)	(18,895)	(92,785)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Barclays Bank PLC	06/20/21	JPY	461,538	(96,898)	(29,113)	(67,785)
K Hovnanian Enterprises, Inc.	5.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	6,120	2,864,066	1,941,441	922,625
Kingdom of Thailand	1.00%	Quarterly	Barclays Bank PLC	06/20/21	USD	7,691	(181,407)	(7,302)	(174,105)
LafargeHolcim Ltd.	1.00%	Quarterly	Barclays Bank PLC	12/20/21	EUR	5,324	(130,861)	(13,460)	(117,401)
Marks & Spencer PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/22	EUR	4,560	82,728	97,243	(14,515)
Mitsubishi Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/20	JPY	475,732	(108,541)	(44,478)	(64,063)
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	06/20/22	USD	50,000	(1,180,984)	(401,574)	(779,410)
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	06/20/22	USD	15,078	(356,147)	(118,074)	(238,073)
Simon Property Group, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	14,600	(225,209)	(123,086)	(102,123)
Sumitomo Mitsui Banking Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/20	JPY	249,377	(55,658)	7,089	(62,747)
United Mexican States	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	23,417	61,510	105,321	(43,811)
Vodafone Group PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/22	EUR	11,070	(307,476)	(244,533)	(62,943)
Banco Comercial Portugues SA	5.00%	Quarterly	BNP Paribas S.A.	12/20/20	EUR	738	(110,949)	(7,527)	(103,422)
Clariant AG	1.00%	Quarterly	BNP Paribas S.A.	12/20/21	EUR	1,600	(36,981)	(3,367)	(33,614)
Kingdom of Thailand	1.00%	Quarterly	BNP Paribas S.A.	06/20/21	USD	7,309	(172,403)	(13,905)	(158,498)
Republic of Portugal	1.00%	Quarterly	BNP Paribas S.A.	09/20/19	USD	5,765	(80,511)	58,210	(138,721)
Standard Chartered PLC	1.00%	Quarterly	BNP Paribas S.A.	12/20/20	EUR	8,220	(228,849)	125,619	(354,468)
Standard Chartered PLC	1.00%	Quarterly	BNP Paribas S.A.	12/20/20	EUR	4,650	(129,458)	74,093	(203,551)
TDC A/S	1.00%	Quarterly	BNP Paribas S.A.	12/20/22	EUR	2,860	(28,877)	(14,473)	(14,404)
Tesco PLC	1.00%	Quarterly	BNP Paribas S.A.	12/20/22	EUR	1,350	(3,895)	44,349	(48,244)
ArcelorMittal	5.00%	Quarterly	Citibank N.A.	12/20/22	EUR	2,560	(562,331)	(537,327)	(25,004)
Clariant AG	1.00%	Quarterly	Citibank N.A.	12/20/22	EUR	680	(11,906)	(15,464)	3,558
ITRAXX.FINSR.19.V1	1.00%	Quarterly	Citibank N.A.	06/20/18	EUR	16,300	(97,350)	(48,983)	(48,367)
ITRAXX.FINSR.20.V1	1.00%	Quarterly	Citibank N.A.	12/20/18	EUR	20,560	(239,436)	(39,716)	(199,720)
ITRAXX.FINSR.20.V1	1.00%	Quarterly	Citibank N.A.	12/20/18	EUR	11,700	(136,253)	(62,589)	(73,664)
Kingdom of Thailand	1.00%	Quarterly	Citibank N.A.	06/20/21	USD	4,199	(99,041)	(5,211)	(93,830)
LafargeHolcim Ltd.	1.00%	Quarterly	Citibank N.A.	12/20/21	EUR	3,985	(97,950)	(15,318)	(82,632)
Peugeot SA	5.00%	Quarterly	Citibank N.A.	12/20/22	EUR	2,560	(588,366)	(584,450)	(3,916)
Republic of Indonesia	1.00%	Quarterly	Citibank N.A.	06/20/22	USD	7,860	(77,663)	87,004	(164,667)
Rite Aid Corp.	5.00%	Quarterly	Citibank N.A.	12/20/22	USD	4,900	674,376	617,929	56,447
Westpac Banking Corp.	1.00%	Quarterly	Citibank N.A.	12/20/20	USD	10,000	(236,608)	(18,873)	(217,735)
Ally Financial, Inc.	5.00%	Quarterly	Credit Suisse International	06/20/22	USD	4,940	(863,721)	(497,844)	(365,877)
CBS Corp.	1.00%	Quarterly	Credit Suisse International	12/20/22	USD	7,820	(91,286)	(85,768)	(5,518)
CMBX.NA.9.AAA	0.50%	Annual	Credit Suisse International	09/17/58	USD	12,070	(23,175)	146,800	(169,975)
Peugeot SA	5.00%	Quarterly	Credit Suisse International	12/20/22	EUR	2,560	(588,367)	(587,917)	(450)

CONSOLIDATED SCHEDULE OF INVESTMENTS	95

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Smurfit Kappa Acquisitions	5.00%	Quarterly	Credit Suisse International	12/20/22	EUR	1,300	$(322,079)	$(301,686)	$(20,393)
TDC A/S	1.00%	Quarterly	Credit Suisse International	12/20/22	EUR	4,280	(43,215)	(19,223)	(23,992)
TDC A/S	1.00%	Quarterly	Credit Suisse International	12/20/22	EUR	2,860	(28,878)	(12,678)	(16,200)
Tesco PLC	1.00%	Quarterly	Credit Suisse International	12/20/22	EUR	2,560	(7,387)	13,536	(20,923)
Tesco PLC	1.00%	Quarterly	Credit Suisse International	12/20/22	EUR	2,560	(7,386)	14,709	(22,095)
CMBX.NA.6.AAA	0.50%	Annual	Deutsche Bank AG	05/11/63	USD	19,201	(126,343)	6,237	(132,580)
CMBX.NA.6.AAA	0.50%	Annual	Deutsche Bank AG	05/11/63	USD	16,741	(110,160)	(5,502)	(104,658)
CMBX.NA.6.AAA	0.50%	Annual	Deutsche Bank AG	05/11/63	USD	12,060	(79,355)	2,364	(81,719)
CMBX.NA.9.AAA	0.50%	Annual	Deutsche Bank AG	09/17/58	USD	9,670	(18,567)	119,308	(137,875)
Ally Financial, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/22	USD	4,940	(863,721)	(622,649)	(241,072)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	Goldman Sachs International	12/20/22	EUR	2,560	44,145	92,290	(48,145)
CMBX.NA.7.AA	1.50%	Monthly	Goldman Sachs International	01/17/47	USD	2,292	8,543	152,399	(143,856)
Dish DBS Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	2,000	(97,716)	(97,756)	40
HP, Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	4,925	(119,459)	(63,751)	(55,708)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	320,235	(70,063)	(14,002)	(56,061)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(64,160)	(12,247)	(51,913)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(64,161)	(11,554)	(52,607)
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(64,161)	(8,944)	(55,217)
JFE Holdings, Inc.	1.00%	Quarterly	Goldman Sachs International	03/20/19	JPY	1,000,000	(100,249)	(6,846)	(93,403)
K Hovnanian Enterprises, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	1,500	701,977	424,414	277,563
K Hovnanian Enterprises, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	500	233,993	136,598	97,395
Kawasaki Kisen Kaisha Ltd.	1.00%	Quarterly	Goldman Sachs International	03/20/19	JPY	277,000	(16,832)	19,751	(36,583)
Kawasaki Kisen Kaisha Ltd.	1.00%	Quarterly	Goldman Sachs International	03/20/19	JPY	223,000	(13,551)	16,393	(29,944)
Mitsubishi Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(66,908)	(24,117)	(42,791)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	586,510	(131,085)	(18,950)	(112,135)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(65,542)	(6,835)	(58,707)
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	10,360	(243,103)	(202,926)	(40,177)
Republic of Argentina	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	56,644	(6,810,895)	(4,698,414)	(2,112,481)
Republic of Argentina	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	31,575	(3,796,576)	(2,662,802)	(1,133,774)
Republic of France	0.25%	Quarterly	Goldman Sachs International	06/20/22	USD	510	(2,173)	5,185	(7,358)
Republic of Indonesia	1.00%	Quarterly	Goldman Sachs International	06/20/22	USD	11,659	(115,200)	132,593	(247,793)
Republic of Korea	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	21,000	(470,689)	(301,583)	(169,106)
Standard Chartered PLC	1.00%	Quarterly	Goldman Sachs International	12/20/20	EUR	6,050	(168,436)	41,186	(209,622)
Staples, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	4,920	154,440	166,760	(12,320)
Target Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	35,100	(836,322)	(507,444)	(328,878)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	HSBC Bank PLC	12/20/22	EUR	1,290	22,245	51,416	(29,171)
Kingdom of Bahrain	1.00%	Quarterly	HSBC Bank PLC	12/20/22	USD	6,280	487,804	545,213	(57,409)
CMBX.NA.6.BBB-	3.00%	Annual	J.P. Morgan Securities LLC	05/11/63	USD	2,440	355,595	242,556	113,039
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	USD	2,050	72,936	279,148	(206,212)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	12,048	(270,779)	(33,340)	(237,439)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(224,755)	(2,139)	(222,616)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	7,952	(178,733)	(24,243)	(154,490)
AutoZone, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	35,100	(840,311)	(300,448)	(539,863)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	EUR	1,250	21,556	52,557	(31,001)

96	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Cable & Wireless Communications Ltd.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	EUR	1,500	$(309,043)	$(285,420)	$(23,623)
CBS Corp.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	34,491	(402,624)	(481,604)	78,980
Clariant AG	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	EUR	2,560	(44,826)	(56,683)	11,857
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	11,500	(260,157)	(25,023)	(235,134)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(226,224)	(16,050)	(210,174)
Dish DBS Corp.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	2,875	(140,467)	(132,989)	(7,478)
General Mills, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	29,300	(936,385)	(739,354)	(197,031)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	JPY	769,231	(161,497)	(49,878)	(111,619)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	JPY	384,615	(80,749)	(30,301)	(50,448)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	JPY	384,615	(80,748)	(24,940)	(55,808)
Kingdom of Bahrain	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	2,295	178,267	198,848	(20,581)
Kingdom of Thailand	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	USD	5,401	(127,384)	(3,135)	(124,249)
Kingdom of Thailand	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	USD	5,401	(127,384)	(1,353)	(126,031)
Lanxess AG	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	EUR	6,828	(186,330)	(160,950)	(25,380)
Macy’s, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	4,920	346,529	386,965	(40,436)
Melia Hotels International SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/22	EUR	2,875	(684,390)	(524,783)	(159,607)
National Australia Bank Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	(226,712)	(8,100)	(218,612)
Nippon Yusen Kabushiki Kaisha	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/19	JPY	500,000	(55,160)	(24,228)	(30,932)
People’s Republic of China	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/22	USD	13,170	(311,076)	(120,925)	(190,151)
Republic of France	0.25%	Quarterly	JPMorgan Chase Bank N.A.	06/20/22	USD	1,410	(6,007)	16,087	(22,094)
Republic of Indonesia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/22	USD	10,480	(103,550)	128,677	(232,227)
Republic of the Philippines	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	106,000	(2,049,187)	(1,605,644)	(443,543)
STMicroelectronics NV	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/22	EUR	2,951	(83,480)	(14,849)	(68,631)
Sumitomo Mitsui Banking Corp.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	JPY	253,165	(56,503)	12,081	(68,584)
Tesco PLC	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	EUR	2,700	(7,790)	87,433	(95,223)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	61,427	(674,796)	266,595	(941,391)
Viacom, Inc. Class A	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	2,450	62,117	69,181	(7,064)
CMA CGM SA	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	EUR	800	(52,895)	(48,438)	(4,457)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	USD	6,070	215,959	761,064	(545,105)
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	8,150	(15,648)	99,124	(114,772)
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	7,820	(15,015)	104,566	(119,581)
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	7,000	(13,440)	102,430	(115,870)
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	6,760	(12,979)	82,218	(95,197)
Hapag-Lloyd AG	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	EUR	500	(63,549)	(54,398)	(9,151)
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	18,572	483,408	727,724	(244,316)
Standard Chartered PLC	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/20	EUR	2,410	(67,096)	39,150	(106,246)
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	13,292	34,914	56,721	(21,807)
United Mexican States	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	13,291	34,912	59,778	(24,866)
Clariant AG	1.00%	Quarterly	Société Générale	12/20/22	EUR	1,870	(32,743)	(40,416)	7,673
Ricoh Co. Ltd.	1.00%	Quarterly	UBS AG	03/20/18	JPY	500,000	(10,666)	40,950	(51,616)

							$(24,554,417)	$(6,594,359)	$(17,960,058)

CONSOLIDATED SCHEDULE OF INVESTMENTS	97

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Buoni Poliennali Del Tesoro	1.00%	Quarterly	Barclays Bank PLC	03/20/18	BBB	EUR	6,750	$18,948	$(59,401)	$78,349
Buoni Poliennali Del Tesoro	1.00%	Quarterly	Barclays Bank PLC	03/20/18	BBB-	USD	105	237	(357)	594
ITRAXX.FINSUB.19.V1	5.00%	Quarterly	Citibank N.A.	06/20/18	BBB	EUR	11,700	357,483	265,046	92,437
ITRAXX.FINSUB.20.V1	5.00%	Quarterly	Barclays Bank PLC	12/20/18	BBB	EUR	7,670	462,928	576,143	(113,215)
ITRAXX.FINSUB.20.V1	5.00%	Quarterly	Citibank N.A.	12/20/18	BBB	EUR	10,970	662,100	816,581	(154,481)
ITRAXX.FINSUB.20.V1	5.00%	Quarterly	Citibank N.A.	12/20/18	BBB	EUR	9,100	549,235	403,275	145,960
ITRAXX.FINSUB.20.V1	5.00%	Quarterly	Deutsche Bank AG	12/20/18	BBB	EUR	5,480	330,748	409,779	(79,031)
K Hovnanian Enterprises, Inc.	5.00%	Quarterly	Barclays Bank PLC	12/20/18	CCC-	USD	6,720	(2,758,396)	(507,592)	(2,250,804)
K Hovnanian Enterprises, Inc.	5.00%	Quarterly	Barclays Bank PLC	12/20/18	CCC-	USD	2,752	(1,129,629)	(207,871)	(921,758)
SAS AB	5.00%	Quarterly	Goldman Sachs International	06/20/19	Not Rated	EUR	3,400	172,426	(143,145)	315,571
SAS AB	5.00%	Quarterly	Goldman Sachs International	06/20/19	Not Rated	EUR	1,900	96,356	17,474	78,882
United Mexican States	1.00%	Quarterly	Bank of America N.A.	06/20/20	BBB+	USD	61,427	674,796	(309,018)	983,814
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	09/20/20	A+	USD	10,000	202,293	(44,061)	246,354
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	09/20/20	A+	USD	10,000	202,293	(46,593)	248,886
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	09/20/20	BBB+	USD	61,427	689,550	(365,722)	1,055,272
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	A-	USD	20,000	398,615	(331,566)	730,181
Dell, Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/21	BB-	USD	4,875	(95,148)	(287,581)	192,433
Freeport-McMoRan, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/22	BB-	USD	4,885	(79,979)	(429,792)	349,813
Saipem SpA	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	800	131,488	52,046	79,442
Tata Motors Ltd.	5.00%	Quarterly	Barclays Bank PLC	06/20/22	BB+	EUR	380	74,917	66,617	8,300
Tata Motors Ltd.	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	510	100,546	90,320	10,226
Altice Finco SA	5.00%	Quarterly	Goldman Sachs International	12/20/22	B-	EUR	990	33,838	44,811	(10,973)
Commerzbank AG	1.00%	Quarterly	Goldman Sachs International	12/20/22	Not Rated	EUR	2,500	(39,307)	(88,874)	49,567
Dell, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/22	BB-	USD	9,750	(489,692)	(532,645)	42,953
Dell, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB-	USD	4,875	(244,846)	(262,382)	17,536
Freeport-McMoRan, Inc.	1.00%	Quarterly	Goldman Sachs International	12/20/22	BB-	USD	9,825	(254,108)	(463,236)	209,128
Hertz Global Holdings, Inc.	5.00%	Quarterly	Barclays Bank PLC	12/20/22	B-	USD	1,390	(109,194)	(178,225)	69,031
Imperial Brands PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/22	BBB	EUR	7,770	191,263	157,303	33,960
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	12/20/22	BB+	EUR	1,020	155,397	169,684	(14,287)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	12/20/22	BB+	EUR	1,000	152,350	182,619	(30,269)
Intrum Justitia AB	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	BB+	EUR	4,000	609,399	737,527	(128,128)
Marks & Spencer PLC	1.00%	Quarterly	Citibank N.A.	12/20/22	BBB-	EUR	4,050	(73,475)	(123,071)	49,596
New Look Senior Issuer PLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	CCC-	EUR	170	(121,832)	(111,242)	(10,590)
Next PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/22	BBB	EUR	2,923	(24,643)	(27,064)	2,421
Next PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/22	BBB	EUR	1,207	(10,176)	(11,176)	1,000
Next PLC	1.00%	Quarterly	Credit Suisse International	12/20/22	BBB	EUR	520	(4,384)	(4,421)	37
Rolls-Royce PLC	1.00%	Quarterly	Goldman Sachs International	12/20/22	BBB+	EUR	7,650	134,688	124,665	10,023
Viacom, Inc. Class A	1.00%	Quarterly	Goldman Sachs International	12/20/22	BBB-	USD	3,410	(86,456)	(106,892)	20,436
WPP PLC	1.00%	Quarterly	Bank of America N.A.	12/20/22	BBB	EUR	1,210	26,839	23,261	3,578
WPP PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/22	BBB	EUR	1,190	26,395	24,557	1,838
WPP PLC	1.00%	Quarterly	Citibank N.A.	12/20/22	BBB	EUR	1,200	26,618	22,604	4,014

98	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
WPP PLC	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BBB	EUR	1,200	$26,617	$24,027	$2,590
CMBX.NA.7.AA	1.50%	Monthly	Credit Suisse International	01/17/47	AA-	USD	2,292	(8,543)	(178,842)	170,299
CMBX.NA.4.AM	0.50%	Annual	Deutsche Bank AG	02/17/51	BBB+	USD	198	(1,154)	(25,973)	24,819
CMBX.NA.8.A	2.00%	Annual	Goldman Sachs International	10/17/57	Not Rated	USD	4,880	(208,726)	(274,507)	65,781
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	1,510	(64,585)	(128,415)	63,830
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	150	(6,416)	(17,990)	11,574
CMBX.NA.9 BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	3,780	(417,149)	(479,232)	62,083
CMBX.NA.9.A	2.00%	Annual	Credit Suisse International	09/17/58	Not Rated	USD	4,840	(172,199)	(155,927)	(16,272)
CMBX.NA.9.A	2.00%	Annual	Credit Suisse International	09/17/58	Not Rated	USD	1,470	(52,300)	(75,445)	23,145
CMBX.NA.9.A	2.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	3,860	(137,331)	(412,207)	274,876
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	3,810	(135,553)	(117,313)	(18,240)
CMBX.NA.9.A	2.00%	Annual	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	3,620	(128,793)	(101,230)	(27,563)
CMBX.NA.9.A	2.00%	Annual	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	1,940	(69,022)	(62,397)	(6,625)
CMBX.NA.9.A	2.00%	Annual	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	1,871	(66,580)	(229,028)	162,448
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	4,670	(166,150)	(251,147)	84,997
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	3,810	(135,553)	(137,381)	1,828
CMBX.NA.9.A	2.00%	Annual	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	3,481	(123,834)	(118,923)	(4,911)
CMBX.NA.9.A	2.00%	Annual	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	2,540	(90,368)	(123,269)	32,901
CMBX.NA.9.BBB-	3.00%	Annual	Credit Suisse International	09/17/58	Not Rated	USD	3,687	(406,886)	(385,118)	(21,768)
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	Not Rated	USD	3,240	(357,556)	(358,310)	754
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	7,630	(842,023)	(910,860)	68,837
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	3,788	(418,032)	(388,829)	(29,203)
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	Not Rated	USD	3,397	(374,882)	(374,350)	(532)
CMBX.NA.9.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	3,820	(421,563)	(412,656)	(8,907)
CMBX.NA.9.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	3,810	(420,459)	(411,678)	(8,781)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	3,810	(420,460)	(391,439)	(29,021)
CMBX.NA.10.BBB-	3.00%	Annual	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	270	(27,088)	(23,888)	(3,200)
CMBX.NA.6.BBB-	3.00%	Annual	Credit Suisse International	05/11/63	BBB-	USD	2,440	(355,595)	(202,554)	(153,041)

								$(5,041,702)	$(7,182,496)	$2,140,794

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

CONSOLIDATED SCHEDULE OF INVESTMENTS	99

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
9.62%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/18	BRL	669,564	$(760,862)	$—	$(760,862)
9.63%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/18	BRL	669,532	(771,341)	—	(771,341)
9.99%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/18	BRL	523,801	(1,136,979)	—	(1,136,979)
8.98%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/18	BRL	169,230	(60,900)	—	(60,900)
9.98%	At Termination	1-day BZDIOVER	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/18	BRL	523,819	(826,637)	—	(826,637)
4.55%	Monthly	28-day MXIBTIIE	Monthly	Barclays Bank PLC	N/A	03/21/18	MXN	338,099	136,663	1,066	135,597
4.85%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	N/A	11/01/18	MXN	239,344	323,348	312	323,036
28-day MXIBTIIE	Monthly	7.07%	Monthly	Citibank N.A.	N/A	11/21/18	MXN	1,408,144	(627,164)	—	(627,164)
28-day MXIBTIIE	Monthly	7.06%	Monthly	JPMorgan Chase Bank N.A.	N/A	11/21/18	MXN	1,689,773	(760,178)	—	(760,178)
28-day MXIBTIIE	Monthly	6.98%	Monthly	Citibank N.A.	N/A	11/28/18	MXN	2,403,200	(1,182,761)	(1,846)	(1,180,915)
28-day MXIBTIIE	Monthly	6.98%	Monthly	JPMorgan Chase Bank N.A.	N/A	11/28/18	MXN	1,363,292	(670,959)	(1,048)	(669,911)
28-day MXIBTIIE	Monthly	6.92%	Monthly	UBS AG	N/A	11/28/18	MXN	2,030,153	(1,055,270)	(1,494)	(1,053,776)
28-day MXIBTIIE	Monthly	6.94%	Monthly	BNP Paribas S.A.	N/A	11/29/18	MXN	3,818,847	(1,952,387)	(2,922)	(1,949,465)
4.77%	Monthly	28-day MXIBTIIE	Monthly	Citibank N.A.	N/A	12/05/18	MXN	132,651	214,363	115	214,248
4.70%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	N/A	12/06/18	MXN	132,651	219,082	108	218,974
4.76%	Monthly	28-day MXIBTIIE	Monthly	Citibank N.A.	N/A	12/06/18	MXN	132,651	215,111	113	214,998
7.02%	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	N/A	01/02/19	BRL	793,608	(363,776)	—	(363,776)
7.75%	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	N/A	01/02/19	BRL	485,299	(1,250,357)	—	(1,250,357)
8.00%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	N/A	01/02/19	BRL	477,751	(1,653,283)	—	(1,653,283)
1-day BZDIOVER	At Termination	9.25%	At Termination	Citibank N.A.	N/A	01/02/19	BRL	454,648	3,520,652	—	3,520,652
1-day BZDIOVER	At Termination	9.28%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/19	BRL	431,600	3,387,560	—	3,387,560
6-month GBP LIBOR	Semi-Annual	0.81%	Semi-Annual	Morgan Stanley & Co. LLC	N/A	09/27/19	GBP	65,890	163,814	388	163,426
6-month GBP LIBOR	Semi-Annual	0.80%	Semi-Annual	Morgan Stanley & Co. LLC	N/A	10/06/19	GBP	93,740	185,056	(755)	185,811
0.16%	Annual	6-month EURIBOR	Semi-Annual	Morgan Stanley & Co. LLC	N/A	10/10/19	EUR	103,520	(30,514)	1,857	(32,371)
6-month GBP LIBOR	Semi-Annual	0.85%	Semi-Annual	Morgan Stanley & Co. LLC	N/A	12/01/19	GBP	34,850	68,694	(188)	68,882
6-month GBP LIBOR	Semi-Annual	0.80%	Semi-Annual	Morgan Stanley & Co. LLC	N/A	12/20/19	GBP	47,370	28,346	687	27,659
1-day BZDIOVER	At Termination	8.21%	At Termination	Bank of America N.A.	N/A	01/02/20	BRL	532,124	620,900	—	620,900
1-day BZDIOVER	At Termination	9.48%	At Termination	Citibank N.A.	N/A	01/02/20	BRL	446,885	4,204,260	—	4,204,260

100	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-day BZDIOVER	At Termination	9.14%	At Termination	Bank of America N.A.	N/A	01/04/21	BRL	215,447	$607,878	$—	$607,878
1-day BZDIOVER	At Termination	12.17%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/21	BRL	117,030	4,217,855	—	4,217,855
3.27%	Quarterly	3-month LIBOR	Semi-Annual	Deutsche Bank AG	N/A	05/16/21	USD	5,230	(200,162)	—	(200,162)
7-day China Fixing Repo Rates	Quarterly	3.92%	Quarterly	Bank of America N.A.	N/A	04/26/22	CNY	217,380	(73,609)	(359)	(73,250)
7-day China Fixing Repo Rates	Quarterly	3.94%	Quarterly	Deutsche Bank AG	N/A	05/31/22	CNY	75,775	(21,952)	(308)	(21,644)
7-day China Fixing Repo Rates	Quarterly	3.92%	Quarterly	Deutsche Bank AG	N/A	05/31/22	CNY	75,775	(31,570)	(303)	(31,267)
7-day China Fixing Repo Rates	Quarterly	3.81%	Quarterly	Goldman Sachs International	N/A	06/09/22	CNY	53,552	(63,283)	(121)	(63,162)
7-day China Fixing Repo Rates	Quarterly	3.78%	Quarterly	Citibank N.A.	N/A	06/19/22	CNY	54,623	(76,043)	(75)	(75,968)
7-day China Fixing Repo Rates	Quarterly	4.04%	Quarterly	Deutsche Bank AG	N/A	06/21/22	CNY	266,440	65,189	—	65,189
7-day China Fixing Repo Rates	Quarterly	3.72%	Quarterly	Bank of America N.A.	N/A	06/30/22	CNY	36,081	(57,373)	(288)	(57,085)
6-month EURIBOR	Annual	0.22%	Semi-Annual	Morgan Stanley & Co. LLC	N/A	09/27/22	EUR	32,530	(96,012)	699	(96,711)
1.10%	Semi-Annual	6-month GBP LIBOR	Semi-Annual	Morgan Stanley & Co. LLC	N/A	09/27/22	GBP	22,180	(176,425)	1,015	(177,440)
0.45%	Annual	3-month STIBOR	Quarterly	Morgan Stanley & Co. LLC	N/A	09/27/22	SEK	314,010	(75,375)	707	(76,082)
6-month JPY LIBOR	Semi-Annual	0.11%	Semi-Annual	Morgan Stanley & Co. LLC	N/A	10/06/22	JPY	11,284,000	(5,335)	1,816	(7,151)
6-month EURIBOR	Semi-Annual	0.21%	Annual	Morgan Stanley & Co. LLC	N/A	10/20/22	EUR	18,040	(72,813)	388	(73,201)
6-month EURIBOR	Semi-Annual	0.21%	Annual	Morgan Stanley & Co. LLC	N/A	10/20/22	EUR	18,040	(73,898)	388	(74,286)
0.41%	Annual	3-month STIBOR	Quarterly	Morgan Stanley & Co. LLC	N/A	10/20/22	SEK	349,210	56,191	785	55,406
1.14%	Semi-Annual	6-month GBP LIBOR	Semi-Annual	Morgan Stanley & Co. LLC	N/A	12/08/22	GBP	19,130	(144,074)	1,632	(145,706)
1.07%	Semi-Annual	6-month GBP LIBOR	Semi-Annual	Morgan Stanley & Co. LLC	N/A	12/20/22	GBP	14,390	(40,586)	626	(41,212)
1-day BZDIOVER	At Termination	9.61%	At Termination	Bank of America N.A.	N/A	01/02/23	BRL	111,939	(80,316)	—	(80,316)
1-day BZDIOVER	At Termination	9.84%	At Termination	Citibank N.A.	N/A	01/02/23	BRL	212,840	599,739	—	599,739
1-day BZDIOVER	At Termination	9.85%	At Termination	Citibank N.A.	N/A	01/02/23	BRL	111,996	329,583	—	329,583
1-day BZDIOVER	At Termination	12.40%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/23	BRL	58,951	2,922,282	—	2,922,282
7-day China Fixing Repo Rates	Quarterly	4.04%	Quarterly	Bank of America N.A.	03/21/18(a)	03/21/23	CNY	47,028	(11,748)	—	(11,748)

CONSOLIDATED SCHEDULE OF INVESTMENTS	101

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

7-day China Fixing Repo Rates	Quarterly	4.03%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	46,840	$(14,118)	$—	$(14,118)
7-day China Fixing Repo Rates	Quarterly	3.86%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	37,000	(54,435)	—	(54,435)
7-day China Fixing Repo Rates	Quarterly	4.06%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	34,427	(3,270)	—	(3,270)
7-day China Fixing Repo Rates	Quarterly	4.03%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	32,788	(9,883)	—	(9,883)
7-day China Fixing Repo Rates	Quarterly	4.01%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	31,979	(14,040)	—	(14,040)
7-day China Fixing Repo Rates	Quarterly	4.05%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	23,143	(3,791)	—	(3,791)
7-day China Fixing Repo Rates	Quarterly	4.05%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	CNY	18,935	(3,753)	—	(3,753)
7-day China Fixing Repo Rates	Quarterly	3.88%	Quarterly	Citibank N.A.	03/21/18	(a)	03/21/23	CNY	38,000	(50,677)	—	(50,677)
7-day China Fixing Repo Rates	Quarterly	3.86%	Quarterly	Goldman Sachs International	03/21/18	(a)	03/21/23	CNY	149,450	(218,590)	—	(218,590)
1.05%	Annual	6-month BUBOR	Semi-Annual	Bank of America N.A.	03/21/18	(a)	03/21/23	HUF	4,583,390	(182,826)	—	(182,826)
1.04%	Annual	6-month BUBOR	Semi-Annual	Citibank N.A.	03/21/18	(a)	03/21/23	HUF	7,997,885	(296,248)	—	(296,248)
1.15%	Annual	6-month BUBOR	Semi-Annual	Goldman Sachs International	03/21/18	(a)	03/21/23	HUF	14,011,740	(822,273)	—	(822,273)
1.04%	Annual	6-month BUBOR	Semi-Annual	Goldman Sachs International	03/21/18	(a)	03/21/23	HUF	10,228,765	(386,652)	—	(386,652)
1.02%	Annual	6-month BUBOR	Semi-Annual	Goldman Sachs International	03/21/18	(a)	03/21/23	HUF	7,383,170	(252,452)	—	(252,452)
1-day MIBOR	Semi-Annual	6.58%	Semi-Annual	Bank of America N.A.	03/21/18	(a)	03/21/23	INR	488,675	(29,269)	—	(29,269)
1-day MIBOR	Semi-Annual	6.57%	Semi-Annual	JPMorgan Chase Bank N.A.	03/21/18	(a)	03/21/23	INR	488,675	(33,717)	—	(33,717)
3-month KRW Certificate of Deposit	Quarterly	2.11%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	KRW	7,339,540	(13,283)	—	(13,283)
3-month KRW Certificate of Deposit	Quarterly	2.13%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	KRW	7,227,560	(7,504)	—	(7,504)
3-month KRW Certificate of Deposit	Quarterly	2.13%	Quarterly	Bank of America N.A.	03/21/18	(a)	03/21/23	KRW	7,227,560	(9,097)	—	(9,097)
2.60%	Annual	6-month WIBOR	Semi-Annual	Morgan Stanley & Co. LLC	03/21/18	(a)	03/21/23	PLN	47,350	(24,692)	268	(24,960)
6-month JPY LIBOR	Semi-Annual	0.11%	Semi-Annual	Morgan Stanley & Co. LLC	03/22/18	(a)	03/22/23	JPY	23,406,000	(266,538)	4,208	(270,746)
1-day BZDIOVER	At Termination	10.32%	At Termination	Bank of America N.A.	N/A		01/02/25	BRL	9,327	30,675	—	30,675
28-day MXIBTIIE	Monthly	6.33%	Monthly	Citibank N.A.	N/A		07/17/25	MXN	301,428	(1,413,334)	(1,224)	(1,412,110)
28-day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	N/A		08/06/25	MXN	904,077	(4,285,838)	(3,625)	(4,282,213)

102	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency

6.31%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	N/A	08/11/25	MXN	309,728	$1,477,580	$1,190	$1,476,390
6.31%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	N/A	08/11/25	MXN	309,728	1,477,581	1,191	1,476,390
6.31%	Monthly	28-day MXIBTIIE	Monthly	Deutsche Bank AG	N/A	08/11/25	MXN	1,149,713	5,496,123	4,416	5,491,707
28-day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America N.A.	N/A	12/05/25	MXN	35,971	(181,584)	(406)	(181,178)
28-day MXIBTIIE	Monthly	6.02%	Monthly	Citibank N.A.	N/A	03/24/26	MXN	969,089	(5,799,167)	(2,500)	(5,796,667)
7.64%	Monthly	28-day MXIBTIIE	Monthly	UBS AG	N/A	11/18/26	MXN	517,782	520,428	1,278	519,150
7.71%	Monthly	28-day MXIBTIIE	Monthly	BNP Paribas S.A.	N/A	11/19/26	MXN	1,002,958	778,394	2,568	775,826
0.29%	Semi-Annual	6-month JPY LIBOR	Semi-Annual	Morgan Stanley & Co. LLC	N/A	10/06/27	JPY	5,637,000	105,208	1,084	104,124
0.31%	Semi-Annual	6-month JPY LIBOR	Semi-Annual	Morgan Stanley & Co. LLC	03/22/18(a)	03/22/28	JPY	11,753,000	368,690	2,401	366,289
0.32%	Semi-Annual	6-month JPY LIBOR	Semi-Annual	Morgan Stanley & Co. LLC	03/22/18(a)	03/22/28	JPY	1,053,000	24,939	216	24,723
6-month EURIBOR	Semi-Annual	1.47%	Annual	Morgan Stanley & Co. LLC	01/30/18(a)	01/30/43	EUR	38,840	(173,220)	1,520	(174,740)
6-month EURIBOR	Semi-Annual	1.46%	Annual	Morgan Stanley & Co. LLC	02/05/18(a)	02/05/43	EUR	22,890	(137,859)	897	(138,756)

									$3,274,132	$16,477	$3,257,655

(a)	Forward swap.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Fixed Amount	Frequency	Rate	Frequency
Weatherford International PLC	Quarterly	3-month LIBOR minus 1.10%	Quarterly	BNP Paribas S.A.	01/09/18	USD	2,400	$24,353	$—	$24,353
Ally Financial, Inc.	Quarterly	3-month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	01/24/18	USD	93	(14,732)	—	(14,732)
Consumer Discretionary SPDR ETF	Monthly	1-month LIBOR plus 0.30%	Monthly	BNP Paribas S.A.	03/15/18	USD	3,069	(20,873)	—	(20,873)
Consumer Staples Select Sector SPDR ETF	Monthly	1-month LIBOR plus 0.30%	Monthly	BNP Paribas S.A.	03/15/18	USD	3,021	975	—	975
Energy Select Sector SPDR ETF	Monthly	1-month LIBOR plus 0.15%	Monthly	BNP Paribas S.A.	03/15/18	USD	5,150	(250,079)	—	(250,079)
Energy Select Sector SPDR ETF	Monthly	1-month LIBOR plus 0.50%	Monthly	Merrill Lynch International	03/15/18	USD	6,127	(342,612)	—	(342,612)
Netflix, Inc.	Quarterly	3-month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	03/15/18	USD	2,188	(62,446)	—	(62,446)

CONSOLIDATED SCHEDULE OF INVESTMENTS	103

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Fixed Amount	Frequency	Rate	Frequency
EUR 20,051,348	At Termination	EURO STOXX Bank Future, March 2018	At Termination	Merrill Lynch International	03/16/18	EUR	19,469	$(699,065)	$—	$(699,065)
EUR 26,097,707	At Termination	EURO STOXX Bank Future, March 2018	At Termination	Morgan Stanley & Co. International PLC	03/16/18	EUR	25,252	(1,014,767)	—	(1,014,767)
iBoxx EUR Liquid High Yield Index	At Termination	3-month EURIBOR	Quarterly	Goldman Sachs International	03/20/18	EUR	9,650	(47,777)	(8,063)	(39,714)
3-month EURIBOR	Quarterly	Markit iBoxx Euro Corporate Index	At Termination	Goldman Sachs International	03/20/18	EUR	28,753	(145,143)	24,695	(169,838)
iBoxx EUR Liquid High Yield Index	At Termination	3-month EURIBOR	Quarterly	JPMorgan Chase Bank N.A.	03/20/18	EUR	9,650	(35,226)	(8,246)	(26,980)
iBoxx EUR Liquid High Yield Index	At Termination	3-month EURIBOR	Quarterly	Merrill Lynch International	03/20/18	EUR	14,400	(57,083)	(12,032)	(45,051)
3-month EURIBOR	Quarterly	Markit iBoxx Euro Corporate Index	At Termination	Morgan Stanley & Co. International PLC	03/20/18	EUR	28,760	(164,569)	24,147	(188,716)
3-month LIBOR	Quarterly	iShares iBoxx $ Liquid High Yield Index	At Termination	Bank of America N.A.	03/20/18	USD	46,020	190,432	(5,308)	195,740
Netflix, Inc.	At Termination	3-month LIBOR minus 0.30%	At Termination	Merrill Lynch International	03/21/18	USD	8,984	(82,866)	—	(82,866)
1-month LIBOR plus 0.25%	Monthly	iShares JPMorgan USD Emerging Market Bond ETF	Monthly	Citibank N.A.	03/22/18	USD	78,948	236,870	—	236,870
iShares MSCI Mexico ETF	Quarterly	1-month LIBOR minus 0.70%	At Termination	Merrill Lynch International	03/26/18	USD	2,267	(45,654)	—	(45,654)
VanEck Vectors Semiconductor ETF	Monthly	1-month LIBOR minus 0.85%	Monthly	Merrill Lynch International	05/05/18	USD	1,809	(35,231)	—	(35,231)
Valeant Pharmaceuticals International, Inc.	Quarterly	3-month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	06/21/18	USD	416	17,817	—	17,817
Valeant Pharmaceuticals International	Quarterly	3-month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	08/03/18	USD	416	(185,443)	—	(185,443)
Valeant Pharmaceuticals International	Quarterly	3-month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	08/11/18	USD	520	(154,012)	—	(154,012)
O’Reilly Automotive, Inc.	Quarterly	3-month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	08/31/18	USD	2,879	(49,203)	—	(49,203)
3-month LIBOR	Quarterly	iBoxx U.S. Dollar Liquid High Yield Index	At Termination	Goldman Sachs International	09/20/18	USD	148,719	636,315	(477,961)	1,114,276

104	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Fixed Amount	Frequency	Rate	Frequency

Superior Energy Services, Inc.	Quarterly	3-month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	10/11/18	USD	1,894	$148,207	$—	$148,207

Teva Pharmaceutical Industries - ADR	Quarterly	3-month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	10/13/18	USD	474	(108,996)	—	(108,996)

CenturyLink, Inc.	Quarterly	3-month LIBOR minus 0.50%	Quarterly	BNP Paribas S.A.	11/09/18	USD	584	(85,855)	—	(85,855)

iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	1-month LIBOR minus 1.45%	Monthly	Merrill Lynch International	11/10/18	USD	3,490	(9,985)	—	(9,985)

VanEck Vectors Semiconductor ETF	Monthly	1-month LIBOR minus 0.75%	Monthly	BNP Paribas S.A.	11/15/18	USD	734	484	—	484

Uniti Group, Inc.	Quarterly	3-month LIBOR minus 1.10%	Quarterly	Citibank N.A.	11/28/18	USD	267	(40,163)	—	(40,163)

iShares Russell 2000 Index ETF	Monthly	1-month LIBOR minus 0.40%	Monthly	Citibank N.A.	12/04/18	USD	3,812	(12,317)	—	(12,317)

								$(2,408,644)	$(462,768)	$(1,945,876)

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Dates	Net Notional Amount		Unrealized Appreciation (Depreciation)	Net Value of Reference Entities
Equity Securities Long/Short	Bank of America N.A.	11/15/18-02/15/19	USD 2,024,225	(b)	$(1,020,787)(c)	$(3,018,549)

(a)	The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-150 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental	Exchange LIBOR:

EUR 1 Week

USD 1 Week

(b)	Gross notional basket percentage of net assets is 0.14%.
(c)	Amount includes $(26,463) of net dividends and financing fees.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$14,308,051	$(85,575,593)	$36,032,638	$(52,257,233)
OTC Derivatives	18,917,223	(30,608,137)	41,839,502	(59,892,409)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULE OF INVESTMENTS	105

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets -— Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$1,972,392	$—	$1,796,568	$—	$52,485,946	$—	$56,254,906
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	58,721,031	—	—	58,721,031
Interest rate caps	Interest rate caps premiums paid	—	—	—	—	2,532,232	—	2,532,232
Options purchased	Investments at value — unaffiliated(b)	—	—	34,146,882	89,918,139	61,852,886	—	185,917,907
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	24,053,781	624,446	—	33,546,266	—	58,224,493
Swaps — centrally cleared	Net unrealized appreciation(a)	—	2,957,791	—	—	32,978,709	96,138	36,032,638

		$1,972,392	$27,011,572	$36,567,896	$148,639,170	$183,396,039	$96,138	$397,683,207

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$1,968,285	$—	$2,818,271	$—	$6,663,139	$—	$11,449,695
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	97,157,446	—	—	97,157,446
Interest rate caps	Net unrealized depreciation	—	—	—	—	2,524,635	—	2,524,635
Options written	Options written at value	—	—	10,881,624	81,454,845	40,282,902	—	132,619,371
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	53,649,900	4,240,394	—	30,085,617	—	87,975,911
Swaps — centrally cleared	Net unrealized depreciation(a)	—	9,360,549	—	—	42,113,116	783,568	52,257,233

		$1,968,285	$63,010,449	$17,940,289	$178,612,291	$121,669,409	$783,568	$383,984,291

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$(3,597,684)	$—	$(82,897,582)	$—	$(226,340,125)	$—	$(312,835,391)
Forward foreign currency exchange contracts	—	—	—	(301,163,972)	—	—	(301,163,972)
Interest rate caps	—	—	—	—	(346,362)	—	(346,362)
Options purchased(a)	—	(4,438,506)	(47,992,667)	(182,763,815)	(79,720,401)	(3,761,290)	(318,676,679)
Options written	—	4,173,081	37,438,495	192,524,300	28,642,836	—	262,778,712
Swaps	—	6,363,176	4,257,277	—	129,700,322	(3,718,553)	136,602,222

	$(3,597,684)	$6,097,751	$(89,194,477)	$(291,403,487)	$(148,063,730)	$(7,479,843)	$(533,641,470)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(92,033)	$—	$(6,691,003)	$—	$59,598,828	$—	$52,815,792
Forward foreign currency exchange contracts	—	—	—	(126,281,248)	—	—	(126,281,248)
Interest rate caps	—	—	—	—	(2,524,635)	—	(2,524,635)
Options purchased(b)	—	1,167,921	18,318,489	(20,329,886)	(144,893,025)	—	(145,736,501)
Options written	—	1,189,062	(17,788,305)	(3,109,059)	134,668,960	—	114,960,658
Swaps	—	(38,272,113)	(3,274,099)	—	(148,927,319)	3,572,061	(186,901,470)

	$(92,033)	$(35,915,130)	$(9,434,918)	$(149,720,193)	$(102,077,191)	$3,572,061	$(293,667,404)

(a)	Options purchased are included in net realized gain (loss) from investments.

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

106	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,398,911,384
Average notional value of contracts — short	15,257,208,858
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	10,352,296,358
Average amounts sold — in USD	3,852,457,064
Options:
Average value of option contracts purchased	134,099,951
Average value of option contracts written	85,288,256
Average notional value of swaption contracts purchased	9,158,252,043
Average notional value of swaption contracts written	14,088,542,416
Average value of interest rate caps purchased	162,219
Credit default swaps:
Average notional value — buy protection	2,487,216,689
Average notional value — sell protection	1,755,324,424
Inflation swaps:
Average notional value — pays fixed rate	21,383,506
Average notional value — receives fixed rate	100,215,151
Interest rate swaps:
Average notional value — pays fixed rate	17,185,671,152
Average notional value — receives fixed rate	13,442,313,770
Total return swaps:
Average notional value	449,614,898

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$12,745,911		$17,424,710
Forward foreign currency exchange contracts	58,721,031		97,157,446
Interest rate caps(a)	2,532,232		2,524,635
Options	185,917,907	(b)	132,619,371
Swaps — centrally cleared	—		281,331
Swaps — OTC(c)	58,224,493		87,975,911

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$318,141,574		$337,983,404
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(42,587,855)		(28,587,665)

Total derivative assets and liabilities subject to an MNA	$275,553,719		$309,395,739

(a)	Includes unrealized appreciation (depreciation) and premiums paid on interest rate caps in the Consolidated Statement of Assets and Liabilities.
(b)	Includes options purchased at value which is included in Investments at value - unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	107

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)
Bank of America N.A.	$21,306,515	$(14,626,927)	$(6,679,588)	$—	$—
Bank of New York Mellon	5,815	—	—	—	5,815
Barclays Bank PLC	23,364,764	(23,364,764)	—	—	—
BNP Paribas S.A.	16,476,470	(16,476,470)	—	—	—
Citibank N.A.	27,606,499	(27,606,499)	—	—	—
Credit Suisse International	2,414,036	(2,414,036)	—	—	—
Deutsche Bank AG	39,248,731	(21,823,283)	—	(16,230,000)	1,195,448
Goldman Sachs International	44,299,019	(44,299,019)	—	—	—
HSBC Bank PLC	16,683,852	(16,683,852)	—	—	—
J.P. Morgan Securities LLC	859,274	(859,274)	—	—	—
JPMorgan Chase Bank N.A.	51,388,986	(43,584,301)	—	(7,804,685)	—
Merrill Lynch International	166,024	(166,024)	—	—	—
Morgan Stanley & Co. LLC	1,017,902	(1,017,902)	—	—	—
Morgan Stanley & Co. International PLC	22,480,776	(21,727,486)	—	—	753,290
Nomura International PLC	413,293	(413,293)	—	—	—
Royal Bank of Scotland PLC	3,856,139	(3,856,139)	—	—	—
Société Générale	7,673	(7,673)	—	—	—
Standard Chartered Bank	454,002	(454,002)	—	—	—
UBS AG	3,503,949	(2,202,150)	(1,301,799)	—	—

	$275,553,719	$(241,583,094)	$(7,981,387)	$(24,034,685)	$1,954,553

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(d)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$14,626,927	$(14,626,927)	$—	$—	$—
Barclays Bank PLC	23,384,543	(23,364,764)	—	(19,779)	—
BNP Paribas S.A.	39,597,037	(16,476,470)	—	(1,400,000)	21,720,567
Citibank N.A.	27,871,435	(27,606,499)	—	(264,936)	—
Credit Suisse International	9,189,207	(2,414,036)	—	(6,180,000)	595,171
Deutsche Bank AG	21,823,283	(21,823,283)	—	—	—
Goldman Sachs International	65,521,662	(44,299,019)	—	(21,222,643)	—
HSBC Bank PLC	22,441,905	(16,683,852)	—	—	5,758,053
J.P. Morgan Securities LLC	2,116,950	(859,274)	—	(1,257,676)	—
JPMorgan Chase Bank N.A.	43,584,301	(43,584,301)	—	—	—
Merrill Lynch International	1,847,328	(166,024)	—	(1,310,000)	371,304
Morgan Stanley & Co. LLC	1,334,305	(1,017,902)	—	—	316,403
Morgan Stanley & Co. International PLC	21,727,486	(21,727,486)	—	—	—
Nomura International PLC	6,380,080	(413,293)	—	(5,966,787)	—
Royal Bank of Canada	51,821	—	—	—	51,821
Royal Bank of Scotland PLC	5,143,995	(3,856,139)	—	(640,000)	647,856
Société Générale	40,416	(7,673)	—	(32,743)	—
Standard Chartered Bank	510,908	(454,002)	—	—	56,906
UBS AG	2,202,150	(2,202,150)	—	—	—

	$309,395,739	$(241,583,094)	$—	$(38,294,564)	$29,518,081

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

108	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Asset-Backed Securities	$—	$4,080,961,274	$301,705,512	$4,382,666,786
Common Stocks(a)	467,802,927	38,178,061	1,172,762	507,153,750
Corporate Bonds(a)	—	9,515,675,497	10,257,860	9,525,933,357
Floating Rate Loan Interests(a)	—	532,737,972	295,938,252	828,676,224
Foreign Agency Obligations(a)	—	803,175,323	—	803,175,323
Foreign Government Obligations	—	3,154,897,523	—	3,154,897,523
Investment Companies	842,114,848	—	—	842,114,848
Non-Agency Mortgage-Backed Securities(a)	—	2,350,557,110	222,383,753	2,572,940,863
Preferred Securities(a)	—	1,276,512,501	315,114	1,276,827,615
Taxable Municipal Bonds	—	1,904,300,121	—	1,904,300,121
U.S. Government Sponsored Agency Securities	—	26,826,063,253	2,372,827	26,828,436,080
U.S. Treasury Obligations	—	10,775,248,356	—	10,775,248,356
Short-Term Securities:
Borrowed Bond Agreements	—	3,607,854,666	—	3,607,854,666
Foreign Government Obligations(a)	—	754,351,837	—	754,351,837
Options Purchased:
Equity contracts	24,479,272	9,667,610	—	34,146,882
Foreign currency exchange contracts	—	89,918,111	28	89,918,139
Interest rate contracts	5,362,672	56,490,214	—	61,852,886
Unfunded floating rate loan interests(b)	—	31,679	—	31,679
Liabilities:
Investments Sold Short(a)	—	(348,550,650)	—	(348,550,650)
TBA Sale Commitments(a)	—	(23,772,104,142)	—	(23,772,104,142)
Borrowed Bonds(a)	—	(3,603,629,530)	—	(3,603,629,530)

	$1,339,759,719	$38,052,336,786	$834,146,108	$40,226,242,613

(a) See above Consolidated Schedule of Investments for values in each country. (b) Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the instrument.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Commodity contracts	$1,972,392	$—	$—	$1,972,392
Credit contracts	—	10,709,362	—	10,709,362
Equity contracts	1,796,568	624,446	—	2,421,014
Foreign currency exchange contracts	—	58,721,031	—	58,721,031
Interest rate contracts	52,485,946	66,442,194	—	118,928,140
Other contracts	—	96,138	—	96,138
Liabilities:
Commodity contracts	(1,968,285)	—	—	(1,968,285)
Credit contracts	—	(32,931,384)	—	(32,931,384)
Equity contracts	(13,699,895)	(4,235,086)	—	(17,934,981)
Foreign currency exchange contracts	—	(178,612,219)	(72)	(178,612,291)
Interest rate contracts	(6,663,139)	(114,482,506)	—	(121,145,645)
Other contracts	—	(783,568)	—	(783,568)

	$33,923,587	$(194,451,592)	$(72)	$(160,528,077)

(a)	Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $13,136,724,327 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2017, there were no transfers between Level 1 and Level 2.

CONSOLIDATED SCHEDULE OF INVESTMENTS	109

Consolidated Schedule of Investments (continued)	BlackRock Strategic Income Opportunities Portfolio
December 31, 2017

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	U.S. Government Sponsored Agency Securities	Options Purchased	Total
Assets:
Opening Balance, as of December 31, 2016	$669,367,383	$1,571,690	$1,425,851	$71,630,957	$311,179,654	$2,739,032	$989,814	$—	$1,058,904,381
Transfers into Level 3	14,860,488	—	—	34,136,838	16,235,468	—	—	—	65,232,794
Transfers out of Level 3(a)	(394,280,758)	—	(1,044,293)	—	(97,864,019)	—	—	—	(493,189,070)
Other(b)	9,546,194	—	—	—	(9,546,194)	—	—	—	—
Accrued discounts/premiums	2,013,308	—	22,021	483,956	2,600,634	—	—	—	5,119,919
Net realized gain (loss)	3,631,762	17,085	35,599	765,528	3,570,588	(912,080)	232,113	345,275	7,685,870
Net change in unrealized appreciation (depreciation)(c)(d)	(5,582,230)	(378,570)	(1,088,489)	1,168,258	(1,658,412)	997,745	(519,958)	(754,456)	(7,816,112)
Purchases	247,828,677	2,453,023	11,163,778	296,648,427	113,761,673	—	2,477,497	1,198,956	675,532,031
Sales	(245,679,312)	(2,490,466)	(256,607)	(108,895,712)	(115,895,639)	(2,509,583)	(806,639)	(789,747)	(477,323,705)

Closing Balance, as of December 31, 2017	$301,705,512	$1,172,762	$10,257,860	$295,938,252	$222,383,753	$315,114	$2,372,827	$28	$834,146,108

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017(d)	$(3,970,476)	$(378,570)	$(1,088,405)	$(155,943)	$(524,885)	$997,745	$(104,670)	$(754,456)	$(5,979,660)

(a)	As of December 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.
(d)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Foreign Currency Exchange Contracts
	Assets	Liabilities
Opening Balance, as of December 31, 2016	$—	$—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation/depreciation(a)(b)	—	4,701,773
Purchases	—	—
Issues	—	—
Sales	—	(4,701,845)
Settlements	—	—

Closing Balance, as of December 31, 2017	$—	$(72)

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2017(b)	$—	$4,701,773

(a)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

110	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2017

BlackRock Strategic Income Opportunities Portfolio

ASSETS
Investments at value — unaffiliated (cost — $67,030,803,866)	$67,417,032,905
Investments at value — affiliated (cost — $516,243,916)	533,462,351
Cash	14,296,745
Cash pledged:
Collateral — reverse repurchase agreements	5,082,000
Collateral — OTC derivatives	45,260,000
Collateral — TBA commitments	682,000
Futures contracts	134,984,170
Centrally cleared swaps	75,891,080
Foreign currency at value (cost — $226,132,412)	228,435,869
Receivables:
Investments sold	773,218,643
Swaps	1,460,706
TBA sale commitments	23,826,131,107
Capital shares sold	211,600,063
Dividends — affiliated	10,693
Dividends — unaffiliated	200,408
Interest — unaffiliated	261,921,868
Principal paydowns	76,972
Variation margin on futures contracts	12,745,911
Interest rate caps premiums paid	2,532,232
Swap premiums paid	16,384,991
Unrealized appreciation on:
Forward foreign currency exchange contracts	58,721,031
OTC swaps	41,839,502
Unfunded floating rate loan interests	31,679
Prepaid expenses	965,219

Total assets	93,662,968,145

LIABILITIES
Investment sold short at value (proceeds — $348,403,125)	348,550,650
Cash received:
Collateral — OTC derivatives	25,930,000
Collateral — Reverse repurchase agreements	350,000
Collateral — TBA commitments	8,290,157
Borrowed bonds at value (proceeds — $3,582,207,227)	3,603,629,530
Options written at value (premiums received — $167,432,934)	132,619,371
TBA sale commitments at value (proceeds — $23,762,977,279)	23,772,104,142
Reverse repurchase agreements	13,136,724,327
Payables:
Investments purchased	20,591,263,311
Swaps	15,481
Capital shares redeemed	55,606,085
Deferred foreign capital gain tax	98,679
Income dividends	13,025,810
Interest expense — unaffiliated	14,806,756
Investment advisory fees	12,316,440
Trustees’ and Officer’s fees	106,800
Options written	3,020,714
Other accrued expenses	8,305,384
Other affiliates	1,893,767
Service and distribution fees	1,071,940
Variation margin on futures contracts	17,424,710
Variation margin on centrally cleared swaps	281,331
Swap premiums received	30,608,137
Unrealized depreciation on:
Forward foreign currency exchange contracts	97,157,446
OTC swaps	57,367,774
Interest rate caps	2,524,635

Total liabilities	61,935,093,377

NET ASSETS	$31,727,874,768

NET ASSET CONSIST OF
Paid-in capital	$32,182,815,602
Distributions in excess of net investment income	(253,176,314)
Accumulated net realized loss	(582,736,724)
Net unrealized appreciation (depreciation)	380,972,204

NET ASSETS	$31,727,874,768

FINANCIAL STATEMENTS	111

Consolidated Statement of Assets and Liabilities  (continued)

December 31, 2017

BlackRock Strategic Income Opportunities Portfolio

NET ASSET VALUE

Institutional
Net assets	$23,089,642,942

Shares outstanding(a)	2,318,396,260

Net asset value	$9.96

Investor A
Net assets	$2,234,189,466

Shares outstanding(a)	224,356,921

Net asset value	$9.96

Investor C
Net assets	$655,873,566

Shares outstanding(a)	65,918,202

Net asset value	$9.95

Class K
Net assets	$5,748,168,794

Shares outstanding(a)	576,768,704

Net asset value	$9.97

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to consolidated financial statements.

112	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended December 31, 2017

BlackRock Strategic Income Opportunities Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$1,226,683,763
Dividends — affiliated	23,420,555
Dividends — unaffiliated	22,911,192
Foreign taxes withheld	(1,973,442)

Total investment income	1,271,042,068

EXPENSES
Investment advisory	132,756,331
Transfer agent — class specific	23,680,748
Administration	9,246,256
Administration — class specific	5,820,482
Service and distribution — class specific	14,193,681
Custodian	2,742,995
Accounting services	1,745,218
Registration	893,891
Professional	887,007
Trustees and Officer	435,622
Printing	424,303
Offering	5,017
Miscellaneous	635,543
Recoupment of past waived fees — class specific	357,742

Total expenses excluding interest expense	193,824,836
Interest expense — unaffiliated(a)	80,589,990

Total expenses	274,414,826
Less:
Administration fees waived — class specific	(516,621)
Transfer agent fees waived and/or reimbursed — class specific	(967,034)
Fees waived by the Manager	(2,521,388)

Total expenses after fees waived and/or reimbursed	270,409,783

Net investment income	1,000,632,285

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	23,531,102 (b)
Investments — affiliated	6,086,575
Borrowed bonds	3,180,071
Foreign currency transactions	6,414,505
Forward foreign currency exchange contracts	(301,163,972)
Futures contracts	(312,835,391)
Interest rate caps	(346,362)
Options written	262,778,712
Payments by affiliates	3,594 (c)
Swaps	136,602,222

(175,748,944)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	706,609,282 (d)
Investments — affiliated	5,844,527
Borrowed bonds	(27,296,042)
Foreign currency translations	100,430
Forward foreign currency exchange contracts	(126,281,248)
Futures contracts	52,815,792
Interest rate caps	(2,524,635)
Options written	114,960,658
Short sales	(147,525)
Swaps	(186,901,470)
Unfunded floating rate loan interests	31,679

537,211,448

Net realized and unrealized gain (loss)	361,462,504

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,362,094,789

(a)	See Note 4 of the Notes to Consolidated Financial Statements for details of short-term borrowings.
(b)	Net of $1,996,077 foreign capital gain tax.
(c)	Includes payments by an affiliate to compensate for trade operating errors.
(d)	Net of $1,454,315 foreign capital gain tax.

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	113

Consolidated Statements of Changes in Net Assets

	BlackRock Strategic Income Opportunities Portfolio
	Year Ended
	12/31/17	12/31/16

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,000,632,285	$750,728,783
Net realized loss	(175,748,944)	(409,176,212)
Net change in unrealized appreciation (depreciation)	537,211,448	624,028,188

Net increase in net assets resulting from operations	1,362,094,789	965,580,759

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(666,414,835)	(503,405,458)
Investor A	(75,452,900)	(107,818,954)
Investor C	(16,313,859)	(15,831,177)
Class K	(147,882,739)	(64,071,232)
Return of capital:
Institutional	(68,474,102)	(94,532,515)
Investor A.	(7,752,783)	(20,246,894)
Investor C	(1,676,249)	(2,972,874)
Class K	(15,194,946)	(12,031,682)

Decrease in net assets resulting from distributions to shareholders	(999,162,413)	(820,910,786)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,466,261,564	(4,170,813,057)

NET ASSETS
Total increase (decrease) in net assets	4,829,193,940	(4,026,143,084)
Beginning of year	26,898,680,828	30,924,823,912

End of year	$31,727,874,768	$26,898,680,828

Distributions in excess of net investment income, end of year	$(253,176,314)	$(124,308,493)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

114	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio
	Institutional
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$9.83		$9.77		$10.11		$10.17		$10.10

Net investment income(a)	0.35		0.26		0.21		0.24		0.27
Net realized and unrealized gain (loss)	0.12		0.09		(0.24)		0.15		0.07

Net increase (decrease) from investment operations	0.47		0.35		(0.03)		0.39		0.34

Distributions:(b)
From net investment income	(0.31)		(0.25)		(0.29)		(0.41)		(0.25)
From net realized gain	—		—		(0.02)		(0.04)		(0.02)
From return of capital	(0.03)		(0.04)		—		—		—

Total distributions	(0.34)		(0.29)		(0.31)		(0.45)		(0.27)

Net asset value, end of year	$9.96		$9.83		$9.77		$10.11		$10.17

Total Return:(c)
Based on net asset value	4.88%		3.61%		(0.30)%		3.79%		3.38%

Ratios to Average Net Assets(d)
Total expenses	0.90	%(e)	0.74	%(e)	0.77	%(e)	0.78	%(e)	0.89	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%		0.73%		0.75%		0.77%		0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.61%		0.60%		0.59%		0.60%		0.65%

Net investment income	3.49%		2.66%		2.09%		2.34%		2.62%

Supplemental Data:
Net assets, end of year (000)	$23,089,643		$17,994,587		$24,173,415		$20,070,188		$7,294,601

Portfolio turnover rate(f)	1,576%		1,541%		1,856%		1,396%		1,413%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017		2016		2015		2014		2013
Investments in underlying funds	0.01%		0.02%		0.03%		0.02%		0.03%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:
	Year Ended December 31,
	2017		2016		2015		2014		2013
Expense ratios	0.90%		0.73%		0.77%		0.77%		0.88%

(f) Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:
	Year Ended December 31,
	2017		2016		2015		2014		2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,060%		1,098%		1,242%		1,067%		894%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	115

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio (continued)
	Investor A
	Year Ended December 31,
	2017	2016	2015		2014		2013
Net asset value, beginning of year	$9.83	$9.77	$10.11		$10.17		$10.10

Net investment income(a)	0.31	0.23	0.18		0.22		0.24
Net realized and unrealized gain (loss)	0.14	0.09	(0.24)		0.14		0.07

Net increase (decrease) from investment operations	0.45	0.32	(0.06)		0.36		0.31

Distributions:(b)
From net investment income	(0.29)	(0.22)	(0.26)		(0.38)		(0.22)
From net realized gain	—	—	(0.02)		(0.04)		(0.02)
From return of capital	(0.03)	(0.04)	—		—		—

Total distributions	(0.32)	(0.26)	(0.28)		(0.42)		(0.24)

Net asset value, end of year	$9.96	$9.83	$9.77		$10.11		$10.17

Total Return:(c)
Based on net asset value	4.59%	3.30%	(0.60)%		3.48%		3.12%

Ratios to Average Net Assets(d)
Total expenses	1.22%	1.07%	1.12	%(e)	1.09	%(e)	1.15	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.16%	1.03%	1.06%		1.06%		1.12%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.90%	0.90%	0.90%		0.90%		0.90%

Net investment income	3.09%	2.38%	1.77%		2.10%		2.39%

Supplemental Data:
Net assets, end of year (000)	$2,234,189	$4,380,500	$5,632,067		$4,047,716		$3,186,806

Portfolio turnover rate(f)	1,576%	1,541%	1,856%		1,396%		1,413%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017	2016	2015		2014		2013
Investments in underlying funds	0.01%	0.02%	0.03%		0.02%		0.03%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:
	Year Ended December 31,
	2017	2016	2015		2014		2013
Expense ratios	N/A	N/A	1.10%		1.08%		1.15%

(f) Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:
	Year Ended December 31,
	2017	2016	2015		2014		2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,060%	1,098%	1,242%		1,067%		894%

See notes to consolidated financial statements.

116	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio (continued)
	Investor C
	Year Ended December 31,
	2017		2016		2015		2014		2013
Net asset value, beginning of year	$9.82		$9.76		$10.10		$10.16		$10.09

Net investment income(a)	0.24		0.16		0.10		0.14		0.17
Net realized and unrealized gain (loss)	0.13		0.08		(0.24)		0.14		0.06

Net increase (decrease) from investment operations	0.37		0.24		(0.14)		0.28		0.23

Distributions:(b)
From net investment income	(0.21)		(0.15)		(0.18)		(0.30)		(0.15)
From net realized gain	—		—		(0.02)		(0.04)		(0.01)
From return of capital	(0.03)		(0.03)		—		—		—

Total distributions	(0.24)		(0.18)		(0.20)		(0.34)		(0.16)

Net asset value, end of year	$9.95		$9.82		$9.76		$10.10		$10.16

Total Return:(c)
Based on net asset value	3.81%		2.53%		(1.34)%		2.70%		2.34%

Ratios to Average Net Assets(d)
Total expenses	1.93	%(e)	1.79	%(e)	1.83	%(e)	1.83	%(e)	1.93	%(e)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.91%		1.78%		1.81%		1.81%		1.87%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.65%		1.65%		1.65%		1.65%		1.65%

Net investment income	2.41%		1.63%		1.03%		1.33%		1.73%

Supplemental Data:
Net assets, end of year (000)	$655,874		$872,501		$1,119,341		$1,085,448		$797,540

Portfolio turnover rate(f)	1,576%		1,541%		1,856%		1,396%		1,413%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2017		2016		2015		2014		2013
Investments in underlying funds	0.01%		0.02%		0.03%		0.02%		0.03%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees as follows:
	Year Ended December 31,
	2017		2016		2015		2014		2013
Expense ratios	1.92%		1.78%		1.81%		1.83%		1.93%

(f) Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:
	Year Ended December 31,
	2017		2016		2015		2014		2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,060%		1,098%		1,242%		1,067%		894%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	117

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio (continued)
		Class K
	Year Ended 12/31/17		Period from 03/28/16(a) to 12/31/16
Net asset value, beginning of period	$9.84		$9.65

Net investment income(b)	0.36		0.22
Net realized and unrealized gain	0.12		0.21

Net increase from investment operations	0.48		0.43

Distributions:(c)
From net investment income	(0.32)		(0.20)
From return of capital	(0.03)		(0.04)

Total distributions	(0.35)		(0.24)

Net asset value, end of period	$9.97		$9.84

Total Return:(d)
Based on net asset value	4.97%		4.47	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.82%		0.69	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.81%		0.68	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.53%		0.53	%(g)

Net investment income	3.58%		2.93	%(g)

Supplemental Data:
Net assets, end of period (000)	$5,748,169		$3,651,094

Portfolio turnover rate(h)	1,576%		1,541%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/17		Period 03/28/16(a) to 12/31/16
Investments in underlying funds	0.01%		0.02%

(g) Annualized. (h) Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:
	Year Ended 12/31/17		Period 03/28/16(a) to 12/31/16
Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,060%		1,098%

See notes to consolidated financial statements.

118	2017 BLAKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Strategic Income Opportunities Portfolio (the “Fund”) is a series of the Trust. The Fund’s classification changed from non-diversified to diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BlackRock Strategic Income Opportunities Portfolio include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary” or “Cayman Strategic Income Portfolio”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Cayman Strategic Income Portfolio
Statement of Assets and Liabilities
Total assets	$20,247,000
Total liabilities	14,120

Net assets	$20,232,880

Statement of Operations
Net realized gain (loss) from:
Investments — unaffiliated	$(11,249,990)
Futures contracts	(3,597,684)
Foreign currency transactions	220
Options written	13,525,367

(1,322,087)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	10,451,831
Futures contracts	(92,033)
Options written	(13,225,009)

(2,865,211)

Net decrease in net assets resulting from operations	$(4,187,298)

Statement of Changes in Net Assets
Net realized loss	$(1,322,087)
Net change in unrealized appreciation (depreciation)	(2,865,211)

Net decrease in net assets resulting from operations	$(4,187,298)
Net increase in net assets derived from capital share transactions	3,653,436

Net decrease in net assets	$ (533,862)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	119

Notes to Consolidated Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps or short sales), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Consolidated Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

120	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	121

Notes to Consolidated Financial Statements (continued)

unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

122	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	123

Notes to Consolidated Financial Statements (continued)

coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Nidda Healthcare Holding AG (FKA STADA Arzneimittel Aktiengesellschaft )	$604,286	$719,652	$724,963	$ 5,311
Nidda Healthcare Holding AG (FKA STADA Arzneimittel Aktiengesellschaft )	2,995,714	3,567,598	3,593,966	26,368

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but

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Notes to Consolidated Financial Statements (continued)

can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Typically, the Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended December 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $4,154,412,025 and 0.51%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Fund and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Consolidated Financial Statements (continued)

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements(a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest(b)	Net Amount Before Collateral	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest(c)	Net Collateral (Received)/ Pledged(c)	Net Exposure Due (to)/from Counterparty(d)
Amherst Pierpont Securities LLC	$—	$(99,630,811)	$—	$(99,630,811)	$—	$99,630,811	$99,630,811	$—
Bank of Montreal	—	(503,874,503)	—	(503,874,503)	—	503,874,503	503,874,503	—
Barclays Bank PLC	1,102,619,058	(1,427,891,731)	(1,102,869,480)	(1,428,142,153)	—	1,428,142,153	1,428,142,153	—
Barclays Capital, Inc.	97,786,283	(20,218,764)	(100,095,922)	(22,528,403)	—	22,528,403	22,528,403	—
BNP Paribas Securities Corp.	425,029,124	(766,275,822)	(429,088,493)	(770,335,191)	—	770,335,191	770,335,191	—
Cantor Fitzgerald & Co.	—	(310,312,594)	—	(310,312,594)	—	310,312,594	310,312,594	—
Citigroup Global Markets, Inc.	525,472,326	(1,434,522,471)	(528,793,964)	(1,437,844,109)	—	1,437,844,109	1,437,844,109	—
Credit Suisse Securities (USA) LLC	5,010,263	—	(5,078,784)	(68,521)	—	68,521	68,521	—
Deutsche Bank AG	63,663,793	—	(63,824,426)	(160,633)	—	160,633	160,633	—
Deutsche Bank Securities, Inc.	507,770,125	(875,105,238)	(508,316,432)	(875,651,545)	—	875,651,545	875,651,545	—
HSBC Securities (USA), Inc.	—	(1,853,761,467)	—	(1,853,761,467)	—	1,853,761,467	1,853,761,467	—
J.P. Morgan Securities LLC	796,000,000	(2,166,771,185)	(795,340,275)	(2,166,111,460)	—	2,166,111,460	2,166,111,460	—
J.P. Morgan Securities PLC	11,096,252	—	(10,820,697)	275,555	(275,555)	—	(275,555)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(2,006,768,728)	—	(2,006,768,728)	—	2,006,768,728	2,006,768,728	—
Nomura Securities International, Inc.	18,881,725	(189,185,535)	(18,938,636)	(189,242,446)	—	189,242,446	189,242,446	—
RBC Capital Markets, LLC	54,525,717	(773,214,943)	(55,232,501)	(773,921,727)	—	773,921,727	773,921,727	—
Wells Fargo Securities, LLC	—	(709,190,535)	—	(709,190,535)	—	709,190,535	709,190,535	—

	$3,607,854,666	$(13,136,724,327)	$(3,618,399,610)	$(13,147,269,271)	$(275,555)	$13,147,544,826	$13,147,269,271	$—

(a)	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $14,770,080, which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.
(c)	Net collateral with a value including accrued interest of $13,268,905,978 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When a fund enters into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a Fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at

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Notes to Consolidated Financial Statements (continued)

which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. As of period end, the value of portfolio securities subject to covered call options written was $141,726,968.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•	Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	127

Notes to Consolidated Financial Statements  (continued)

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Total return basket swaps — Total return swaps are entered into to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

128	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•	Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an ISDA Master Agreement or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee, based on the average daily net assets that are attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including ETFs advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	129

Notes to Consolidated Financial Statements  (continued)

money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
$3 Billion — $35 Billion	0.450
Greater than $35 Billion	0.430

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), collectively, the “Sub-Advisors”, each an affiliate of the Manager. The Manager pays each of BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Distribution Fee	Service Fee
Investor A	N/A	0.25%
Investor C	0.75%	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$6,715,509	$7,478,172	$14,193,681

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is included in administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2017, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$4,222,559	$537,241	$149,563	$911,119	$5,820,482

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$1,818,646	$58	$3	$1,818,707

130	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended December 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$36,855	$31,884	$7,133	$560	$76,432

For the year ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$18,057,437	$4,704,818	$901,165	$17,328	$23,680,748

Other Fees: For the year ended December 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $50,260.

For the year ended December 31, 2017, affiliates received CDSCs as follows:

Investor A	Investor C
$26,936	$55,488

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2017, the amount waived was $89,576.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2017, the Fund waived $2,431,812 in investment advisory fees pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Institutional	Investor A	Investor C	Class K
0.65%	0.90%	1.65%	N/A

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2018, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the year ended December 31, 2017, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived
Institutional	Investor A	Investor C	Class K	Total
$ —	$478,178	$38,443	$—	$516,621

Transfer Agent Fees Waived and/or Reimbursed
Institutional	Investor A	Investor C	Class K	Total
$ —	$967,034	$—	$—	$967,034

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement, and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	131

Notes to Consolidated Financial Statements  (continued)

For the year ended December 31, 2017, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Institutional	Investor C	Total
$320,283	$37,459	$357,742

On December 31, 2017, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2018	2019
Investor A	$1,563,682	$1,445,212
Investor C	18,261	38,443

The following class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 31, 2017:

Investor A	Investor C
$2,877,562	$104,378

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: During the year ended December 31, 2017, the Fund received reimbursements of $3,594 from an affiliate, which is shown as payments by affiliates in the Consolidated Statement of Operations, related to operating errors.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Realized Gain (Loss)
$1,337,427,804	$1,303,855,034	$3,801,596

7. PURCHASES AND SALES

For the year ended December 31, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$397,027,926,458	$403,730,465,080
U.S. Government Securities	68,386,030,998	63,269,586,549

For the year ended December 31, 2017, purchases and sales related to mortgage dollar rolls were as follows:

Purchases	$152,442,332,142
Sales	152,378,132,931

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

132	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the characterization of expenses, the accounting for swap agreements, the sale of stock of passive foreign investment companies, amortization methods on fixed income securities, the classification of investments, investment in a wholly owned subsidiary, and dividends recognized for tax purposes were reclassified to the following accounts:

Paid-in capital	$ (2,154,299)
Distributions in excess of net investment income	$(223,435,773)
Accumulated net realized loss	$ 225,590,072

The tax character of distributions paid was as follows:

Ordinary income
12/31/17	$906,064,333
12/31/16	691,126,821
Return of capital
12/31/17	93,098,080
12/31/16	129,783,965

Total
12/31/17	$999,162,413

12/31/16	$820,910,786

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforwards	$(500,378,525)
Net unrealized gains(a)	66,616,907
Qualified late-year losses(b)	(21,179,216)

Total	$(454,940,834)

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, the timing and recognition of partnership income, and investment in a wholly owned subsidiary.
(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2017, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $500,378,525.

During the year ended December 31, 2017, the Fund utilized $78,676,634 of its capital loss carryforward.

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$67,577,174,007

Gross unrealized appreciation	$1,086,802,908
Gross unrealized depreciation	(744,038,595)

Net unrealized appreciation	$342,764,313

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	133

Notes to Consolidated Financial Statements  (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clear-inghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

134	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/17		Year Ended 12/31/16
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,041,401,753	$10,332,420,912	632,337,739	$6,156,212,668
Shares issued in reinvestment of distributions	63,664,319	632,229,141	52,122,515	507,711,454
Shares redeemed	(616,969,149)	(6,123,833,809)	(1,327,323,505)	(12,912,513,912)

Net increase (decrease)	488,096,923	$4,840,816,244	(642,863,251)	$(6,248,589,790)

Investor A
Shares sold	89,512,581	$887,799,689	153,129,648	$1,489,681,101
Shares issued in reinvestment of distributions	8,057,731	79,958,277	12,896,694	125,642,798
Shares redeemed	(318,818,179)	(3,158,765,247)	(296,630,965)	(2,888,419,028)

Net decrease	(221,247,867)	$(2,191,007,281)	(130,604,623)	$(1,273,095,129)

Investor C
Shares sold	7,027,481	$69,657,954	10,383,497	$100,896,380
Shares issued in reinvestment of distributions	1,651,816	16,383,659	1,754,023	17,078,456
Shares redeemed	(31,594,355)	(312,979,348)	(37,936,800)	(369,163,988)

Net decrease	(22,915,058)	$(226,937,735)	(25,799,280)	$(251,189,152)

			Period March 28, 2016(a) to December 31, 2016
Class K
Shares sold	239,390,235	$2,377,722,265	436,207,063	$4,239,761,290
Shares issued in reinvestment of distributions	16,025,963	159,273,996	7,664,377	75,011,856
Shares redeemed	(49,773,435)	(493,605,925)	(72,745,499)	(712,712,132)

Net increase	205,642,763	$2,043,390,336	371,125,941	$3,602,061,014

Total Net Increase (Decrease)	449,576,761	$4,466,261,564	(428,141,213)	$(4,170,813,057)

(a)	Commencement of operations.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	135

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Strategic Income Opportunities Portfolio and the Board of Trustees of BlackRock Funds II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II (the “Fund”), as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2017, and the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information (Unaudited)

During the fiscal year ended December 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Months Paid	Percentage
Interest-Related Dividends for Non-U.S. Residents(a)	January — December 2017	60.23%
Federal Obligation Interest(b)	January — December 2017	9.59

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(b)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

136	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information	BlackRock Strategic Income Opportunities Portfolio

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Direc- torships During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee (Since 2007)	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	137

Trustee and Officer Information (continued)	BlackRock Strategic Income Opportunities Portfolio

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Direc- torships During Past Five Years
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee (Since 2007)	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

138	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (continued)	BlackRock Strategic Income Opportunities Portfolio

Interested Trustees(a),(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

(d) Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	139

Trustee and Officer Information (continued)	BlackRock Strategic Income Opportunities Portfolio

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Trustees of the Trust.

Investment Adviser and	Sub-Advisors	Accounting Agent,	Custodian
Administrator BlackRock Advisors, LLC Wilmington, DE 19809	BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	The Bank of New York Mellon New York, NY 10286

Distributor	Legal Counsel	Independent Registered Public	Address of the Trust
BlackRock Investments, LLC New York, NY 10022	Willkie Farr & Gallagher LLP New York, NY 10019	Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	100 Bellevue Parkway Wilmington, DE 19809

140	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information	BlackRock Strategic Income Opportunities Portfolio

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	141

Additional Information (continued)	BlackRock Strategic Income Opportunities Portfolio

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

142	2017 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviations

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

CNY	Chinese Yuan

COP	Colombian Peso

EGP	Egyptian Pound

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

LKR	Sri Lankan Rupee

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	US Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

AGM	Assurance Guaranty Municipal Corp.

AKA	Also Known As

AMBAC	AMBAC Assurance Corp.

BUBOR	Budapest Interbank Offered Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CBOE	Chicago Board Options Exchange

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EUR	Euro

EURIBOR	Euro Interbank Offered Rate

FKA	Formerly Known As

GO	General Obligation Bonds

JIBAR	Johannesburg Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

PIK	Payment-in-kind

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SCA	Svenska Cellulosa Aktiebolaget

SPDR	Standard & Poor’s Depositary Receipts

STIBOR	Stockholm Interbank Offered Rate

TBA	To-be-announced

UK RPI	United Kingdom Retail Price Index

WIBOR	Warsaw Interbank Offered Rate

WTI	West Texas Intermediate

GLOSSARY OF TERMS USED IN THIS REPORT	143

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SIO-12/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Income Opportunities Portfolio	$118,779	$92,782	$2,000	$0	$20,600	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Income Opportunities Portfolio	$22,600	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: March 8, 2018